UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: December 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS VALUE FUNDS

Semi-Annual Report December 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Value Funds

Nuveen Multi-Manager Large-Cap Value Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

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NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long term investment goals provide the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ). The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds). Both are affiliates of Nuveen Investments, Inc. The Nuveen Multi-Manager Large-Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), HydePark and Symphony Asset Management, LLC (Symphony). In the following discussion, NWQ portfolio managers Jon Bosse, Phyllis Thomas, Tradewinds portfolio manager Dave Iben, Symphony portfolio manager David Wang, and members of the Hyde Park and ICAP investment teams discuss key investment strategies and the performance of the Funds. Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and Nuveen NWQ Large-Cap Value Funds, Phyllis Thomas manages the Nuveen NWQ Small-Cap Value and Nuveen NWQ Small/Mid-Cap Value Funds. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Value Opportunities Fund.

How did the Funds perform during the six months ended December 31, 2008?

The table on page three provides performance information for the six Funds (Class A Shares at net asset value) for the six-month, one-year, five-year, ten-year and since inception periods ended December 31, 2008. The table also compares the Funds’ performance to appropriate indexes. A more detailed account of each Funds’ relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

Class A Shares (at net asset value) for the Nuveen Multi-Manager Large-Cap Value Fund underperformed each of its comparative indexes for the six-month period ended December 31, 2008.

Symphony

For the Symphony portion of the Nuveen Mutli-Manger Large-Cap Value Fund, we continue to believe that both quantitative and qualitative methods have value, which is the basis of our investment philosophy. Quantitative methods are disciplined, constrained, and unaffected by emotion, whereas qualitative methods exploit the intuition, experience, and insights of skilled analysts and portfolio managers. Specifically, the quantitative screening process serves as the starting point in investment decision-making, and helps to simplify the often very complex portfolio construction process. The qualitative process provides a systematic way of researching companies from a broad perspective, ensuring the stocks selected for the portfolio are attractive in all important respects. Our overarching theme would be an aversion to credit sensitive names, high financial leverage, and vulnerable capital structures with a preference for companies with strong cash flow generation, conservative management and market leadership.

For the second half of 2008, our aversion to credit sensitive and high leveraged names led us to significantly underweight life insurance, regional banks, broker dealers, and real estate investment trusts. In addition following various financial shocks (especially AIG), we were able to find value specifically in the property and casualty sector (Travelers, Chubb and Ace), within select exchange

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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Class A Shares—

Average Annual Total Returns as of 12/31/08

	Cumulative 6-Month	1-Year	5-Year	10-Year	Since inception[1]
Nuveen Multi-Manager Large-Cap Value Fund
A Shares at NAV	-29.10%	-36.16%	-0.07%	1.46%	5.07%
A Shares at Offer	-33.17%	-39.84%	-1.25%	0.86%	4.56%
Lipper Large-Cap Value Funds Index[2]	-27.90%	-37.00%	-1.90%	-0.36%	4.06%
Russell 1000 Value Index[3]	-26.93%	-36.85%	-0.79%	1.36%	5.91%
S&P 500 Index[3]	-28.48%	-37.00%	-2.19%	-1.38%	4.27%

Nuveen NWQ Multi-Cap Value Fund
A Shares at NAV	-39.08%	-48.50%	-5.36%	3.77%	3.92%
A Shares at Offer	-42.58%	-51.46%	-6.47%	3.15%	3.38%
Lipper Multi-Cap Value Funds Index[2]	-28.63%	-37.65%	-2.47%	1.28%	1.93%
Russell 3000 Value Index[3]	-26.49%	-36.25%	-0.72%	1.69%	2.96%
S&P 500 Index[3]	-28.48%	-37.00%	-2.19%	-1.38%	1.17%

Nuveen NWQ Large-Cap Value Fund
A Shares at NAV	-29.64%	-38.35%	N/A	N/A	-21.14%
A Shares at Offer	-33.67%	-41.89%	N/A	N/A	-23.39%
Lipper Multi-Cap Value Funds Index[2]	-28.63%	-37.65%	N/A	N/A	-21.31%
Russell 1000 Value Index[3]	-26.93%	-36.85%	N/A	N/A	-20.25%
Nuveen NWQ Small/Mid-Cap Value Fund
A Shares at NAV	-38.68%	-44.75%	N/A	N/A	-27.08%
A Shares at Offer	-42.20%	-47.94%	N/A	N/A	-29.15%
Lipper Mid-Cap Value Funds Index[2]	-34.74%	-39.71%	N/A	N/A	-20.83%
Russell 2500 Value Index[3]	-25.78%	-31.99%	N/A	N/A	-20.31%

	Cumulative 6-Month	1-Year	5-Year	10-Year	Since inception[1]

Nuveen NWQ Small-Cap Value Fund
A Shares at NAV	-41.13%	-46.45%	N/A	N/A	-7.76%
A Shares at Offer	-44.52%	-49.52%	N/A	N/A	-9.09%
Lipper Small-Cap Value Funds Index[2]	-26.77%	-32.82%	N/A	N/A	-4.30%
Russell 2000 Value Index[3]	-21.17%	-28.92%	N/A	N/A	-3.71%

Nuveen Tradewinds Value Opportunities Fund
A Shares at NAV	-29.51%	-32.03%	N/A	N/A	3.52%
A Shares at Offer	-33.57%	-35.94%	N/A	N/A	2.02%
Lipper Mid-Cap Core Funds Index[2]	-33.93%	-38.53%	N/A	N/A	-4.24%
Russell 3000 Value Index[3]	-26.49%	-36.25%	N/A	N/A	-3.98%

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Effective November 14, 2007 the Nuveen Multi-Manager Large-Cap Value Fund added two additional sub-advisers and changed its investment objective. Along with Institutional Capital LLC, the additional sub-advisers are Symphony Asset Management and Nuveen HydePark Group, LLC. The Fund also changed its investment objective to provide investors with long-term capital appreciation. Effective May 1, 2008, the Fund changed its name from Nuveen Large-Cap Value Fund to Nuveen Multi-Manager Large-Cap Value Fund. See the prospectus for more information.

1	The since-inception return for the Nuveen Multi-Manager Large-Cap Value Fund is calculated from 8/7/96, Nuveen NWQ Multi-Cap Value Fund is calculated from 11/4/97, the Nuveen NWQ Large-Cap Value Fund and the Nuveen NWQ Small/Mid-Cap Value Fund are from 12/15/06 and the since-inception returns for all the remaining Funds are from 12/9/04.

2	The Lipper Funds Indexes are managed indexes that represent the average annualized returns of the 30 largest funds in each respective Lipper Funds category. The since inception return for the Lipper Multi-Cap Value Funds Index for the Nuveen NWQ Multi-Cap Value Fund represent returns for the period 11/30/97-12/31/08 as returns for that time period are only available on a calendar month basis. The since inception Lipper Fund Index returns for all other Funds are from each Fund’s actual inception date. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

stocks such as NYSE Euronext and regional banks, like BB&T Corporation a full-service commercial and retail bank operating in the southern U.S., that generated very robust pre-tax pre-provision earnings power.

In addition, we benefited from strong stock selection in the health care sector as Bristol Myers Squibb (BMY), reported stronger than anticipated third quarter 2008 results and boosted its full-year guidance above consensus estimates. Furthermore the company reiterated its forecast for 15% earnings per share growth through 2010, which we think ranks it towards the top of its peer group. Strong and visible earnings growth, combined with an attractive dividend and potential merger and acquisition helped BMY outperform.

We were negatively impacted by our bias towards mid-caps in the materials and energy sectors. As the market dropped, the large integrated players such as Exxon Mobil held up much better than our holdings of Chesapeake Energy, Hess and Freeport-McMoRan, as investors reduced their tolerance for risk and sought out the safety of large non-financials with strong cash positions and conservative leverage.

Hyde Park

The proprietary risk-controlled HydePark wealth creation model was used to manage a portion of the Fund. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented; two traditional measures of revenues in excess of expenses (specifically, earnings and cash flow), and two traditional measures of the uses for those excess monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model nor how we select stocks for the Fund.

The model evaluates all the securities contained in the benchmark portfolio (Russell 1000 Value Index) for possible inclusion in the portfolio. The process will not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio.

This process produces well-diversified, efficient portfolios that perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmark. The portfolio typically contains a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolio is monitored daily with rebalances occurring quarterly.

The quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from our

Semi-Annual Report    Page 4

relative overweights/underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index was maintained equal to zero, but was not constrained to be industry or sector neutral. As a result, the Fund sometimes was overweight stocks within a sector because all the individual stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the six-month period, the HydePark portion of the Fund was relatively overweighted in energy, telecommunications, and utility stocks and underweighted health care consumer staples, and industrial stocks. The largest single sector overweight was in energy where we were, on average, 3.25% overweight versus the index. The largest single underweight was, on average, health care stocks where we were 2.7% underweight versus the index. Overall, sector weightings were a small drag on the Fund’s relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was a strong positive for the Fund during this period, with overweights/ underweights in financials the biggest driver of relative performance. Stock selection was also a positive within the utilities and telecommunication sectors. Energy, consumer staples, and consumer discretionary sectors were a drag on relative performance.

ICAP

With respect to the ICAP-managed portion of the Fund, our sector overweightings in health care, retail, and consumer staples were positive relative to the Russell 1000 Value Index. In addition, our underweightings in financials and capital spending also yielded positive sector-related performance. Overall, sector-related performance was negative, primarily due to our overweightings in technology and consumer services. Our stock selection compared to the index was helpful in financials. However, stock selection was negative overall compared to the Russell index because of weakness among our health care, capital spending, and energy names.

Throughout the past six months, our investment approach remained focused on bottom-up stock picking. We continued to select stocks for the ICAP portion of the portfolio one-by-one, based on a careful analysis of each stock’s fundamentals. We favored companies with strong operations, good cash flow, and solid balance sheets, as well as those displaying one or more catalysts for a potential stock-price increase in the future.

Noteworthy sector changes during the past six months included reducing exposure to capital spending and communications stocks. We also cut our allocation to energy stocks. In contrast, the portfolio’s allocation to retail and health care stocks increased. While we reduced our exposure to the financial sector, we continued to emphasize financial stocks with strong risk controls, solid balance sheets, good market share, and excellent management. We also increased our allocation to the technology and transportation sectors. Once again, these sector changes were the result of our bottom-up stock selection strategy.

Wells Fargo was the top individual contributor in the ICAP portion of the Fund during the past six months. This large consumer bank benefited from its much-stronger financial position compared to most of its rivals and its increasing market share. Another strong performer was Qualcomm, a mobile-communications-equipment maker helped by its very strong cash flow, lack of debt, solid sales growth for the 3G mobile communications market, and stabilization of microchip sales. Newmont Mining performed well as a result of high gold prices and anticipated future cost reductions. Two

Semi-Annual Report    Page 5

additional outperformers included consumer products giant Procter & Gamble (P&G) and beverage maker Molson Coors Brewing Company. P&G rose in part because of its strong performance in international markets. Molson Coors benefited from the significant cost savings to be realized from its recent merger with Miller Brewing.

On the negative side, Bank of America detracted from the ICAP-managed portion of the portfolio. Due to its acquisition of Countrywide and Merrill Lynch, the company found itself exposed to billions of dollars in bad loans and other losses. In the energy sector, oilfield services company Baker Hughes and integrated energy producer Marathon Oil both detracted. Lower energy prices meant significantly less energy exploration activity would likely take place, cutting into Baker Hughes’ earnings. Weak profit margins in oil refining weighed on Marathon Oil, as did the company’s relatively high debt load. Two additional underperformers were managed health care company Cigna, whose shares we sold in part because of weaker-than-anticipated membership in its health plans, and media giant Viacom, whose advertising revenues lagged investors’ expectations.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares (at net asset value) for the Nuveen NWQ Multi-Cap Value Fund underperformed each of its comparative indexes for the six-month period ended December 31, 2008.

Our management strategy has not changed since we began managing the Fund in 1997. We employ an opportunistic, bottom-up strategy that focuses on identifying undervalued companies that possess favorable risk/reward characteristics as well as emerging catalysts that can unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focus on downside protection, and pay a great deal of attention to a company’s balance sheet and cash flow statement, not just the income statement. We believed that cash flow analysis offers a more objective and truer picture of a company’s financial position than an evaluation based on earnings alone.

The Fund continues to have an underweight position in the finance sector. While valuations on the sector appear attractive, there is still risk and uncertainty due to economic weakness and dysfunctional capital markets. While losses on sub-prime mortgages are well underway, the financial markets are in the early stages of determining/valuing the losses on commercial real estate, as well as other commercial, industrial and various consumer loans. We have found more compelling risk/reward opportunities in other sectors. The ability to sell assets or raise capital is proving to be a critical but difficult issue, although such transactions if they do occur, can certainly serve as a catalyst for our investment.

We took advantage of the extreme dislocations in the market to add a number of new investments to the Fund in the past several months. We believe these companies, which possess strong balance sheets, are not only attractively valued but also will be able to take advantage of tremendous opportunities given the magnitude of the economic and market disruptions. New investments during the period include BJ Services, CF Industries Holdings, EOG Resources, Reinsurance Group of America, and Sepracor Inc. We also repurchased positions in Loews Corp. and Agilent Technologies Inc., stocks we had previously eliminated earlier in the year at substantially higher prices.

We also eliminated a number of holdings in the past three to four months, several of which were eliminated prior to their significant, recent declines. At the beginning of October, and weeks prior to the U.S. Treasury’s capital intervention on behalf of the company, we eliminated the position in Citigroup, Inc. after Wells Fargo & Company topped Citigroup’s government assisted acquisition of Wachovia’s banking assets. Wells Fargo offered a higher price with no government assistance. We believed that acquiring those assets would have strengthened Citigroup’s financial position (perhaps a $25 billion wealth transfer); without those assets, we believed Citigroup was in a

Semi-Annual Report    Page 6

weakened position. We also eliminated Sprint Nextel Corp., notwithstanding its significant asset value, given that a recession, negative trends in industry wireless subscriber growth, and its debt level introduced greater risk for equity holders. Liberty Media Interactive, Quantum Corp, and Sappi Limited were sold as we felt that their leveraged balance sheets during a period of global economic uncertainty presented added risk. Finally, we trimmed positions in Barrick Gold given the strength in the share price late in the period; Barrick still remains one of our largest holdings.

While all areas of the Fund suffered losses due to the selloff in the market, our stock selection in the energy and financial sectors was unfavorable compared to the benchmark. Our investments in the energy sector were pressured by the decline in oil and natural gas prices brought on by expectations of slowing global economic growth. While we did trim portfolio holdings Apache Corp. and Noble Energy Inc. earlier this year at significantly higher prices, we did retain significant exposure to both stocks. We also held smaller stakes in Hess Corp., Talisman Energy Inc., and Warren Resources Inc. With the decline in commodity and stock prices over the past few months, we have increased our energy weighting with new positions in BJ Services Co. and EOG Resources Inc.

We have maintained an underweight position in the finance sector since the second half of 2007; however, our insurance holdings Genworth Financial Inc. and Hartford Financial Services Group suffered significant declines. These stocks were adversely impacted due to weak investment portfolio returns, and concerns that dislocations in the credit markets will make it difficult for these companies to raise additional capital. We have maintained our positions in Hartford Financial Services Group Inc. and Genworth Financial Inc. as we believe that the market has overly discounted the negatives. In early December, Hartford Financial announced a stronger capital position than previously expected, which propelled a strong rally in the shares. Also declining significantly was our investment in United States Steel Corp. amid the deteriorating outlook for global economic growth. We had trimmed our exposure to the stock in the first quarter of 2008 at significantly higher prices. Unfortunately, we began repurchasing the shares in September, which proved to be premature as the shares continued to decline. While the near-term fundamentals look challenging given the severe global economic deterioration, we believe the medium- to long-term outlook for the company remains extremely favorable. The company has a strong balance sheet, and management has done a good job at allocating capital.

Nuveen NWQ Large-Cap Value Fund

Class A Shares (at net asset value) for the Nuveen NWQ Large-Cap Value Fund underperformed each of its comparative indexes for the six-month period ended December 31, 2008.

During the reporting period we maintained a similar market outlook and evaluation process in the management of both the Nuveen NWQ Multi-Cap Value Fund and the Nuveen NWQ Large Cap Value Fund. As a result, there were a number of securities held by both Funds. Due to this, many of the same holdings are discussed in the commentaries of each Fund.

The Fund continued to have an underweight position in the finance sector. While valuations on the sector appear attractive, there is still risk and uncertainty due to economic weakness and dysfunctional capital markets. While losses on sub-prime mortgages are well underway, the financial markets are in the early stages of determining/valuing the losses on commercial real estate, as well as other commercial, industrial and various consumer loans. We have found more compelling risk/reward opportunities in other sectors. The ability to sell assets or raise capital is proving to be a critical but difficult issue, although such transactions if they do occur, can certainly serve as a catalyst for our investment.

Semi-Annual Report    Page 7

We took advantage of the extreme dislocations in the market to add a number of new investments to the Fund in the past several months. We believe these companies, which possess strong balance sheets, are not only attractively valued but also will be able to take advantage of tremendous opportunities given the magnitude of the economic and market disruptions. New investments during the period include EOG Resources, Merck & Co. Inc., MetLife Inc., and The Mosaic Co.

We also eliminated a number of holdings in the last quarter of 2008, several of which were eliminated prior to their significant, recent declines. At the beginning of October, and weeks prior to the U.S. Treasury’s capital intervention on behalf of the company, we eliminated the position in Citigroup, Inc. after Wells Fargo & Company topped Citigroup’s government assisted acquisition of Wachovia’s banking assets. Wells Fargo offered a higher price with no government assistance. We believed that acquiring those assets would have strengthened Citigroup’s financial position (perhaps a $25 billion wealth transfer); without those assets, we believed Citigroup was in a weakened position. We eliminated our remaining position in Bank of America Corp. in September as its announced acquisition of Merrill Lynch introduced heightened risk in the short/intermediate term in exchange for purported long term benefits. We also eliminated Sprint Nextel Corp., notwithstanding its significant asset value, given that a recession, negative trends in industry wireless subscriber growth, and its debt level introduced greater risk for equity holders. We eliminated International Paper Co. Recently, the company acquired Weyerhauser’s containerboard and recycling assets. While the acquisition may fit strategically, we believed that such a sizable acquisition, which resulted in a leveraged balance sheet during a period of global economic uncertainty, presented added risk. We had begun selling shares earlier in the year at higher prices, and made the decision to eliminate the position, albeit at a lower price. Liberty Media Interactive was sold as we felt that their leveraged balance sheet during a period of global economic uncertainty presented added risk.

During a very weak period in the stock market, Amgen Inc. posted a double-digit gain on the heels of its late July disclosure of very strong Phase III results for Denosomab (D-mab), its novel osteoporosis medication. These results suggest that D-Mab might be approved by the Food and Drug Administration in 2010 or 2011, and should provide a leg of growth to offset the maturing of its ESA franchise (EPO and Aranesp). The next catalyst for Amgen should be the Phase III results for D-mab in the oncology setting, which is expected in the first quarter of 2009. We believe the shares continue to be reasonably priced as investors worry about 2009 spending in advance of D-mab launches, leaving us constructive on the long term risk/reward from current levels. Our stake in The Mosaic Co. also posted a positive gain since purchased in early-December. Mosaic is a producer and marketer of phosphate and potash crop nutrients for the worldwide agriculture industry. We initiated our position in Mosaic as we view the company to be one of the best, low-cost producers in the industry. Prior to our purchase, fears of further fertilizer price deterioration caused a dramatic sell-off in the stock price. While fertilizer demand may continue to be weak in the short term, we believe the seasonal spring “pick-up” in demand will lead to a higher and more stable pricing environment. In addition, the company’s strong balance sheet, coupled with its ability to generate large amounts of free cash flow, has strengthened our long term risk/reward profile. Also making a positive contribution was MetLife Inc., another new position in the Fund. We established a position in the stock as the company was raising capital. Notwithstanding challenges within the financial sector, we believe MetLife possesses one of the best franchises in the life insurance industry. Management has demonstrated a superior record for making good acquisitions and generating excellent returns on capital. Through its capital raise, the company strengthened its capital position which should allow them to take advantage of acquisition opportunities. Another new position that made a positive contribution to performance was Merck & Co. Inc. Merck offered

Semi-Annual Report    Page 8

a compelling valuation and a disciplined management team that has not historically diluted shareholders. In addition, the company has one of the best track records in bringing a number of highly profitable new drugs to market. Although the company is facing patent expirations on several large drugs, it has much greater earnings stability than most of its competitors.

While all areas of the Fund suffered losses due to the selloff in the market, our stock selection in the energy and financial sectors was unfavorable compared to the benchmark. Our investments in the energy sector were pressured by the decline in oil and natural gas prices brought on by expectations of slowing global economic growth. While we did trim portfolio holdings Apache Corp. and Noble Energy Inc. earlier this year at significantly higher prices, we did retain significant exposure to both stocks. We also held smaller stakes in ConocoPhilips, Hess Corp., and Talisman Energy Inc. With the decline in commodity and stock prices over the past few months, we have increased our energy weighting with new positions in EOG Resources Inc. and Halliburton Co.

We have maintained an underweight position in the finance sector since the second half of 2007; however, our insurance holdings Genworth Financial Inc. and Hartford Financial Services Group suffered significant declines. These stocks were adversely impacted due to weak investment portfolio returns, and concerns that dislocations in the credit markets will make it difficult for these companies to raise additional capital. We have maintained our positions in Hartford Financial Services Group Inc. and Genworth Financial Inc. as we believe that the market has overly discounted the negatives. In early December, Hartford Financial announced a stronger capital position than previously expected, which propelled a strong rally in the shares. Also declining significantly was our investment in United States Steel Corp. declined amid the deteriorating outlook for global economic growth. We had trimmed our exposure to the stock in the first quarter of 2008 at significantly higher prices. Unfortunately, we began repurchasing the shares in September, which proved to be premature as the shares continued to decline. While the near term fundamentals look challenging given the severe global economic deterioration, we believe the medium- to long-term outlook for the company remains extremely favorable. The company has a strong balance sheet, and management has done a good job at allocating capital.

Nuveen NWQ Small/Mid-Cap Value Fund

Class A Shares (at net asset value) for the Nuveen NWQ Small/Mid-Cap Value Fund underperformed each of its comparative indexes for the six-month period ended December 31, 2008.

We have taken advantage of the extreme dislocations in the market to add a number of new investments to the portfolio in the past several months. We believe these companies, possessing strong balance sheets, are not only attractively valued but also will be able to take advantage of tremendous opportunities given the magnitude of the economic and market disruptions. Gardner Denver (GDI) is a leading global manufacturer of highly engineered compressors, pumps, and blowers for various industrial applications, particularly in the chemical, petroleum, and food industries. With GDI trading at attractive valuation levels, we re-established a position after having sold the stock earlier in the year at higher prices.

We believe the energy markets will be self-correcting over a moderate time period, and therefore increased our exposure. We initiated a position in Continental Resources, an independent oil and natural gas exploration and production company with operations in the Rocky Mountain, Mid-Continent, and Gulf Coast regions of the United States. We believe that Continental Resources has very attractive prospects for production growth in its portfolio. We added to Denbury Resources, also previously eliminated from the portfolios, and PetroQuest Energy after significant corrections in their share prices. We believe the cuts in industry capital spending that are currently underway will sow the seeds for

Semi-Annual Report    Page 9

production declines and OPEC has already announced that it will curtail output.

We remain cautious on small-cap banks as we believe that bad debt will rise sharply for credit cards and auto loans as the unemployment rate rises sharply. However, we have found compelling risk/reward opportunities within the insurance industry and initiated a new position. We believe Reinsurance Group of America offers attractive valuation, strong capital position, and should benefit from a positive pricing environment for reinsurance in the U.S. and international markets. We feel that the reinsurance companies will be major beneficiaries of the capital stress being experienced by the primary insurance companies. We also initiated a position in StanCorp Financial Group, a leading provider of financial products and services, including disability and life insurance, retirement products and services, individual annuities, and investment advice. StanCorp has a strong balance sheet and investment portfolio.

We eliminated a number of portfolio holdings during the reporting period, including Pacific Sunwear of California and Community Health. Pacific Sunwear is suffering from very weak consumer demand. While we have had a lot of confidence in Pacific Sunwear’s management team, we believe a turnaround in this retail environment is extremely difficult. We also eliminated our position in Community Health on concerns of a highly leveraged balance sheet and the probable rise in bad debt. In addition, we were concerned about potential reimbursement cuts, reduced state funding, and uncertainty around health care policy initiatives of the new Administration. Concerns for a prolonged extremely weak advertising environment prompted the sale of our position in Sappi Limited. Finally, we trimmed positions in Wausau Paper given the strength in the share price. Wausau remains one of our largest holdings.

While all areas of the Fund suffered losses due to the selloff in the market, our stock selection in the energy, materials and durable goods sectors was unfavorable compared to the benchmarks. As noted earlier, Pacific Sunwear of California negatively impacted performance, as did our position in St. Mary Land and Exploration, a crude oil exploration company. Our position in Domtar, a specialty and fine paper producer also negatively contributed. Performance was aided by our positions in Wausau Paper, AngloGold Ashanti and the Tower Group.

Nuveen NWQ Small-Cap Value Fund

Class A Shares (at net asset value) for the Nuveen NWQ Small-Cap Value Fund underperformed each of its comparative indexes for the six-month period ended December 31, 2008.

We have taken advantage of the extreme dislocations in the market to add a number of new investments to the portfolio in the past several months. We believe these companies, possessing strong balance sheets, are not only attractively valued but also will be able to take advantage of tremendous opportunities given the magnitude of the economic and market disruptions. New investments during the period include CF Industries Holdings and Yamana Gold. CF Industries is one of the largest manufacturers and distributors of nitrogen and phosphate fertilizer in North America. We find the fertilizer market to be attractive as falling grain and corn prices have raised fears that demand for fertilizer may decline. While short term demand may be weak, we believe a seasonal pick-up in the spring will offset short-term weakness. CF Industries has a strong market position and distribution network, a debt free balance sheet (substantial net cash), and an ability to generate meaningful free cash flow. Yamana Gold, a Canadian-based gold and precious metals producer, owns gold development stage properties, exploration properties, and land positions. The company is targeting sustainable gold production in 2012. We believe the market has overreacted to the company’s modest copper byproduct exposure. At the end of the period, copper was trading at approximately $1.50 and Yamana Gold is hedged through 2009 at $3.00.

We believe the energy markets will be self-correcting over a moderate time period, and

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therefore increased our exposure. Following significant corrections in their share prices, we initiated a new position in PetroQuest Energy and re-established a position in Denbury Resources, after having sold the stock earlier in the year. We believe the cuts in industry capital spending that are currently underway will sow the seeds for production declines and OPEC has already announced that it will curtail output.

We remain cautious on small cap banks as we believe that bad debt will rise sharply for credit cards and auto loans as the unemployment rate rises sharply. However, we have found compelling risk/reward opportunities within the insurance industry including Assurant and Reinsurance Group of America. Assurant is a provider of primarily creditor-placed homeowners as well as other insurance lines. With its leading market position we believe the company has been a major beneficiary of a roiled credit market, particularly as foreclosures have increased. We believe that Assurant has a strong balance sheet and investment portfolio. We took a position in the stock close to the 2008 low, and it rebounded to close the year as one of the portfolio’s top performers. We believe Reinsurance Group of America also offers attractive valuation, strong capital position, and should benefit from a positive pricing environment for reinsurance in the U.S. and international markets. We feel that the reinsurance companies will be major beneficiaries of the capital stress being experienced by the primary insurance companies.

We eliminated a number of portfolio holdings during the reporting period, including Fossil and Pacific Sunwear of California. Both companies are suffering from very weak consumer demand. In addition, Fossil’s international expansion is under pressure from the slowing European economy and foreign currency headwinds. While we have had a lot of confidence in Pacific Sunwear’s management team, we believe a turnaround in this retail environment is extremely difficult. We also eliminated our position in Community Health on concerns of a highly leveraged balance sheet and the probable rise in bad debt. In addition, we were concerned about potential reimbursement cuts, reduced state funding, and uncertainty around health care policy initiatives of the new Administration. Quantum was sold as the company’s leveraged balance sheet during a period of global economic uncertainty presented added risk. Concerns for a prolonged extremely weak advertising environment prompted the sale of our position in Sappi Limited. Finally, we trimmed positions in Wausau Paper given the strength in the share price. Wausau remains one of our largest holdings.

While all areas of the Fund suffered losses due to the selloff in the market, our stock selection in the energy, materials and technology sectors was unfavorable compared to the benchmarks. As noted earlier, Pacific Sunwear of California negatively impacted performance, as did our position in Warren Resources, a natural gas and oil reserves exploration and development company. Our position in GSI Group (we eliminated the holding during the reporting period), which supplies precision motion control components, lasers, and laser systems also negatively contributed. Performance was aided by our positions in Wausau Paper, Assurant and Yamana Gold.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A Shares (at net asset value) underperformed one benchmark and outperformed its other over the past six-months ending December 31, 2008. A significant portion of the Fund’s relative underperformance was due to its overweight in materials and processing and stock selection in the energy, consumer staples and consumer discretionary sectors. The Fund’s performance on a relative basis was aided by its underweight exposure to the financial sector, the worst performing sector in the benchmark.

Our health care portfolio holdings as a group outperformed the benchmark, both on an absolute and relative basis led by Amgen Inc. and Apria Healthcare Group Inc. Amgen Inc., develops,

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manufactures and markets human therapeutics-based on advances in cellular and molecular biology. While lack of new pipeline drugs has resulted in below industry average growth in the past, Amgen announced it is on the cusp of a major new product launch and generally has an improved pipeline outlook, which could cement its turnaround. Investors reacted positively to the news and its share price increased. Apria is a provider of a range of home health care services and has three service lines: home respiratory therapy, home infusion therapy and home medical equipment. In October 2008, the company was acquired by The Blackstone Group L.P. However, while the health care sector had some of the best performing holdings, it also had one of the worst performers, Health Net Inc. Health Net delivers managed health care services through health plans and government-sponsored, managed-care plans through its health maintenance organizations (HMOs), insured preferred provider organizations (PPOs) and point-of-service (POS) plans. Its stock price fell after the company cut its outlook for 2008 mainly because of lower revenue and higher costs, primarily in its commercial business.

While gold stocks were the largest detractors in the materials and processing sector in the third quarter due to indiscriminate selling and in our view, unwarranted price pressure, they rebounded in the fourth quarter and were the best performers this period, led by Lihir Gold Ltd. and Kinross Gold Corp. Lihir is a gold producer in the Australasian region. Lihir Island, one of Lihir’s mines in Papua New Guinea posted its best ever quarterly production result in the third quarter. Kinross Gold is a senior gold producer with operations located in the United States, Brazil, Chile and Russia. The company has had a strong production growth and lowered its unit costs. Generally, gold companies were aided by strengthening gold prices in the fourth quarter and a slowly returning level of normalcy to equity markets. While the gold stocks did relatively well, a detractor to performance from this sector was Domtar Corp., a manufacturer and marketer of paper and pulp in North America, which operates in three segments: Papers, Paper Merchants and Wood. In general the paper companies have underperformed due to oversupply and decreasing demand for paper. The company has already taken positive steps to close some of its operations to reduce capacity. We believe that once the excess capacity is removed from the paper industry, prices will rise to levels sufficient to generate positive returns.

Another positive contributor to performance was Nippon Telegraph & Telephone Corp, a Japan-based telecommunications provider in the Telecommunications sector. The company reported in November that its fiscal first-half net profit more than doubled. Results were boosted by its new method of mobile phone handset marketing and a drop in operating costs due to scaling down on handset subsidies and utilizing subscriber contracts more effectively. We took the strong relative share price movement as an opportunity to trim the holding and take profits. We view the company as an attractive investment as it continues to cut costs and generate strong cash flows. While Nippon outperformed, the sector also had the worst performing holding during this period. Sprint Nextel Corp., a provider of wireless and wire line communication products and services, has been unable to moderate subscriber losses and its significant balance sheet debt as it continues to navigate through a company restructure subsequent to the merger of Sprint and Nextel. The stock price fell to new lows in the fourth quarter due to increasing investor concerns of Sprint’s credit standing in the deteriorating economic environment. The company has already renegotiated its debt covenants with its banks, has sufficient cash to cover its 2009 and 2010 maturities, but is expected to refinance its 2011-2012 maturities. We believe that Sprint’s asset value remains significantly higher than its current stock price.

The unprecedented drop in energy commodity prices led the energy sector to be the second worst performing sector in the Fund after the materials and processing sector. Shares of coal related stocks declined significantly during the quarter as oil and

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gas prices continued to decline making coal less attractive relative to natural gas. The biggest detractors were Peabody Energy Corp. and Arch Coal Inc., both coal producers in the United States. Of all U.S. coal companies, Arch Coal has the most exposure to the Powder River Basin (PRB) region, a U.S. Midwest coal region that is currently oversupplied and investors are concerned by the company’s weaker than expected earnings. We believe that current share prices do not reflect the intrinsic value of coal companies. In the long run, demand for coal will be driven mainly by electricity demand and should be more resilient to a global slowdown than other industrial commodities.

Another significant detractor to performance was Lucent Technologies Capital Trust I convertible preferred. Lucent Technologies is now Alcatel-Lucent, a company that provides product offerings that enables its clients to deliver voice, data and video communication services to end users. This preferred stock has underperformed the common stock, which is unusual as the preferred shares have preference on dividends over the common and one would therefore expect them to outperform. However, preferred shares in general have performed poorly in recent months. We believe that the security has also underperformed due to the market’s misperception of Alcatel-Lucent’s liquidity position. The company, however, has indicated that it will continue to pay the preferred dividend. We continue to find the company’s long-term prospects attractive and the security’s current valuation compelling.

The consumer staples sector also underperformed during the period, primarily due to protein providers Smithfield Foods, Inc., a hog producer, and pork processor and Tyson Foods, a meat protein and food production company. The companies faced operational challenges, such as fish disease problems in South America and low product pricing during the quarter. Further downward pressure on share prices was due to strained credit markets and investor concerns regarding the company’s debt covenants potentially being breached. By December, Tyson Foods made significant progress renegotiating its near-term debt covenant issues. We expect to hear more from Smithfield on this topic over the next few months. We continue to believe these commodity food companies are strong long-term business franchises and continue to hold our positions in these companies.

In this volatile environment, capital preservation was much more difficult to achieve than in previous downturns. As always, we invest the portfolio in businesses that we understand and believe are mispriced. As long-term investors, it is our job to distinguish news from noise and, while we monitor short-term developments, we step back so that we may better focus on comparative advantages. Our sector, country and capitalization weightings come as a byproduct of bottom-up analysis driven by our desire to buy quality companies at attractive valuation. This has put us in very good stead for many years now, with very high levels of alpha generation. However, we have unfortunately still posted negative returns for the second half of 2008 and the calendar year.

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Fund Spotlight as of 12/31/08 Nuveen Multi-Manager Large-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbol	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
NAV	$14.20	$13.86	$13.83	$14.30	$14.24
Latest Capital Gain Distribution[2]	$1.5761	$1.5761	$1.5761	$1.5761	$1.5761
Latest Ordinary Income Distribution[3]	$0.1890	$0.0289	$0.0289	$0.1395	$0.2432
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-36.16%	-39.84%
5-Year	-0.07%	-1.25%
10-Year	1.46%	0.86%

B Shares	w/o CDSC	w/CDSC
1-Year	-36.62%	-38.90%
5-Year	-0.82%	-0.95%
10-Year	0.86%	0.86%

C Shares	NAV
1-Year	-36.64%
5-Year	-0.82%
10-Year	0.71%

R3 Shares	NAV
1-Year	-36.37%
5-Year	-0.37%
10-Year	1.18%

I Shares	NAV
1-Year	-36.01%
5-Year	0.17%
10-Year	1.72%

Top Five Common Stock Holdings[4]
JPMorgan Chase & Co.	3.4%
Chevron Corporation	3.3%
Exxon Mobil Corporation	3.0%
Johnson & Johnson	2.7%
AT&T Inc.	2.6%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$285,912
Number of Stocks	657

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.23%	1.20%	10/31/08
Class B	1.98%	1.95%	10/31/08
Class C	1.98%	1.95%	10/31/08
Class R3	1.48%	1.45%	10/31/08
Class I	0.98%	0.95%	10/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios were restated to reflect current expense reimbursements as if such expense reimbursements had been in effect during the previous fiscal year, and to better reflect the expected ratios of the Fund for the current fiscal year. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through October 31, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 18, 2008.

3	Ordinary income distribution consists of ordinary income paid on December 31, 2008.

4	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 14

Fund Spotlight as of 12/31/08 Nuveen Multi-Manager Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	14.1%
Pharmaceuticals	10.3%
Commercial Banks	9.4%
Insurance	5.5%
Diversified Telecommunication Services	4.3%
Media	3.7%
Food & Staples Retailing	3.3%
Beverages	3.3%
Electric Utilities	2.7%
Specialty Retail	2.6%
Capital Markets	2.4%
Food Products	2.1%
Communications Equipment	1.8%
Chemicals	1.8%
Aerospace & Defense	1.7%
Industrial Conglomerates	1.5%
Computers & Peripherals	1.5%
Consumer Finance	1.5%
Thrifts & Mortgage Finance	1.5%
Investment Companies	1.4%
Road & Rail	1.3%
Wireless Telecommunication Services	1.3%
Tobacco	1.3%
Diversified Financial Services	1.2%
Energy Equipment & Services	1.2%
Multiline Retail	1.1%
Short-Term Investments	2.2%
Other	14.0%

1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 150 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$709.00	$706.40	$706.30	$726.30	$709.70	$1,019.66	$1,015.98	$1,015.88	$1,017.95	$1,020.97
Expenses Incurred During Period	$4.74	$7.87	$7.96	$5.11	$3.62	$5.60	$9.30	$9.40	$5.97	$4.28

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.10%, 1.83%, 1.85% and 0.84% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.44% multiplied by the average account value over the period, multiplied by 150/365 (to reflect the 150 days in the period since the class commencement of operations).

Semi-Annual Report    Page 15

Fund Spotlight as of 12/31/08 Nuveen NWQ Multi-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
NAV	$11.30	$10.99	$10.99	$11.26	$11.28
Inception Date	12/09/02	12/09/02	12/09/02	8/04/08	11/04/97

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-48.50%	-51.46%
5-Year	-5.36%	-6.47%
10-Year	3.77%	3.15%

B Shares	w/o CDSC	w/CDSC
1-Year	-48.88%	-50.93%
5-Year	-6.06%	-6.23%
10-Year	3.14%	3.14%

C Shares	NAV
1-Year	-48.88%
5-Year	-6.08%
10-Year	2.99%

R3 Shares	NAV
1-Year	-48.63%
5-Year	-5.63%
10-Year	3.47%

I Shares	NAV
1-Year	-48.40%
5-Year	-5.13%
10-Year	4.03%

Top Five Common Stock Holdings[2]
CA Inc.	8.0%
Viacom Inc., Class B	6.3%
Barrick Gold Corporation	5.1%
Noble Energy, Inc.	5.1%
AngloGold Ashanti Limited	4.6%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$405,587
Number of Common Stocks	39

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.33%	1.33%	6/30/08
Class B	2.08%	2.08%	6/30/08
Class C	2.08%	2.08%	6/30/08
Class R3	1.58%	1.58%	10/31/08
Class I	1.09%	1.09%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 16

Fund Spotlight as of 12/31/08 Nuveen NWQ Multi-Cap Value Fund

Industries1

Oil, Gas & Consumable Fuels	14.1%
Insurance	12.9%
Metals & Mining	11.1%
Media	9.0%
Software	8.0%
Aerospace & Defense	6.0%
Biotechnology	4.2%
Commercial Services & Supplies	4.2%
Machinery	4.2%
Independent Power Producers & Energy Traders	3.5%
Pharmaceuticals	3.4%
Tobacco	3.0%
Short-Term Investments	2.8%
Other	13.6%
1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 150 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance					Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$609.20	$606.80	$606.80	$639.80	$609.70	$1,017.85	$1,013.96	$1,013.96	$1,016.28	$1,018.95
Expenses Incurred During Period	$5.92	$9.03	$9.05	$5.96	$5.03	$7.43	$11.32	$11.32	$7.33	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.46%, 2.23%, 2.23% and 1.24% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.77% multiplied by the average value over the period, multiplied by 150/365 (to reflect the 150 days in the period since the class commencement of operations).

Semi-Annual Report    Page 17

Fund Spotlight as of 12/31/08 Nuveen NWQ Large-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NQCAX	NQCBX	NQCCX	NQCRX
NAV	$12.18	$12.11	$12.11	$12.16
Latest Ordinary Income Distribution[2]	$0.0695	$ —	$ —	$0.1105
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-38.35%	-41.89%
Since Inception	-21.14%	-23.39%

B Shares	w/o CDSC	w/CDSC
1-Year	-38.84%	-41.28%
Since Inception	-21.74%	-23.28%

C Shares	NAV
1-Year	-38.84%
Since Inception	-21.74%

I Shares	NAV
1-Year	-38.19%
Since Inception	-20.94%

Top Five Common Stock Holdings[3]

CA Inc.	6.2%
Barrick Gold Corporation	4.5%
Viacom Inc., Class B	4.3%
Metlife, Inc.	3.9%
Noble Energy, Inc.	3.8%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$22,865
Number of Common Stocks	41

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.66%	1.33%	6/30/08
Class B	2.43%	2.08%	6/30/08
Class C	2.42%	2.08%	6/30/08
Class I	1.40%	1.08%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Ordinary income distribution consists of ordinary income paid on December 31, 2008.

3	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 18

Fund Spotlight as of 12/31/08 Nuveen NWQ Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	11.5%
Insurance	11.2%
Metals & Mining	9.3%
Software	8.4%
Media	6.2%
Commercial Banks	5.7%
Aerospace & Defense	5.4%
Pharmaceuticals	3.9%
Commercial Services & Supplies	3.7%
Tobacco	3.0%
Biotechnology	2.6%
Communications Equipment	2.6%
Machinery	2.2%
Short-Term Investments	11.0%
Other	13.3%

1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$703.60	$700.40	$700.40	$704.70	$1,018.45	$1,014.62	$1,014.62	$1,019.71
Expenses Incurred During Period	$5.75	$9.00	$9.00	$4.68	$6.82	$10.66	$10.66	$5.55

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.34%, 2.10%, 2.10% and 1.09% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 19

Fund Spotlight as of 12/31/08 Nuveen NWQ Small/Mid-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSMAX	NSMBX	NSMCX	NSMRX
NAV	$10.48	$10.29	$10.30	$10.38
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-44.75%	-47.94%
Since Inception	-27.08%	-29.15%

B Shares	w/o CDSC	w/CDSC
1-Year	-45.32%	-47.51%
Since Inception	-27.73%	-29.16%

C Shares	NAV
1-Year	-45.40%
Since Inception	-27.80%

I Shares	NAV
1-Year	-45.28%
Since Inception	-27.32%

Top Five Common Stock Holdings[2]

Tower Group Inc.	4.5%
Griffon Corporation	4.1%
Unum Group	4.0%
Wausau Paper Corp.	3.9%
Hanover Insurance Group Inc.	3.8%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$3,915
Number of Common Stocks	42

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.65%	1.43%	6/30/08
Class B	2.12%	2.11%	6/30/08
Class C	2.39%	2.18%	6/30/08
Class I	1.16%	1.15%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 20

Fund Spotlight as of 12/31/08 Nuveen NWQ Small/Mid-Cap Value Fund

Industries[1]
Insurance	17.9%
Oil, Gas & Consumable Fuels	10.5%
Metals & Mining	8.1%
Electronic Equipment & Instruments	7.6%
Machinery	4.8%
Paper & Forest Products	4.8%
Electrical Equipment	4.7%
Building Products	4.1%
Chemicals	3.6%
Thrifts & Mortgage Finance	3.6%
Energy Equipment & Services	3.5%
Containers & Packaging	3.0%
Personal Products	2.7%
Short-Term Investments	7.7%
Other	13.4%

1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$613.20	$608.90	$608.10	$606.30	$1,017.90	$1,014.17	$1,014.12	$1,019.21
Expenses Incurred During Period	$5.90	$8.88	$8.92	$4.82	$7.37	$11.12	$11.17	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.45%, 2.19%, 2.20% and 1.19% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 21

Fund Spotlight as of 12/31/08 Nuveen NWQ Small-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSCAX	NSCBX	NSCCX	NSCRX
NAV	$13.71	$13.37	$13.39	$13.76
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-46.45%	-49.52%
Since Inception	-7.76%	-9.09%

B Shares	w/o CDSC	w/CDSC
1-Year	-46.82%	-48.95%
Since Inception	-8.44%	-8.88%

C Shares	NAV
1-Year	-46.82%
Since Inception	-8.41%

I Shares	NAV
1-Year	-46.33%
Since Inception	-7.53%
Top Five Common Stock Holdings[2]
Aspen Insurance Holdings Limited	4.1%
Griffon Corporation	4.1%
Yamana Gold Inc.	4.0%
Tower Group Inc.	3.8%
Assurant Inc.	3.8%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$83,101
Number of Common Stocks	46

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.47%	1.47%	6/30/08
Class B	2.22%	2.22%	6/30/08
Class C	2.22%	2.22%	6/30/08
Class I	1.22%	1.22%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 22

Fund Spotlight as of 12/31/08 Nuveen NWQ Small-Cap Value Fund

Industries[1]
Insurance	20.1%
Oil, Gas & Consumable Fuels	10.0%
Electrical Equipment	8.5%
Machinery	7.5%
Metals & Mining	7.4%
Paper & Forest Products	5.9%
Semiconductors & Equipment	4.2%
Building Products	4.1%
Personal Products	3.3%
Road & Rail	3.3%
Containers & Packaging	3.1%
Electronic Equipment & Services	3.1%
Biotechnology	2.5%
Hotels, Restaurants & Leisure	2.4%
Short-Term Investments	0.6%
Other	14.0%
1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$588.70	$586.70	$586.80	$589.10	$1,018.10	$1,014.32	$1,014.32	$1,019.36
Expenses Incurred During Period	$5.65	$8.64	$8.64	$5.61	$7.17	$10.97	$10.97	$5.90

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.41%, 2.16%, 2.16% and 1.16% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 23

Fund Spotlight as of 12/31/08 Nuveen Tradewinds Value Opportunities Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NVOAX	NVOBX	NVOCX	NTVTX	NVORX
NAV	$19.69	$19.45	$19.45	$19.76	$19.69
Latest Capital Gain Distribution[2]	$0.5135	$0.5135	$0.5135	$0.5135	$0.5135
Latest Ordinary Income Distribution[3]	$0.5840	$0.5372	$0.5372	$0.5372	$0.6509
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-32.03%	-35.94%
Since Inception	3.52%	2.02%

B Shares	w/o CDSC	w/CDSC
1-Year	-32.51%	-35.06%
Since Inception	2.75%	2.30%

C Shares	NAV
1-Year	-32.51%
Since Inception	2.75%

R3 Shares	NAV
1-Year	-32.20%
Since Inception	3.25%

I Shares	NAV
1-Year	-31.85%
Since Inception	3.78%
Top Five Common Stock Holdings[4]
Lihir Gold Limited, Sponsored ADR		5.6%
Newmont Mining Corporation		4.4%
Barrick Gold Corporation		4.4%
Kinross Gold Corporation		3.8%
Tyson Foods, Inc.		3.0%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$626,226
Number of Common Stocks	72

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.42%	1.41%	6/30/08
Class B	2.17%	2.16%	6/30/08
Class C	2.17%	2.16%	6/30/08
Class R3	1.67%	1.67%	10/31/08
Class I	1.17%	1.17%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

4	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 24

Fund Spotlight as of 12/31/08 Nuveen Tradewinds Value Opportunities Fund

Country Allocation[1]
United States	60.8%
Canada	15.4%
Australia	5.8%
Japan	2.6%
South Korea	2.1%
South Africa	1.9%
Brazil	1.6%
Switzerland	1.2%
India	1.1%
Argentina	0.8%
Turkey	0.5%
Germany	0.1%
Short-Term Investments	6.1%

Industries[1]
Metals & Mining	24.4%
Oil, Gas & Consumable Fuels	11.4%
Food Products	6.2%
Health Care Providers & Services	5.6%
Electric Utilities	4.3%
Machinery	4.1%
Diversified Telecommunication Services	3.9%
Commercial Services & Supplies	3.8%
Wireless Telecommunication Services	2.7%
Pharmaceuticals	2.4%
Commercial Banks	2.3%
Media	2.0%
Internet Software & Services	1.8%
Communications Equipment	1.7%
Food & Staples Retailing	1.6%
Automobiles	1.6%
Short-Term Investments	6.1%
Other	14.1%

1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 150 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$704.90	$702.60	$702.60	$722.00	$705.80	$1,018.00	$1,014.22	$1,014.22	$1,016.53	$1,019.16
Expenses Incurred During Period	$6.15	$9.36	$9.36	$6.09	$5.16	$7.27	$11.07	$11.07	$7.13	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.43%, 2.18%, 2.18% and 1.20% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.72% multiplied by the average account value over the period, multiplied by 150/365 (to reflect the 150 days in the period since the class commencement of operations).

Semi-Annual Report    Page 25

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 96.0%

	Aerospace & Defense – 1.7%

400	Alliant Techsystems Inc., (2)	$34,304

5,800	General Dynamics Corporation	334,022

64,650	Honeywell International Inc.	2,122,460

400	L-3 Communications Holdings, Inc.	29,512

4,500	Northrop Grumman Corporation	202,680

19,200	Raytheon Company	979,968

1,100	Spirit AeroSystems Holdings Inc., (2)	11,187

21,410	United Technologies Corporation	1,147,576
	Total Aerospace & Defense	4,861,709

	Air Freight & Logistics – 0.7%

32,440	FedEx Corporation	2,081,026

100	UTI Worldwide, Inc.	1,434
	Total Air Freight & Logistics	2,082,460

	Airlines – 0.1%

800	AMR Corporation, (2)	8,536

900	Continental Airlines, Inc., (2)	16,254

100	Copa Holdings SA	3,032

6,500	Delta Air Lines, Inc., (2)	74,490

10,700	Southwest Airlines Co.	92,234
	Total Airlines	194,546

	Auto Components – 0.1%

1,400	Autoliv Inc.	30,044

200	BorgWarner Inc.	4,354

200	Federal Mogul Corporation, Class A Shares, (2)	846

3,100	Goodyear Tire & Rubber Company, (2)	18,507

6,400	Johnson Controls, Inc.	116,224

800	TRW Automotive Holdings Corporation, (2)	2,880
	Total Auto Components	172,855

	Automobiles – 0.1%

89,300	Ford Motor Company, (2)	204,497

900	General Motors Corporation	2,880

600	Harley-Davidson, Inc.	10,182

400	Thor Industries, Inc.	5,272
	Total Automobiles	222,831

	Beverages – 3.2%

300	Brown-Forman Corporation	15,447

88,950	Coca-Cola Company	4,026,767

7,600	Coca-Cola Enterprises Inc.	91,428

1,400	Constellation Brands, Inc., Class A, (2)	22,078

3,500	Dr. Pepper Snapple Group, (2)	56,875

28,650	Molson Coors Brewing Company, Class B	1,401,558

Shares	Description (1)	Value

	Beverages (continued)

2,300	Pepsi Bottling Group, Inc.	$51,773

800	PepsiAmericas Inc.	16,288

65,350	PepsiCo, Inc.	3,579,220
	Total Beverages	9,261,434

	Biotechnology – 0.9%

37,680	Amgen Inc., (2)	2,176,020

3,650	Genentech, Inc., (2)	302,622
	Total Biotechnology	2,478,642

	Building Products – 0.3%

300	Armstrong World Industries Inc., (2)	6,486

79,300	Masco Corporation	882,609

1,300	Owens Corning, (2)	22,490
	Total Building Products	911,585

	Capital Markets – 2.4%

7,400	American Capital Limited	23,976

4,600	Ameriprise Financial, Inc.	107,456

139,304	Bank of New York Company, Inc.	3,946,482

100	BlackRock Inc.	13,415

5,000	E*Trade Group Inc., (2)	5,750

8,820	Franklin Resources, Inc.	562,540

47,270	Invesco LTD	682,579

100	Janus Capital Group Inc.	803

1,000	Jefferies Group, Inc.	14,060

58,310	Legg Mason, Inc.	1,277,572

2,300	Raymond James Financial Inc.	39,399

5,100	State Street Corporation	200,583
	Total Capital Markets	6,874,615

	Chemicals – 1.7%

900	Ashland Inc.	9,459

1,600	Cabot Corporation	24,480

36,290	Celanese Corporation, Series A	451,085

3,400	Chemtura Corporation	4,760

800	Cytec Industries, Inc.	16,976

22,700	Dow Chemical Company	342,543

109,850	E.I. Du Pont de Nemours and Company	2,779,205

2,200	Eastman Chemical Company	69,762

900	FMC Corporation	40,257

1,600	Huntsman Corporation	5,504

1,300	Lubrizol Corporation	47,307

26,640	Mosaic Company	921,744

100	Nalco Holding Company	1,154

3,200	PPG Industries, Inc.	135,776

400	Rohm and Haas Company	24,716

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Chemicals (continued)

2,200	RPM International, Inc.	$29,238

200	Scotts Miracle Gro Company	5,944

900	Sigma-Aldrich Corporation	38,016

100	Valhi Inc.	1,070

2,600	Valspar Corporation	47,034
	Total Chemicals	4,996,030

	Commercial Banks – 9.4%

2,400	American Express Company	44,520

3,400	Associated Banc-Corp.	71,162

2,200	BancorpSouth Inc.	51,392

161,100	Bank of America Corporation	2,268,288

1,200	Bank of Hawaii Corporation	54,204

42,700	BB&T Corporation	1,172,542

500	BOK Financial Corporation	20,200

800	City National Corporation	38,960

4,600	Comerica Incorporated	91,310

1,500	Commerce Bancshares Inc.	65,925

1,600	Cullen/Frost Bankers, Inc.	81,088

5,900	Fifth Third Bancorp.	48,734

100	First Citizens Bancshs Inc.	15,280

2,201	First Horizon National Corporation	23,263

5,500	Fulton Financial Corporation	52,910

6,600	Goldman Sachs Group, Inc.	556,974

7,700	Huntington BancShares Inc.	58,982

305,490	JPMorgan Chase & Co.	9,632,100

75,880	KeyCorp.	646,498

1,600	M&T Bank Corporation	91,856

7,500	Marshall and Ilsley Corporation	102,300

35,400	Merrill Lynch & Co., Inc.	412,056

8,400	Morgan Stanley	134,736

17,350	Northern Trust Corporation	904,629

25,960	PNC Financial Services Group, Inc.	1,272,040

6,700	Popular, Inc.	34,572

15,900	Regions Financial Corporation	126,564

8,000	SunTrust Banks, Inc.	236,320

5,000	Synovus Financial Corp.	41,500

4,400	TCF Financial Corporation	60,104

47,800	U.S. Bancorp	1,195,478

3,600	Valley National Bancorp.	72,900

10,400	Wachovia Corporation	57,616

1,100	Webster Financial Corporation	15,158

236,780	Wells Fargo & Company	6,980,274

1,700	Whitney Holding Corporation	27,183

Shares	Description (1)	Value

	Commercial Banks (continued)

1,500	Wilmington Trust Corporation	$33,360

3,200	Zions Bancorporation	78,432
	Total Commercial Banks	26,871,410

	Commercial Services & Supplies – 0.6%

2,100	Avery Dennison Corporation	68,733

1,500	Career Education Corporation, (2)	26,910

2,700	Cintas Corporation	62,721

71,780	Corrections Corporation of America, (2)	1,174,321

300	Dun and Bradstreet Inc.	23,160

900	Equifax Inc.	23,868

1,300	Manpower Inc.	44,187

400	Pitney Bowes Inc.	10,192

5,500	R.R. Donnelley & Sons Company	74,690

200	Republic Services, Inc.	4,958

1,800	Steelcase Inc.	10,116

7,000	Waste Management, Inc.	231,980

100	Zebra Technologies Corporation, Class A, (2)	2,026
	Total Commercial Services & Supplies	1,757,862

	Communications Equipment – 1.8%

1,000	ADC Telecommunications Inc., (2)	5,470

177,450	Cisco Systems, Inc., (2)	2,892,435

4,500	Motorola, Inc.	19,935

64,350	QUALCOMM Inc.	2,305,661

5,800	Tellabs Inc., (2)	23,896
	Total Communications Equipment	5,247,397

	Computers & Peripherals – 1.5%

4,500	Brocade Communications Systems Inc., (2)	12,600

7,900	EMC Corporation, (2)	82,713

110,070	Hewlett-Packard Company	3,994,440

3,000	Ingram Micro, Inc., (2)	40,170

2,100	Lexmark International, Inc., Class A, (2)	56,490

200	McAfee Inc., (2)	6,914

400	NCR Corporation, (2)	5,656

10,100	Seagate Technology	44,743

4,800	Sun Microsystems Inc., (2)	18,336

1,000	Teradata Corporation, (2)	14,830
	Total Computers & Peripherals	4,276,892

	Construction & Engineering – 0.4%

200	AECOM Technology Corporation, (2)	6,146

300	KBR Inc.	4,560

59,950	Quanta Services Incorporated, (2)	1,187,010

1,400	URS Corporation, (2)	57,078
	Total Construction & Engineering	1,254,794

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Construction Materials – 0.0%

100	Eagle Materials Inc.	$1,841

1,500	Vulcan Materials Company	104,370
	Total Construction Materials	106,211

	Consumer Finance – 1.5%

2,100	Americredit Corp., (2)	16,044

64,850	Capital One Financial Corporation	2,068,067

8,000	Capitalsource Inc.	36,960

9,800	Discover Financial Services	93,394

100	Student Loan Corporation	4,100

38,670	Visa Inc.	2,028,242
	Total Consumer Finance	4,246,807

	Containers & Packaging – 0.2%

1,100	AptarGroup Inc.	38,764

1,400	Ball Corporation	58,226

2,600	Bemis Company, Inc.	61,568

2,100	Owens-Illinois, Inc., (2)	57,393

1,900	Packaging Corp. of America	25,574

2,800	Pactiv Corporation, (2)	69,664

3,300	Sealed Air Corporation	49,302

47,200	Smurfit-Stone Container Corporation, (2)	12,036

2,300	Sonoco Products Company	53,268

1,500	Temple-Inland Inc.	7,200
	Total Containers & Packaging	432,995

	Diversified Consumer Services – 0.0%

4,700	Service Corporation International	23,359

100	Weight Watcher’s International Inc.	2,942
	Total Diversified Consumer Services	26,301

	Diversified Financial Services – 1.2%

5,000	Allied Capital Corporation	13,450

2,700	CIT Group Inc.	12,258

190,830	Citigroup Inc.	1,280,469

100	CME Group, Inc.	20,811

2,100	Leucadia National Corporation, (2)	41,580

2,300	Moody’s Corporation	46,207

900	Nasdaq Stock Market, Inc., (2)	22,239

61,480	New York Stock Exchange Euronext	1,683,322

26,430	Western Union Company	379,006
	Total Diversified Financial Services	3,499,342

	Diversified REIT – 0.1%

3,800	Duke Realty Corporation	41,648

2,200	Liberty Property Trust	50,226

2,300	Vornado Realty Trust	138,805
	Total Diversified REIT	230,679

Shares	Description (1)	Value

	Diversified Telecommunication Services – 4.3%

264,268	AT&T Inc.	$7,531,638

3,700	CenturyTel, Inc.	101,121

52,790	Embarq Corporation	1,898,328

6,700	Frontier Communications Corporation	58,558

30,000	Qwest Communications International Inc.	109,200

159,900	Sprint Nextel Corporation, (2)	292,617

66,600	Verizon Communications Inc.	2,257,740

7,300	Windstream Corporation	67,160
	Total Diversified Telecommunication Services	12,316,362

	Electric Utilities – 2.7%

3,100	Alliant Energy Corporation	90,458

5,600	Ameren Corporation	186,256

9,600	American Electric Power Company, Inc.	319,488

7,100	Consolidated Edison, Inc.	276,403

2,100	DPL Inc.	47,964

4,600	DTE Energy Company	164,082

19,540	Edison International	627,625

1,100	Entergy Corporation	91,443

5,800	Exelon Corporation	322,538

7,700	FirstEnergy Corp.	374,066

52,100	FPL Group, Inc.	2,622,193

2,900	Great Plains Energy Incorporated	56,057

2,600	Hawaiian Electric Industries	57,564

3,200	Northeast Utilities	76,992

3,400	NV Energy Inc.	33,626

2,300	OGE Energy Corp.	59,294

4,700	Pepco Holdings, Inc.	83,472

8,200	PG&E Corporation	317,422

2,700	Pinnacle West Capital Corporation	86,751

6,300	Progress Energy, Inc.	251,055

16,000	Reliant Energy Inc., (2)	92,480

39,850	Southern Company	1,474,450

5,900	TECO Energy, Inc.	72,865
	Total Electric Utilities	7,784,544

	Electrical Equipment – 0.3%

700	Cooper Industries, Ltd., Class A	20,461

22,100	Emerson Electric Company	809,081

600	Hubbell Incorporated, Class B	19,608

200	Lincoln Electric Holdings Inc.	10,186

800	Thomas & Betts Corporation, (2)	19,216
	Total Electrical Equipment	878,552

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 0.2%

2,100	Arrow Electronics, Inc., (2)	$39,564

1,700	Avnet Inc., (2)	30,957

900	AVX Group	7,146

200	Diebold Inc.	5,618

1,800	Jabil Circuit Inc.	12,150

1,600	Molex Inc.	23,184

900	Tech Data Corporation, (2)	16,056

4,200	Thermo Fisher Scientific, Inc., (2)	143,094

11,800	Tyco Electronics, Limited	191,278

4,000	Vishay Intertechnology Inc., (2)	13,680
	Total Electronic Equipment & Instruments	482,727

	Energy Equipment & Services – 1.2%

11,600	Anadarko Petroleum Corporation	447,180

74,350	Baker Hughes Incorporated	2,384,405

6,300	BJ Services Company	73,521

1,100	Cabot Oil & Gas Corporation	28,600

300	ENSCO International Incorporated	8,517

900	Helix Energy Solutions Group, (2)	6,516

3,000	Helmerich & Payne Inc.	68,250

1,300	Hercules Offshore Inc., (2)	6,175

1,800	Key Energy Services Inc., (2)	7,938

9,800	Nabors Industries Inc., (2)	117,306

500	Oil States International Inc., (2)	9,345

2,000	Patterson-UTI Energy, Inc.	23,020

1,400	Pride International Inc., (2)	22,372

2,200	Rowan Companies Inc.	34,980

500	SeaCor Smit Inc., (2)	33,325

1,300	Tidewater Inc.	52,351

300	Unit Corporation, (2)	8,016
	Total Energy Equipment & Services	3,331,817

	Food & Staples Retailing – 3.2%

1,500	BJ’s Wholesale Club, (2)	51,390

24,375	Costco Wholesale Corporation	1,279,688

137,550	CVS Caremark Corporation	3,953,187

45,570	Kroger Co.	1,203,504

39,800	Rite Aid Corporation, (2)	12,338

8,000	Safeway Inc.	190,160

7,600	SUPERVALU INC.	110,960

1,100	Walgreen Co.	27,137

43,490	Wal-Mart Stores, Inc.	2,438,049
	Total Food & Staples Retailing	9,266,413

Shares	Description (1)	Value

	Food Products – 2.1%

12,800	Archer-Daniels-Midland Company	$369,024

3,000	Bunge Limited	155,310

2,300	Campbell Soup Company	69,023

8,800	ConAgra Foods, Inc.	145,200

1,500	Corn Products International, Inc.	43,275

400	Dean Foods Company, (2)	7,188

3,400	Del Monte Foods Company	24,276

33,250	General Mills, Inc.	2,019,938

50,730	H.J. Heinz Company	1,907,448

1,200	Hershey Foods Corporation	41,688

1,000	Hormel Foods Corporation	31,080

2,000	JM Smucker Company	86,720

1,700	Kellogg Company	74,545

27,000	Kraft Foods Inc.	724,950

1,000	McCormick & Company, Incorporated	31,860

9,900	Sara Lee Corporation	96,921

300	Smithfield Foods, Inc., (2)	4,221

3,400	Tyson Foods, Inc., Class A	29,784
	Total Food Products	5,862,451

	Gas Utilities – 0.2%

2,000	AGL Resources Inc.	62,700

2,500	Atmos Energy Corporation	59,250

1,100	Energen Corporation	32,263

2,000	Questar Corporation	65,380

2,000	Southern Union Company	26,080

15,100	Spectra Energy Corporation	237,674

2,500	UGI Corporation	61,050
	Total Gas Utilities	544,397

	Health Care Equipment & Supplies – 0.8%

1,700	AmerisourceBergen Corporation	60,622

200	Beckman Coulter, Inc.	8,788

8,800	Boston Scientific Corporation, (2)	68,112

200	Cooper Companies, Inc.	3,280

29,110	Covidien Limited	1,054,946

1,200	Hill Rom Holdings Inc.	19,752

100	Hologic Inc., (2)	1,307

2,200	Hospira Inc., (2)	59,004

100	Inverness Medical Innovation, (2)	1,891

100	Lincare Holdings, (2)	2,693

26,150	Medtronic, Inc.	821,633

1,100	Zimmer Holdings, Inc., (2)	44,462
	Total Health Care Equipment & Supplies	2,146,490

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Health Care Providers & Services – 0.8%

1,800	Aetna Inc.	$51,300

400	Brookdale Senior Living Inc.	2,232

1,300	Cardinal Health, Inc.	44,811

2,500	CIGNA Corporation	42,125

600	Community Health Systems Inc., (2)	8,748

2,500	Coventry Health Care, Inc., (2)	37,200

300	Davita Inc., (2)	14,871

600	Health Management Associates Inc., (2)	1,074

100	Henry Schein Inc., (2)	3,669

900	Humana Inc., (2)	33,552

1,100	Lifepoint Hospitals Inc., (2)	25,124

1,000	McKesson HBOC Inc.	38,730

46,850	Omnicare, Inc.	1,300,556

100	Pediatrix Medical Group Inc.	3,170

400	Quest Diagnostics Incorporated	20,764

7,000	UnitedHealth Group Incorporated	186,200

900	Universal Health Services, Inc., Class B	33,813

7,400	Wellpoint Inc., (2)	311,762
	Total Health Care Providers & Services	2,159,701

	Health Care Technology – 0.0%

3,400	Health Corporation, (2)	35,564

1,600	IMS Health Incorporated	24,256
	Total Health Care Technology	59,820

	Hotels, Restaurants & Leisure – 0.8%

7,300	Carnival Corporation	177,536

300	Choice Hotels International, Inc.	9,018

45,047	Intercontinental Hotels Group PLC, ADR	377,043

1,200	Interval Leisure Group Inc., (2)	6,468

500	Intl Speedway Corporation	14,365

24,940	McDonald’s Corporation	1,551,019

100	MGM Mirage Inc., (2)	1,376

3,700	Royal Caribbean Cruises Limited	50,875

2,100	Wyndham Worldwide Corporation	13,755
	Total Hotels, Restaurants & Leisure	2,201,455

	Household Durables – 0.3%

1,300	Black & Decker Corporation	54,353

1,400	Centex Corporation	14,896

3,200	D.R. Horton, Inc.	22,624

2,900	Fortune Brands Inc.	119,712

1,300	Jarden Corporation, (2)	14,950

1,100	KB Home	14,982

2,800	Leggett and Platt Inc.	42,532

2,000	Lennar Corporation, Class A	17,340

700	MDC Holdings Inc.	21,210

Shares	Description (1)	Value

	Household Durables (continued)

1,500	Mohawk Industries Inc., (2)	$64,455

6,600	Newell Rubbermaid Inc.	64,548

100	NVR Inc., (2)	45,625

2,300	Pulte Corporation	25,139

1,200	Snap-on Incorporated	47,256

1,700	Stanley Works	57,970

1,600	Toll Brothers Inc., (2)	34,288

2,100	Whirlpool Corporation	86,835
	Total Household Durables	748,715

	Household Products – 0.9%

1,700	Clorox Company	94,452

4,900	Kimberly-Clark Corporation	258,426

33,700	Procter & Gamble Company	2,083,334
	Total Household Products	2,436,212

	Independent Power Producers & Energy Traders – 0.0%

300	Constellation Energy Group	7,527

200	Mirant Corporation, (2)	3,774

3,900	NRG Energy Inc., (2)	90,987
	Total Independent Power Producers & Energy Traders	102,288

	Industrial Conglomerates – 1.5%

800	Carlisle Companies Inc.	16,560

252,380	General Electric Company	4,088,556

3,200	Genuine Parts Company	121,152

800	Teleflex Inc.	40,080

4,800	Tyco International Ltd.	103,680
	Total Industrial Conglomerates	4,370,028

	Industrial REIT – 0.0%

1,600	AMB Property Corp.	37,472

6,100	ProLogis	84,729
	Total Industrial REIT	122,201

	Insurance – 5.5%

87,160	Ace Limited	4,612,507

10,080	AFLAC Incorporated	462,067

100	Alleghany Corporation, Term Loan, (2)	28,200

1,200	Allied World Assurance Holdings	48,720

7,300	Allstate Corporation	239,148

1,600	American Financial Group Inc.	36,608

76,100	American International Group, Inc.	119,477

300	American National Insurance Company	22,119

6,600	Aon Corporation	301,488

10,660	Arch Capital Group Limited, (2)	747,266

2,200	Arthur J. Gallagher & Co.	57,002

1,100	Assurant Inc.	33,000

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Insurance (continued)

42,720	Axis Capital Holdings Limited	$1,244,006

1,600	Brown & Brown Inc.	33,440

40,650	Chubb Corporation	2,073,150

3,600	Cincinnati Financial Corporation	104,652

400	CNA Financial Corporation	6,576

1,200	Conseco Inc., (2)	6,216

1,400	Endurance Specialty Holdings, Limited	42,742

600	Erie Indemnity Company	22,578

1,100	Everest Reinsurance Group Ltd	83,754

4,000	Fidelity National Title Group Inc., Class A	71,000

1,300	First American Corporation	37,557

7,300	Genworth Financial Inc., Class A	20,659

900	Hanover Insurance Group Inc.	38,673

1,300	Hartford Financial Services Group, Inc.	21,346

2,400	HCC Insurance Holdings Inc.	64,200

4,500	Lincoln National Corporation	84,780

8,500	Loews Corporation	240,125

200	Markel Corporation, (2)	59,800

15,200	Marsh & McLennan Companies, Inc.	368,904

600	Mercury General Corporation	27,594

25,400	MetLife, Inc.	885,444

1,200	Nationwide Financial Services, Inc.	62,652

4,800	Old Republic International Corporation	57,216

800	OneBeacon Insurance Group Limited, Class A	8,352

1,100	PartnerRe Limited	78,397

1,100	Principal Financial Group, Inc.	24,827

13,900	Progressive Corporation	205,859

1,000	Protective Life Corporation	14,350

2,500	Prudential Financial, Inc.	75,650

3,100	Reinsurance Group of America Inc.	132,742

1,100	RenaisasnceRE Holdings, Limited	56,716

800	StanCorp Financial Group Inc.	33,416

1,300	Torchmark Corporation	58,110

300	Transatlantic Holdings Inc.	12,018

51,100	Travelers Companies, Inc.	2,309,720

900	Unitrin, Inc.	14,346

6,000	Unum Group	111,600

100	White Mountain Insurance Group	26,711

2,800	WR Berkley Corporation	86,800

5,800	XL Capital Ltd, Class A	21,460
	Total Insurance	15,635,740

Shares	Description (1)	Value

	Internet & Catalog Retail – 0.0%

2,700	Expedia, Inc., (2)	$22,248

1,900	Hosting Site Network, Inc., (2)	13,813

1,700	IAC/InterActiveCorp., (2)	26,741

1,900	Ticketmaster Online-Citysearch, Inc., (2)	12,198
	Total Internet & Catalog Retail	75,000

	IT Services – 0.4%

9,300	Accenture Limited	304,947

1,500	Affiliated Computer Services Inc., (2)	68,925

4,000	Computer Sciences Corporation, (2)	140,560

700	Convergys Corporation, (2)	4,487

100	DST Systems Inc., (2)	3,798

36,930	Fidelity National Information Services	600,851

900	Lender Processing Services Inc.	26,505

2,400	SAIC, Inc., (2)	46,752

1,100	Unisys Corporation, (2)	935
	Total IT Services	1,197,760

	Leisure Equipment & Products – 0.7%

11,200	Eastman Kodak Company	73,696

63,930	Hasbro, Inc.	1,864,838

6,300	Mattel, Inc.	100,800
	Total Leisure Equipment & Products	2,039,334

	Life Sciences Tools & Services – 0.0%

400	Charles River Laboratories International, Inc., (2)	10,480

900	Life Technologies Corporation, (2)	20,979

1,400	Perkinelmer Inc.	19,474
	Total Life Sciences Tools & Services	50,933

	Machinery – 0.6%

20,350	AGCO Corporation, (2)	480,057

800	Crane Company	13,792

900	Danaher Corporation	50,949

400	Dover Corporation	13,168

2,000	Eaton Corporation	99,420

8,327	Flowserve Corporation	428,841

1,400	Gardner Denver, Inc., (2)	32,676

200	IDEX Corporation	4,830

7,500	Illinois Tool Works Inc.	262,875

6,200	Ingersoll Rand Company Limited, Class A	107,570

700	ITT Industries Inc.	32,193

900	Kennametal Inc.	19,971

100	Oshkosh Truck Corporation	889

2,100	Pentair, Inc.	49,707

3,000	Terex Corporation, (2)	51,960

1,500	Timken Company	29,445

1,900	Trinity Industries Inc.	29,944
	Total Machinery	1,708,287

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Marine – 0.0%

900	Alexander and Bald, Inc.	$22,554

700	Overseas Shipholding Group Inc.	29,477
	Total Marine	52,031

	Media – 3.7%

600	Ascent Media Corporation, (2)	13,104

50,070	Cablevision Systems Corporation	843,179

20,900	CBS Corporation, Class B	171,171

200	Clear Channel Outdoor Holdings Inc., Class A, (2)	1,230

42,300	Comcast Corporation, Class A	714,024

2,900	Discovery Communications Inc., Class C Shares, (2)	38,831

1,500	E.W. Scripps Company, Class A	3,315

1,200	Echostar Holding Corproation, Class A, (2)	17,844

4,000	Gannett Company Inc.	32,000

600	Hearst-Argyle Television Inc.	3,636

1,400	Interpublic Group Companies, Inc., (2)	5,544

6,100	Liberty Global Inc, A Shares, (2)	97,112

17,700	Liberty Media Holding Corporation Interactive, Class A, (2)	55,224

2,500	McGraw-Hill Companies, Inc.	57,975

500	Meredith Corporation	8,560

1,300	New York Times, Class A	9,529

302,740	News Corporation, Class A	2,751,907

35,600	Omnicom Group Inc.	958,352

62,760	Regal Entertainment Group, Class A	640,780

900	Scripps Networks Interactive, Class A Shares	19,800

1,800	Time Warner Cable, Class A, (2)	38,610

90,400	Time Warner Inc.	909,424

128,850	Viacom Inc., Class B, (2)	2,455,881

11,100	Virgin Media, Inc.	55,389

29,400	Walt Disney Company	667,086

100	Washington Post Company	39,025
	Total Media	10,608,532

	Metals & Mining – 0.9%

5,000	Alcoa Inc.	56,300

500	Carpenter Technology Inc.	10,270

1,800	Commercial Metals Company	21,366

39,820	Freeport-McMoRan Copper & Gold, Inc.	973,201

31,500	Newmont Mining Corporation	1,282,050

5,300	Nucor Corporation	244,860

1,300	Reliance Steel & Aluminum Company	25,922

300	Schnitzer Steel Industries, Inc.	11,295

1,800	Steel Dynamics Inc.	20,124

700	Titanium Metals Corporation	6,167

200	United States Steel Corporation	7,440
	Total Metals & Mining	2,658,995

Shares	Description (1)	Value

	Mortgage REIT – 0.1%

15,500	Annaly Capital Management Inc.	$245,985

1,500	iStar Financial Inc.	3,345
	Total Mortgage REIT	249,330

	Multiline Retail – 1.1%

42,470	Family Dollar Stores, Inc.	1,107,193

13,900	Federated Department Stores, Inc.	143,865

5,700	J.C. Penney Company, Inc.	112,290

1,300	Kohl’s Corporation, (2)	47,060

1,100	Sears Holding Corporation, (2)	42,757

49,400	Target Corporation	1,705,782
	Total Multiline Retail	3,158,947

	Multi-Utilities – 1.0%

3,100	CenterPoint Energy, Inc.	39,122

3,700	CMS Energy Corporation	37,407

12,400	Dominion Resources, Inc.	444,416

32,600	Duke Energy Corporation	489,326

1,800	Integrys Energy Group, Inc.	77,364

30,740	MDU Resources Group Inc.	663,369

1,900	National Fuel Gas Company	59,527

7,300	NiSource Inc.	80,081

2,600	NSTAR	94,874

2,300	ONEOK, Inc.	66,976

3,200	Puget Energy, Inc.	87,264

2,700	Scana Corporation	96,120

5,700	Sempra Energy	242,991

2,300	Vectren Corporation	57,523

2,400	Wisconsin Energy Corporation	100,752

10,300	Xcel Energy, Inc.	191,065
	Total Multi-Utilities	2,828,177

	Office Electronics – 0.0%

12,800	Xerox Corporation	102,016
	Office REIT – 0.1%

400	Alexandria Real Estate Equities Inc.	24,136

1,700	Boston Properties, Inc.	93,500

2,500	Brandywine Realty Trust	19,275

300	Digital Realty Trust Inc.	9,855

1,200	Douglas Emmett Inc.	15,672

9,400	HRPT Properties Trust	31,678

600	Kilroy Realty Corporation	20,076

1,400	Mack-Cali Realty Corporation	34,300

1,500	SL Green Realty Corporation	38,850
	Total Office REIT	287,342

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels – 14.1%

9,300	Apache Corporation	$693,129

48,780	Chesapeake Energy Corporation	788,773

128,910	Chevron Corporation	9,535,473

4,000	Cimarex Energy Company	107,120

39,800	ConocoPhillips	2,061,640

12,140	Continental Resources Inc., (2)	251,419

20,420	Devon Energy Corporation	1,341,798

14,900	El Paso Corporation	116,667

1,200	Encore Acquisition Company, (2)	30,624

19,970	EOG Resources, Inc.	1,329,603

105,950	Exxon Mobil Corporation, Sponsored ADR	8,457,989

2,600	Forest Oil Corporation, (2)	42,874

34,660	Hess Corporation	1,859,162

76,250	Marathon Oil Corporation	2,086,200

700	Mariner Energy Inc., (2)	7,140

4,600	Newfield Exploration Company, (2)	90,850

4,100	Noble Energy, Inc.	201,802

118,040	Occidental Petroleum Corporation	7,081,220

300	Petrohawk Energy Corporation, (2)	4,689

3,900	Pioneer Natural Resources Company	63,102

300	Plains Exploration & Production Company, (2)	6,972

600	St Mary Land and Exploration Company	12,186

23,530	Sunoco, Inc.	1,022,614

900	Teekay Shipping Corporation	17,685

500	Tesoro Petroleum Corporation	6,585

43,350	Total SA, Sponsored ADR	2,397,255

13,400	Valero Energy Corporation	289,976

10,400	XTO Energy, Inc.	366,808
	Total Oil, Gas & Consumable Fuels	40,271,355

	Paper & Forest Products – 0.1%

2,600	Domtar Corporation, (2)	4,342

14,600	International Paper Company	172,280

4,800	MeadWestvaco Corporation	53,712

3,200	Weyerhaeuser Company	97,952
	Total Paper & Forest Products	328,286

	Personal Products – 0.2%

1,500	Alberto Culver Company	36,765

18,800	Avon Products, Inc.	451,764

500	NBTY Inc., (2)	7,825
	Total Personal Products	496,354

	Pharmaceuticals – 10.2%

94,640	Bristol-Myers Squibb Company	2,200,380

46,920	Eli Lilly and Company	1,889,468

Shares	Description (1)	Value

	Pharmaceuticals (continued)

200	Endo Pharmaceuticals Holdings Inc., (2)	$5,176

4,600	Forest Laboratories, Inc., (2)	117,162

126,760	Johnson & Johnson	7,584,051

5,600	King Pharmaceuticals Inc., (2)	59,472

21,600	Merck & Co. Inc.	656,640

3,500	Mylan Laboratories Inc., (2)	34,615

70,100	Novartis AG	3,488,176

249,880	Pfizer Inc.	4,425,375

118,950	Schering-Plough Corporation	2,025,719

815	Teva Pharmaceutical Industries Limited, Sponsored ADR	34,710

31,620	Watson Pharmaceuticals Inc., (2)	840,143

155,980	Wyeth	5,850,810
	Total Pharmaceuticals	29,211,897

	Real Estate Management & Development – 0.0%

400	CB Richard Ellis Group, Inc., Class A, (2)	1,728

300	Jones Lang LaSalle Inc.	8,310

300	St Joe Company, (2)	7,296
	Total Real Estate Management & Development	17,334

	Residential REIT – 0.1%

2,100	Apartment Investment & Management Company, Class A	24,255

1,300	AvalonBay Communities, Inc.	78,754

1,100	BRE Properties, Inc.	30,778

400	Camden Property Trust	12,536

5,600	Equity Residential	166,992

500	Essex Property Trust Inc.	38,375

4,200	UDR Inc.	57,918
	Total Residential REIT	409,608

	Retail REIT – 0.1%

1,000	CBL & Associates Properties Inc.	6,500

5,900	Developers Diversified Realty Corporation	28,792

600	Federal Realty Investment Trust	37,248

3,300	General Growth Properties Inc.	4,257

2,800	Kimco Realty Corporation	51,184

800	Regency Centers Corporation	37,360

1,300	Weingarten Realty Investors Trust	26,897
	Total Retail REIT	192,238

	Road & Rail – 1.3%

12,200	Avis Budget Group Inc., (2)	8,540

16,870	Burlington Northern Santa Fe Corporation	1,277,228

800	Con-Way, Inc.	21,280

55,550	CSX Corporation	1,803,709

1,800	Hertz Global Holdings, Inc., (2)	9,126

400	Kansas City Southern Industries, (2)	7,620

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Road & Rail (continued)

6,200	Norfolk Southern Corporation	$291,710

900	Ryder System, Inc.	34,902

6,990	Union Pacific Corporation	334,122
	Total Road & Rail	3,788,237

	Semiconductors & Equipment – 0.8%

5,800	Advanced Micro Devices, Inc., (2)	12,528

1,900	Atmel Corporation, (2)	5,947

700	Cree, Inc., (2)	11,109

1,000	Fairchild Semiconductor International Inc., Class A, (2)	4,890

1,100	Integrated Device Technology, Inc., (2)	6,171

12,000	Intel Corporation	175,920

200	International Rectifier Corporation, (2)	2,700

1,500	Intersil Holding Corporation, Class A	13,785

100	KLA-Tencor Corporation	2,179

100	Lam Research Corporation, (2)	2,128

2,200	LSI Logic Corporation, (2)	7,238

15,300	Micron Technology, Inc., (2)	40,392

800	Novellus Systems, Inc., (2)	9,872

2,300	QLogic Corporation, (2)	30,912

200	Teradyne Inc., (2)	844

134,750	Texas Instruments Incorporated	2,091,320
	Total Semiconductors & Equipment	2,417,935

	Software – 0.6%

1,900	Amdocs Limited, (2)	34,751

77,680	CA Inc.	1,439,410

2,300	Cadence Design Systems, Inc., (2)	8,418

2,200	Compuware Corporation, (2)	14,850

3,100	Novell Inc., (2)	12,059

13,900	Symantec Corporation, (2)	187,928

1,900	Synopsys Inc., (2)	35,188
	Total Software	1,732,604

	Specialized REIT – 0.5%

3,800	Health Care Property Investors Inc.	105,526

1,900	Health Care REIT, Inc.	80,180

3,200	Hospitality Properties Trust	47,584

15,500	Host Hotels & Resorts Inc.	117,335

2,000	Nationwide Health Properties, Inc.	57,440

1,800	Plum Creek Timber Company	62,532

2,100	Public Storage, Inc.	166,950

19,600	Rayonier Inc.	614,460

1,400	Ventas Inc.	46,998
	Total Specialized REIT	1,299,005

Shares	Description (1)	Value

	Specialty Retail – 2.6%

1,000	American Eagle Outfitters, Inc.	$9,360

200	Ann Taylor Stores Corporation, (2)	1,154

2,400	AutoNation Inc., (2)	23,712

800	Barnes & Noble Inc.	12,000

600	Bed Bath and Beyond Inc., (2)	15,252

3,200	Foot Locker, Inc.	23,488

4,200	Gap, Inc.	56,238

102,690	Home Depot, Inc.	2,363,924

2,400	Limited Brands, Inc.	24,096

216,490	Lowe’s Companies, Inc.	4,658,865

1,300	Office Depot, Inc., (2)	3,874

1,100	OfficeMax Inc.	8,404

1,500	O’Reilly Automotive Inc., (2)	46,110

800	Penske Auto Group, Inc.	6,144

2,000	RadioShack Corporation	23,880

1,400	Signet Jewelers Limited	12,138

1,600	Staples, Inc.	28,672

1,100	Williams-Sonoma Inc.	8,646
	Total Specialty Retail	7,325,957

	Textiles, Apparel & Luxury Goods – 0.0%

1,500	Jones Apparel Group, Inc.	8,790

400	Liz Claiborne, Inc.	1,040

100	Phillips-Van Heusen Corporation	2,013

1,700	VF Corporation	93,109
	Total Textiles, Apparel & Luxury Goods	104,952

	Thrifts & Mortgage Finance – 1.5%

2,000	Astoria Financial Corporation	32,960

300	Capitol Federal Financial	13,680

29,600	Federal National Mortgage Association	22,496

177,360	Hudson City Bancorp, Inc.	2,830,666

100	MGIC Investment Corporation	348

7,600	New York Community Bancorp, Inc.	90,896

65,760	People’s United Financial, Inc.	1,172,501

2,100	Sovereign Bancorp, Inc., (2)	6,258

2,000	TFS Financial Corporation	25,800

400	Tree.com Inc., (2)	1,040

1,800	Washington Federal Inc.	26,928
	Total Thrifts & Mortgage Finance	4,223,573

	Tobacco – 1.3%

15,000	Altria Group, Inc.	225,900

1,300	Lorillard Inc.	73,255

67,880	Philip Morris International	2,953,459

3,700	Reynolds American Inc.	149,147

2,500	UST Inc.	173,450
	Total Tobacco	3,575,211

Portfolio of Investments (Unaudited)

Nuveen Multi-Manager Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Trading Companies & Distributors – 0.0%

1,000	GATX Corporation	$30,970

1,000	United Rentals Inc., (2)	9,120

200	WESCO International Inc., (2)	3,846
	Total Trading Companies & Distributors	43,936

	Water Utilities – 0.0%

1,500	American Water Works Company	31,320

2,300	Aqua America Inc.	47,357
	Total Water Utilities	78,677

	Wireless Telecommunication Services – 1.3%

100	Clearwire Corporation, (2)	493

300	Leap Wireless International, Inc., (2)	8,067

1,300	Telephone and Data Systems Inc.	41,275

200	United States Cellular Corporation, (2)	8,648

179,350	Vodafone Group PLC, Sponsored ADR	3,665,906
	Total Wireless Telecommunication Services	3,724,389

	Total Common Stocks (cost $331,134,112)	274,715,542

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 1.4%

80,000	i-Shares Russell 1000 Value Index Fund	$3,961,600
	Total Investment Companies (cost $3,759,600)	3,961,600

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.2%

$6,154	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $6,153,661, collateralized by $4,385,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $6,277,566	0.010%	1/02/09	$6,153,658
	Total Short-Term Investments (cost $6,153,658)			6,153,658

	Total Investments (cost $341,047,370) – 99.6%			284,830,800

	Other Assets Less Liabilities – 0.4%			1,081,208

	Net Assets – 100%			$285,912,008

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen NWQ Multi-Cap Value Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 97.6%

	Aerospace & Defense – 6.0%

120,000	Lockheed Martin Corporation	$10,089,600

280,000	Raytheon Company	14,291,200
	Total Aerospace & Defense	24,380,800

	Biotechnology – 4.3%

158,800	Amgen Inc., (2)	9,170,700

738,000	Sepracor Inc., (2)	8,103,240
	Total Biotechnology	17,273,940

	Chemicals – 1.0%

82,800	CF Industries Holdings, Inc.	4,070,448
	Commercial Banks – 2.7%

350,000	JPMorgan Chase & Co.	11,035,500
	Commercial Services & Supplies – 4.2%

676,200	Pitney Bowes Inc.	17,229,576
	Communications Equipment – 3.0%

2,750,000	Motorola, Inc.	12,182,500
	Containers & Packaging – 1.7%

500,000	Packaging Corp. of America	6,730,000
	Electronic Equipment & Instruments – 1.0%

246,600	Agilent Technologies, Inc., (2)	3,854,358
	Energy Equipment & Services – 1.4%

499,800	BJ Services Company	5,832,666
	Food Products – 1.0%

300,000	Smithfield Foods, Inc., (2)	4,221,000
	Health Care Providers & Services – 1.3%

180,800	Aetna Inc.	5,152,800
	Independent Power Producers & Energy Traders – 3.5%

610,000	NRG Energy Inc., (2)	14,231,300
	Insurance – 12.9%

325,000	Aon Corporation	14,846,000

1,413,700	Genworth Financial Inc., Class A	4,000,771

568,700	Hartford Financial Services Group, Inc.	9,338,054

266,000	Loews Corporation	7,514,500

389,300	Reinsurance Group of America Inc.	16,669,826
	Total Insurance	52,369,151

	Machinery – 4.2%

295,800	Ingersoll Rand Company Limited, Class A	5,132,130

602,300	Timken Company	11,823,149
	Total Machinery	16,955,279

	Media – 9.1%

683,050	CBS Corporation, Class B	5,594,180

1,430,000	Interpublic Group Companies, Inc., (2)	5,662,800

1,340,097	Viacom Inc., Class B, (2)	25,542,249
	Total Media	36,799,229

Portfolio of Investments (Unaudited)

Nuveen NWQ Multi-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Metals & Mining – 11.2%

680,729	AngloGold Ashanti Limited, Sponsored ADR	$18,863,001

564,800	Barrick Gold Corporation	20,767,696

151,700	United States Steel Corporation	5,643,240
	Total Metals & Mining	45,273,937

	Mortgage REIT – 0.1%

2,875,070	Friedman, Billings, Ramsey Group, Inc., Class A, (2)	488,762
	Oil, Gas & Consumable Fuels – 14.1%

217,900	Apache Corporation	16,240,087

88,200	EOG Resources, Inc.	5,872,356

115,000	Hess Corporation	6,168,600

420,000	Noble Energy, Inc.	20,672,400

635,000	Talisman Energy Inc.	6,343,650

988,800	Warren Resources Inc., (2)	1,967,712
	Total Oil, Gas & Consumable Fuels	57,264,805

	Pharmaceuticals – 3.4%

425,000	Sanofi-Aventis, ADR	13,668,000
	Semiconductors & Equipment – 0.4%

1,201,953	Mattson Technology, Inc., (2)	1,694,754
	Software – 8.0%

1,757,377	CA Inc.	32,564,195
	Tobacco – 3.1%

100,532	Lorillard Inc.	5,664,978

154,000	Philip Morris International	6,700,540
	Total Tobacco	12,365,518

	Total Common Stocks (cost $605,700,795)	395,638,518

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 2.8%

$11,399	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $11,399,195, collateralized by $8,060,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $11,628,968	0.010%	1/02/09	$11,399,189
	Total Short-Term Investments (cost $11,399,189)			11,399,189

	Total Investments (cost $617,099,984) – 100.4%			407,037,707

	Other Assets Less Liabilities – (0.4)%			(1,450,300)

	Net Assets – 100%			$405,587,407

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen NWQ Large-Cap Value Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 91.2%

	Aerospace & Defense – 5.5%

5,800	Lockheed Martin Corporation	$487,664

15,300	Raytheon Company	780,912
	Total Aerospace & Defense	1,268,576

	Biotechnology – 2.7%

10,700	Amgen Inc., (2)	617,925
	Chemicals – 0.7%

4,800	Mosaic Company	166,080
	Commercial Banks – 5.9%

21,800	JPMorgan Chase & Co.	687,354

22,100	Wells Fargo & Company	651,508
	Total Commercial Banks	1,338,862

	Commercial Services & Supplies – 3.7%

33,600	Pitney Bowes Inc.	856,128
	Communications Equipment – 2.7%

136,900	Motorola, Inc.	606,467
	Diversified Telecommunication Services – 1.8%

14,100	AT&T Inc.	401,850
	Electronic Equipment & Instruments – 1.8%

26,200	Agilent Technologies, Inc., (2)	409,506
	Energy Equipment & Services – 0.9%

11,100	Halliburton Company	201,798
	Food Products – 1.7%

14,276	Kraft Foods Inc.	383,311
	Health Care Providers & Services – 0.9%

7,050	Aetna Inc.	200,925
	Household Products – 2.1%

9,300	Kimberly-Clark Corporation	490,482
	Independent Power Producers & Energy Traders – 1.9%

18,400	NRG Energy Inc., (2)	429,272
	Insurance – 11.5%

14,300	Aon Corporation	653,224

60,100	Genworth Financial Inc., Class A	170,083

24,100	Hartford Financial Services Group, Inc.	395,722

17,241	Loews Corporation	487,058

26,400	MetLife, Inc.	920,304
	Total Insurance	2,626,391

	Machinery – 2.3%

7,800	Illinois Tool Works Inc.	273,390

14,600	Ingersoll Rand Company Limited, Class A	253,310
	Total Machinery	526,700

	Media – 6.3%

21,300	CBS Corporation, Class B	174,447

Portfolio of Investments (Unaudited)

Nuveen NWQ Large-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Media (continued)

16,200	Comcast Corporation, Special Class A	$261,630

53,100	Viacom Inc., Class B, (2)	1,012,086
	Total Media	1,448,163

	Metals & Mining – 9.5%

29,101	AngloGold Ashanti Limited, Sponsored ADR	806,389

28,500	Barrick Gold Corporation	1,047,945

8,700	United States Steel Corporation	323,640
	Total Metals & Mining	2,177,974

	Oil, Gas & Consumable Fuels – 11.7%

10,400	Apache Corporation	775,112

2,000	ConocoPhillips	103,600

4,400	EOG Resources, Inc.	292,952

5,700	Hess Corporation	305,748

17,900	Noble Energy, Inc.	881,038

32,500	Talisman Energy Inc.	324,675
	Total Oil, Gas & Consumable Fuels	2,683,125

	Pharmaceuticals – 4.0%

7,500	Merck & Co. Inc.	228,000

21,000	Sanofi-Aventis, ADR	675,360
	Total Pharmaceuticals	903,360

	Road & Rail – 1.9%

9,200	Union Pacific Corporation	439,760
	Software – 8.6%

77,900	CA Inc.	1,443,487

27,400	Microsoft Corporation	532,656
	Total Software	1,976,143

	Tobacco – 3.1%

5,661	Lorillard Inc.	318,997

8,700	Philip Morris International	378,537
	Total Tobacco	697,534

	Total Common Stocks (cost $29,205,436)	20,850,332

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 11.3%

$2,578	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $2,578,439, collateralized by $2,635,000 U.S. Treasury Bills, 0.000%, due 7/02/09, value $2,631,575	0.010%	1/02/09	$2,578,438
	Total Short-Term Investments (cost $2,578,438)			2,578,438

	Total Investments (cost $31,783,874) – 102.5%			23,428,770

	Other Assets Less Liabilities – (2.5)%			(564,128)

	Net Assets – 100%			$22,864,642

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen NWQ Small/Mid-Cap Value Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 88.8%

	Biotechnology – 1.9%

6,900	Sepracor Inc., (2)	$75,762
	Building Products – 3.9%

16,350	Griffon Corporation, (2)	152,546
	Chemicals – 3.5%

2,300	Agrium Inc.	78,499

5,450	Rockwood Holdings Inc., (2)	58,860
	Total Chemicals	137,359

	Computers & Peripherals – 1.8%

25,800	Brocade Communications Systems Inc., (2)	72,240
	Containers & Packaging – 2.8%

3,300	Packaging Corp. of America	44,418

13,900	Temple-Inland Inc.	66,720
	Total Containers & Packaging	111,138

	Electric Utilities – 1.7%

11,300	Reliant Energy Inc., (2)	65,314
	Electrical Equipment – 4.6%

1,850	Acuity Brands Inc.	64,584

2,400	General Cable Corporation, (2)	42,456

1,400	Lincoln Electric Holdings Inc.	71,302
	Total Electrical Equipment	178,342

	Electronic Equipment & Instruments – 7.3%

5,850	Arrow Electronics, Inc., (2)	110,214

5,900	Avnet Inc., (2)	107,439

3,250	Coherent Inc., (2)	69,745
	Total Electronic Equipment & Instruments	287,398

	Energy Equipment & Services – 3.4%

3,000	BJ Services Company	35,010

16,800	Stolt Offshore S.A., ADR	97,104
	Total Energy Equipment & Services	132,114

	Food Products – 1.8%

5,100	Smithfield Foods, Inc., (2)	71,757
	Independent Power Producers & Energy Traders – 2.1%

3,500	NRG Energy Inc., (2)	81,655
	Insurance – 17.3%

3,300	Hanover Insurance Group Inc.	141,801

3,100	Reinsurance Group of America Inc.	132,742

1,900	StanCorp Financial Group Inc.	79,363

6,000	Tower Group Inc.	169,260

8,200	Unum Group	152,520
	Total Insurance	675,686

	Machinery – 4.7%

1,600	Gardner Denver, Inc., (2)	37,344

Portfolio of Investments (Unaudited)

Nuveen NWQ Small/Mid-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Machinery (continued)

3,000	Kennametal Inc.	$66,570

8,970	Sauer-Danfoss, Inc.	78,488
	Total Machinery	182,402

	Metals & Mining – 7.8%

5,000	AngloGold Ashanti Limited, Sponsored ADR	138,550

4,450	Century Aluminum Company, (2)	44,500

7,200	Gibraltar Industries Inc.	85,968

1,750	Reliance Steel & Aluminum Company	34,895
	Total Metals & Mining	303,913

	Multiline Retail – 0.5%

900	Casey’s General Stores, Inc.	20,493
	Oil, Gas & Consumable Fuels – 10.2%

2,400	Bill Barrett Corporation, (2)	50,712

3,800	Continental Resources Inc., (2)	78,698

10,200	Denbury Resources Inc., (2)	111,384

9,900	Petroquest Energy Inc., (2)	66,924

4,400	St Mary Land and Exploration Company	89,364
	Total Oil, Gas & Consumable Fuels	397,082

	Paper & Forest Products – 4.6%

20,500	Domtar Corporation, (2)	34,235

12,800	Wausau Paper Corp.	146,432
	Total Paper & Forest Products	180,667

	Personal Products – 2.6%

8,000	Elizabeth Arden, Inc., (2)	100,880
	Textiles, Apparel & Luxury Goods – 1.3%

3,150	Fossil Inc., (2)	52,605
	Thrifts & Mortgage Finance – 3.4%

7,500	People’s United Financial, Inc.	133,723
	Trading Companies & Distributors – 1.6%

3,350	WESCO International Inc., (2)	64,421
	Total Common Stocks (cost $4,613,242)	3,477,497

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 7.4%

$289	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $288,731, collateralized by $295,000 U.S. Treasury Bills, 0.000%, due 7/30/09, value $294,558	0.010%	1/02/09	$288,731
	Total Short-Term Investments (cost $288,731)			288,731

	Total Investments (cost $4,901,973) – 96.2%			3,766,228

	Other Assets Less Liabilities – 3.8%			148,376

	Net Assets – 100%			$3,914,604

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 98.6%

	Biotechnology – 2.5%

190,800	Sepracor Inc., (2)	$2,094,984
	Building Products – 4.0%

359,450	Griffon Corporation, (2)	3,353,668
	Chemicals – 1.5%

25,300	CF Industries Holdings, Inc.	1,243,748
	Communications Equipment – 1.6%

72,500	Avocent Corporation, (2)	1,298,475
	Computers & Peripherals – 1.9%

577,400	Brocade Communications Systems Inc., (2)	1,616,720
	Containers & Packaging – 3.1%

63,300	Packaging Corp. of America	852,018

359,300	Temple-Inland Inc.	1,724,640
	Total Containers & Packaging	2,576,658

	Electrical Equipment – 8.4%

34,300	Acuity Brands Inc.	1,197,413

126,500	Belden Inc.	2,641,320

81,650	General Cable Corporation, (2)	1,444,389

34,000	Lincoln Electric Holdings Inc.	1,731,620
	Total Electrical Equipment	7,014,742

	Electronic Equipment & Instruments – 1.3%

284,800	Keithley Instruments, Inc.	1,039,520
	Energy Equipment & Services – 3.1%

444,000	Stolt Offshore S.A., ADR	2,566,320
	Food Products – 2.1%

124,312	Smithfield Foods, Inc., (2)	1,749,070
	Health Care Providers & Services – 0.4%

42,900	Skilled Healthcare Group Inc., (2)	362,076
	Hotels, Restaurants & Leisure – 2.4%

96,200	Bob Evans Farms	1,965,366
	Household Durables – 1.9%

204,500	Hooker Furniture Corporation	1,566,470
	Household Products – 1.8%

54,170	WD-40 Company	1,532,469
	Insurance – 20.0%

138,350	Aspen Insurance Holdings Limited	3,354,987

104,100	Assurant Inc.	3,122,999

214,800	PMA Capital Corporation, Class A, (2)	1,520,784

58,650	Reinsurance Group of America Inc.	2,511,393

70,250	StanCorp Financial Group Inc.	2,934,343

111,550	Tower Group Inc.	3,146,825
	Total Insurance	16,591,331

Portfolio of Investments (Unaudited)

Nuveen NWQ Small-Cap Value Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Machinery – 7.4%

95,200	Albany International Corporation, Class A	$1,222,368

60,209	Kadant Inc., (2)	811,617

75,840	Kennametal Inc.	1,682,890

36,400	RBC Bearings Inc., (2)	738,192

195,450	Sauer-Danfoss, Inc.	1,710,188
	Total Machinery	6,165,255

	Metals & Mining – 7.4%

119,000	Century Aluminum Company, (2)	1,190,000

140,630	Gibraltar Industries Inc.	1,679,122

422,700	Yamana Gold Inc.	3,263,243
	Total Metals & Mining	6,132,365

	Multiline Retail – 0.9%

32,659	Casey’s General Stores, Inc.	743,645
	Oil, Gas & Consumable Fuels – 9.9%

239,550	Approach Resources Inc., (2)	1,751,111

95,550	Bill Barrett Corporation, (2)	2,018,972

193,800	Denbury Resources Inc., (2)	2,116,296

237,500	Petroquest Energy Inc., (2)	1,605,500

383,850	Warren Resources Inc., (2)	763,862
	Total Oil, Gas & Consumable Fuels	8,255,741

	Paper & Forest Products – 5.9%

204,703	Buckeye Technologies Inc., (2)	745,119

684,300	Domtar Corporation, (2)	1,142,781

260,704	Wausau Paper Corp.	2,982,454
	Total Paper & Forest Products	4,870,354

	Personal Products – 3.3%

217,100	Elizabeth Arden, Inc., (2)	2,737,631
	Road & Rail – 3.3%

143,705	Marten Transport, Ltd., (2)	2,724,647
	Semiconductors & Equipment – 4.2%

99,900	Actel Corporation, (2)	1,170,828

140,800	Standard Microsystems Corporation, (2)	2,300,672
	Total Semiconductors & Equipment	3,471,500

	Specialty Retail – 0.3%

325,591	Golfsmith International Holdings Inc., (2)	227,914
	Total Common Stocks (cost $120,548,845)	81,900,669

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.5%

$456	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $455,965, collateralized by $325,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $468,910	0.010%	1/02/09	$455,965
	Total Short-Term Investments (cost $455,965)			455,965

	Total Investments (cost $121,004,810) – 99.1%			82,356,634

	Other Assets Less Liabilities – 0.9%			744,166

	Net Assets – 100%			$83,100,800

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 79.8%

	Airlines – 0.5%

1,913,026	ExpressJet Holdings Inc., (2)	$3,252,144
	Auto Components – 1.1%

221,900	Magna International Inc., Class A	6,641,467
	Automobiles – 1.6%

2,301,200	Tata Motors Limited, ADR	10,240,340
	Biotechnology – 0.5%

50,000	Amgen Inc., (2)	2,887,500
	Capital Markets – 1.2%

528,337	UBS AG, (2)	7,555,219
	Chemicals – 0.7%

121,200	The Mosaic Company	4,193,520
	Commercial Banks – 2.3%

366,500	ICICI Bank Limited, ADR	7,055,125

1,299,200	Sumitomo Trust & Banking Company, ADR	7,395,306
	Total Commercial Banks	14,450,431

	Commercial Services & Supplies – 2.0%

509,220	Republic Services, Inc.	12,623,564
	Computers & Peripherals – 1.0%

443,200	Ingram Micro, Inc., (2)	5,934,448
	Construction & Engineering – 1.1%

346,400	Shaw Group Inc., (2)	7,090,808
	Diversified Telecommunication Services – 3.9%

120,500	KT Corporation, Sponsored ADR	1,767,735

226,200	Nippon Telegraph and Telephone Corporation, Sponsored ADR	6,150,378

1,635,500	Sprint Nextel Corporation, (2)	2,992,965

472,000	Telus Corporation	13,414,240
	Total Diversified Telecommunication Services	24,325,318

	Electric Utilities – 4.3%

97,011	Ameren Corporation	3,226,586

556,400	Centrais Electricas Brasileiras S.A., ADR Pref., (2)	5,769,200

983,500	Korea Electric Power Corporation, Sponsored ADR	11,418,435

662,600	PNM Resources Inc.	6,679,008
	Total Electric Utilities	27,093,229

	Electronic Equipment & Instruments – 1.2%

422,400	Tech Data Corporation, (2)	7,535,616
	Energy Equipment & Services – 1.3%

698,100	BJ Services Company	8,146,827
	Food & Staples Retailing – 1.6%

1,093,400	Whole Foods Market, Inc.	10,321,696
	Food Products – 6.2%

577,700	Cresud S.A., ADR	5,170,415

Shares	Description (1)	Value

	Food Products (continued)

1,062,457	Smithfield Foods, Inc., (2)	$14,948,770

2,155,400	Tyson Foods, Inc., Class A	18,881,304
	Total Food Products	39,000,489

	Health Care Providers & Services – 3.0%

1,149,000	Health Net Inc., (2)	12,512,610

173,400	Humana Inc., (2)	6,464,352
	Total Health Care Providers & Services	18,976,962

	Household Durables – 0.4%

271,000	Sekisui House, Ltd., Sponsored ADR	2,395,640
	Insurance – 0.4%

158,100	CNA Financial Corporation	2,599,164
	Internet Software & Services – 1.8%

793,700	eBay Inc., (2)	11,080,052
	Machinery – 1.6%

304,400	AGCO Corporation, (2)	7,180,796

170,455	Alamo Group Inc.	2,548,302
	Total Machinery	9,729,098

	Media – 2.0%

294,500	Scholastic Corporation	3,999,310

456,400	Viacom Inc., Class B, (2)	8,698,984
	Total Media	12,698,294

	Metals & Mining – 23.5%

331,100	Alumina Limited, Sponsored ADR	1,417,108

927,300	Apex Silver Mines Limited, (2)	908,754

1,494,900	Banro Corporation, (2)	1,569,645

741,800	Barrick Gold Corporation	27,275,986

152,300	CONSOL Energy Inc.	4,352,734

2,156,100	Crystallex International Corporation, (2)	366,537

806,700	Gammon Gold, Inc., (2)	4,412,649

1,474,000	Geovic Mining Corporation, (2)	597,003

1,219,800	Gold Fields Limited Sponsored ADR	12,112,614

590,000	Gold Reserve Inc., Class A, (2)	554,600

764,600	Ivanhoe Mines Ltd., (2)	2,064,420

1,306,800	Kinross Gold Corporation	24,071,256

1,602,000	Lihir Gold Limited, Sponsored ADR, (2)	35,131,860

673,100	Newmont Mining Corporation	27,395,170

290,100	NovaGold Resources Inc., (2)	432,249

9,453,500	Orezone Resources Inc., (2)	4,348,610
	Total Metals & Mining	147,011,195

	Oil, Gas & Consumable Fuels – 10.3%

1,107,219	Arch Coal Inc.	18,036,598

298,600	Cameco Corporation	5,150,850

71,900	Chevron Corporation	5,318,443

Portfolio of Investments (Unaudited)

Nuveen Tradewinds Value Opportunities Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

100,000	ConocoPhillips	$5,180,000

134,300	Nexen Inc.	2,360,994

177,900	Peabody Energy Corporation	4,047,225

167,700	Petro-Canada	3,670,953

284,200	Pioneer Natural Resources Company	4,598,356

141,500	Suncor Energy, Inc.	2,759,250

649,800	Tesoro Petroleum Corporation	8,557,866

805,600	USEC Inc., (2)	3,617,144

720,000	Warren Resources Inc., (2)	1,432,800
	Total Oil, Gas & Consumable Fuels	64,730,479

	Paper & Forest Products – 1.6%

6,111,179	Domtar Corporation, (2)	10,205,669
	Pharmaceuticals – 2.4%

512,800	Pfizer Inc.	9,081,688

161,600	Wyeth	6,061,616
	Total Pharmaceuticals	15,143,304

	Semiconductors & Equipment – 0.1%

690,700	Axcelis Technologies Inc., (2)	352,257

28,200	Mattson Technology, Inc., (2)	39,762
	Total Semiconductors & Equipment	392,019

	Software – 0.6%

183,600	Microsoft Corporation	3,569,184
	Specialty Retail – 0.5%

985,900	Office Depot, Inc., (2)	2,937,982
	Wireless Telecommunication Services – 1.1%

158,000	TIM Participacoes S.A., ADR	1,973,420

199,900	Turkcell Iletisim Hizmetleri A.S., ADR	2,914,542

183,900	Vivo Participacoes S.A., ADR	2,306,106
	Total Wireless Telecommunication Services	7,194,068

	Total Common Stocks (cost $689,262,895)	499,955,726

Shares	Description (1)	Coupon	Ratings (3)	Value

	CONVERTIBLE PREFERRED SECURITIES – 1.7%

	Communications Equipment – 1.7%

31,300	Lucent Technologies Capital Trust I	7.750%	B2	$10,642,000
	Total Convertible Preferred Securities (cost $26,949,500)			10,642,000

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 12.2%

	Airlines – 1.0%

$8,343	JetBlue Airways Corporation	3.750%	3/15/35	CCC	$6,465,825

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	Building Products – 0.6%

$4,280	Griffon Corporation	4.000%	7/18/23	N/A	$3,750,350
	Commercial Services & Supplies – 1.8%

12,735	Allied Waste Industries Inc.	4.250%	4/15/34	BBB–	11,461,500
	Health Care Providers & Services – 2.5%

27,945	Omnicare, Inc.	3.250%	12/15/35	B+	15,823,856
	Machinery – 2.6%

19,020	Albany International Corporation	2.250%	3/15/26	N/A	10,674,975

11,884	Trinity Industries Inc.	3.875%	6/01/36	Ba2	5,466,640
30,904	Total Machinery				16,141,615
	Metals & Mining – 0.9%

193	Apex Silver Mines Limited, Convertible Sr. Subordinated Notes	2.875%	3/15/24	N/A	7,238

16,320	Coeur d’Alene Mines Corporation	1.250%	1/15/24	B–	4,896,000

3,018	Gold Reserve, Inc.	5.500%	6/15/22	N/A	569,648
19,531	Total Metals & Mining				5,472,886
	Oil, Gas & Consumable Fuels – 1.0%

15,035	USEC Inc.	3.000%	10/01/14	CCC	6,408,669
	Semiconductors & Equipment – 0.3%

6,457	Credence Systems Corporation	3.500%	5/15/10	N/R	1,307,543

3,600	Qimonda Finance LLC	6.750%	3/22/13	N/A	463,500
10,057	Total Semiconductors & Equipment				1,771,043
	Wireless Telecommunication Services – 1.5%

15,465	NII Holdings Inc.	3.125%	6/15/12	N/A	9,452,980
$144,295	Total Convertible Bonds (cost $115,792,867)				76,748,724

Shares	Description (1)	Value

	WARRANTS – 0.1%

457,600	Banro Corporation	$491,920
	Total Warrants (cost $0)	491,920

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 6.1%

$37,922	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $37,922,347, collateralized by $26,810,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $38,681,468	0.010%	1/02/09	$37,922,326
	Total Short-Term Investments (cost $37,922,326)			37,922,326

Total Investments (cost $869,927,588) – 99.9%	625,760,696

Other Assets Less Liabilities – 0.1%	465,364

Net Assets – 100%	$626,226,060

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

N/A	Not applicable/not available.

N/R	Not rated.

ADR	American Depositary Receipt.

Statement of Assets and Liabilities (Unaudited)

December 31, 2008

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $334,893,712, $605,700,795, $29,205,436, $4,613,242, $120,548,845 and $832,005,262, respectively)	$278,677,142	$395,638,518	$20,850,332	$3,477,497	$81,900,669	$587,838,370
Short-term investments (at cost, which approximates value)	6,153,658	11,399,189	2,578,438	288,731	455,965	37,922,326
Cash	—	—	—	123,721	—	—
Cash denominated in foreign currencies (cost $0, $0, $2,262, $0, $0 and $0, respectively)	—	—	2,238	—	—	—
Receivables:
Dividends	596,947	895,680	38,783	3,775	94,796	326,080
From Adviser	—	—	14,397	16,133	—	—
Interest	—	—	—	—	—	826,402
Investments sold	4,297,439	960,188	—	—	1,985,509	16,803
Reclaims	46,792	—	—	—	—	—
Shares sold	729,250	685,130	499,784	71,906	175,150	4,214,016
Other assets	122,335	36,069	20	33	130	12,019
Total assets	290,623,563	409,614,774	23,983,992	3,981,796	84,612,219	631,156,016
Liabilities
Payables:
Investments purchased	2,990,875	—	985,116	—	939,972	545,456
Shares redeemed	1,136,039	2,957,351	115,114	50,369	401,918	3,410,328
Accrued expenses:
Management fees	199,276	300,018	—	—	77,385	574,299
12b-1 distribution and service fees	69,124	106,240	2,773	824	8,470	114,578
Other	316,241	663,758	16,347	15,999	83,674	285,295
Total liabilities	4,711,555	4,027,367	1,119,350	67,192	1,511,419	4,929,956
Net assets	$285,912,008	$405,587,407	$22,864,642	$3,914,604	$83,100,800	$626,226,060
Class A Shares
Net assets	$249,167,495	$96,415,221	$4,225,380	$939,472	$19,902,753	$257,630,653
Shares outstanding	17,550,055	8,533,507	346,964	89,684	1,451,354	13,081,990
Net asset value per share	$14.20	$11.30	$12.18	$10.48	$13.71	$19.69
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$15.06	$11.99	$12.92	$11.12	$14.55	$20.89
Class B Shares
Net assets	$4,802,065	$17,911,602	$583,137	$42,956	$217,352	$4,532,876
Shares outstanding	346,563	1,630,013	48,154	4,176	16,255	233,078
Net asset value and offering price per share	$13.86	$10.99	$12.11	$10.29	$13.37	$19.45
Class C Shares
Net assets	$15,750,797	$87,412,827	$2,454,216	$843,590	$4,241,788	$77,856,248
Shares outstanding	1,139,222	7,954,926	202,629	81,918	316,739	4,003,732
Net asset value and offering price per share	$13.83	$10.99	$12.11	$10.30	$13.39	$19.45
Class R3 Shares
Net assets	$97,279	$95,963	N/A	N/A	N/A	$102,476
Shares outstanding	6,803	8,523	N/A	N/A	N/A	5,185
Net asset value and offering price per share	$14.30	$11.26	N/A	N/A	N/A	$19.76
Class I Shares
Net assets	$16,094,372	$203,751,794	$15,601,909	$2,088,586	$58,738,907	$286,103,807
Shares outstanding	1,130,395	18,058,024	1,282,630	201,219	4,269,364	14,530,968
Net asset value and offering price per share	$14.24	$11.28	$12.16	$10.38	$13.76	$19.69

Net Assets Consist of:
Capital paid-in	$408,442,523	$820,327,342	$35,611,941	$40,215,256	$176,030,107	$909,753,839
Undistributed (Over-distribution of) net investment income	3,316,793	694,952	39,513	(6,391)	297,401	(4,112,684)
Accumulated net realized gain (loss) from investments, foreign currency and derivative transactions	(69,630,738)	(205,373,532)	(4,431,684)	(35,158,516)	(54,578,532)	(35,251,850)
Net unrealized appreciation (depreciation) of investments and foreign currency	(56,216,570)	(210,061,355)	(8,355,128)	(1,135,745)	(38,648,176)	(244,163,245)
Net assets	$285,912,008	$405,587,407	$22,864,642	$3,914,604	$83,100,800	$626,226,060

N/A	Large-Cap Value, Small/Mid-Cap Value and Small-Cap Value are not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six Months Ended December 31, 2008

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $131, $27,787, $3,894, $59, $4,330 and $224,559, respectively)	$5,364,504	$5,164,093	$259,574	$141,169	$1,109,362	$5,295,055
Interest (net of foreign tax withheld of $0, $0, $0, $0, $0 and $1,368, respectively)	33,859	31,405	10,950	5,166	42,237	2,771,956
Total investment income	5,398,363	5,195,498	270,524	146,335	1,151,599	8,067,011
Expenses
Management fees	1,338,345	2,317,421	98,378	115,075	654,248	3,355,774
12b-1 service fees – Class A	399,768	221,980	5,096	1,904	51,131	380,672
12b-1 distribution and service fees – Class B	33,918	127,652	3,230	217	1,445	27,097
12b-1 distribution and service fees – Class C	102,477	654,314	10,697	4,534	34,299	473,781
12b-1 distribution and service fees – Class R3	253	232	—	—	—	238
Shareholders’ servicing agent fees and expenses	215,607	716,827	10,508	7,031	32,593	438,674
Custodian’s fees and expenses	41,770	63,203	4,987	6,943	15,610	58,455
Trustees’ fees and expenses	2,442	3,914	345	496	1,535	8,298
Professional fees	41,508	47,989	855	812	10,270	42,482
Shareholders’ reports – printing and mailing expenses	104,018	253,380	598	1,492	27,313	148,100
Federal and state registration fees	21,114	42,432	45,583	39,616	23,637	55,228
Other expenses	8,644	12,757	181	137	2,120	11,055
Total expenses before custodian fee credit and expense reimbursement	2,309,864	4,462,101	180,458	178,257	854,201	4,999,854
Custodian fee credit	(210)	(329)	(12)	(13)	(3)	(625)
Expense reimbursement	(221,238)	—	(33,828)	(25,518)	—	—
Net expenses	2,088,416	4,461,772	146,618	152,726	854,198	4,999,229
Net investment income (loss)	3,309,947	733,726	123,906	(6,391)	297,401	3,067,782
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(66,466,862)	(161,408,100)	(3,893,927)	(22,092,206)	(51,915,076)	(35,030,877)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(64,600,794)	(119,353,590)	(4,892,017)	5,518,507	(17,321,242)	(224,101,828)
Net realized and unrealized gain (loss)	(131,067,656)	(280,761,690)	(8,785,944)	(16,573,699)	(69,236,318)	(259,132,705)
Net increase (decrease) in net assets from operations	$(127,757,709)	$(280,027,964)	$(8,662,038)	$(16,580,090)	$(68,938,917)	$(256,064,923)

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	Multi-Manager Large-Cap Value		Multi-Cap Value		Large-Cap Value
	Six Months Ended 12/31/08	Year Ended 6/30/08	Six Months Ended 12/31/08	Year Ended 6/30/08	Six Months Ended 12/31/08	Year Ended 6/30/08
Operations
Net investment income (loss)	$3,309,947	$6,001,294	$733,726	$84,274	$123,906	$148,959
Net realized gain (loss) from:
Investments and foreign currency	(66,466,862)	46,928,398	(161,408,100)	(46,695,377)	(3,893,927)	(537,756)
Futures	—	—	—	—	—	—
Redemptions in-kind	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(64,600,794)	(109,626,987)	(119,353,590)	(293,616,756)	(4,892,017)	(3,537,399)
Net increase (decrease) in net assets from operations	(127,757,709)	(56,697,295)	(280,027,964)	(340,227,859)	(8,662,038)	(3,926,196)
Distributions to Shareholders
Net investment income:
Class A	(3,290,647)	(5,435,774)	—	(319,967)	(22,861)	(20,911)
Class B	(10,009)	(43,212)	—	—	—	—
Class C	(32,922)	(93,919)	—	—	—	—
Class R3	(948)	N/A	—	N/A	N/A	N/A
Class I (1)	(268,967)	(424,963)	—	(485,483)	(141,733)	(72,607)
From accumulated net realized gains:
Class A	(25,379,143)	(69,843,284)	—	(17,840,823)	—	(694)
Class B	(509,457)	(2,094,917)	—	(2,285,419)	—	(81)
Class C	(1,646,216)	(4,505,945)	—	(12,664,308)	—	(342)
Class R3	(10,722)	N/A	—	N/A	N/A	N/A
Class I (1)	(1,582,389)	(4,268,174)	—	(15,616,418)	—	(1,364)
Tax return of capital:
Class A	—	—	—	(1,415,298)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	N/A	—	N/A	N/A	N/A
Class I (1)	—	—	—	(2,147,421)	—	—
Decrease in net assets from distributions to shareholders	(32,731,420)	(86,710,188)	—	(52,775,137)	(164,594)	(95,999)
Fund Share Transactions
Proceeds from sale of shares	13,746,788	34,460,397	138,039,843	342,932,823	17,537,291	23,857,076
Proceeds from shares issued to shareholders due to reinvestment of distributions	24,773,558	63,939,667	—	47,921,628	128,769	81,088
	38,520,346	98,400,064	138,039,843	390,854,451	17,666,060	23,938,164
Cost of shares redeemed	(38,941,268)	(81,247,290)	(246,586,469)	(704,297,666)	(10,092,255)	(8,067,479)
Cost of redemptions in-kind	—	—	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(420,922)	17,152,774	(108,546,626)	(313,443,215)	7,573,805	15,870,685
Capital contribution from Adviser	—	—	—	—	—	—
Net increase (decrease) in net assets	(160,910,051)	(126,254,709)	(388,574,590)	(706,446,211)	(1,252,827)	11,848,490
Net assets at the beginning of period	446,822,059	573,076,768	794,161,997	1,500,608,208	24,117,469	12,268,979
Net assets at the end of period	$285,912,008	$446,822,059	$405,587,407	$794,161,997	$22,864,642	$24,117,469
Undistributed (Over-distribution of) net investment income at the end of period	$3,316,793	$3,610,339	$694,952	$(38,774)	$39,513	$80,201

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	Multi-Manager Large-Cap Value and Multi-Cap Value did not offer Class R3 Shares prior to August 4, 2008. Large Cap Value is not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

	Small/Mid-Cap Value		Small-Cap Value		Value Opportunities
	Six Months Ended 12/31/08	Year Ended 6/30/08	Six Months Ended 12/31/08	Year Ended 6/30/08	Six Months Ended 12/31/08	Year Ended 6/30/08
Operations
Net investment income (loss)	$(6,391)	$(232,344)	$297,401	$(135,726)	$3,067,782	$3,506,893
Net realized gain (loss) from: Investments and foreign currency	(22,092,206)	(12,863,794)	(51,915,076)	(2,486,235)	(35,030,877)	48,625,454
Futures	—	—	—	—	—	—
Redemptions in-kind	—	(12,286,275)	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	5,518,507	(1,437,205)	(17,321,242)	(43,296,876)	(224,101,828)	(70,243,353)
Net increase (decrease) in net assets from operations	(16,580,090)	(26,819,618)	(68,938,917)	(45,918,837)	(256,064,923)	(18,111,006)
Distributions to Shareholders
Net investment income:
Class A	—	(413)	—	(48,704)	(611,297)	(5,368,016)
Class B	—	—	—	—	—	(67,198)
Class C	—	—	—	—	—	(1,191,878)
Class R3	N/A	N/A	N/A	N/A	—	N/A
Class I (1)	—	(487,049)	—	(373,600)	(1,650,343)	(3,787,679)
From accumulated net realized gains:
Class A	—	—	—	(1,644,070)	(12,960,049)	(12,301,149)
Class B	—	—	—	(17,075)	(230,149)	(267,415)
Class C	—	—	—	(357,868)	(3,976,760)	(4,745,567)
Class R3	N/A	N/A	N/A	N/A	(5,448)	N/A
Class I (1)	—	—	—	(3,093,051)	(14,167,425)	(7,857,520)
Tax return of capital:
Class A	—	—	—	(6,531)	—	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	N/A	N/A	N/A	N/A	—	N/A
Class I (1)	—	—	—	(50,092)	—	—
Decrease in net assets from distributions to shareholders	—	(487,462)	—	(5,590,991)	(33,601,471)	(35,586,422)
Fund Share Transactions
Proceeds from sale of shares	4,803,931	49,652,728	19,531,455	46,853,684	340,374,675	453,732,611
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	485,206	—	4,509,429	22,480,539	27,921,650
	4,803,931	50,137,934	19,531,455	51,363,113	362,855,214	481,654,261
Cost of shares redeemed	(27,733,517)	(39,369,459)	(39,876,417)	(56,058,090)	(216,984,128)	(173,862,467)
Cost of redemptions in-kind	—	(159,386,190)	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(22,929,586)	(148,617,715)	(20,344,962)	(4,694,977)	145,871,086	307,791,794
Capital contribution from Adviser	125,970	—	—	—	—	—
Net increase (decrease) in net assets	(39,383,706)	(175,924,795)	(89,283,879)	(56,204,805)	(143,795,308)	254,094,366
Net assets at the beginning of period	43,298,310	219,223,105	172,384,679	228,589,484	770,021,368	515,927,002
Net assets at the end of period	$3,914,604	$43,298,310	$83,100,800	$172,384,679	$626,226,060	$770,021,368
Undistributed (Over-distribution of) net investment income at the end of period	$(6,391)	—	$297,401	—	$(4,112,684)	$(4,918,826)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	Value Opportunities did not offer Class R3 Shares prior to August 4, 2008. Small/Mid-Cap Value and Small-Cap Value are not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Manager Large-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell 1000 Value Index. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated non-U.S. equity securities.

Multi-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Large-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets. The Fund is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers.

Small/Mid-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500 Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets. The Fund is non-diversified and as a result may invest a relatively high percentage of its assets in a limited number of issuers.

Small-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2000 Index or the Standard & Poor’s SmallCap Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Value Opportunities’ primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Effective May 1, 2008, the following policy changes are applicable to the Funds:

•

For Class A Share purchases at net asset value of $1 million or more that are subject to a contingent deferred sales charge (“CDSC”), the period over which the CDSC will apply has been reduced from eighteen months to twelve months for all purchases occurring on or after May 1, 2007. Class A Shares purchased prior to May 1, 2007 that have not been redeemed are no longer be subject to a CDSC.

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008.

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

On August 4, 2008, Multi-Manager Large-Cap Value, Multi-Cap Value and Value Opportunities began offering Class R3 Shares to certain retirement plans.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At December 31, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

In-Kind Redemptions

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on the in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the in-kind redemptions are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended June 30, 2008, Small/Mid-Cap Value realized $12,286,275 of net loss on in-kind redemptions.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally, the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a ..25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed

Notes to Financial Statements (Unaudited) (continued)

within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency futures, forward, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Realized gain (loss) from investments and foreign currency” and “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Market and Credit Risk

In the normal course of business the Fund invests in financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the counterparties. Additionally, all counterparties are required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2008:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments	$284,830,800	$—	$—	$284,830,800

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Investments	$407,037,707	$—	$—	$407,037,707

Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments	$23,428,770	$—	$—	$23,428,770

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Investments	$3,766,228	$—	$—	$3,766,228

Small-Cap Value	Level 1	Level 2	Level 3	Total
Investments	$82,356,634	$—	$—	$82,356,634

Value Opportunities	Level 1	Level 2	Level 3	Total
Investments	$528,579,026	$97,181,670	$—	$625,760,696

Notes to Financial Statements (Unaudited) (continued)

3. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	542,572	$9,128,020	810,194	$20,952,783
Class A – automatic conversion of Class B shares	13,981	270,796	95,820	2,611,838
Class B	8,437	139,283	49,593	1,283,529
Class C	116,836	1,851,349	174,454	4,304,545
Class R3	6,803	150,000	N/A	N/A
Class I	130,553	2,207,340	205,183	5,307,702
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,515,325	21,678,204	2,239,141	55,693,165
Class B	24,991	346,027	57,503	1,382,961
Class C	69,563	961,070	102,686	2,465,511
Class R3	—	—	N/A	N/A
Class I	124,387	1,788,257	175,694	4,398,030
	2,553,448	38,520,346	3,910,268	98,400,064
Shares redeemed:
Class A	(1,799,219)	(30,940,546)	(2,223,180)	(57,260,628)
Class B	(78,484)	(1,388,611)	(233,385)	(6,098,504)
Class B – automatic conversion to Class A shares	(14,410)	(270,796)	(98,311)	(2,611,838)
Class C	(191,275)	(3,137,505)	(199,454)	(5,027,951)
Class R3	—	—	N/A	N/A
Class I	(170,785)	(3,203,810)	(390,974)	(10,248,369)
	(2,254,173)	(38,941,268)	(3,145,304)	(81,247,290)
Net increase (decrease)	299,275	$(420,922)	764,964	$17,152,774

N/A	The Fund did not issue Class R3 Shares prior to August 4, 2008.

	Multi-Cap Value
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	948,788	$14,065,877	4,894,727	$108,742,080
Class A – automatic conversion of Class B shares	4,725	79,029	10,889	231,835
Class B	5,396	62,527	106,450	2,458,209
Class C	214,544	2,807,146	1,027,450	22,871,607
Class R3	8,523	150,000	N/A	N/A
Class I	9,208,058	120,875,264	9,281,624	208,629,092
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	802,400	17,258,413
Class B	—	—	96,493	2,021,539
Class C	—	—	510,247	10,689,686
Class R3	—	—	N/A	N/A
Class I	—	—	834,562	17,951,990
	10,390,034	138,039,843	17,564,842	390,854,451
Shares redeemed:
Class A	(8,264,372)	(123,245,548)	(14,115,576)	(314,563,687)
Class B	(360,351)	(4,751,842)	(1,129,737)	(24,400,345)
Class B – automatic conversion to Class A shares	(4,843)	(79,029)	(11,126)	(231,835)
Class C	(2,726,419)	(36,647,032)	(8,271,239)	(179,247,807)
Class R3	—	—	N/A	N/A
Class I	(6,012,232)	(81,863,018)	(8,682,317)	(185,853,992)
	(17,368,217)	(246,586,469)	(32,209,995)	(704,297,666)
Net increase (decrease)	(6,978,183)	$(108,546,626)	(14,645,153)	$(313,443,215)

	Large-Cap Value
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	203,735	$2,703,574	278,929	$5,572,566
Class B	9,110	107,563	49,539	955,457
Class C	105,365	1,304,066	176,731	3,519,118
Class I	893,186	13,422,088	731,693	13,809,935
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,543	18,534	605	12,060
Class B	—	—	3	49
Class C	—	—	13	255
Class I	9,186	110,235	3,448	68,724
	1,222,125	17,666,060	1,240,961	23,938,164
Shares redeemed:
Class A	(150,136)	(2,007,029)	(97,992)	(1,840,816)
Class B	(9,264)	(124,632)	(14,434)	(268,025)
Class C	(46,465)	(595,408)	(85,459)	(1,590,105)
Class I	(521,666)	(7,365,186)	(230,897)	(4,368,533)
	(727,531)	(10,092,255)	(428,782)	(8,067,479)
Net increase (decrease)	494,594	$7,573,805	812,179	$15,870,685

N/A	The Fund did not issue Class R3 Shares prior to August 4, 2008.

	Small/Mid-Cap Value
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	43,922	$489,460	255,380	$4,773,951
Class B	3,753	49,057	1,570	28,161
Class C	25,671	268,661	57,368	1,067,460
Class I	265,304	3,996,753	2,422,448	43,783,156
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	16	307
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	25,441	484,899
	338,650	4,803,931	2,762,223	50,137,934
Shares redeemed:
Class A	(164,189)	(2,413,897)	(96,825)	(1,753,199)
Class B	(1,726)	(21,525)	(12,500)	(241,750)
Class C	(8,352)	(87,380)	(38,545)	(697,943)
Class I	(2,318,019)	(25,210,715)	(1,922,973)	(36,676,567)
Class I – In-kind	—	—	(8,401,687)	(159,386,190)
	(2,492,286)	(27,733,517)	(10,472,530)	(198,755,649)
Net increase (decrease)	(2,153,636)	$(22,929,586)	(7,710,307)	$(148,617,715)

Notes to Financial Statements (Unaudited) (continued)

	Small-Cap Value
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	249,366	$4,495,335	577,225	$15,246,182
Class A – automatic conversion of Class B shares	57	1,086	351	9,483
Class B	1,266	14,957	552	13,672
Class C	2,638	34,686	18,299	460,704
Class I	1,021,016	14,985,391	1,226,386	31,123,643
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	57,204	1,420,922
Class B	—	—	383	9,334
Class C	—	—	6,980	170,236
Class I	—	—	116,381	2,908,937
	1,274,343	19,531,455	2,003,761	51,363,113
Shares redeemed:
Class A	(1,127,938)	(16,993,705)	(897,290)	(23,632,590)
Class B	(1,370)	(28,010)	(12,223)	(302,597)
Class B – automatic conversion to Class A shares	(58)	(1,086)	(356)	(9,483)
Class C	(110,049)	(1,910,036)	(182,726)	(4,593,365)
Class I	(1,382,123)	(20,943,580)	(1,098,297)	(27,520,055)
	(2,621,538)	(39,876,417)	(2,190,892)	(56,058,090)
Net increase (decrease)	(1,347,195)	$(20,344,962)	(187,131)	$(4,694,977)

	Value Opportunities
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,362,500	$101,307,675	7,943,088	$242,248,967
Class A – automatic conversion of Class B shares	934	22,452	1,176	35,598
Class B	24,436	580,162	70,171	2,120,260
Class C	806,041	18,827,056	1,258,098	38,073,818
Class R3	5,185	150,000	N/A	N/A
Class I	9,813,847	219,487,330	5,631,896	171,253,968
Shares issued to shareholders due to reinvestment of distributions:
Class A	580,046	10,690,798	435,293	13,267,584
Class B	10,220	185,195	8,806	264,607
Class C	156,484	2,835,490	140,306	4,216,004
Class R3	—	—	N/A	N/A
Class I	473,620	8,769,056	332,868	10,173,455
	16,233,313	362,855,214	15,821,702	481,654,261
Shares redeemed:
Class A	(4,296,869)	(93,861,297)	(3,605,597)	(109,855,588)
Class B	(33,317)	(714,507)	(16,825)	(513,442)
Class B – automatic conversion to Class A shares	(945)	(22,452)	(1,186)	(35,598)
Class C	(934,579)	(19,676,992)	(541,715)	(16,374,312)
Class R3	—	—	N/A	N/A
Class I	(5,152,149)	(102,708,880)	(1,526,242)	(47,083,527)
	(10,417,859)	(216,984,128)	(5,691,565)	(173,862,467)
Net increase (decrease)	5,815,454	$145,871,086	10,130,137	$307,791,794

N/A	The Fund did not issue Class R3 Shares prior to August 4, 2008.

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended December 31, 2008, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$181,092,749	$118,095,004	$10,829,317	$26,338,730	$46,696,727	$357,249,317
Sales and maturities	$207,861,688	225,338,342	3,278,227	46,115,841	57,240,284	232,349,001

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2008, the cost of investments was as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$344,282,536	$617,132,321	$31,905,947	$4,902,822	$121,178,197	$871,618,031

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2008, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Gross unrealized:
Appreciation	$16,525,775	$45,201,041	$552,903	$177,999	$4,929,164	$21,921,564
Depreciation	(75,977,511)	(255,295,655)	(9,030,080)	(1,314,593)	(43,750,727)	(267,778,899)
Net unrealized appreciation (depreciation) of investments	$(59,451,736)	$(210,094,614)	$(8,477,177)	$(1,136,594)	$(38,821,563)	$(245,857,335)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2008, the Funds’ last tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$3,610,339	$—	$80,189	$—	$—	$18,418,987
Undistributed net long-term capital gains	29,199,213	—	—	—	—	15,447,367

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$24,466,004	$17,918,255	$95,999	$488,463	4,860,282	17,424,118
Distributions from net long-term capital gains	62,244,184	31,305,510	—	—	674,086	18,162,304
Tax return of capital	—	3,562,719	—	—	56,623	—

*   Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2008, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Cap Value	Small/Mid-Cap Value	Small-Cap Value
Expiration: June 30, 2016	$16,839,859	$13,065,462	$2,490,066

$6,221,107 of Small/Mid Cap Value’s capital loss carryforward at June 30, 2008, the Fund’s last tax year end, is subject to an annual utilization limitation of $960,055 under the Internal Revenue Code and related regulations.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2007 through June 30, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Multi-Cap Value	Large-Cap Value	Value Opportunities
Post-October capital losses	$27,093,236	$415,691	$5,968,865

Notes to Financial Statements (Unaudited) (continued)

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6500%	.6500%	.7500%	.8000%	.8000%
For the next $125 million	.5375	.6375	.6375	.7375	.7875	.7875
For the next $250 million	.5250	.6250	.6250	.7250	.7750	.7750
For the next $500 million	.5125	.6125	.6125	.7125	.7625	.7625
For the next $1 billion	.5000	.6000	.6000	.7000	.7500	.7500
For net assets over $2 billion	.4750	.5750	.5750	.6750	.7250	.7250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Nuveen HydePark Group LLC (“HydePark”), Symphony Asset Management LLC (“Symphony”), Institutional Capital LLC (“ICAP”), Investment Management Company, LLC (“NWQ”) and Tradewinds Global Investors, LLC (“Tradewinds”), (collectively “Sub-Advisers”). HydePark, Symphony and ICAP manage Multi-Manager Large-Cap Value’s investment portfolio. NWQ manages Multi-Cap Value’s, Large-Cap Value’s, Small/Mid-Cap Value’s and Small Cap Value’s investment portfolios Tradewinds manages Value Opportunities investment portfolio. HydePark, Symphony, NWQ and Tradewinds are each subsidiaries of Nuveen. The Sub-Advisers are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the following Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of shares in the amounts and for the time periods stated in the table below.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2010	1.20%
NWQ Large-Cap Value	1.10	October 31, 2010	1.35
NWQ Small/Mid-Cap Value	1.20	October 31, 2010	1.45
NWQ Small-Cap Value	1.25	October 31, 2009	1.50
Tradewinds Value Opportunities	1.25	October 31, 2009	1.50

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected	$21,467	$34,271	$5,136	$3,686	$2,321	$276,642
Paid to financial intermediaries	18,817	30,050	4,557	3,216	2,006	251,875

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances	$7,586	$22,608	$4,526	$788	$127	$215,620

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained	$33,302	$149,281	$6,872	$2,102	$2,502	$161,623

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2008, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained	$7,717	$125,501	$611	$174	$1,985	$72,021

At December 31, 2008, Nuveen owned 12,500 shares of each class of Large-Cap Value. The Adviser owned 125 shares of each class of Small-Cap Value.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MULTI-MANAGER LARGE-CAP VALUE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (8/96)
2009(e)	$22.53	$.18	$(6.74)	$(6.56)	$(.19)	$(1.58)	$(1.77)	$14.20	(29.10)%	$249,167	1.22	%*	1.73	%*	1.10	%*	1.85	%*	1.10	%*	1.85	%*	49%
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53	(10.74)	389,240	1.24		1.20		1.24		1.20		1.24		1.20		131
2007	27.23	.35	5.33	5.68	(.26)	(2.60)	(2.86)	30.05	21.71	491,489	1.25		1.22		1.25		1.22		1.25		1.22		75
2006	25.58	.22	3.26	3.48	(.23)	(1.60)	(1.83)	27.23	13.97	440,403	1.28		.83		1.28		.83		1.28		.83		81
2005	23.41	.32	2.13	2.45	(.28)	—	(.28)	25.58	10.51	416,407	1.31		1.31		1.31		1.31		1.31		1.31		81
2004	19.93	.12	3.44	3.56	(.08)	—	(.08)	23.41	17.90	434,121	1.36		.56		1.36		.56		1.36		.56		85
Class B (8/96)
2009(e)	21.90	.10	(6.53)	(6.43)	(.03)	(1.58)	(1.61)	13.86	(29.36)	4,802	1.96	*	.97	*	1.83	*	1.10	*	1.83	*	1.10	*	49
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90	(11.39)	8,891	1.99		.43		1.99		.43		1.99		.43		131
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32	20.77	18,491	2.00		.44		2.00		.44		2.00		.44		75
2006	25.06	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.64	13.13	26,995	2.03		.08		2.03		.08		2.03		.08		81
2005	22.95	.14	2.08	2.22	(.11)	—	(.11)	25.06	9.66	45,224	2.06		.57		2.06		.57		2.06		.57		81
2004	19.62	(.04)	3.37	3.33	—	—	—	22.95	16.97	56,486	2.11		(.18)		2.11		(.18)		2.11		(.18)		85
Class C (8/96)
2009(e)	21.86	.10	(6.52)	(6.42)	(.03)	(1.58)	(1.61)	13.83	(29.37)	15,751	1.97	*	.98	*	1.85	*	1.10	*	1.85	*	1.10	*	49
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86	(11.41)	25,007	1.99		.45		1.99		.45		1.99		.45		131
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27	20.80	31,219	2.00		.47		2.00		.47		2.00		.47		75
2006	25.02	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.60	13.15	28,692	2.03		.08		2.03		.08		2.03		.08		81
2005	22.92	.14	2.07	2.21	(.11)	—	(.11)	25.02	9.63	30,691	2.06		.57		2.06		.57		2.06		.57		81
2004	19.58	(.04)	3.38	3.34	—	—	—	22.92	17.06	43,607	2.11		(.18)		2.11		(.18)		2.11		(.18)		85
Class R3 (8/08)
2009(g)	22.05	.13	(6.16)	(6.03)	(.14)	(1.58)	(1.72)	14.30	(27.34)	97	1.48	*	1.69	*	1.44	*	1.73	*	1.44	*	1.73	*	49
Class I (8/96)(f)
2009(e)	22.64	.20	(6.78)	(6.58)	(.24)	(1.58)	(1.82)	14.24	(29.03)	16,094.97		*	1.97	*	.84	*	2.10	*	.84	*	2.10	*	49
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64	(10.52)	23,684.99			1.45		.99		1.45		.99		1.45		131
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18	22.03	31,878	1.00		1.48		1.00		1.48		1.00		1.48		75
2006	25.67	.29	3.27	3.56	(.30)	(1.60)	(1.90)	27.33	14.24	25,720	1.03		1.08		1.03		1.08		1.03		1.08		81
2005	23.49	.38	2.14	2.52	(.34)	—	(.34)	25.67	10.77	22,350	1.06		1.56		1.06		1.56		1.06		1.56		81
2004	19.99	.18	3.45	3.63	(.13)	—	(.13)	23.49	18.20	20,533	1.11		.83		1.11		.83		1.11		.83		85

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions						Ratios/Supplemental Data
MULTI-CAP VALUE												Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/02)
2009(e)	$18.54	$.02	$(7.26)	$(7.24)	$—	$—	$—	$—	$11.30	(39.08)%	$96,415	1.46	%*	.32%*	1.46	%*	.32%*	1.46	%*	.32%*	21%
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54	(25.65)	293,777	1.33		.17	1.33		.17	1.33		.17	25
2007	23.81	.18	3.43	3.61	(.13)	(1.14)	—	(1.27)	26.15	15.51	634,123	1.24		.71	1.24		.71	1.24		.71	19
2006	20.60	.15	3.42	3.57	(.06)	(.30)	—	(.36)	23.81	17.45	409,788	1.33		.65	1.33		.65	1.33		.65	9
2005	18.56	.11	2.15	2.26	(.05)	(.17)	—	(.22)	20.60	12.20	179,548	1.36		.54	1.36		.54	1.36		.54	14
2004	14.60	.04	4.38	4.42	(.02)	(.44)	—	(.46)	18.56	30.75	58,279	1.48		.20	1.48		.20	1.48		.20	21
Class B (12/02)
2009(e)	18.10	(.03)	(7.08)	(7.11)	—	—	—	—	10.99	(39.32)	17,912	2.23	*	(.39 )*	2.23	*	(.39 )*	2.23	*	(.39 )*	21
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10	(26.20)	36,024	2.08		(.59)	2.08		(.59)	2.08		(.59)	25
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64	14.65	75,067	2.00		(.04)	2.00		(.04)	2.00		(.04)	19
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42	16.57	58,423	2.08		(.10)	2.08		(.10)	2.08		(.10)	9
2005	18.45	(.04)	2.13	2.09	—	(.17)	—	(.17)	20.37	11.35	33,216	2.10		(.20)	2.10		(.20)	2.10		(.20)	14
2004	14.61	(.09)	4.37	4.28	—	(.44)	—	(.44)	18.45	29.76	9,322	2.23		(.53)	2.23		(.53)	2.23		(.53)	21
Class C (12/02)
2009(e)	18.10	(.03)	(7.08)	(7.11)	—	—	—	—	10.99	(39.32)	87,413	2.23	*	(.39 )*	2.23	*	(.39 )*	2.23	*	(.39 )*	21
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10	(26.20)	189,475	2.08		(.58)	2.08		(.58)	2.08		(.58)	25
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64	14.64	441,048	1.99		(.04)	1.99		(.04)	1.99		(.04)	19
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42	16.57	308,339	2.08		(.10)	2.08		(.10)	2.08		(.10)	9
2005	18.45	(.04)	2.13	2.09	—	(.17)	—	(.17)	20.37	11.35	128,758	2.11		(.21)	2.11		(.21)	2.10		(.21)	14
2004	14.62	(.09)	4.36	4.27	—	(.44)	—	(.44)	18.45	29.67	30,085	2.23		(.53)	2.23		(.53)	2.23		(.53)	21
Class R3 (8/08)
2009(g)	17.60	.02	(6.36)	(6.34)	—	—	—	—	11.26	(36.02)	96	1.77	*	.32 *	1.77	*	.32 *	1.77	*	.32 *	21
Class I (11/97)(f)
2009(e)	18.50	.05	(7.27)	(7.22)	—	—	—	—	11.28	(39.03)	203,752	1.24	*	.66 *	1.24	*	.66 *	1.24	*	.66 *	21
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50	(25.47)	274,886	1.09		.39	1.09		.39	1.09		.39	25
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	—	(1.33)	26.09	15.77	350,370.99			.96	.99		.96	.99		.96	19
2006	20.55	.20	3.42	3.62	(.11)	(.30)	—	(.41)	23.76	17.77	212,033	1.09		.90	1.09		.90	1.09		.90	9
2005	18.52	.15	2.15	2.30	(.10)	(.17)	—	(.27)	20.55	12.43	82,413	1.10		.78	1.10		.78	1.10		.78	14
2004	14.57	.06	4.38	4.44	(.05)	(.44)	—	(.49)	18.52	31.02	46,546	1.24		.39	1.24		.39	1.24		.39	21

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2008.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations				Less Distributions						Ratios/Supplemental Data
LARGE-CAP VALUE													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2009(e)	$17.41	$.07		$(5.23)	$(5.16)	$(.07)	$—		$(.07)	$12.18	(29.64)%	$4,225	1.63	%*	.65	%*	1.34	%*	.94	%*	1.34	%*	.94	%*	15%
2008	21.38	.15		(4.04)	(3.89)	(.08)	—	**	(.08)	17.41	(18.24)	5,080	1.66		.45		1.33		.77		1.33		.78		13
2007(f)	20.00	.12		1.26	1.38	—	—		—	21.38	6.90	2,358	3.12	*	(.84	)*	1.33	*	.95	*	1.26	*	1.02	*	—
Class B (12/06)
2009(e)	17.28	.01		(5.18)	(5.17)	—	—		—	12.11	(29.96)	583	2.37	*	(.11	)*	2.10	*	.16	*	2.10	*	.16	*	15
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28	(18.82)	835	2.43		(.34)		2.08		—	***	2.08		.01		13
2007(f)	20.00	—	**	1.30	1.30	—	—		—	21.30	6.50	281	4.68	*	(2.66	)*	2.08	*	(.06	)*	2.01	*	.01	*	—
Class C (12/06)
2009(e)	17.28	.01		(5.18)	(5.17)	—	—		—	12.11	(29.96)	2,454	2.41	*	(.13	)*	2.10	*	.18	*	2.10	*	.18	*	15
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28	(18.82)	2,484	2.42		(.33)		2.08		—	***	2.08		—	***	13
2007(f)	20.00	.02		1.28	1.30	—	—		—	21.30	6.50	1,117	3.83	*	(1.62	)*	2.08	*	.13	*	2.01	*	.20	*	—
Class I (12/06)(g)
2009(e)	17.43	.09		(5.25)	(5.16)	(.11)	—		(.11)	12.16	(29.53)	15,602	1.38	*	.95	*	1.09	*	1.24	*	1.09	*	1.24	*	15
2008	21.41	.20		(4.05)	(3.85)	(.13)	—	**	(.13)	17.43	(18.05)	15,719	1.40		.71		1.08		1.02		1.08		1.02		13
2007(f)	20.00	.15		1.26	1.41	—	—		—	21.41	7.05	8,513	2.65	*	(.32	)*	1.08	*	1.25	*	1.01	*	1.32	*	—

*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2008.
(f)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions								Ratios/Supplemental Data
SMALL/MID-CAP VALUE														Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains	Total		Ending Net Asset Value	Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2009(e)	$17.12	$.02	$(6.66)	$(6.64)	$—		$—	$—		$10.48	(38.68)%		$939	2.81	%*	(1.13	)%*	1.45	%*	.24	%*	1.45	%*	.24	%*	113%
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12	(20.02	)***	3,595	1.65		(.70)		1.43		(.49)		1.43		(.48)		84
2007(f)	20.00	.15	1.22	1.37	—		—	—		21.37	6.85		1,098	2.54	*	.23	*	1.43	*	1.34	*	1.41	*	1.36	*	1
Class B (12/06)
2009(e)	16.90	— **	(6.61)	(6.61)	—		—	—		10.29	(39.11)		43	4.46	*	(2.26	)*	2.19	*	.01	*	2.19	*	.01	*	113
2008	21.29	(.22)	(4.17)	(4.39)	—		—	—		16.90	(20.62	)***	36	2.12		(1.17)		2.12		(1.17)		2.11		(1.16)		84
2007(f)	20.00	.02	1.27	1.29	—		—	—		21.29	6.45		279	4.09	*	(1.70	)*	2.19	*	.20	*	2.17	*	.22	*	1
Class C (12/06)
2009(e)	16.92	(.01)	(6.61)	(6.62)	—		—	—		10.30	(39.19)		844	4.22	*	(2.16	)*	2.20	*	(.14	)*	2.20	*	(.14	)*	113
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92	(20.63	)***	1,093	2.39		(1.40)		2.18		(1.20)		2.18		(1.19)		84
2007(f)	20.00	.05	1.23	1.28	—		—	—		21.28	6.40		974	3.22	*	(.65	)*	2.18	*	.39	*	2.16	*	.41	*	1
Class I (12/06)(g)
2009(e)	17.11	(.01)	(6.72)	(6.73)	—		—	—		10.38	(39.37)		2,089	1.24	*	(.12	)*	1.19	*	(.07	)*	1.19	*	(.07	)*	113
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11	(19.82	)***	38,574	1.16		(.20)		1.16		(.20)		1.15		(.19)		84
2007(f)	20.00	.49	.92	1.41	—		—	—		21.41	7.05		216,872	1.49	*	3.93	*	1.16	*	4.25	*	1.15	*	4.27	*	1

*	Annualized.
**	Rounds to less than $.01 per share.
***	As discussed in Footnote 1 – In-Kind-Redemptions, during the fiscal year ended June 30, 2008, the Adviser reimbursed the Fund $89,561. This reimbursement resulted in an increase of .23%, ..28%, .19% and .14% to classes A, B, C and I, respectively.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2008.
(f)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
SMALL-CAP VALUE													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital		Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
2009(e)	$23.29	$.03	$(9.61)	$(9.58)	$—	$—	$—		$—	$13.71	(41.13)%	$19,903	1.41	%*	.31	%*	1.41	%*	.31	%*	1.41	%*	.31	%*	37%
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29	(20.41)	54,264	1.47		(0.16)		1.47		(0.16)		1.47		(.16)		48
2007	26.10	.13	4.05	4.18	(.04)	(.12)	—		(.16)	30.12	16.09	78,081	1.50		.44		1.49		.46		1.49		.46		24
2006	20.84	.13	5.48	5.61	(.08)	(.27)	—		(.35)	26.10	27.08 ***	33,907	1.95		(.02)		1.42		.51		1.40		.53		26
2005(f)	20.00	.05	.79	.84	—	—	—		—	20.84	4.20	3	2.85	*	(.96	)*	1.49	*	.40	*	1.42	*	.47	*	22
Class B (12/04)
2009(e)	22.80	(.04)	(9.39)	(9.43)	—	—	—		—	13.37	(41.33)	217	2.16	*	(.39	)*	2.16	*	(.39	)*	2.16	*	(.39	)*	37
2008	29.69	(.23)	(5.97)	(6.20)	—	(.69)	—		(.69)	22.80	(21.02)	374	2.22		(.89)		2.22		(.89)		2.22		(.89)		48
2007	25.89	(.08)	4.00	3.92	—	(.12)	—		(.12)	29.69	15.15	833	2.25		(.31)		2.24		(.30)		2.24		(.30)		24
2006	20.76	(.07)	5.47	5.40	—	(.27)	—		(.27)	25.89	26.17 ***	370	2.75		(.91)		2.16		(.33)		2.14		(.31)		26
2005(f)	20.00	(.03)	.79	.76	—	—	—		—	20.76	3.80	3	3.60	*	(1.70	)*	2.24	*	(.35	)*	2.17	*	(.28	)*	22
Class C (12/04)
2009(e)	22.83	(.04)	(9.40)	(9.44)	—	—	—		—	13.39	(41.32)	4,242	2.16	*	(.45	)*	2.16	*	(.45	)*	2.16	*	(.45	)*	37
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83	(21.03)	9,682	2.22		(.91)		2.22		(.91)		2.22		(.91)		48
2007	25.91	(.08)	4.02	3.94	—	(.12)	—		(.12)	29.73	15.26	17,290	2.25		(.31)		2.24		(.30)		2.24		(.30)		24
2006	20.76	(.07)	5.49	5.42	—	(.27)	—		(.27)	25.91	26.22 ***	7,244	2.73		(.86)		2.17		(.30)		2.15		(.28)		26
2005(f)	20.00	(.03)	.79	.76	—	—	—		—	20.76	3.80	3	3.60	*	(1.70	)*	2.24	*	(.35	)*	2.17	*	(.28	)*	22
Class I (12/04)(g)
2009(e)	23.34	.06	(9.64)	(9.58)	—	—	—		—	13.76	(41.09)	58,739	1.16	*	.60	*	1.16	*	.60	*	1.16	*	.60	*	37
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34	(20.22)	108,064	1.22		.08		1.22		.08		1.22		.08		48
2007	26.15	.23	4.03	4.26	(.11)	(.12)	—		(.23)	30.18	16.41	132,385	1.22		.81		1.22		.81		1.22		.81		24
2006	20.87	.16	5.52	5.68	(.13)	(.27)	—		(.40)	26.15	27.41 ***	13,137	1.73		.07		1.17		.63		1.15		.65		26
2005(f)	20.00	.08	.79	.87	—	—	—		—	20.87	4.35	2,079	2.61	*	(.72	)*	1.25	*	.64	*	1.17	*	.72	*	22

*	Annualized.
**	Rounds to less than $.01 per share.
***	During the fiscal year ended June 30, 2006, NWQ reimbursed Small-Cap Value $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund’s Class A total return, but resulted in an increase of .05% in each of the total returns for Class B, C and I.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2008.
(f)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
VALUE OPPORTUNITIES											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
2009(e)	$29.60	$.10	$(8.91)	$(8.81)	$(.05)	$(1.05)	$(1.10)	$19.69	(29.51)%	$257,631	1.43	%*	.86	%*	1.43	%*	.86	%*	1.43	%*	.86	%*	37%
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60	(2.65)	368,093	1.42		.63		1.42		.63		1.41		.64		48
2007	26.90	.30	5.83	6.13	(.29)	(.26)	(.55)	32.48	22.98	248,827	1.39		.99		1.39		.99		1.39		.99		23
2006	21.07	.28	5.88	6.16	(.07)	(.26)	(.33)	26.90	29.45	73,389	1.63		.94		1.49		1.09		1.48		1.09		29
2005(f)	20.00	.08	.99	1.07	—	—	—	21.07	5.35	3	3.12	*	(1.10	)*	1.51	*	.52	*	1.30	*	.73	*	45
Class B (12/04)
2009(e)	29.29	.01	(8.80)	(8.79)	—	(1.05)	(1.05)	19.45	(29.74)	4,533	2.18	*	.10	*	2.18	*	.10	*	2.18	*	.10	*	37
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29	(3.39)	6,816	2.17		(.11)		2.17		(.11)		2.16		(.10)		48
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15	22.04	5,521	2.14		.24		2.14		.24		2.14		.24		23
2006	20.98	.09	5.85	5.94	—	(.26)	(.26)	26.66	28.49	1,041	2.40		.16		2.24		.33		2.23		.34		29
2005(f)	20.00	—	.98	.98	—	—	—	20.98	4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45
Class C (12/04)
2009(e)	29.29	.01	(8.80)	(8.79)	—	(1.05)	(1.05)	19.45	(29.74)	77,856	2.18	*	.11	*	2.18	*	.11	*	2.18	*	.11	*	37
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29	(3.39)	116,463	2.17		(.10)		2.17		(.10)		2.16		(.10)		48
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16	22.04	100,295	2.14		.24		2.14		.24		2.14		.24		23
2006	20.98	.08	5.86	5.94	—	(.26)	(.26)	26.66	28.49	22,102	2.40		.15		2.24		.31		2.23		.32		29
2005(f)	20.00	—	.98	.98	—	—	—	20.98	4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45
Class R3 (8/08)
2009(h)	28.93	.07	(8.19)	(8.12)	—	(1.05)	(1.05)	19.76	(27.80)	102	1.72	*	.80	*	1.72	*	.80	*	1.72	*	.80	*	37
Class I (12/04)(g)
2009(e)	29.66	.14	(8.95)	(8.81)	(.11)	(1.05)	(1.16)	19.69	(29.42)	286,104	1.20	*	1.19	*	1.20	*	1.19	*	1.20	*	1.19	*	37
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66	(2.39)	278,649	1.17		.89		1.17		.89		1.17		.89		48
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54	23.30	161,284	1.14		1.28		1.14		1.28		1.14		1.28		23
2006	21.09	.31	5.93	6.24	(.12)	(.26)	(.38)	26.95	29.80	37,393	1.48		.98		1.24		1.22		1.23		1.23		29
2005(f)	20.00	.11	.98	1.09	—	—	—	21.09	5.45	2,102	2.86	*	(.84	)*	1.24	*	.77	*	1.05	*	.97	*	45

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended December 31, 2008.
(f)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period August 4, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to financial statements.

Notes

Notes

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Collateralized Debt Obligations (CDOs): Collateralized debt obligations are a type of asset-backed security constructed from a portfolio of fixed-income assets. CDOs usually are divided into different tranches having different ratings and paying different interest rages. Losses, if any, are applied in reverse order of seniority and so junior tranches generally offer higher coupons to compensate for added default risk.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen Hyde Park Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90067

Symphony Asset Management

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-NWQ-1208D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report December 31, 2008	For investors seeking attractive long-term total return.

Nuveen Investments

Asset Allocation Funds

Nuveen Growth Allocation Fund

Nuveen Moderate Allocation Fund

Nuveen Conservative Allocation Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long term investment goals provide the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Fund Name and Management Changes

Effective July 7, 2008, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Nuveen Balanced Municipal and Stock Fund’s sub-adviser and primary investment objective were changed. Nuveen Investment Solutions, Inc. (formerly Richards & Tierney, Inc.) was appointed as the Fund’s sub-adviser and the new investment objective is to provide attractive long-term total return with a conservative risk profile. The Fund became a “fund of funds” that invests principally in shares of other registered investment companies, including open-end mutual funds and exchange traded funds (the Underlying Funds). The Fund will invest principally in Underlying Funds within the Nuveen family of funds. The Fund also changed its name from Nuveen Balanced Municipal and Stock Fund to Nuveen Conservative Allocation Fund.

Effective August 1, 2008, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, both the Nuveen Balanced Stock and Bond Fund and Nuveen Global Value Fund’s sub-adviser and primary investment objective were changed. Nuveen Investment Solutions, Inc. (formerly Richards & Tierney, Inc.) was appointed as the Funds’ sub-adviser and the new investment objective for the Nuveen Balanced Stock and Bond Fund is to provide attractive long term total return with a moderate risk profile and the new investment objective for the Nuveen Global Value Fund is to provide attractive long-term total return with a growth risk profile. The Funds became “funds of funds” that invest principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the Underlying Funds). The Funds will invest principally in Underlying Funds within the Nuveen family of funds. The Funds also changed their name from Nuveen Balanced Stock and Bond Fund to Nuveen Moderate Allocation Fund and Nuveen Global Value Fund to Nuveen Growth Allocation Fund.

On October 15, 2008, Richards & Tierney, Inc. changed its name to Nuveen Investment Solutions, Inc. There were no changes made to the Fund’s portfolio management personnel, investment objectives, policies or day-to-day portfolio management practices.

Portfolio Managers’ Comments

The Nuveen Growth Allocation, Nuveen Moderate Allocation and Nuveen Conservative Allocation Funds feature portfolio management by Nuveen Investment Solutions, Inc. The Funds are co-managed by Thomas Richards, CFA, Senior Managing Director of NIS and James Colon, CFA, Vice President of NIS. We recently asked Tom to discuss the key portfolio management strategies and the performance of these three Funds for the six-month reporting period ended December 31, 2008.

How did the Funds perform during the six-month period ended December 31, 2008?

The table on page three provides performance information for the three Funds (Class A shares at net asset value) for the six-month, one-year, five-year, ten-year and since inception periods ended December 31, 2008. The table also compares each Fund’s performance to the appropriate benchmark. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

All of these Funds are managed using the same strategic approach. This involves seeking to: (1) identify a universe of investable asset classes with different risks, returns and relationships,

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Returns prior to August 1, 2008, for Nuveen Growth Allocation and Nuveen Moderate Allocation Funds and July 7, 2008, for Nuveen Conservative Allocation Fund, are not indicative of the performance that the Funds, as currently managed, would have generated.

Class A Shares

Average Annual Total Returns as of 12/31/08

	Cumulative 6-Month	1-Year	5-Year	10-Year	Since Inception[1]
Nuveen Growth Allocation Fund
A Shares at NAV	-26.28%	-31.77%	NA	NA	-0.94%
A Shares at Offer	-30.52%	-35.69%	NA	NA	-2.38%
Lipper Global Multi-Cap Core Funds Index[2]	-29.55%	-36.70%	NA	NA	-1.71%
Growth Allocation Composite[3]	-21.54%	-28.44%	NA	NA	-4.22%

Nuveen Moderate Allocation Fund
A Shares at NAV	-19.54%	-25.75%	0.42%	2.18%	4.77%
A Shares at Offer	-24.16%	-30.03%	-0.76%	1.58%	4.28%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[4]	-22.71%	-27.38%	-0.39%	1.38%	4.40%
Moderate Allocation Composite[5]	-15.63%	-20.97%	0.85%	-0.02%	4.87%

Nuveen Conservative Allocation Fund
A Shares at NAV	-13.98%	-19.39%	0.69%	1.37%	3.62%
A Shares at Offer	-18.92%	-24.02%	-0.49%	0.77%	3.13%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[6]	-14.84%	-16.20%	0.90%	2.38%	4.47%
Conservative Allocation Composite[7]	-9.43%	-12.91%	2.14%	1.05%	5.20%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The since inception dates for the Funds are 12/09/04 for the Nuveen Growth Allocation Fund, and 8/07/96 for the Nuveen Moderate Allocation and Nuveen Conservative Allocation Funds.

2	The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Global Multi-Cap Core Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Growth Allocation Composite is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The since inception data for the Composite were calculated as of 1/01/05, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

4	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Moderate Allocation Composite is an index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The since inception data for the Composite were calculated as of 9/01/96, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

6	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Conservative Allocation Composite is an index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The since inception data for the Composite were calculated as of 9/01/96, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

Semi-Annual Report    Page 3

(2) determine an allocation policy among these asset classes with the highest expected return consistent with a targeted level of investment risk, (3) utilize liquid, transparent, and value-added investment funds within the asset classes, (4) structure these funds to produce value-added performance consistent with the Funds’ active management risk budget, and (5) monitor, refine and revise all the investment inputs that go into each Fund’s portfolio building process.

How did these strategies influence performance?

Nuveen Growth Allocation Fund

Class A shares at net asset value for the Nuveen Growth Allocation Fund outperformed the Lipper Global Multi-Cap Core Funds Index and underperformed the Growth Allocation Composite during the six-month reporting period.

NIS assumed management of the Nuveen Growth Allocation Fund on August 1, 2008, and transitioned the portfolio during the month of August. Subsequently, beginning September 1, 2008, we implemented an investment management information and risk control process that provides ongoing feedback, with respect to the risk factors affecting the performance of the Fund. Most of the following commentary covers the last four months of 2008.

The Growth Allocation Fund’s policy allocation as of December 31, 2008, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	25.00%
International Equity	28.00%
Global Resources	3.00%
US Public Real Estate	11.00%
Domestic Fixed Income	12.00%
Domestic High Yield	4.00%
TIPS	12.00%
Short Duration & Cash	5.00%
100.00%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. From September 1, 2008, though December 31, 2008, our investment policy/capital markets allocations produced a return of -23.70%. Most of the asset classes in which the Fund invested experienced negative returns during the period, reflecting the generally poor environment for most longer-term investments.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the domestic equity asset class and various exchange traded funds in international equity class. The return impact from investment style risk was negligible during the last four months of the year.

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. Over the last four months of the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager allocations within the International Equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of outperformance.

Allocation tactics involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets and cash flows in and out of the Fund. During the last four months of the year the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

Semi-Annual Report    Page 4

Although the last four months of 2008 proved to be difficult, the value-added performance of the managers selected by the Fund helped offset some of the negative impact of the markets. The Fund continues to be broadly diversified in this challenging economic and market environment.

Nuveen Moderate Allocation Fund

Class A shares at net asset value for the Nuveen Moderate Allocation Fund outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index and underperformed the Moderate Allocation Composite during the six-month reporting period.

NIS assumed management of the Fund on August 1, 2008, and transitioned the portfolio during the month of August. Subsequently, beginning on September 1, 2008, we implemented an investment management information and risk control process that provides ongoing feedback with respect to the risk factors affecting the performance of the Fund. Most of the following commentary covers the last four months of 2008.

The Moderate Allocation Fund’s policy allocation as of December 31, 2008, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	22.00%
International Equity	22.00%
Global Resources	3.00%
US Public Real Estate	8.00%
Domestic Fixed Income	19.00%
Domestic High Yield	4.00%
TIPS	17.00%
Short Duration & Cash	5.00%
100.00%

As referenced above, NIS monitors and manages the risk factors that impact the Fund’s performance. The risk factors are (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. From September 1, 2008 to December 31, 2008, our investment policy/capital markets allocations produced a return of -19.94%. Most of the asset classes in which the Fund invested experienced negative returns during the four-month period.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the domestic equity asset class and various exchange traded funds in international equity class. The return impact from investment style risk was negligible during the last four months of the year.

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. Over the last four months of the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager allocations within the International Equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of outperformance.

Allocation tactics involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets and cash flows in and out of the Fund. During the last four months of the year the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

Although the last four months of 2008 proved to be difficult, the value-added performance of the managers selected by the Fund helped offset some of the negative impact of the markets. The Fund continues to be broadly diversified in this challenging economic and market environment.

Semi-Annual Report    Page 5

Nuveen Conservative Allocation Fund

Class A shares at net asset value for the Fund outperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Index and underperformed the Conservative Allocation Composite during the six-month reporting period.

NIS assumed management of the Nuveen Conservative Allocation Fund on July 7, 2008 and transitioned the portfolio during the months of July and August. Subsequently, beginning September 1, 2008, we implemented an investment management information and risk control process that provides ongoing feedback, with respect to the risk factors affecting the performance of the Fund. Most of the following commentary covers the last four months of 2008.

The Conservative Allocation Fund’s policy allocation as of December 31, 2008, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	16.00%
International Equity	14.00%
Global Resources	3.00%
US Public Real Estate	6.00%
Domestic Fixed Income	37.00%
Domestic High Yield	5.00%
TIPS	14.00%
Short Duration & Cash	5.00%
100.00%

As referenced above, NIS monitors and manages the risk factors that impact the Fund’s performance. The risk factors are (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. From September 1, 2008 to December 31, 2008, our investment policy/capital markets allocations produced a return of -14.15%. Most of the asset classes in which the Fund invests experienced negative returns during the four-month period.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the domestic equity asset class and various exchange traded funds in international equity class. The return impact from investment style risk was negligible during the last four months of the year.

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. Over the last four months of the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager allocations within the International Equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of outperformance.

Allocation tactics involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets and cash flows in and out of the Fund. During the last four months of the year the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

Although the last four months of 2008 proved to be difficult, the value-added performance of the managers selected by the Fund helped offset some of the negative impact of the markets. The Fund continues to be broadly diversified in this challenging economic and market environment.

Semi-Annual Report    Page 6

Fund Spotlight as of 12/31/08 Nuveen Growth Allocation Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NGOAX	NGVBX	NGVCX	NGATX	NGVRX
NAV	$16.10	$15.91	$15.92	$16.18	$16.10
Latest Capital Gain Distribution[2]	$0.8140	$0.8140	$0.8140	$0.8140	$0.8140
Latest Ordinary Income Distribution[3]	$0.3791	$0.3231	$0.3231	$0.3244	$0.4341
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-31.77%	-35.69%
Since Inception	-0.94%	-2.38%

B Shares	w/o CDSC	w/CDSC
1-Year	-32.29%	-34.81%
Since Inception	-1.69%	-2.10%

C Shares	NAV
1-Year	-32.31%
Since Inception	-1.67%

R3 Shares	NAV
1-Year	-31.92%
Since Inception	-1.19%

I Shares	NAV
1-Year	-31.61%
Since Inception	-0.69%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$8,856
Number of Holdings	16

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.58%	1.36%	10/31/08
Class B	2.33%	2.11%	10/31/08
Class C	2.33%	2.11%	10/31/08
Class R3	1.83%	1.61%	10/31/08
Class I	1.33%	1.11%	10/31/08

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Absent the fee waivers and expense reimbursements, the Net Expense Ratios would have been higher and total returns would have been lower. These expense ratios will vary from the expense ratios included in the Financial Highlights in this report, as they reflect expenses incurred over different time periods.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

4	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 7

Fund Spotlight as of 12/31/08 Nuveen Growth Allocation Fund

Description	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	4.4%
Nuveen Rittenhouse Growth Fund (Class I)	1.8%
Nuveen Santa Barbara Growth Fund (Class I)	2.1%
Nuveen Symphony Large-Cap Growth Fund (Class I)	5.8%
Nuveen Tradewinds Global Resources Fund (Class I)	2.7%
Nuveen Tradewinds International Value Fund (Class I)	10.3%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.8%
Nuveen U.S. Equity Completeness Fund	7.6%
Total Affiliated Equity Funds	38.5%
iShares Dow Jones U.S. Real Estate Index Fund	11.3%
iShares MSCI EAFE Growth Index Fund	10.1%
iShares MSCI Emerging Markets Index Fund	6.7%
Total Non-Affiliated Equity Funds	28.1%
Total Equity Funds	66.6%
Nuveen High Yield Bond Fund (Class I)	4.0%
Nuveen Multi-Strategy Income Fund (Class I)	11.1%
Nuveen Short Duration Bond Fund (Class I)	2.0%
Total Affiliated Fixed Income Funds	17.1%
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	11.1%
Total Non-Affiliated Fixed Income Funds	11.1%
Total Fixed Income Funds	28.2%
Total Short-Term Investments	5.2%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 12/31/2008
Nuveen NWQ Large-Cap Value Fund (Class I)	-38.19%
Nuveen Rittenhouse Growth Fund (Class I)	-35.02%
Nuveen Santa Barbara Growth Fund (Class I)	-31.21%
Nuveen Symphony Large-Cap Growth Fund (Class I)	-37.18%
Nuveen Tradewinds Global Resources Fund (Class I)	-43.70%
Nuveen Tradewinds International Value Fund (Class I)	-29.16%
Nuveen Tradewinds Value Opportunities Fund (Class I)	-31.85%
Nuveen U.S. Equity Completeness Fund	-30.06%	*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	-40.02%
iShares MSCI EAFE Growth Index Fund	-42.42%
iShares MSCI Emerging Markets Index Fund	-50.01%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	-24.73%
Nuveen Multi-Strategy Income Fund (Class I)	4.32%
Nuveen Short Duration Bond Fund (Class I)	2.10%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	-2.53%

1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

*	Since inception cumulative return for the period July 1, 2008 (commencement of operations) through December 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 150 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$737.20	$734.20	$734.30	$768.20	$738.00	$1,020.77	$1,017.04	$1,016.99	$1,016.85	$1,022.13
Expenses Incurred During Period	$3.85	$7.08	$7.13	$3.27	$2.67	$4.48	$8.24	$8.29	$3.73	$3.11

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 0.88%, 1.62%, 1.63% and 0.61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by 150/365 (to reflect the 150 days in the period since the class commenced operations).

Semi-Annual Report    Page 8

Fund Spotlight as of 12/31/08 Nuveen Moderate Allocation Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
NAV	$17.14	$17.22	$17.24	$17.17	$17.11
Latest Capital Gain Distribution[2]	$0.4613	$0.4613	$0.4613	$0.4613	$0.4613
Latest Ordinary Income Distribution[3]	$0.3440	$0.1968	$0.1970	$0.2976	$0.3932
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-25.75%	-30.03%
5-Year	0.42%	-0.76%
10-Year	2.18%	1.58%

B Shares	w/o CDSC	w/CDSC
1-Year	-26.32%	-29.13%
5-Year	-0.33%	-0.47%
10-Year	1.58%	1.58%

C Shares	NAV
1-Year	-26.30%
5-Year	-0.32%
10-Year	1.43%

R3 Shares	NAV
1-Year	-25.95%
5-Year	0.16%
10-Year	1.93%

I Shares	NAV
1-Year	-25.58%
5-Year	0.67%
10-Year	2.44%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$36,406
Number of Holdings	16

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.29%	1.19%	10/31/08
Class B	2.04%	1.94%	10/31/08
Class C	2.04%	1.94%	10/31/08
Class R3	1.54%	1.44%	10/31/08
Class I	1.04%	0.94%	10/31/08

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Absent the fee waivers and expense reimbursements, the Net Expense Ratios would have been higher and total returns would have been lower. These expense ratios will vary from the expense ratios included in the Financial Highlights in this report, as they reflect expenses incurred over different time periods.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Paid December 31, 2008.

4	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 9

Fund Spotlight as of 12/31/08 Nuveen Moderate Allocation Fund

Description	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	3.7%
Nuveen Rittenhouse Growth Fund (Class I)	1.5%
Nuveen Santa Barbara Growth Fund (Class I)	1.8%
Nuveen Symphony Large-Cap Growth Fund (Class I)	5.0%
Nuveen Tradewinds Global Resources Fund (Class I)	3.3%
Nuveen Tradewinds International Value Fund (Class I)	8.0%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.4%
Nuveen U.S. Equity Completeness Fund	6.5%
Total Affiliated Equity Funds	33.2%
iShares Dow Jones U.S. Real Estate Index Fund	8.7%
iShares MSCI EAFE Growth Index Fund	8.7%
iShares MSCI Emerging Markets Index Fund	6.0%
Total Non-Affiliated Equity Funds	23.4%
Total Equity Funds	56.6%
Nuveen High Yield Bond Fund (Class I)	3.8%
Nuveen Multi-Strategy Income Fund (Class I)	17.9%
Nuveen Short Duration Bond Fund (Class I)	2.3%
Total Affiliated Fixed Income Funds	24.0%
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	16.2%
Total Non-Affiliated Fixed Income Funds	16.2%
Total Fixed Income Funds	40.2%
Total Short-Term Investments	3.2%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 12/31/2008
Nuveen NWQ Large-Cap Value Fund (Class I)	-38.19%
Nuveen Rittenhouse Growth Fund (Class I)	-35.02%
Nuveen Santa Barbara Growth Fund (Class I)	-31.21%
Nuveen Symphony Large-Cap Growth Fund (Class I)	-37.18%
Nuveen Tradewinds Global Resources Fund (Class I)	-43.70%
Nuveen Tradewinds International Value Fund (Class I)	-29.16%
Nuveen Tradewinds Value Opportunities Fund (Class I)	-31.85%
Nuveen U.S. Equity Completeness Fund	-30.06%	*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	-40.02%
iShares MSCI EAFE Growth Index Fund	-42.42%
iShares MSCI Emerging Markets Index Fund	-50.01%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	-24.73%
Nuveen Multi-Strategy Income Fund (Class I)	4.32%
Nuveen Short Duration Bond Fund (Class I)	2.10%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	-2.53%

1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

*	Since inception cumulative return for the period July 1, 2008 (commencement of operations) through December 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 150 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$804.60	$801.50	$801.70	$809.20	$805.40	$1,021.78	$1,017.95	$1,017.95	$1,017.30	$1,023.09
Expenses Incurred During Period	$3.09	$6.54	$6.54	$2.94	$1.91	$3.47	$7.32	$7.32	$3.27	$2.14

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 0.68%, 1.44%, 1.44% and 0.42% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of 0.79% multiplied by 150/365 (to reflect the 150 days in the period since the class commenced operations).

Semi-Annual Report    Page 10

Fund Spotlight as of 12/31/08 Nuveen Conservative Allocation Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NBMSX	NMNBX	NBMCX	NALTX	NMNRX
NAV	$18.77	$20.21	$20.19	$18.30	$18.23
Latest Capital Gain Distribution[2]	$0.4806	$0.4806	$0.4806	$0.4806	$0.4806
Latest Ordinary Income Distribution[3]	$0.3252	$0.1692	$0.1689	$0.2658	$0.3709
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Returns prior to July 7, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-19.39%	-24.02%
5-Year	0.69%	-0.49%
10-Year	1.37%	0.77%

B Shares	w/o CDSC	w/CDSC
1-Year	-20.03%	-23.09%
5-Year	-0.06%	-0.24%
10-Year	0.77%	0.77%

C Shares	NAV
1-Year	-19.98%
5-Year	-0.06%
10-Year	0.61%

R3 Shares	NAV
1-Year	-19.59%
5-Year	0.45%
10-Year	1.12%

I Shares	NAV
1-Year	-19.20%
5-Year	0.95%
10-Year	1.62%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$44,583
Number of Holdings	17

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.21%	1.21%	10/31/08
Class B	1.96%	1.96%	10/31/08
Class C	1.96%	1.96%	10/31/08
Class R3	1.46%	1.46%	10/31/08
Class I	0.96%	0.96%	10/31/08

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. These expense ratios will vary from the expense ratios included in the Financial Highlights in this report, as they reflect expenses incurred over different time periods.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares will no longer be available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Paid December 31, 2008.

4	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 11

Fund Spotlight as of 12/31/08 Nuveen Conservative Allocation Fund

Description	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	2.9%
Nuveen Rittenhouse Growth Fund (Class I)	1.1%
Nuveen Santa Barbara Growth Fund (Class I)	1.2%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.7%
Nuveen Tradewinds Global Resources Fund (Class I)	3.4%
Nuveen Tradewinds International Value Fund (Class I)	5.4%
Nuveen Tradewinds Value Opportunities Fund (Class I)	2.5%
Nuveen U.S. Equity Completeness Fund	5.0%
Total Affiliated Equity Funds	25.2%
iShares Dow Jones U.S. Real Estate Index Fund	6.6%
iShares MSCI EAFE Growth Index Fund	5.6%
iShares MSCI Emerging Markets Index Fund	3.9%
Total Non-Affiliated Equity Funds	16.1%
Total Equity Funds	41.3%
Nuveen High Yield Bond Fund (Class I)	4.7%
Nuveen Multi-Strategy Income Fund (Class I)	35.5%
Nuveen Short Duration Bond Fund (Class I)	2.1%
Total Affiliated Fixed Income Funds	42.3%
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	14.1%
Total Non-Affiliated Fixed Income Funds	14.1%
Total Fixed Income Funds	56.4%
Total Municipal Bonds	1.1%
Total Short-Term Investments	1.2%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 12/31/2008
Nuveen NWQ Large-Cap Value Fund (Class I)	-38.19%
Nuveen Rittenhouse Growth Fund (Class I)	-35.02%
Nuveen Santa Barbara Growth Fund (Class I)	-31.21%
Nuveen Symphony Large-Cap Growth Fund (Class I)	-37.18%
Nuveen Tradewinds Global Resources Fund (Class I)	-43.70%
Nuveen Tradewinds International Value Fund (Class I)	-29.16%
Nuveen Tradewinds Value Opportunities Fund (Class I)	-31.85%
Nuveen U.S. Equity Completeness Fund	-30.06%	*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	-40.02%
iShares MSCI EAFE Growth Index Fund	-42.42%
iShares MSCI Emerging Markets Index Fund	-50.01%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	-24.73%
Nuveen Multi-Strategy Income Fund (Class I)	4.32%
Nuveen Short Duration Bond Fund (Class I)	2.10%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	-2.53%
1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

*	Since inception cumulative return for the period July 1, 2008 (commencement of operations) through December 31, 2008.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below reflect only the first 150 days of the class’s operations they may not provide a meaningful understanding of the class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)

	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$860.20	$856.40	$856.90	$861.00	$861.30	$1,021.98	$1,018.20	$1,018.20	$1,016.97	$1,023.19
Expenses Incurred During Period	$3.00	$6.50	$6.51	$3.33	$1.88	$3.26	$7.07	$7.07	$3.61	$2.04

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 0.64%, 1.39%, 1.39% and 0.40% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized expense ratio of 0.87% multiplied by 150/365 (to reflect the 150 days in the period since the class commenced operations).

Semi-Annual Report    Page 12

Portfolio of Investments (Unaudited)

Nuveen Growth Allocation Fund

December 31, 2008

Shares	Description (1)	Value

	EQUITY FUNDS – 66.7%

	Affiliated Equity Funds – 38.5%

32,312	Nuveen NWQ Large-Cap Value Fund (Class I)	$393,237

9,973	Nuveen Rittenhouse Growth Fund (Class I)	162,466

12,886	Nuveen Santa Barbara Growth Fund (Class I)	186,842

37,471	Nuveen Symphony Large-Cap Growth Fund (Class I)	514,103

18,374	Nuveen Tradewinds Global Resources Fund (Class I)	237,577

46,614	Nuveen Tradewinds International Value Fund (Class I)	908,512

17,009	Nuveen Tradewinds Value Opportunities Fund (Class I)	334,904

48,294	Nuveen U.S. Equity Completeness Fund	672,247
	Total Affiliated Equity Funds (cost $5,081,342)	3,409,888

	Non-Affiliated Equity Funds – 28.2%

26,800	iShares Dow Jones U.S. Real Estate Index Fund	997,764

19,800	iShares MSCI EAFE Growth Index Fund	899,910

23,800	iShares MSCI Emerging Markets Index Fund	594,286
	Total Non-Affiliated Equity Funds (cost $3,835,341)	2,491,960

	Total Equity Funds (cost $8,916,683)	5,901,848

	FIXED INCOME FUNDS – 28.2%

	Affiliated Fixed Income Funds – 17.1%

27,426	Nuveen High Yield Bond Fund (Class I)	358,730

51,788	Nuveen Multi-Strategy Income Fund (Class I)	985,519

9,109	Nuveen Short Duration Bond Fund (Class I)	172,880
	Total Affiliated Fixed Income Funds (cost $1,663,171)	1,517,129

	Non-Affiliated Fixed Income Funds – 11.1%

9,900	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	982,476
	Total Non-Affiliated Fixed Income Funds (cost $1,037,210)	982,476

	Total Fixed Income Funds (cost $2,700,381)	2,499,605

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 5.2%

$460	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $459,685, collateralized by $315,000 U.S. Treasury Bonds, 6.375%, due 8/15/27, value $474,138	0.010%	1/02/09	$459,684

	Total Short-Term Investments (cost $459,684)			459,684

	Total Investments (cost $12,076,748) – 100.1%			8,861,137

	Other Assets Less Liabilities – (0.1)%			(5,355)

	Net Assets – 100%			$8,855,782

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

13

Portfolio of Investments (Unaudited)

Nuveen Moderate Allocation Fund

December 31, 2008

Shares	Description (1)	Value

	EQUITY FUNDS – 56.8%

	Affiliated Equity Funds – 33.3%

111,184	Nuveen NWQ Large-Cap Value Fund (Class I)	$1,353,104

34,503	Nuveen Rittenhouse Growth Fund (Class I)	562,051

44,545	Nuveen Santa Barbara Growth Fund (Class I)	645,905

132,634	Nuveen Symphony Large-Cap Growth Fund (Class I)	1,819,741

93,550	Nuveen Tradewinds Global Resources Fund (Class I)	1,209,597

149,325	Nuveen Tradewinds International Value Fund (Class I)	2,910,337

63,659	Nuveen Tradewinds Value Opportunities Fund (Class I)	1,253,444

169,515	Nuveen U.S. Equity Completeness Fund	2,359,650
	Total Affiliated Equity Funds (cost $17,447,353)	12,113,829

	Non-Affiliated Equity Funds – 23.5%

85,600	iShares Dow Jones U.S. Real Estate Index Fund	3,186,888

69,700	iShares MSCI EAFE Growth Index Fund	3,167,865

88,500	iShares MSCI Emerging Markets Index Fund	2,209,845
	Total Non-Affiliated Equity Funds (cost $12,625,400)	8,564,598

	Total Equity Funds (cost $30,072,753)	20,678,427

	FIXED INCOME FUNDS – 40.3%

	Affiliated Fixed Income Funds – 24.1%

106,178	Nuveen High Yield Bond Fund (Class I)	1,388,804

343,050	Nuveen Multi-Strategy Income Fund (Class I)	6,528,245

45,387	Nuveen Short Duration Bond Fund (Class I)	861,442
	Total Affiliated Fixed Income Funds (cost $9,364,871)	8,778,491

	Non-Affiliated Fixed Income Funds – 16.2%

59,600	I-Shares Barclays U.S. Treasury Inflation Protected Securities Index Fund	5,914,704
	Total Non-Affiliated Fixed Income Funds (cost $6,313,392)	5,914,704

	Total Fixed Income Funds (cost $15,678,263)	14,693,195

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.2%

$1,154	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $1,153,546, collateralized by $825,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $1,181,070	0.010%	1/02/09	$1,153,545

	Total Short-Term Investments (cost $1,153,545)			1,153,545

	Total Investments (cost $46,904,561) – 100.3%			36,525,167

	Other Assets Less Liabilities – (0.3)%			(119,469)

	Net Assets – 100%			$36,405,698

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

14

Portfolio of Investments (Unaudited)

Nuveen Conservative Allocation Fund

December 31, 2008

Shares	Description (1)	Value

	EQUITY FUNDS – 41.5%

	Affiliated Equity Funds – 25.3%

106,575	Nuveen NWQ Large-Cap Value Fund (Class I)	$1,297,012

30,120	Nuveen Rittenhouse Growth Fund (Class I)	490,659

38,432	Nuveen Santa Barbara Growth Fund (Class I)	557,269

120,352	Nuveen Symphony Large-Cap Growth Fund (Class I)	1,651,224

117,878	Nuveen Tradewinds Global Resources Fund (Class I)	1,524,169

124,320	Nuveen Tradewinds International Value Fund (Class I)	2,422,989

57,097	Nuveen Tradewinds Value Opportunities Fund (Class I)	1,124,249

160,089	Nuveen U.S. Equity Completeness Fund	2,228,438
	Total Affiliated Equity Funds (cost $16,321,730)	11,296,009

	Non-Affiliated Equity Funds – 16.2%

78,700	iShares Dow Jones U.S. Real Estate Index Fund	2,930,002

55,500	iShares MSCI EAFE Growth Index Fund	2,522,475

70,600	iShares MSCI Emerging Markets Index Fund	1,762,882
	Total Non-Affiliated Equity Funds (cost $10,417,605)	7,215,359

	Total Equity Funds (cost $26,739,335)	18,511,368

	FIXED INCOME FUNDS – 56.6%

	Affiliated Fixed Income Funds – 42.5%

160,676	Nuveen High Yield Bond Fund (Class I)	2,101,646

835,907	Nuveen Multi-Strategy Income Fund (Class I)	15,907,319

48,657	Nuveen Short Duration Bond Fund (Class I)	923,505
	Total Affiliated Fixed Income Funds (cost $19,731,989)	18,932,470

	Non-Affiliated Fixed Income Funds – 14.1%

63,500	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	6,301,740
	Total Non-Affiliated Fixed Income Funds (cost $6,871,826)	6,301,740

	Total Fixed Income Funds (cost $26,603,815)	25,234,210

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	MUNICIPAL BONDS – 1.1%

$540	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Detroit Medical Center Obligated Group, Series 1998A	5.000%	8/15/13	$482,106
$540	Total Municipal Bonds (cost $507,202)			482,106
	SHORT-TERM INVESTMENTS – 1.2%

$546	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/08, repurchase price $545,713, collateralized by $390,000 U.S. Treasury Bonds, 4.750%, due 2/15/37, value $558,324	0.010%	1/02/09	545,712

	Total Short-Term Investments (cost $545,712)			545,712

	Total Investments (cost $54,396,064) – 100.4%			44,773,396

	Other Assets Less Liabilities – (0.4)%			(190,662)

	Net Assets – 100%			$44,582,734

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

15

Statement of Assets and Liabilities (Unaudited)

December 31, 2008

	Growth Allocation (1)	Moderate Allocation (2)	Conservative Allocation (3)
Assets
Affiliated investments, at value (cost $6,744,513, $26,812,224 and $36,053,719, respectively)	$4,927,017	$20,892,320	$30,228,479
Non-affiliated investments, at value (cost $5,332,235, $20,092,337 and $18,342,345, respectively)	3,934,120	15,632,847	14,544,917
Receivables:
Dividends and interest	7	—	10,200
From Adviser	40,903	62,015	43,592
Reclaims	948	6,058	5,489
Shares sold	12,656	81,966	101,277
Other assets	11	12,132	21,323
Total assets	8,915,662	36,687,338	44,955,277
Liabilities
Payable for shares redeemed	38,258	238,751	314,129
Accrued expenses:
12b-1 distribution and service fees	3,668	11,064	14,911
Other	17,954	31,825	43,503
Total liabilities	59,880	281,640	372,543
Net assets	$8,855,782	$36,405,698	$44,582,734
Class A Shares
Net assets	$1,771,201	$20,862,374	$34,917,308
Shares outstanding	110,045	1,217,085	1,860,718
Net asset value per share	$16.10	$17.14	$18.77
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$17.08	$18.19	$19.92
Class B Shares
Net assets	$397,147	$3,391,664	$2,484,825
Shares outstanding	24,966	196,977	122,952
Net asset value and offering price per share	$15.91	$17.22	$20.21
Class C Shares
Net assets	$3,653,408	$4,703,134	$6,614,674
Shares outstanding	229,443	272,821	327,686
Net asset value and offering price per share	$15.92	$17.24	$20.19
Class R3 Shares
Net assets	$107,104	$116,027	$123,843
Shares outstanding	6,620	6,757	6,769
Net asset value and offering price per share	$16.18	$17.17	$18.30
Class I Shares
Net assets	$2,926,922	$7,332,499	$442,084
Shares outstanding	181,785	428,462	24,255
Net asset value and offering price per share	$16.10	$17.11	$18.23

Net Assets Consist of:
Capital paid-in	$12,954,581	$46,514,146	$54,441,615
Undistributed (Over-distribution of) net investment income	141,951	(23,383)	986,360
Accumulated net realized gain (loss) from investments	(1,025,009)	294,329	(1,222,573)
Net unrealized appreciation (depreciation) of investments	(3,215,741)	(10,379,394)	(9,622,668)
Net assets	$8,855,782	$36,405,698	$44,582,734

(1)	Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.
(2)	Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.
(3)	Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.

See accompanying notes to financial statements.

16

Statement of Operations (Unaudited)

Six Months Ended December 31, 2008

	Growth Allocation (1)	Moderate Allocation (2)	Conservative Allocation (3)
Investment Income
Dividends (net of foreign tax withheld of $457, $0 and $0, respectively)	$101,554	$384,134	$401,823
Dividends from affiliated investment company shares	153,127	643,949	1,059,867
Interest	1,666	96,762	165,774
Total investment income	256,347	1,124,845	1,627,464
Expenses
Management fees	18,297	58,230	47,389
12b-1 service fees – Class A	3,120	30,977	54,679
12b-1 distribution and service fees – Class B	2,435	21,713	14,831
12b-1 distribution and service fees – Class C	22,735	29,577	35,937
12b-1 distribution and service fees – Class R3	254	263	274
Shareholders’ servicing agent fees and expenses	8,754	27,304	23,443
Custodian’s fees and expenses	3,443	5,266	7,372
Trustees’ fees and expenses	27	661	562
Professional fees	14,970	20,738	22,862
Shareholders’ reports – printing and mailing expenses	52,902	89,988	75,472
Federal and state registration fees	22,623	18,098	18,601
Other expenses	444	1,097	1,228
Total expenses before custodian fee credit and expense reimbursement	150,004	303,912	302,650
Custodian fee credit	(51)	(225)	(1,361)
Expense reimbursement	(86,781)	(127,873)	(89,221)
Net expenses	63,172	175,814	212,068
Net investment income	193,175	949,031	1,415,396
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(24,336)	(114,157)	(244,745)
Non-affiliated investments	(1,090,070)	265,726	(1,050,914)
Distributions from affiliated investment company shares	91,675	311,003	280,840
Total net realized gain (loss)	(1,022,731)	462,572	(1,014,819)
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	(1,817,496)	(5,919,904)	(5,825,240)
Non-affiliated investments	(966,753)	(5,302,365)	(3,198,880)
Total change in unrealized appreciation (depreciation)	(2,784,249)	(11,222,269)	(9,024,120)
Net realized and unrealized gain (loss)	(3,806,980)	(10,759,697)	(10,038,939)
Net increase (decrease) in net assets from operations	$(3,613,805)	$(9,810,666)	$(8,623,543)

(1)	Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.
(2)	Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.
(3)	Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.

See accompanying notes to financial statements.

17

Statement of Changes in Net Assets (Unaudited)

	Growth Allocation (1)
	Six Months Ended 12/31/08	Year Ended 6/30/08
Operations
Net investment income	$193,175	$7,170
Total net realized gain (loss)	(1,022,731)	972,580
Total change in net unrealized appreciation (depreciation)	(2,784,249)	(2,939,119)
Net increase (decrease) in net assets from operations	(3,613,805)	(1,959,369)
Distributions to Shareholders
From net investment income:
Class A	(6,103)	(45,537)
Class B	—	(488)
Class C	—	(5,220)
Class R3	(9)	N/A
Class I (2)	(20,152)	(53,512)
From accumulated net realized gains:
Class A	(115,060)	(269,734)
Class B	(26,345)	(39,043)
Class C	(245,868)	(421,581)
Class R3	(7,527)	N/A
Class I (2)	(199,754)	(238,207)
Decrease in net assets from distributions to shareholders	(620,818)	(1,073,322)
Fund Share Transactions
Proceeds from sale of shares	869,535	2,945,414
Proceeds from shares issued to shareholders due to reinvestment of distributions	387,345	690,894
	1,256,880	3,636,308
Cost of shares redeemed	(2,663,907)	(7,385,461)
Net increase (decrease) in net assets from Fund share transactions	(1,407,027)	(3,749,153)
Net increase (decrease) in net assets	(5,641,650)	(6,781,844)
Net assets at the beginning of period	14,497,432	21,279,276
Net assets at the end of period	$8,855,782	$14,497,432
Undistributed (Over-distribution of) net investment income at the end of period	$141,951	$(24,960)

(1)	Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.
(2)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	The Fund did not offer Class R3 Shares prior to August 4, 2008.

See accompanying notes to financial statements.

18

	Moderate Allocation (1)		Conservative Allocation (2)
	Six Months Ended 12/31/08	Year Ended 6/30/08	Six Months Ended 12/31/08	Year Ended 6/30/08
Operations
Net investment income	$949,031	$1,135,708	$1,415,396	$1,812,071
Total net realized gain (loss)	462,572	2,148,936	(1,014,819)	2,127,878
Total change in net unrealized appreciation (depreciation)	(11,222,269)	(6,894,384)	(9,024,120)	(8,520,958)
Net increase (decrease) in net assets from operations	(9,810,666)	(3,609,740)	(8,623,543)	(4,581,009)
Distributions to Shareholders
From net investment income:
Class A	(416,933)	(735,128)	(698,165)	(1,587,051)
Class B	(38,487)	(88,440)	(25,577)	(69,672)
Class C	(53,396)	(119,994)	(66,243)	(133,017)
Class R3	(2,011)	N/A	(1,799)	N/A
Class I (3)	(164,575)	(267,654)	(11,104)	(46,479)
From accumulated net realized gains:
Class A	(543,191)	(2,893,413)	(897,527)	(1,673,617)
Class B	(89,182)	(506,849)	(57,601)	(125,373)
Class C	(123,859)	(713,526)	(152,912)	(244,548)
Class R3	(3,117)	N/A	(3,253)	N/A
Class I (3)	(187,599)	(925,907)	(13,800)	(42,817)
Decrease in net assets from distributions to shareholders	(1,622,350)	(6,250,911)	(1,927,981)	(3,922,574)
Fund Share Transactions
Proceeds from sale of shares	2,171,679	9,934,186	2,214,793	5,775,698
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,247,934	4,812,675	1,411,245	3,132,749
	3,419,613	14,746,861	3,626,038	8,908,447
Cost of shares redeemed	(7,655,895)	(11,090,975)	(14,310,283)	(12,966,895)
Net increase (decrease) in net assets from Fund share transactions	(4,236,282)	3,655,886	(10,684,245)	(4,058,448)
Net increase (decrease) in net assets	(15,669,298)	(6,204,765)	(21,235,769)	(12,562,031)
Net assets at the beginning of period	52,074,996	58,279,761	65,818,503	78,380,534
Net assets at the end of period	$36,405,698	$52,074,996	$44,582,734	$65,818,503
Undistributed (Over-distribution of) net investment income at the end of period	$(23,383)	$(297,012)	$986,360	$373,852

(1)	Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.
(2)	Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.
(3)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	The Fund did not offer Class R3 Shares prior to August 4, 2008.

See accompanying notes to financial statements.

19

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Growth Allocation Fund (“Growth Allocation”), (formerly, Nuveen Global Value Fund), Nuveen Moderate Allocation Fund (“Moderate Allocation”) (formerly, Nuveen Balanced Stock and Bond Fund) and Nuveen Conservative Allocation Fund (“Conservative Allocation”) (formerly, Nuveen Balanced Municipal and Stock Fund) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

As previously approved by each Fund’s Board of Trustees and shareholders, each Fund changed its name, investment strategy and sub-adviser effective August 1, 2008, for Growth Allocation and Moderate Allocation and effective July 7, 2008, for Conservative Allocation. Each Fund now operates as a “fund of funds” investing substantially all of their assets in other Nuveen mutual funds and non-affiliated exchange-traded funds (“Underlying Funds”). The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. Each Fund has a strategic allocation between equity and fixed income investments that correlate with each Fund’s targeted level of investment risk. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has selected Nuveen Investment Solutions, Inc. (“NIS”) (formerly, Richards & Tierney, Inc.), also a wholly-owned subsidiary of Nuveen, to serve as sub-adviser to the Funds and will adjust each Fund’s allocations from time to time consistent with their respective investment risk targets. These changes were designed to improve the risk/return profile of the Funds by (a) diversifying the investments across a broader number of asset classes and (b) diversifying the investments across the multiple investment managers which advise the Underlying Funds.

Growth Allocation invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds, in an attempt to provide attractive long-tem total return with a growth risk profile. Prior to August 1, 2008, the Fund invested at least 80% of its net assets in equity securities of U.S. and non-U.S. companies, including up to 10% in equity securities of non-U.S. companies domiciled in emerging markets, in an attempt to provide long-term capital appreciation.

Moderate Allocation invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds, in an attempt to provide attractive long-tem total return with a moderate risk profile. Prior to August 1, 2008, the Fund invested in a mix of equity securities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

Conservative Allocation invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds, in an attempt to provide attractive long-tem total return with a conservative risk profile. Prior to July 7, 2008, the Fund invested in a mix of equity and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Effective May 1, 2008, the following policy changes are applicable to the Funds:

•

Class B Shares will only be issued (i) upon the exchange of Class B Shares from another Nuveen fund, (ii) for purposes of dividend reinvestment, and (iii) through December 31, 2008, for defined contribution plans and investors using automatic investment plans with investments in Class B Shares as of March 31, 2008. The reinstatement privilege for Class B Shares will no longer be available as of December 31, 2008;

•

Class R Shares have been renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

On August 4, 2008, each Fund began offering Class R3 Shares to certain retirement plans.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Investments in Underlying Funds are valued at their respective net asset value as reported by the Underlying Funds. The prices of fixed income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees. When market quotes are not readily available, the pricing service or, in the absence of a pricing service for a fixed income security, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

20

Investment Income

Dividend income and realized gain distributions from Underlying Funds are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

The Funds intend to pay income dividends and taxable gains, if any, annually. Prior to their changes in investment strategies, taxable net investment income was declared and distributed to shareholders annually for Growth Allocation and Conservative Allocation, and quarterly for Moderate Allocation. Tax-exempt net investment income was declared as a dividend monthly for Conservative Allocation. Net realized capital gains from investment transactions, if any, were declared and distributed to shareholders at least annually. Capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Flexible Sales Charge Program

Each Fund offers Class A, C, R3 and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the

21

Notes to Financial Statements (Unaudited) (continued)

financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2008:

Growth Allocation	Level 1	Level 2	Level 3	Total
Investments	$8,188,890	$672,247	$—	$8,861,137

Moderate Allocation	Level 1	Level 2	Level 3	Total
Investments	$34,165,517	$2,359,650	$—	$36,525,167

Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments	$42,062,851	$2,710,545	$—	$44,773,396

3. Fund Shares

Transactions in Fund shares were as follows:

	Growth Allocation
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	9,980	$169,930	29,903	$782,276
Class A – automatic conversion of Class B shares	2,081	47,810	1,343	33,180
Class B	855	16,446	4,041	105,777
Class C	19,804	323,053	40,305	1,054,689
Class R3	6,620	150,000	N/A	N/A
Class I	7,982	162,296	37,643	969,492
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,667	100,070	10,235	256,492
Class B	1,542	22,743	1,390	34,237
Class C	11,463	169,194	10,980	270,641
Class R3	—	—	N/A	N/A
Class I	6,314	95,338	5,146	129,524
	73,308	1,256,880	140,986	3,636,308
Shares redeemed:
Class A	(53,710)	(1,021,884)	(144,334)	(3,676,826)
Class B	(3,036)	(55,263)	(3,743)	(90,081)
Class B – automatic conversion to Class A shares	(2,103)	(47,810)	(1,327)	(33,180)
Class C	(60,243)	(1,158,018)	(111,495)	(2,775,694)
Class R3	—	—	N/A	N/A
Class I	(18,525)	(380,932)	(31,554)	(809,680)
	(137,617)	(2,663,907)	(292,453)	(7,385,461)
Net increase (decrease)	(64,309)	$(1,407,027)	(151,467)	$(3,749,153)

N/A – The Funds did not offer Class R3 Shares prior to August 4, 2008.

22

	Moderate Allocation
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	62,325	$1,125,282	177,010	$4,491,373
Class A – automatic conversion of Class B shares	13,155	285,381	19,334	487,364
Class B	8,765	172,945	68,381	1,663,900
Class C	13,007	249,473	92,418	2,334,301
Class R3	6,757	150,000	N/A	N/A
Class I	9,815	188,598	38,368	957,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	44,517	738,267	114,850	2,811,167
Class B	5,358	88,276	17,167	418,881
Class C	4,762	78,400	14,244	347,605
Class R3	—	—	N/A	N/A
Class I	20,652	342,991	50,417	1,235,022
	189,113	3,419,613	592,189	14,746,861
Shares redeemed:
Class A	(228,009)	(4,405,506)	(239,949)	(6,071,920)
Class B	(51,686)	(991,677)	(57,044)	(1,424,732)
Class B – automatic conversion to Class A shares	(13,166)	(285,381)	(19,354)	(487,364)
Class C	(69,747)	(1,340,007)	(69,510)	(1,717,368)
Class R3	—	—	N/A	N/A
Class I	(34,400)	(633,324)	(56,308)	(1,389,591)
	(397,008)	(7,655,895)	(442,165)	(11,090,975)
Net increase (decrease)	(207,895)	$(4,236,282)	150,024	$3,655,886

	Conservative Allocation
	Six Months Ended 12/31/08		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	46,134	$901,752	144,034	$3,561,688
Class A – automatic conversion of Class B shares	5,921	119,863	30,256	744,559
Class B	12,990	283,985	7,118	187,254
Class C	37,305	758,388	44,722	1,186,819
Class R3	6,769	150,000	N/A	N/A
Class I	39	805	4,085	95,378
Shares issued to shareholders due to reinvestment of distributions:
Class A	65,040	1,198,429	109,684	2,703,707
Class B	2,454	48,167	4,374	114,905
Class C	7,544	147,431	10,003	261,976
Class R3	—	—	N/A	N/A
Class I	960	17,218	2,168	52,161
	185,156	3,626,038	356,444	8,908,447
Shares redeemed:
Class A	(567,013)	(11,589,261)	(363,913)	(8,963,389)
Class B	(29,427)	(642,131)	(56,867)	(1,503,160)
Class B – automatic conversion to Class A shares	(5,546)	(119,863)	(28,381)	(744,559)
Class C	(52,973)	(1,141,621)	(61,567)	(1,620,340)
Class R3	—	—	N/A	N/A
Class I	(37,924)	(817,407)	(5,712)	(135,447)
	(692,883)	(14,310,283)	(516,440)	(12,966,895)
Net increase (decrease)	(507,727)	$(10,684,245)	(159,996)	$(4,058,448)

N/A – The Funds did not offer Class R3 Shares prior to August 4, 2008.

23

Notes to Financial Statements (Unaudited) (continued)

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended December 31, 2008, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Purchases:
Affiliated investments	$7,764,849	$30,531,381	$43,820,620
Non-affiliated investments	6,899,065	26,341,698	23,220,928
U.S. Government and agency obligations	—	—	—

Sales and maturities:
Affiliated investments	996,000	3,605,000	7,522,156
Non-affiliated investments	15,657,520	36,972,870	48,666,863
U.S. Government and agency obligations	76,461	21,179,580	21,179,580

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2008, the cost of investments was as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Cost of investments	$12,079,845	$47,088,025	$54,605,663

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2008, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Gross unrealized:
Appreciation	$2,589	$—	$64,904
Depreciation	(3,221,297)	(10,562,858)	(9,897,171)
Net unrealized appreciation (depreciation) of investments	(3,218,708)	(10,562,858)	(9,832,267)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at June 30, 2008, the Funds’ last tax year end, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Undistributed net tax-exempt income*	$—	$—	$218,845
Undistributed net ordinary income**	195,460	333,784	266,987
Undistributed net long-term capital gains	426,256	949,419	1,126,739

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared on June 27, 2008, for Moderate Allocation and June 9, 2008, for Conservative Allocation, both of which were paid on July 1, 2008.
**	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net tax-exempt income	$—	$—	$1,424,542
Distributions from net ordinary income**	688,341	2,326,899	617,045
Distributions from net long-term capital gains	384,981	3,967,128	1,879,234

**	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.

24

Growth Allocation elected to defer $51,993 net realized losses from investments incurred from November 1, 2007 through June 30, 2008, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year.

6. Management Fees and Other Transactions with Affiliates

Effective August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation, each Fund adopted a revised fund of funds management fee schedule. The new management fee for each Fund, payable monthly, is .15% of the average daily net assets of each Fund.

Prior to August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation each Fund’s management fee was separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enabled Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Prior to August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation the annual fund-level fee, which was payable monthly, for each Fund was based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Growth Allocation	Moderate Allocation	Conservative Allocation
For the first $125 million	.8000%	.5500%	.5500%
For the next $125 million	.7875	.5375	.5375
For the next $250 million	.7750	.5250	.5250
For the next $500 million	.7625	.5125	.5125
For the next $1 billion	.7500	.5000	.5000
For net assets over $2 billion	.7250	.4750	.4750

The annual complex-level fee, which was payable monthly, which was additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., was based on the aggregate amount of total fund assets managed as stated in the following table.

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Effective August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation, the Adviser selected NIS to serve as sub-adviser to the Funds. Prior to August 1, 2008, for Growth Allocation, NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, served as the sub-adviser for the domestic equity portion of the Fund’s investment portfolio and Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, served as the sub-adviser for the international portion of the Fund’s investment portfolio. Prior to August 1, 2008, for Moderate Allocation, Institutional Capital LLC (“ICAP”) served as the Fund’s sub-adviser. Prior to July 7, 2008, for Conservative Allocation, ICAP served as the sub-adviser for the equity portion of the Fund’s investment portfolio while the Adviser managed the municipal portion of the Fund’s investment portfolio. Each sub-adviser is/was compensated for their services to the Funds from the management fee paid to the Adviser.

Effective August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation, the Adviser agreed to waive fees and reimburse expenses through October 31, 2011, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in the acquiring and disposing of portfolio securities,

25

Notes to Financial Statements (Unaudited) (continued)

Underlying Fund fees and expenses and extraordinary expenses) do not exceed .40%, .29% and .37% of the average daily net assets of any class of shares, respectively. Prior to August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation, the Adviser agreed to waive fees and reimburse expenses so that total annual operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in the acquiring and disposing of portfolio securities, and extraordinary expenses) did not exceed 1.45%, 1.00% and 1.00% of the average daily net assets of any class of shares, respectively.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Sales charges collected	$440	$7,335	$4,546
Paid to financial intermediaries	494	6,376	3,954

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended December 31, 2008, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Commission advances	$934	$605	$365

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
12b-1 fees retained	$3,050	$18,129	$13,449

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended December 31, 2008, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
CDSC retained	$1,660	$5,918	$6,273

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

26

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
GROWTH ALLOCATION											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/04)
2009(h)	$23.58	$.31	$(6.59)	$(6.28)	$(.06)	$(1.14)	$(1.20)	$16.10	(26.28)%	$1,771	2.31	%*	1.72	%*	.88	%*	3.15	%*	.88	%*	3.15	%*	132%
2008	27.79	.08	(2.73)	(2.65)	(.22)	(1.34)	(1.56)	23.58	(9.84)	3,420	2.04		(.07)		1.69		.28		1.66		.30		34
2007	23.95	.17	4.48	4.65	(.18)	(.63)	(.81)	27.79	19.67	6,888	1.82		.52		1.68		.66		1.68		.67		31
2006	20.71	.27	3.20	3.47	(.06)	(.17)	(.23)	23.95	16.81	4,128	2.32		.43		1.69		1.06		1.61		1.14		21
2005(f)	20.00	.10	.61	.71	—	—	—	20.71	3.55	3	2.87	*	(.41	)*	1.72	*	.74	*	1.58	*	.88	*	6
Class B (12/04)
2009(h)	23.34	.31	(6.60)	(6.29)	—	(1.14)	(1.14)	15.91	(26.58)	397	3.18	*	1.58	*	1.62	*	3.14	*	1.62	*	3.14	*	132
2008	27.51	(.11)	(2.70)	(2.81)	(.02)	(1.34)	(1.36)	23.34	(10.49)	647	2.79		(.79)		2.44		(.44)		2.42		(.42)		34
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73	752	2.54		(.19)		2.44		(.09)		2.44		(.08)		31
2006	20.63	.07	3.21	3.28	—	(.17)	(.17)	23.74	15.94	298	3.12		(.47)		2.44		.21		2.36		.29		21
2005(f)	20.00	.01	.62	.63	—	—	—	20.63	3.15	3	3.62	*	(1.16	)*	2.47	*	(.01	)*	2.33	*	.13	*	6
Class C (12/04)
2009(h)	23.35	.30	(6.59)	(6.29)	—	(1.14)	(1.14)	15.92	(26.57)	3,653	3.17	*	1.50	*	1.63	*	3.04	*	1.63	*	3.05	*	132
2008	27.53	(.11)	(2.71)	(2.82)	(.02)	(1.34)	(1.36)	23.35	(10.52)	6,035	2.80		(.81)		2.45		(.46)		2.42		(.44)		34
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76	8,771	2.53		(.17)		2.44		(.07)		2.43		(.07)		31
2006	20.63	.07	3.22	3.29	—	(.17)	(.17)	23.75	15.99	3,524	3.06		(.39)		2.44		.22		2.36		.31		21
2005(f)	20.00	.01	.62	.63	—	—	—	20.63	3.15	3	3.62	*	(1.16	)*	2.47	*	(.01	)*	2.33	*	.13	*	6
Class R3 (8/08)
2009(i)	22.66	.38	(5.72)	(5.34)	— **	(1.14)	(1.14)	16.18	(23.18)	107	2.95	*	2.94	*	.90	*	4.99	*	.90	*	4.99	*	132
Class I (12/04)(g)
2009(h)	23.63	.41	(6.69)	(6.28)	(.11)	(1.14)	(1.25)	16.10	(26.20)	2,927	2.22	*	2.54	*	.61	*	4.15	*	.61	*	4.16	*	132
2008	27.85	.16	(2.75)	(2.59)	(.29)	(1.34)	(1.63)	23.63	(9.62)	4,396	1.76		.25		1.41		.60		1.39		.62		34
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95	4,868	1.58		.78		1.43		.93		1.43		.93		31
2006	20.74	.22	3.32	3.54	(.11)	(.17)	(.28)	24.00	17.15	3,261	2.09		.22		1.44		.88		1.36		.96		21
2005(f)	20.00	.13	.61	.74	—	—	—	20.74	3.70	2,066	2.59	*	(.13	)*	1.44	*	1.02	*	1.33	*	1.13	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	•

Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•

Total returns for the year ended 2008 and prior reflect the performance of the Nuveen Global Value Fund. Total return for the six months ended December 31, 2008, includes performance of the Nuveen Global Value Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table do not reflect the expenses of the Underlying Funds in which the Fund invests, where applicable.
(f)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the six months ended December 31, 2008.
(i)	For the period August 4, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to financial statements.

27

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MODERATE ALLOCATION											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (8/96)
2009(g)	$22.35	$.45	$(4.86)	$(4.41)	$(.34)	$(.46)	$(.80)	$17.14	(19.54)%	$20,862	1.27	%*	3.93	%*	.68	%*	4.51	%*	.68	%*	4.52	%*	132%
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)	29,612	1.32		2.04		1.23		2.12		1.23		2.13		51
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40	33,519	1.26		2.17		1.24		2.19		1.24		2.19		61
2006	25.95	.50	1.41	1.91	(.54)	(1.92)	(2.46)	25.40	7.60 **	30,644	1.31		1.84		1.24		1.91		1.24		1.91		56
2005	24.56	.56	1.47	2.03	(.64)	—	(.64)	25.95	8.33	31,248	1.30		2.16		1.25		2.21		1.25		2.21		62
2004	22.72	.41	1.92	2.33	(.49)	—	(.49)	24.56	10.29	33,312	1.36		1.61		1.25		1.72		1.25		1.72		61
Class B (8/96)
2009(g)	22.35	.35	(4.82)	(4.47)	(.20)	(.46)	(.66)	17.22	(19.85)	3,392	2.00	*	2.95	*	1.44	*	3.51	*	1.44	*	3.52	*	132
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)	5,535	2.07		1.29		1.98		1.38		1.98		1.38		51
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55	6,376	2.02		1.40		1.99		1.42		1.99		1.42		61
2006	25.95	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.40	6.80 **	8,051	2.06		1.09		1.99		1.15		1.99		1.15		56
2005	24.56	.37	1.47	1.84	(.45)	—	(.45)	25.95	7.53	11,564	2.05		1.41		2.00		1.46		2.00		1.47		62
2004	22.72	.23	1.92	2.15	(.31)	—	(.31)	24.56	9.48	12,459	2.11		.86		2.00		.97		2.00		.97		61
Class C (8/96)
2009(g)	22.37	.36	(4.83)	(4.47)	(.20)	(.46)	(.66)	17.24	(19.83)	4,703	2.01	*	3.01	*	1.44	*	3.59	*	1.44	*	3.59	*	132
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)	7,265	2.07		1.29		1.98		1.38		1.98		1.38		51
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54	7,694	2.01		1.42		1.99		1.44		1.99		1.44		61
2006	25.97	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.42	6.79 **	7,342	2.06		1.08		1.99		1.16		1.99		1.16		56
2005	24.58	.37	1.47	1.84	(.45)	—	(.45)	25.97	7.53	7,947	2.05		1.41		2.00		1.46		2.00		1.46		62
2004	22.73	.23	1.93	2.16	(.31)	—	(.31)	24.58	9.52	8,632	2.11		.87		2.00		.98		2.00		.98		61
Class R3 (8/08)
2009(h)	22.20	.40	(4.67)	(4.27)	(.30)	(.46)	(.76)	17.17	(19.08)	116	1.56	*	4.36	*	.79	*	5.13	*	.79	*	5.13	*	132
Class I (8/96)(f)
2009(g)	22.35	.48	(4.87)	(4.39)	(.39)	(.46)	(.85)	17.11	(19.46)	7,332	1.02	*	4.27	*	.42	*	4.87	*	.42	*	4.87	*	132
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)	9,662	1.07		2.29		.98		2.38		.98		2.38		51
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68	10,690	1.01		2.42		.99		2.44		.99		2.44		61
2006	25.95	.56	1.41	1.97	(.60)	(1.92)	(2.52)	25.40	7.87 **	9,213	1.06		2.08		.99		2.15		.99		2.15		56
2005	24.56	.62	1.47	2.09	(.70)	—	(.70)	25.95	8.60	10,753	1.05		2.41		1.00		2.46		1.00		2.46		62
2004	22.72	.47	1.92	2.39	(.55)	—	(.55)	24.56	10.56	9,117	1.11		1.87		1.00		1.98		1.00		1.98		61

*	Annualized.
**	During the fiscal year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and I, respectively.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•

Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•

Total returns for the year ended 2008 and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total return for the six months ended December 31, 2008, includes performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table do not reflect the expenses of the Underlying Funds in which the Fund invests, where applicable.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended December 31, 2008.
(h)	For the period August 4, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to financial statements.

28

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
CONSERVATIVE ALLOCATION											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (8/96)
2009(g)	$22.84	$.55	$(3.77)	$(3.22)	$(.37)	$(.48)	$(.85)	$18.77	(13.98)%	$34,917.97		%*	4.94	%*	.64	%*	5.26	%*	.64	%*	5.27	%*	124%
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)	52,785	1.28		2.53		1.23		2.58		1.21		2.60		37
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90	61,577	1.22		2.64		1.22		2.64		1.19		2.67		37
2006	23.01	.60	.89	1.49	(.64)	—	(.64)	23.86	6.52	58,064	1.26		2.51		1.24		2.53		1.22		2.55		44
2005	21.96	.62	1.10	1.72	(.67)	—	(.67)	23.01	7.91	54,323	1.24		2.76		1.24		2.76		1.23		2.77		47
2004	20.79	.54	1.14	1.68	(.51)	—	(.51)	21.96	8.13	56,787	1.28		2.47		1.25		2.51		1.25		2.51		45
Class B (8/96)
2009(g)	24.43	.51	(4.05)	(3.54)	(.20)	(.48)	(.68)	20.21	(14.36)	2,485	1.72	*	4.22	*	1.39	*	4.55	*	1.39	*	4.55	*	124
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)	3,480	2.03		1.76		1.98		1.81		1.96		1.83		37
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09	5,916	1.98		1.87		1.98		1.87		1.95		1.90		37
2006	24.26	.45	.94	1.39	(.33)	—	(.33)	25.32	5.73	10,700	2.00		1.75		1.99		1.76		1.97		1.79		44
2005	22.99	.47	1.15	1.62	(.35)	—	(.35)	24.26	7.08	18,671	2.00		2.01		2.00		2.01		1.99		2.02		47
2004	21.63	.40	1.19	1.59	(.23)	—	(.23)	22.99	7.36	23,110	2.03		1.72		2.00		1.76		2.00		1.76		45
Class C (8/96)
2009(g)	24.39	.54	(4.06)	(3.52)	(.20)	(.48)	(.68)	20.19	(14.31)	6,615	1.74	*	4.50	*	1.39	*	4.85	*	1.39	*	4.85	*	124
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)	8,192	2.03		1.78		1.98		1.83		1.96		1.85		37
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10	9,363	1.97		1.90		1.97		1.90		1.94		1.93		37
2006	24.24	.45	.93	1.38	(.33)	—	(.33)	25.29	5.70	7,992	2.01		1.76		1.99		1.77		1.97		1.80		44
2005	22.96	.48	1.15	1.63	(.35)	—	(.35)	24.24	7.13	7,979	1.99		2.01		1.99		2.01		1.98		2.02		47
2004	21.61	.40	1.18	1.58	(.23)	—	(.23)	22.96	7.32	8,229	2.03		1.72		2.00		1.75		2.00		1.76		45
Class R3 (8/08)
2009(h)	22.16	.46	(3.57)	(3.11)	(.27)	(.48)	(.75)	18.30	(13.90)	124	1.32	*	5.18	*	.87	*	5.62	*	.87	*	5.62	*	124
Class I (8/96)(f)
2009(g)	22.24	.53	(3.64)	(3.11)	(.42)	(.48)	(.90)	18.23	(13.87)	442.69		*	4.76	*	.40	*	5.05	*	.40	*	5.05	*	124
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)	1,361	1.03		2.78		.98		2.83		.96		2.86		37
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17	1,525.97			2.90		.97		2.90		.94		2.93		37
2006	22.56	.65	.87	1.52	(.74)	—	(.74)	23.34	6.79	1,171	1.01		2.77		.99		2.79		.96		2.81		44
2005	21.57	.68	1.07	1.75	(.76)	—	(.76)	22.56	8.17	761.99			3.06		.99		3.06		.98		3.07		47
2004	20.46	.59	1.12	1.71	(.60)	—	(.60)	21.57	8.48	716	1.03		2.72		1.00		2.75		1.00		2.76		45

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•

Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.

•

Total returns for the year ended 2008 and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total return for the six months ended December 31, 2008, includes performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table do not reflect the expenses of the Underlying Funds in which the Fund invests, where applicable.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended December 31, 2008.
(h)	For the period August 4, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to financial statements.

29

Notes

30

Notes

31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

32

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Advisers Nuveen Investment Solutions, Inc. 111 West Jackson Blvd. Suite 1411 Chicago, IL 60604	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

33

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MSA-ALLO-1208D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report December 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Enhanced Core Equity Fund

Nuveen Enhanced Mid-Cap Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long term investment goals provide the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report  l  Page 1

Portfolio Managers’ Comments

The Nuveen Enhanced Core Equity Fund and Nuveen Enhanced Mid-Cap Fund feature management by Nuveen HydePark Group, LLC (HydePark), an affiliate of Nuveen Investments, Inc. Both Funds are co-managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. We recently spoke with David, John and Rob about the key investment strategies and performance of the Funds for the six-month period ending December 31, 2008.

How did the Funds perform during the six-month period ended December 31, 2008?

The table on page three provides performance information for both Funds (Class A Shares at net asset value) for the six-month, one-year and since inception periods ended December 31, 2008. The table also compares each Fund’s performance to the appropriate benchmark. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

The proprietary risk-controlled HydePark wealth creation model was used to manage the Funds during this six-month period and since the inception of the Funds. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented; two traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model nor how we select stocks for the Funds.

The model evaluates all the securities contained in the benchmark portfolio (S&P 500 Index for the Nuveen Enhanced Core Equity Fund and Russell Midcap Index for the Nuveen Enhanced Mid-Cap Fund) for possible inclusion in the respective portfolios. The process will not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio.

This process produces what HydePark believes are well-diversified, efficient portfolios that attempt to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmarks. Both portfolios typically contain a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolios are monitored daily with rebalances occurring quarterly.

How did these strategies influence performance?

Nuveen Enhanced Core Equity Fund

Class A Shares (at net asset value) for the Nuveen Enhanced Core Equity Fund outperformed both its comparative indexes during the reporting period.

The quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from our relative overweights/underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero, however, the HydePark process does not constrain the portfolio to be industry or sector neutral. As a result, the Fund will sometimes overweight a sector because in aggregate, stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the six-month period, the Fund was overweighted in energy, telecommunication, and utility stocks and underweighted health care

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares

Average Annual Total Returns as of 12/31/08

	Cumulative 6-Month	1-Year	Since inception (12/3/2007)
Nuveen Enhanced Core Equity Fund
A Shares at NAV	-27.59%	-36.16%	-34.60%
A Shares at Offer	-31.74%	-39.84%	-38.09%
Lipper Large-Cap Core Funds Index[1]	-29.46%	-37.07%	-37.11%
S&P 500 Index[2]	-28.48%	-37.00%	-37.07%

Nuveen Enhanced Mid-Cap Fund
A Shares at NAV	-39.11%	-42.66%	-40.83%
A Shares at Offer	-42.60%	-45.94%	-43.99%
Lipper Mid-Cap Core Funds Index[3]	-33.93%	-38.53%	-38.63%
Russell Midcap Index[4]	-36.67%	-41.46%	-41.46%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

and consumer staples stocks. The largest single sector overweight was in energy, where the Fund was, on average, 3.6% overweight versus the index. The largest single underweight was, on average, in information technology, where the Fund was 4.0% underweight versus the index. Overall, sector weightings were a mild negative to the Funds relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was a strong positive for the Fund during this period, with overweights/ underweights in financials the biggest driver of relative performance. Stock selection was also a positive within the information technology and utilities sectors. Selection within energy, health care, and materials were a net drag on the portfolio.

Nuveen Enhanced Mid-Cap Fund

Class A Shares (at net asset value) for the Nuveen Enhanced Mid-Cap Fund underperformed both its comparative indexes during the reporting period.

Similar to the Nuveen Enhanced Core Equity Fund, we employed a quantitative, risk-controlled process that weighted every stock in the Fund according to our five wealth creation fundamentals. We believe the resultant portfolio also should, under normal circumstances, track its benchmark portfolios closely, with value-added potential coming from our relative overweights/underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

As with the Nuveen Enhanced Core Equity Fund, the sum of the Fund’s individual security overweights/underweights versus the index was maintained equal to zero, but was not constrained to be industry or sector neutral. As a result, the Fund sometimes was overweight stocks within a sector because all the individual stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for the portfolio can then be viewed two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the six-month period, the Fund was relatively overweighted in energy, materials, and industrial stocks and underweighted in health care and information technology stocks. The largest single sector overweight was in energy, where the Fund was, on average, 4.8% overweight versus the index. The largest single underweight was, on average, information technology, where the Fund was 5.0% underweight versus the index. Overall, sector weightings were a drag on the Funds relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was also a drag on performance for the Fund during this period. Stock selection was positive within the financial, information technology and utilities sectors and a negative within the energy, consumer discretionary and materials sectors

1	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 12/31/08 Nuveen Enhanced Core Equity Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NEEAX	NEECX	NEERX
NAV	$12.36	$12.40	$12.35
Latest Ordinary Income Distribution[2]	$0.2644	$0.1392	$0.3063
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-36.16%	-39.84%
Since Inception	-34.60%	-38.09%

C Shares	NAV
1-Year	-36.63%
Since Inception	-35.05%

I Shares	NAV
1-Year	-35.99%
Since Inception	-34.43%

Top Five Common Stock Holdings[3]
Exxon Mobil Corporation	5.9%
Chevron Corporation	2.6%
AT&T Inc.	2.6%
Procter & Gamble	2.5%
Johnson & Johnson	2.2%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$22,787
Number of Common Stocks	492

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.25%	0.73%	6/30/08
Class C	2.00%	1.48%	6/30/08
Class I	0.74%	0.48%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2008.

3	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 4

Fund Spotlight as of 12/31/08 Nuveen Enhanced Core Equity Fund

Industries[1]
Oil, Gas & Consumable Fuels	13.8%
Pharmaceuticals	7.9%
Commercial Banks	7.9%
Diversified Telecommunication Services	4.5%
Computers & Peripherals	3.6%
Household Products	3.3%
Food & Staples Retailing	3.3%
Electric Utilities	3.2%
Industrial Conglomerates	3.1%
Software	3.1%
Media	2.7%
Insurance	2.6%
Food Products	2.4%
Aerospace & Defense	2.4%
Beverages	2.4%
Tobacco	2.2%
Biotechnology	2.0%
Communications Equipment	2.0%
Health Care Equipment & Supplies	1.9%
Energy Equipment & Services	1.7%
Specialty Retail	1.7%
Semiconductors & Equipment	1.7%
Machinery	1.5%
Other	19.1%

1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$724.10	$721.60	$725.10	$1,021.42	$1,017.60	$1,022.67
Expenses Incurred During Period	$3.21	$6.49	$2.12	$3.76	$7.61	$2.49

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .74%, 1.50% and .49% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 5

Fund Spotlight as of 12/31/08 Nuveen Enhanced Mid-Cap Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NDPAX	NDPCX	NDPRX
NAV	$11.13	$11.17	$11.11
Latest Ordinary Income Distribution[2]	$0.1904	$0.0654	$0.2323
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Average Annual Total Returns as of 12/31/08

A Shares	NAV	Offer
1-Year	-42.66%	-45.94%
Since Inception	-40.83%	-43.99%

C Shares	NAV
1-Year	-43.10%
Since Inception	-41.30%

I Shares	NAV
1-Year	-42.54%
Since Inception	-40.71%

Top Five Common Stock Holdings[3]
Aon Corporation	1.1%
Marsh & McLennan Companies, Inc.	1.0%
Annaly Capital Management Inc.	0.9%
Noble Energy, Inc.	0.9%
PG&E Corporation	0.9%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,820
Number of Common Stocks	546

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.81%	0.76%	6/30/08
Class C	4.56%	1.51%	6/30/08
Class I	3.52%	0.51%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2008.

3	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 6

Fund Spotlight as of 12/31/08 Nuveen Enhanced Mid-Cap Fund

Industries[1]
Electric Utilities	7.9%
Insurance	7.8%
Oil, Gas & Consumable Fuels	6.1%
Multi-Utilities	4.1%
Energy Equipment & Services	4.1%
Machinery	4.0%
Food Products	4.0%
Commercial Banks	3.6%
Specialty Retail	3.1%
Specialized REIT	2.9%
Multiline Retail	2.7%
Chemicals	2.7%
Commercial Services & Supplies	2.6%
Household Durables	2.4%
Media	2.2%
Thrifts & Mortgage Finance	2.0%
Residential REIT	1.8%
Diversified Telecommunication Services	1.7%
IT Services	1.7%
Gas Utilities	1.7%
Containers & Packaging	1.4%
Hotels, Restaurants & Leisure	1.4%
Independent Power Producers & Energy Traders	1.4%
Health Care Providers & Services	1.2%
Semiconductors & Equipment	1.2%
Food & Staples Retailing	1.1%
Tobacco	1.0%
Capital Markets	1.0%
Computers & Peripherals	1.0%
Beverages	1.0%
Other	19.2%
1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$608.90	$606.40	$609.50	$1,021.27	$1,017.44	$1,022.52
Expenses Incurred During Period	$3.11	$6.18	$2.10	$3.91	$7.76	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .77%, 1.53% and .52% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Semi-Annual Report    Page 7

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 2.4%

1,700	Boeing Company	$72,539

900	General Dynamics Corporation	51,831

300	Goodrich Corporation	11,106

1,600	Honeywell International Inc.	52,528

300	L-3 Communications Holdings, Inc.	22,134

900	Lockheed Martin Corporation	75,672

900	Northrop Grumman Corporation	40,536

300	Precision Castparts Corporation	17,844

1,200	Raytheon Company	61,248

300	Rockwell Collins, Inc.	11,727

2,500	United Technologies Corporation	134,000
	Total Aerospace & Defense	551,165

	Air Freight & Logistics – 1.1%

500	C.H. Robinson Worldwide, Inc.	27,515

500	Expeditors International of Washington Inc.	16,635

900	FedEx Corporation	57,735

2,500	United Parcel Service, Inc., Class B	137,900
	Total Air Freight & Logistics	239,785

	Airlines – 0.1%

1,800	Southwest Airlines Co.	15,516
	Auto Components – 0.1%

700	Goodyear Tire & Rubber Company, (2)	4,179

1,300	Johnson Controls, Inc.	23,608
	Total Auto Components	27,787

	Automobiles – 0.1%

6,200	Ford Motor Company, (2)	14,198

100	General Motors Corporation	320

700	Harley-Davidson, Inc.	11,879
	Total Automobiles	26,397

	Beverages – 2.4%

200	Brown-Forman Corporation	10,298

5,400	Coca-Cola Company	244,458

600	Coca-Cola Enterprises Inc.	7,218

300	Constellation Brands, Inc., Class A, (2)	4,731

500	Dr. Pepper Snapple Group, (2)	8,125

400	Molson Coors Brewing Company, Class B	19,568

300	Pepsi Bottling Group, Inc.	6,753

4,300	PepsiCo, Inc.	235,511
	Total Beverages	536,662

	Biotechnology – 2.0%

3,400	Amgen Inc., (2)	196,350

500	Biogen Idec Inc., (2)	23,815

1,000	Celgene Corporation, (2)	55,280

8

Shares	Description (1)	Value

	Biotechnology (continued)

200	Cephalon, Inc., (2)	$15,408

700	Genzyme Corporation, (2)	46,459

2,300	Gilead Sciences, Inc., (2)	117,622
	Total Biotechnology	454,934

	Building Products – 0.1%

400	Fastenal Company	13,940

800	Masco Corporation	8,904
	Total Building Products	22,844

	Capital Markets – 1.1%

900	American Capital Limited	2,916

500	Ameriprise Financial, Inc.	11,680

3,400	Bank of New York Company, Inc.	96,322

2,700	Charles Schwab Corporation	43,659

1,200	E*Trade Group Inc., (2)	1,380

300	Federated Investors Inc.	5,088

300	Franklin Resources, Inc.	19,134

900	Invesco LTD	12,996

200	Janus Capital Group Inc.	1,606

100	Legg Mason, Inc.	2,191

1,000	State Street Corporation	39,330

600	T. Rowe Price Group Inc.	21,264
	Total Capital Markets	257,566

	Chemicals – 1.3%

500	Air Products & Chemicals Inc.	25,135

200	CF Industries Holdings, Inc.	9,832

3,000	Dow Chemical Company	45,270

2,800	E.I. Du Pont de Nemours and Company	70,840

300	Eastman Chemical Company	9,513

500	Ecolab Inc.	17,575

200	International Flavors & Fragrances Inc.	5,944

600	PPG Industries, Inc.	25,458

800	Praxair, Inc.	47,488

400	Rohm and Haas Company	24,716

300	Sigma-Aldrich Corporation	12,672
	Total Chemicals	294,443

	Commercial Banks – 7.9%

2,300	American Express Company	42,665

20,300	Bank of America Corporation	285,824

2,400	BB&T Corporation	65,904

700	Comerica Incorporated	13,895

1,100	Fifth Third Bancorp.	9,086

301	First Horizon National Corporation	3,176

1,100	Goldman Sachs Group, Inc.	92,829

9

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Commercial Banks (continued)

1,200	Huntington BancShares Inc.	$9,192

12,400	JPMorgan Chase & Co.	390,972

700	KeyCorp.	5,964

300	M&T Bank Corporation	17,223

1,100	Marshall and Ilsley Corporation	15,004

4,900	Merrill Lynch & Co., Inc.	57,036

1,500	Morgan Stanley	24,060

1,100	National City Corporation	1,991

400	Northern Trust Corporation	20,856

1,400	PNC Financial Services Group, Inc.	68,600

2,400	Regions Financial Corporation	19,104

1,200	SunTrust Banks, Inc.	35,448

7,100	U.S. Bancorp	177,571

2,800	Wachovia Corporation	15,512

13,900	Wells Fargo & Company	409,772

500	Zions Bancorporation	12,255
	Total Commercial Banks	1,793,939

	Commercial Services & Supplies – 0.7%

300	Avery Dennison Corporation	9,819

400	Cintas Corporation	9,292

200	Dun and Bradstreet Inc.	15,440

300	Equifax Inc.	7,956

600	Pitney Bowes Inc.	15,288

600	R.R. Donnelley & Sons Company	8,148

900	Republic Services, Inc.	22,311

500	Robert Half International Inc.	10,410

300	Stericycle Inc., (2)	15,624

1,500	Waste Management, Inc.	49,710
	Total Commercial Services & Supplies	163,998

	Communications Equipment – 2.0%

13,000	Cisco Systems, Inc., (2)	211,900

5,000	Corning Incorporated	47,650

300	Harris Corporation	11,415

1,100	Juniper Networks Inc., (2)	19,261

2,300	Motorola, Inc.	10,189

4,100	QUALCOMM Inc.	146,903

900	Tellabs Inc., (2)	3,708
	Total Communications Equipment	451,026

	Computers & Peripherals – 3.6%

1,900	Apple, Inc., (2)	162,165

3,300	Dell Inc., (2)	33,792

4,500	EMC Corporation, (2)	47,115

6,300	Hewlett-Packard Company	228,627

10

Shares	Description (1)	Value

	Computers & Peripherals (continued)

3,900	International Business Machines Corporation (IBM)	$328,224

300	Lexmark International, Inc., Class A, (2)	8,070

600	Network Appliance Inc., (2)	8,382

100	SanDisk Corporation, (2)	960

400	Sun Microsystems Inc., (2)	1,528

300	Teradata Corporation, (2)	4,449
	Total Computers & Peripherals	823,312

	Construction & Engineering – 0.1%

400	Fluor Corporation	17,948

200	Jacobs Engineering Group Inc., (2)	9,620
	Total Construction & Engineering	27,568

	Construction Materials – 0.1%

300	Vulcan Materials Company	20,874
	Consumer Finance – 0.4%

1,600	Capital One Financial Corporation	51,024

1,400	Discover Financial Services	13,342

100	MasterCard, Inc.	14,293

1,300	Western Union Company	18,642
	Total Consumer Finance	97,301

	Containers & Packaging – 0.2%

300	Ball Corporation	12,477

400	Bemis Company, Inc.	9,472

500	Pactiv Corporation, (2)	12,440

500	Sealed Air Corporation	7,470
	Total Containers & Packaging	41,859

	Diversified Consumer Services – 0.2%

300	Apollo Group, Inc., (2)	22,986

800	H & R Block Inc.	18,176
	Total Diversified Consumer Services	41,162

	Diversified Financial Services – 0.6%

600	CIT Group Inc.	2,724

12,000	Citigroup Inc.	80,520

100	CME Group, Inc.	20,811

100	Intercontinental Exchange Inc., (2)	8,244

300	Leucadia National Corporation, (2)	5,940

400	Moody's Corporation	8,036

300	Nasdaq Stock Market, Inc., (2)	7,413

400	New York Stock Exchange Euronext	10,952
	Total Diversified Financial Services	144,640

	Diversified Telecommunication Services – 4.4%

20,400	AT&T Inc.	581,400

500	CenturyTel, Inc.	13,665

600	Embarq Corporation	21,576

11

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Diversified Telecommunication Services (continued)

1,200	Frontier Communications Corporation	$10,488

6,300	Qwest Communications International Inc.	22,932

9,100	Sprint Nextel Corporation, (2)	16,653

9,700	Verizon Communications Inc.	328,830

2,000	Windstream Corporation	18,400
	Total Diversified Telecommunication Services	1,013,944

	Electric Utilities – 3.1%

400	Allegheny Energy, Inc.	13,544

800	Ameren Corporation	26,608

1,400	American Electric Power Company, Inc.	46,592

1,100	Consolidated Edison, Inc.	42,823

700	DTE Energy Company	24,969

1,000	Edison International	32,120

600	Entergy Corporation	49,878

1,900	Exelon Corporation	105,659

1,200	FirstEnergy Corp.	58,296

1,100	FPL Group, Inc.	55,363

800	Pepco Holdings, Inc.	14,208

1,200	PG&E Corporation	46,452

400	Pinnacle West Capital Corporation	12,852

1,200	PPL Corporation	36,828

1,000	Progress Energy, Inc.	39,850

2,700	Southern Company	99,900

900	TECO Energy, Inc.	11,115
	Total Electric Utilities	717,057

	Electrical Equipment – 0.4%

400	Cooper Industries, Ltd., Class A	11,692

2,100	Emerson Electric Company	76,881

400	Rockwell Automation, Inc.	12,896
	Total Electrical Equipment	101,469

	Electronic Equipment & Instruments – 0.5%

800	Agilent Technologies, Inc., (2)	12,504

300	Amphenol Corporation, Class A	7,194

500	Jabil Circuit Inc.	3,375

100	MEMC Electronic Materials, (2)	1,428

100	Millipore Corporation, (2)	5,152

300	Molex Inc.	4,347

1,100	Thermo Fisher Scientific, Inc., (2)	37,477

1,600	Tyco Electronics, Limited	25,936

200	Waters Corporation, (2)	7,330
	Total Electronic Equipment & Instruments	104,743

12

Shares	Description (1)	Value

	Energy Equipment & Services – 1.7%

1,500	Anadarko Petroleum Corporation	$57,825

800	Baker Hughes Incorporated	25,656

900	BJ Services Company	10,503

300	Cabot Oil & Gas Corporation	7,800

500	Cooper Cameron Corporation, (2)	10,250

500	ENSCO International Incorporated	14,195

1,800	Halliburton Company	32,724

1,300	Nabors Industries Inc., (2)	15,561

1,100	National-Oilwell Varco Inc., (2)	26,884

900	Noble Corporation	19,881

400	Rowan Companies Inc.	6,360

3,100	Schlumberger Limited	131,223

500	Smith International, Inc.	11,445

1,900	Weatherford International Ltd, (2)	20,558
	Total Energy Equipment & Services	390,865

	Food & Staples Retailing – 3.3%

1,000	Costco Wholesale Corporation	52,500

3,900	CVS Caremark Corporation	112,086

2,200	Kroger Co.	58,102

1,100	Safeway Inc.	26,147

800	SUPERVALU INC.	11,680

1,700	Sysco Corporation	38,998

2,500	Walgreen Co.	61,675

6,900	Wal-Mart Stores, Inc.	386,814

200	Whole Foods Market, Inc.	1,888
	Total Food & Staples Retailing	749,890

	Food Products – 2.4%

2,000	Archer-Daniels-Midland Company	57,660

800	Campbell Soup Company	24,008

1,400	ConAgra Foods, Inc.	23,100

300	Dean Foods Company, (2)	5,391

1,200	General Mills, Inc.	72,900

1,000	H.J. Heinz Company	37,600

500	Hershey Foods Corporation	17,370

400	JM Smucker Company	17,344

700	Kellogg Company	30,695

4,900	Kraft Foods Inc.	131,565

300	McCormick & Company, Incorporated	9,558

1,500	Monsanto Company	105,525

1,500	Sara Lee Corporation	14,685

600	Tyson Foods, Inc., Class A	5,256
	Total Food Products	552,657

13

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Gas Utilities – 0.3%

200	Nicor Inc.	$6,948

500	Questar Corporation	16,345

2,200	Spectra Energy Corporation	34,628
	Total Gas Utilities	57,921

	Health Care Equipment & Supplies – 1.9%

300	AmerisourceBergen Corporation	10,698

1,700	Baxter International Inc.	91,103

600	Becton, Dickinson and Company	41,034

2,100	Boston Scientific Corporation, (2)	16,254

300	C. R. Bard, Inc.	25,278

800	Cardinal Health, Inc.	27,576

1,400	Covidien Limited	50,736

300	DENTSPLY International Inc.	8,472

400	Hospira Inc., (2)	10,728

2,400	Medtronic, Inc.	75,408

200	Patterson Companies Inc., (2)	3,750

700	Saint Jude Medical Inc., (2)	23,072

400	Stryker Corporation	15,980

400	Varian Medical Systems, Inc., (2)	14,016

500	Zimmer Holdings, Inc., (2)	20,210
	Total Health Care Equipment & Supplies	434,315

	Health Care Providers & Services – 1.3%

700	Aetna Inc.	19,950

300	CIGNA Corporation	5,055

300	Coventry Health Care, Inc., (2)	4,464

300	Davita Inc., (2)	14,871

600	Express Scripts, Inc., (2)	32,988

300	Humana Inc., (2)	11,184

300	Laboratory Corporation of America Holdings, (2)	19,323

600	McKesson HBOC Inc.	23,238

1,300	Medco Health Solutions, Inc., (2)	54,483

400	Quest Diagnostics Incorporated	20,764

1,700	UnitedHealth Group Incorporated	45,220

1,100	Wellpoint Inc., (2)	46,343
	Total Health Care Providers & Services	297,883

	Health Care Technology – 0.0%

300	IMS Health Incorporated	4,548
	Hotels, Restaurants & Leisure – 1.4%

1,300	Carnival Corporation	31,616

200	Darden Restaurants Inc.	5,636

300	International Game Technology	3,567

500	Marriott International, Inc., Class A	9,725

3,600	McDonald's Corporation	223,884

14

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

900	Starbucks Corporation, (2)	$8,514

400	Starwood Hotels & Resorts Worldwide, Inc.	7,160

300	Wyndham Worldwide Corporation	1,965

100	Wynn Resorts Ltd, (2)	4,226

1,100	YUM! Brands, Inc.	34,650
	Total Hotels, Restaurants & Leisure	330,943

	Household Durables – 0.4%

200	Black & Decker Corporation	8,362

200	Centex Corporation	2,128

700	D.R. Horton, Inc.	4,949

400	Fortune Brands Inc.	16,512

200	KB Home	2,724

500	Leggett and Platt Inc.	7,595

300	Lennar Corporation, Class A	2,601

1,000	Newell Rubbermaid Inc.	9,780

600	Pulte Corporation	6,558

200	Snap-on Incorporated	7,876

300	Stanley Works	10,230

300	Whirlpool Corporation	12,405
	Total Household Durables	91,720

	Household Products – 3.3%

400	Clorox Company	22,224

1,300	Colgate-Palmolive Company	89,102

1,400	Kimberly-Clark Corporation	73,836

9,300	Procter & Gamble Company	574,926
	Total Household Products	760,088

	Independent Power Producers & Energy Traders – 0.1%

1,900	AES Corporation, (2)	15,656

400	Constellation Energy Group	10,036
	Total Independent Power Producers & Energy Traders	25,692

	Industrial Conglomerates – 3.1%

2,400	3M Co.	138,096

31,300	General Electric Company	507,060

600	Genuine Parts Company	22,716

500	Textron Inc.	6,935

1,400	Tyco International Ltd.	30,240
	Total Industrial Conglomerates	705,047

	Insurance – 2.6%

1,300	AFLAC Incorporated	59,592

1,100	Allstate Corporation	36,036

10,800	American International Group, Inc.	16,956

1,000	Aon Corporation	45,680

200	Assurant Inc.	6,000

15

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Insurance (continued)

1,400	Chubb Corporation	$71,400

600	Cincinnati Financial Corporation	17,442

900	Genworth Financial Inc., Class A	2,547

400	Hartford Financial Services Group, Inc.	6,568

700	Lincoln National Corporation	13,188

1,300	Loews Corporation	36,725

2,200	Marsh & McLennan Companies, Inc.	53,394

1,600	MetLife, Inc.	55,776

200	Principal Financial Group, Inc.	4,514

2,000	Progressive Corporation	29,620

400	Prudential Financial, Inc.	12,104

200	Torchmark Corporation	8,940

2,200	Travelers Companies, Inc.	99,440

900	Unum Group	16,740

1,500	XL Capital Ltd, Class A	5,550
	Total Insurance	598,212

	Internet & Catalog Retail – 0.1%

300	Amazon.com, Inc., (2)	15,384

400	Expedia, Inc., (2)	3,296
	Total Internet & Catalog Retail	18,680

	Internet Software & Services – 0.9%

1,700	eBay Inc., (2)	23,732

500	Google Inc., Class A, (2)	153,825

1,800	Yahoo! Inc., (2)	21,960
	Total Internet Software & Services	199,517

	IT Services – 0.6%

300	Affiliated Computer Services Inc., (2)	13,785

1,600	Automatic Data Processing, Inc.	62,944

400	Computer Sciences Corporation, (2)	14,056

100	Convergys Corporation, (2)	641

600	Fidelity National Information Services	9,762

400	Fiserv, Inc., (2)	14,548

900	Paychex, Inc.	23,652

400	Total System Services Inc.	5,600
	Total IT Services	144,988

	Leisure Equipment & Products – 0.2%

1,200	Eastman Kodak Company	7,896

400	Hasbro, Inc.	11,668

1,000	Mattel, Inc.	16,000
	Total Leisure Equipment & Products	35,564

16

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.1%

400	Life Technologies Corporation, (2)	$9,324

400	Perkinelmer Inc.	5,564
	Total Life Sciences Tools & Services	14,888

	Machinery – 1.5%

1,800	Caterpillar Inc.	80,406

500	Cummins Inc.	13,365

600	Danaher Corporation	33,966

800	Deere & Company	30,656

500	Dover Corporation	16,460

500	Eaton Corporation	24,855

100	Flowserve Corporation	5,150

1,100	Illinois Tool Works Inc.	38,555

900	Ingersoll Rand Company Limited, Class A	15,615

400	ITT Industries Inc.	18,396

100	Manitowoc Company Inc.	866

900	PACCAR Inc.	25,740

300	Pall Corporation	8,529

500	Parker Hannifin Corporation	21,270
	Total Machinery	333,829

	Marine – 0.3%

1,400	Transocean Inc., (2)	66,150
	Media – 2.7%

3,100	CBS Corporation, Class B	25,389

9,700	Comcast Corporation, Class A	163,736

1,700	DIRECTV Group, Inc., (2)	38,947

800	Gannett Company Inc.	6,400

1,200	Interpublic Group Companies, Inc., (2)	4,752

800	McGraw-Hill Companies, Inc.	18,552

100	Meredith Corporation	1,712

100	Monster Worldwide Inc., (2)	1,209

200	New York Times, Class A	1,466

5,800	News Corporation, Class A	52,722

900	Omnicom Group Inc.	24,228

200	Scripps Networks Interactive, Class A Shares	4,400

11,800	Time Warner Inc.	118,708

1,700	Viacom Inc., Class B, (2)	32,402

5,300	Walt Disney Company	120,257
	Total Media	614,880

	Metals & Mining – 0.8%

100	AK Steel Holding Corporation	932

2,700	Alcoa Inc.	30,402

200	Allegheny Technologies, Inc.	5,106

17

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Metals & Mining (continued)

300	CONSOL Energy Inc.	$8,574

1,500	Freeport-McMoRan Copper & Gold, Inc.	36,660

900	Newmont Mining Corporation	36,630

900	Nucor Corporation	41,580

100	Titanium Metals Corporation	881

400	United States Steel Corporation	14,880
	Total Metals & Mining	175,645

	Multiline Retail – 0.6%

300	Big Lots, Inc., (2)	4,347

500	Family Dollar Stores, Inc.	13,035

1,300	Federated Department Stores, Inc.	13,455

700	J.C. Penney Company, Inc.	13,790

800	Kohl's Corporation, (2)	28,960

400	Nordstrom, Inc.	5,324

100	Sears Holding Corporation, (2)	3,887

1,900	Target Corporation	65,607
	Total Multiline Retail	148,405

	Multi-Utilities – 1.4%

1,300	CenterPoint Energy, Inc.	16,406

600	CMS Energy Corporation	6,066

2,000	Dominion Resources, Inc.	71,680

5,000	Duke Energy Corporation	75,050

300	Dynegy Inc., (2)	600

300	Integrys Energy Group, Inc.	12,894

1,100	NiSource Inc.	12,067

1,500	Public Service Enterprise Group Incorporated	43,755

900	Sempra Energy	38,367

400	Wisconsin Energy Corporation	16,792

1,600	Xcel Energy, Inc.	29,680
	Total Multi-Utilities	323,357

	Office Electronics – 0.1%

1,800	Xerox Corporation	14,346
	Oil, Gas & Consumable Fuels – 13.8%

1,300	Apache Corporation	96,889

1,600	Chesapeake Energy Corporation	25,872

7,900	Chevron Corporation	584,363

6,200	ConocoPhillips	321,160

1,700	Devon Energy Corporation	111,707

2,100	El Paso Corporation	16,443

1,100	EOG Resources, Inc.	73,238

16,900	Exxon Mobil Corporation	1,349,127

1,000	Hess Corporation	53,640

2,500	Marathon Oil Corporation	68,400

18

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

100	Massey Energy Company	$1,379

700	Murphy Oil Corporation	31,045

600	Noble Energy, Inc.	29,532

2,800	Occidental Petroleum Corporation	167,972

500	Peabody Energy Corporation	11,375

500	Pioneer Natural Resources Company	8,090

500	Range Resources Corporation	17,195

1,400	Southwestern Energy Company, (2)	40,558

300	Sunoco, Inc.	13,038

100	Tesoro Petroleum Corporation	1,317

1,500	Valero Energy Corporation	32,460

1,800	Williams Companies, Inc.	26,064

1,700	XTO Energy, Inc.	59,959
	Total Oil, Gas & Consumable Fuels	3,140,823

	Paper & Forest Products – 0.2%

1,700	International Paper Company	20,060

600	MeadWestvaco Corporation	6,714

600	Weyerhaeuser Company	18,366
	Total Paper & Forest Products	45,140

	Personal Products – 0.1%

800	Avon Products, Inc.	19,224

300	Estee Lauder Companies Inc., Class A	9,288
	Total Personal Products	28,512

	Pharmaceuticals – 7.9%

4,500	Abbott Laboratories	240,165

500	Allergan, Inc.	20,160

5,600	Bristol-Myers Squibb Company	130,200

2,600	Eli Lilly and Company	104,702

800	Forest Laboratories, Inc., (2)	20,376

8,500	Johnson & Johnson	508,555

800	King Pharmaceuticals Inc., (2)	8,496

4,700	Merck & Co. Inc.	142,880

700	Mylan Laboratories Inc., (2)	6,923

23,100	Pfizer Inc.	409,101

2,600	Schering-Plough Corporation	44,278

188	Teva Pharmaceutical Industries Limited, Sponsored ADR	8,010

300	Watson Pharmaceuticals Inc., (2)	7,971

3,900	Wyeth	146,289
	Total Pharmaceuticals	1,798,106

	Real Estate – 1.0%

300	Apartment Investment & Management Company, Class A	3,465

200	AvalonBay Communities, Inc.	12,116

300	Boston Properties, Inc.	16,500

19

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Real Estate (continued)

600	Developers Diversified Realty Corporation	$2,928

1,000	Equity Residential	29,820

700	Health Care Property Investors Inc.	19,439

2,100	Host Hotels & Resorts Inc.	15,897

500	Kimco Realty Corporation	9,140

500	Plum Creek Timber Company	17,370

600	ProLogis	8,334

400	Public Storage, Inc.	31,800

500	Simon Property Group, Inc.	26,565

400	Vornado Realty Trust	24,140
	Total Real Estate	217,514

	Real Estate Management & Development – 0.0%

100	CB Richard Ellis Group, Inc., Class A, (2)	432
	Road & Rail – 1.2%

900	Burlington Northern Santa Fe Corporation	68,139

1,500	CSX Corporation	48,705

1,400	Norfolk Southern Corporation	65,870

200	Ryder System, Inc.	7,756

1,600	Union Pacific Corporation	76,480
	Total Road & Rail	266,950

	Semiconductors & Equipment – 1.7%

800	Advanced Micro Devices, Inc., (2)	1,728

700	Altera Corporation	11,697

700	Analog Devices, Inc.	13,314

2,600	Applied Materials, Inc.	26,338

800	Broadcom Corporation, Class A, (2)	13,576

13,600	Intel Corporation	199,376

300	KLA-Tencor Corporation	6,537

500	Linear Technology Corporation	11,060

1,300	LSI Logic Corporation, (2)	4,277

500	Microchip Technology Incorporated	9,765

1,800	Micron Technology, Inc., (2)	4,752

400	National Semiconductor Corporation	4,028

200	Novellus Systems, Inc., (2)	2,468

300	NVIDIA Corporation, (2)	2,421

300	QLogic Corporation, (2)	4,032

100	Teradyne Inc., (2)	422

3,200	Texas Instruments Incorporated	49,664

700	Xilinx, Inc.	12,474
	Total Semiconductors & Equipment	377,929

	Software – 3.1%

1,100	Adobe Systems Incorporated, (2)	23,419

100	Akamai Technologies, Inc., (2)	1,509

20

Shares	Description (1)	Value

	Software (continued)

200	Autodesk, Inc., (2)	$3,930

500	BMC Software, Inc., (2)	13,455

900	CA Inc.	16,677

500	Citrix Systems, (2)	11,785

700	Cognizant Technology Solutions Corporation, Class A, (2)	12,642

700	Compuware Corporation, (2)	4,725

100	Electronic Arts Inc. (EA), (2)	1,604

800	Intuit Inc., (2)	19,032

19,400	Microsoft Corporation	377,136

800	Novell Inc., (2)	3,112

9,700	Oracle Corporation, (2)	171,981

100	Salesforce.com, Inc., (2)	3,201

2,200	Symantec Corporation, (2)	29,744

300	VeriSign, Inc., (2)	5,724
	Total Software	699,676

	Specialty Retail – 1.7%

200	Abercrombie & Fitch Co., Class A	4,614

300	AutoNation Inc., (2)	2,964

100	AutoZone, Inc., (2)	13,947

500	Bed Bath and Beyond Inc., (2)	12,710

600	Best Buy Co., Inc.	16,866

200	GameStop Corporation, (2)	4,332

1,300	Gap, Inc.	17,407

5,300	Home Depot, Inc.	122,006

900	Limited Brands, Inc.	9,036

4,300	Lowe's Companies, Inc.	92,536

400	Office Depot, Inc., (2)	1,192

300	RadioShack Corporation	3,582

300	Sherwin-Williams Company	17,925

1,900	Staples, Inc.	34,048

200	Tiffany & Co.	4,726

1,300	TJX Companies, Inc.	26,741
	Total Specialty Retail	384,632

	Textiles, Apparel & Luxury Goods – 0.4%

600	Coach, Inc., (2)	12,462

200	Jones Apparel Group, Inc.	1,172

1,100	Nike, Inc., Class B	56,100

100	Polo Ralph Lauren Corporation	4,541

300	VF Corporation	16,431
	Total Textiles, Apparel & Luxury Goods	90,706

	Thrifts & Mortgage Finance – 0.2%

2,000	Hudson City Bancorp, Inc.	31,920

1,300	People's United Financial, Inc.	23,179

21

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Thrifts & Mortgage Finance (continued)

400	Sovereign Bancorp, Inc., (2)	$1,192
	Total Thrifts & Mortgage Finance	56,291

	Tobacco – 2.2%

8,600	Altria Group, Inc.	129,516

500	Lorillard Inc.	28,175

6,700	Philip Morris International	291,517

600	Reynolds American Inc.	24,186

500	UST Inc.	34,690
	Total Tobacco	508,084

	Trading Companies & Distributors – 0.1%

200	W.W. Grainger, Inc.	15,768
	Wireless Telecommunication Services – 0.1%

700	American Tower Corporation, (2)	20,524
	Total Investments (cost $32,060,788) – 99.7%	22,711,108

	Other Assets Less Liabilities – 0.3%	76,250

	Net Assets – 100%	$22,787,358

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

22

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 99.7%

	Aerospace & Defense – 0.9%

10	Alliant Techsystems Inc., (2)	$858

20	FLIR Systems Inc., (2)	614

130	Goodrich Corporation	4,813

100	L-3 Communications Holdings, Inc.	7,378

20	Precision Castparts Corporation	1,190

50	Rockwell Collins, Inc.	1,955
	Total Aerospace & Defense	16,808

	Air Freight & Logistics – 0.2%

70	C.H. Robinson Worldwide, Inc.	3,852

10	UTI Worldwide, Inc.	143
	Total Air Freight & Logistics	3,995

	Airlines – 0.1%

20	Copa Holdings SA	606

190	Southwest Airlines Co.	1,638
	Total Airlines	2,244

	Auto Components – 0.6%

110	Advance Auto Parts, Inc.	3,702

70	Autoliv Inc.	1,502

10	BorgWarner Inc.	218

10	Federal Mogul Corporation, Class A Shares, (2)	42

710	Goodyear Tire & Rubber Company, (2)	4,239

30	LKQ Corporation, (2)	350

10	WABCO Holdings Inc.	158
	Total Auto Components	10,211

	Automobiles – 0.9%

4,730	Ford Motor Company, (2)	10,832

330	Harley-Davidson, Inc.	5,600

10	Thor Industries, Inc.	132
	Total Automobiles	16,564

	Beverages – 1.0%

60	Brown-Forman Corporation	3,089

370	Coca-Cola Enterprises Inc.	4,451

60	Dr. Pepper Snapple Group, (2)	975

130	Molson Coors Brewing Company, Class B	6,360

150	Pepsi Bottling Group, Inc.	3,377

10	PepsiAmericas Inc.	204
	Total Beverages	18,456

	Biotechnology – 0.0%

10	Sepracor Inc., (2)	110
	Building Products – 0.3%

10	Armstrong World Industries Inc., (2)	216

70	Fastenal Company	2,440

23

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Building Products (continued)

50	Lennox International Inc.	$1,615

10	Owens Corning, (2)	173
	Total Building Products	4,444

	Capital Markets – 1.0%

490	American Capital Limited	1,588

370	Ameriprise Financial, Inc.	8,643

250	Invesco LTD	3,610

30	Jefferies Group, Inc.	422

10	Lazard Limited	297

110	Raymond James Financial Inc.	1,884

60	SEI Investments Company	943

70	TD Ameritrade Holding Corporation, (2)	998

10	Waddell & Reed Financial, Inc., Class A	155
	Total Capital Markets	18,540

	Chemicals – 2.7%

40	Airgas, Inc.	1,560

10	Albemarle Corporation	223

40	Ashland Inc.	420

40	Cabot Corporation	612

350	Celanese Corporation, Series A	4,351

90	CF Industries Holdings, Inc.	4,424

80	Chemtura Corporation	112

10	Cytec Industries, Inc.	212

180	Eastman Chemical Company	5,708

10	Ecolab Inc.	352

60	FMC Corporation	2,684

60	International Flavors & Fragrances Inc.	1,783

40	Lubrizol Corporation	1,456

230	PPG Industries, Inc.	9,759

170	Rohm and Haas Company	10,504

30	RPM International, Inc.	399

30	Sigma-Aldrich Corporation	1,267

70	Terra Industries, Inc.	1,167

130	Valspar Corporation	2,352
	Total Chemicals	49,345

	Commercial Banks – 3.6%

150	Associated Banc-Corp.	3,140

110	BancorpSouth Inc.	2,570

60	Bank of Hawaii Corporation	2,710

20	BOK Financial Corporation	808

40	City National Corporation	1,948

310	Comerica Incorporated	6,154

80	Commerce Bancshares Inc.	3,516

24

Shares	Description (1)	Value

	Commercial Banks (continued)

90	Cullen/Frost Bankers, Inc.	$4,561

280	Fulton Financial Corporation	2,694

340	Huntington BancShares Inc.	2,604

90	M&T Bank Corporation	5,167

490	Marshall and Ilsley Corporation	6,684

20	Northern Trust Corporation	1,043

320	Popular, Inc.	1,651

840	Regions Financial Corporation	6,686

80	Synovus Financial Corp.	664

240	TCF Financial Corporation	3,278

110	Valley National Bancorp.	2,228

20	Webster Financial Corporation	276

90	Whitney Holding Corporation	1,439

70	Wilmington Trust Corporation	1,557

170	Zions Bancorporation	4,167
	Total Commercial Banks	65,545

	Commercial Services & Supplies – 2.6%

150	Avery Dennison Corporation	4,910

20	Brinks Company	538

20	Career Education Corporation, (2)	359

180	Cintas Corporation	4,181

10	Corporate Executive Board Company	221

50	Dun and Bradstreet Inc.	3,860

70	Equifax Inc.	1,856

10	FTI Consulting Inc., (2)	447

30	Genpact Limited, (2)	247

40	Hewitt Associates Inc., Class A, (2)	1,135

20	IHS Inc., (2)	748

90	Manpower Inc.	3,059

200	Pitney Bowes Inc.	5,096

330	R.R. Donnelley & Sons Company	4,481

400	Republic Services, Inc.	9,916

160	Robert Half International Inc.	3,331

90	Steelcase Inc.	506

10	Strayer Education Inc.	2,144

30	Zebra Technologies Corporation, Class A, (2)	608
	Total Commercial Services & Supplies	47,643

	Communication Equipment – 0.1%

40	Harris Corporation	1,522

470	Level 3 Communications Inc., (2)	329

10	NeuStar, Inc., (2)	191

50	Tellabs Inc., (2)	206
	Total Communication Equipment	2,248

25

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Computers & Peripherals – 1.0%

140	Ingram Micro, Inc., (2)	$1,875

160	Lexmark International, Inc., Class A, (2)	4,304

10	MSCI Inc., Class A Shares, (2)	178

1,370	Seagate Technology	6,069

60	Teradata Corporation, (2)	890

450	Western Digital Corporation, (2)	5,153
	Total Computers & Peripherals	18,469

	Construction & Engineering – 0.2%

90	AECOM Technology Corporation, (2)	2,766
	Construction Materials – 0.3%

80	Vulcan Materials Company	5,566
	Consumer Finance – 0.4%

70	Americredit Corp., (2)	535

600	Capitalsource Inc.	2,772

330	Discover Financial Services	3,145
	Total Consumer Finance	6,452

	Containers & Packaging – 1.4%

60	AptarGroup Inc.	2,114

110	Ball Corporation	4,575

140	Bemis Company, Inc.	3,315

40	Crown Holdings Inc., (2)	768

10	Greif Inc.	334

110	Owens-Illinois, Inc., (2)	3,006

110	Packaging Corp. of America	1,481

170	Pactiv Corporation, (2)	4,230

210	Sealed Air Corporation	3,137

1,080	Smurfit-Stone Container Corporation, (2)	275

100	Sonoco Products Company	2,316

40	Temple-Inland Inc.	192
	Total Containers & Packaging	25,743

	Diversified Consumer Services – 0.7%

20	Apollo Group, Inc., (2)	1,532

60	Devry, Inc.	3,445

290	H & R Block Inc.	6,589

50	Hillenbrand Inc.	834

100	Service Corporation International	497
	Total Diversified Consumer Services	12,897

	Diversified Financial Services – 0.1%

120	Allied Capital Corporation	323

20	Eaton Vance Corporation	420

40	Nasdaq Stock Market, Inc., (2)	988
	Total Diversified Financial Services	1,731

26

Shares	Description (1)	Value

	Diversified REIT – 0.8%

320	Duke Realty Corporation	$3,507

170	Liberty Property Trust	3,881

130	Vornado Realty Trust	7,846
	Total Diversified REIT	15,234

	Diversified Telecommunication Services – 1.7%

240	CenturyTel, Inc.	6,559

220	Embarq Corporation	7,911

410	Frontier Communications Corporation	3,583

1,980	Qwest Communications International Inc.	7,207

690	Windstream Corporation	6,348
	Total Diversified Telecommunication Services	31,608

	Electric Utilities – 7.9%

140	Alliant Energy Corporation	4,085

250	Ameren Corporation	8,315

450	American Electric Power Company, Inc.	14,976

390	Consolidated Edison, Inc.	15,183

20	Covanta Holding Corporation, (2)	439

130	DPL Inc.	2,969

190	DTE Energy Company	6,777

460	Edison International	14,775

150	Great Plains Energy Incorporated	2,900

120	Hawaiian Electric Industries	2,657

180	Northeast Utilities	4,331

240	NV Energy Inc.	2,374

110	OGE Energy Corp.	2,836

350	Pepco Holdings, Inc.	6,216

420	PG&E Corporation	16,256

140	Pinnacle West Capital Corporation	4,498

470	PPL Corporation	14,424

290	Progress Energy, Inc.	11,557

530	Reliant Energy Inc., (2)	3,063

340	TECO Energy, Inc.	4,199
	Total Electric Utilities	142,830

	Electrical Equipment – 0.6%

40	Ametek Inc.	1,208

180	Cooper Industries, Ltd., Class A	5,261

40	Hubbell Incorporated, Class B	1,307

30	Lincoln Electric Holdings Inc.	1,528

60	Rockwell Automation, Inc.	1,934
	Total Electrical Equipment	11,238

	Electronic Equipment & Instruments – 0.8%

140	Agilent Technologies, Inc., (2)	2,188

130	Arrow Electronics, Inc., (2)	2,449

27

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

210	Avnet Inc., (2)	$3,824

40	AVX Group	318

70	Diebold Inc.	1,966

20	Gentex Corporation	177

30	Molex Inc.	435

20	National Instruments Corporation	487

30	Roper Industries Inc.	1,302

10	Tech Data Corporation, (2)	178

30	Trimble Navigation Limited, (2)	648

80	Vishay Intertechnology Inc., (2)	274

10	Waters Corporation, (2)	367
	Total Electronic Equipment & Instruments	14,613

	Energy Equipment & Services – 4.1%

420	BJ Services Company	4,901

120	Cabot Oil & Gas Corporation	3,120

60	Diamond Offshore Drilling, Inc.	3,536

20	Dresser Rand Group, Inc., (2)	345

350	ENSCO International Incorporated	9,937

240	Helmerich & Payne Inc.	5,460

20	Key Energy Services Inc., (2)	88

960	Nabors Industries Inc., (2)	11,491

480	Noble Corporation	10,603

90	Oil States International Inc., (2)	1,682

480	Patterson-UTI Energy, Inc.	5,525

370	Pride International Inc., (2)	5,913

290	Rowan Companies Inc.	4,611

30	SeaCor Smit Inc., (2)	2,000

90	Tidewater Inc.	3,624

70	Unit Corporation, (2)	1,870
	Total Energy Equipment & Services	74,706

	Food & Staples Retailing – 1.1%

70	BJ's Wholesale Club, (2)	2,398

820	Rite Aid Corporation, (2)	254

560	Safeway Inc.	13,311

320	SUPERVALU INC.	4,672
	Total Food & Staples Retailing	20,635

	Food Products – 4.0%

250	Bunge Limited	12,943

300	Campbell Soup Company	9,003

630	ConAgra Foods, Inc.	10,395

80	Corn Products International, Inc.	2,308

160	Del Monte Foods Company	1,142

350	H.J. Heinz Company	13,160

28

Shares	Description (1)	Value

	Food Products (continued)

140	Hershey Foods Corporation	$4,864

60	Hormel Foods Corporation	1,865

170	JM Smucker Company	7,371

90	McCormick & Company, Incorporated	2,867

450	Sara Lee Corporation	4,406

210	Tyson Foods, Inc., Class A	1,840
	Total Food Products	72,164

	Gas Utilities – 1.7%

90	AGL Resources Inc.	2,822

120	Atmos Energy Corporation	2,844

80	Energen Corporation	2,346

40	Equitable Resources Inc.	1,342

200	Questar Corporation	6,538

10	Southern Union Company	130

700	Spectra Energy Corporation	11,018

120	UGI Corporation	2,930
	Total Gas Utilities	29,970

	Health Care Equipment & Supplies – 0.5%

10	Beckman Coulter, Inc.	439

30	C. R. Bard, Inc.	2,528

50	Hill Rom Holdings Inc.	823

70	Hospira Inc., (2)	1,877

40	Lincare Holdings, (2)	1,077

20	ResMed Inc., (2)	750

50	Saint Jude Medical Inc., (2)	1,648

10	Varian Medical Systems, Inc., (2)	350
	Total Health Care Equipment & Supplies	9,492

	Health Care Providers & Services – 1.2%

170	Coventry Health Care, Inc., (2)	2,530

80	Davita Inc., (2)	3,966

10	Express Scripts, Inc., (2)	550

60	Laboratory Corporation of America Holdings, (2)	3,865

50	Lifepoint Hospitals Inc., (2)	1,142

120	Omnicare, Inc.	3,331

10	Pediatrix Medical Group Inc., (2)	317

10	Pharmaceutical Product Development Inc.	290

90	Quest Diagnostics Incorporated	4,672

40	Universal Health Services, Inc., Class B	1,503

20	VCA Antech, Inc., (2)	398
	Total Health Care Providers & Services	22,564

	Health Care Technology – 0.1%

170	Health Corporation, (2)	1,778

40	IMS Health Incorporated	606
	Total Health Care Technology	2,384

29

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure – 1.4%

40	Burger King Holdings Inc.	$955

10	Chipotle Mexican Grill, (2)	620

10	Choice Hotels International, Inc.	301

110	Darden Restaurants Inc.	3,100

30	International Game Technology	357

50	Interval Leisure Group Inc., (2)	270

10	Intl Speedway Corporation	287

30	MGM Mirage Inc., (2)	413

30	Panera Bread Company, (2)	1,567

10	Penn National Gaming, Inc., (2)	214

290	Royal Caribbean Cruises Limited	3,988

80	Tim Hortons Inc.	2,307

90	Wyndham Worldwide Corporation	590

330	YUM! Brands, Inc.	10,395
	Total Hotels, Restaurants & Leisure	25,364

	Household Durables – 2.4%

100	Black & Decker Corporation	4,181

180	Fortune Brands Inc.	7,430

60	KB Home	817

170	Leggett and Platt Inc.	2,582

130	Lennar Corporation, Class A	1,127

30	MDC Holdings Inc.	909

140	Mohawk Industries Inc., (2)	6,016

390	Newell Rubbermaid Inc.	3,814

130	Pulte Corporation	1,421

70	Snap-on Incorporated	2,757

120	Stanley Works	4,092

200	Whirlpool Corporation	8,270
	Total Household Durables	43,416

	Household Products – 0.7%

70	Church & Dwight Company Inc.	3,928

150	Clorox Company	8,334
	Total Household Products	12,262

	Independent Power Producers & Energy Traders – 1.4%

1,100	AES Corporation, (2)	9,064

200	Calpine Corporation, (2)	1,456

180	Constellation Energy Group	4,516

410	NRG Energy Inc., (2)	9,565
	Total Independent Power Producers & Energy Traders	24,601

	Industrial Conglomerates – 0.9%

20	Carlisle Companies Inc.	414

220	Genuine Parts Company	8,329

50	Teleflex Inc.	2,505

30

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

340	Textron Inc.	$4,716
	Total Industrial Conglomerates	15,964

	Industrial REIT – 0.5%

90	AMB Property Corp.	2,108

430	ProLogis	5,973
	Total Industrial REIT	8,081

	Insurance – 7.8%

40	Allied World Assurance Holdings	1,624

100	American Financial Group Inc.	2,288

430	Aon Corporation	19,638

90	Arch Capital Group Limited, (2)	6,309

120	Arthur J. Gallagher & Co.	3,109

170	Axis Capital Holdings Limited	4,950

100	Brown & Brown Inc.	2,090

160	Cincinnati Financial Corporation	4,651

50	Conseco Inc., (2)	259

70	Endurance Specialty Holdings, Limited	2,137

30	Erie Indemnity Company	1,129

50	Everest Reinsurance Group Ltd	3,807

220	Fidelity National Title Group Inc., Class A	3,905

70	First American Corporation	2,022

710	Genworth Financial Inc., Class A	2,009

50	Hanover Insurance Group Inc.	2,149

170	HCC Insurance Holdings Inc.	4,548

230	Lincoln National Corporation	4,333

10	Markel Corporation, (2)	2,990

770	Marsh & McLennan Companies, Inc.	18,686

30	Mercury General Corporation	1,380

50	Nationwide Financial Services, Inc.	2,611

260	Old Republic International Corporation	3,099

20	OneBeacon Insurance Group Limited, Class A	209

60	PartnerRe Limited	4,276

740	Progressive Corporation	10,959

60	Protective Life Corporation	861

70	Reinsurance Group of America Inc.	2,997

50	RenaisasnceRE Holdings, Limited	2,578

40	StanCorp Financial Group Inc.	1,671

60	Torchmark Corporation	2,682

20	Transatlantic Holdings Inc.	801

40	Unitrin, Inc.	638

340	Unum Group	6,324

10	White Mountain Insurance Group	2,671

31

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Insurance (continued)

190	WR Berkley Corporation	$5,890
	Total Insurance	142,280

	Internet & Catalog Retail – 0.3%

40	Hosting Site Network, Inc., (2)	291

140	IAC/InterActiveCorp., (2)	2,202

50	MSC Industrial Direct Inc., Class A	1,842

40	Ticketmaster Online-Citysearch, Inc., (2)	257
	Total Internet & Catalog Retail	4,592

	Internet Software & Services – 0.1%

50	F5 Networks, Inc., (2)	1,143

40	Metavante Technologies Inc., (2)	644
	Total Internet Software & Services	1,787

	IT Services – 1.7%

120	Affiliated Computer Services Inc., (2)	5,514

40	Broadridge Financial Solutions, Inc.	502

190	Computer Sciences Corporation, (2)	6,677

40	Convergys Corporation, (2)	256

240	Fidelity National Information Services	3,905

30	Fiserv, Inc., (2)	1,091

40	Global Payments Inc.	1,312

80	Iron Mountain Inc., (2)	1,978

90	Lender Processing Services Inc.	2,651

100	Paychex, Inc.	2,628

140	SAIC, Inc., (2)	2,727

80	Total System Services Inc.	1,120
	Total IT Services	30,361

	Leisure Equipment & Products – 0.9%

710	Eastman Kodak Company	4,672

190	Hasbro, Inc.	5,542

420	Mattel, Inc.	6,720
	Total Leisure Equipment & Products	16,934

	Life Sciences Tools & Services – 0.3%

40	Edwards Lifesciences Corporation, (2)	2,198

30	Perkinelmer Inc.	417

30	Techne Corporation	1,936
	Total Life Sciences Tools & Services	4,551

	Machinery – 4.0%

240	Cummins Inc.	6,415

20	Donaldson Company, Inc.	673

220	Dover Corporation	7,242

250	Eaton Corporation	12,428

40	Flowserve Corporation	2,060

60	Gardner Denver, Inc., (2)	1,400

32

Shares	Description (1)	Value

	Machinery (continued)

10	Graco Inc.	$237

110	Harsco Corporation	3,045

30	IDEX Corporation	725

510	Ingersoll Rand Company Limited, Class A	8,849

140	ITT Industries Inc.	6,439

40	John Bean Technologies Corporation	327

20	Kennametal Inc.	444

40	Pall Corporation	1,137

200	Parker Hannifin Corporation	8,508

140	Pentair, Inc.	3,314

40	SPX Corporation	1,622

230	Terex Corporation, (2)	3,984

90	Timken Company	1,767

130	Trinity Industries Inc.	2,049
	Total Machinery	72,665

	Marine – 0.2%

40	Alexander and Bald, Inc.	1,002

50	Overseas Shipholding Group Inc.	2,106
	Total Marine	3,108

	Media – 2.2%

10	Ascent Media Corporation, (2)	218

220	Cablevision Systems Corporation	3,705

1,150	CBS Corporation, Class B	9,419

10	Clear Channel Outdoor Holdings Inc., Class A, (2)	62

60	Discovery Communications Inc., Class C Shares, (2)	803

80	Dreamworks Animation SKG Inc., (2)	2,021

100	E.W. Scripps Company, Class A	221

240	Echostar Communications Corporation, Variable Prepaid Forward, (2)	2,662

60	Echostar Holding Corproation, Class A, (2)	892

160	Gannett Company Inc.	1,280

40	Hearst-Argyle Television Inc.	242

440	Interpublic Group Companies, Inc., (2)	1,742

40	John Wiley and Sons Inc., Class A	1,423

360	Liberty Global Inc, A Shares, (2)	5,731

80	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	1,398

640	Liberty Media Holding Corporation Interactive, Class A, (2)	1,997

100	McGraw-Hill Companies, Inc.	2,319

30	New York Times, Class A	220

40	Scripps Networks Interactive, Class A Shares	880

660	Virgin Media, Inc.	3,293

20	Warner Music Group Corporation	60
	Total Media	40,588

33

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Metals & Mining – 0.5%

80	Allegheny Technologies, Inc.	$2,042

160	Cliffs Natural Resources Inc.	4,098

60	Reliance Steel & Aluminum Company	1,196

20	Schnitzer Steel Industries, Inc.	753

100	Steel Dynamics Inc.	1,118
	Total Metals & Mining	9,207

	Mortgage REIT – 0.9%

1,060	Annaly Capital Management Inc.	16,820

110	iStar Financial Inc.	245
	Total Mortgage REIT	17,065

	Multiline Retail – 2.7%

130	Big Lots, Inc., (2)	1,884

100	Dollar Tree Stores Inc., (2)	4,180

210	Family Dollar Stores, Inc.	5,475

1,260	Federated Department Stores, Inc.	13,041

500	J.C. Penney Company, Inc.	9,850

250	Kohl's Corporation, (2)	9,050

280	Nordstrom, Inc.	3,727

60	Sears Holding Corporation, (2)	2,332
	Total Multiline Retail	49,539

	Multi-Utilities – 4.1%

530	CenterPoint Energy, Inc.	6,689

130	Integrys Energy Group, Inc.	5,587

210	MDU Resources Group Inc.	4,532

100	National Fuel Gas Company	3,133

460	NiSource Inc.	5,046

110	NSTAR	4,014

140	ONEOK, Inc.	4,077

150	Puget Energy, Inc.	4,091

130	Scana Corporation	4,628

330	Sempra Energy	14,068

90	Vectren Corporation	2,251

180	Wisconsin Energy Corporation	7,556

510	Xcel Energy, Inc.	9,461
	Total Multi-Utilities	75,133

	Office Electronics – 0.3%

640	Xerox Corporation	5,101
	Office REIT – 0.6%

20	Boston Properties, Inc.	1,100

180	Brandywine Realty Trust	1,388

410	HRPT Properties Trust	1,382

30	Kilroy Realty Corporation	1,004

90	Mack-Cali Realty Corporation	2,205

34

Shares	Description (1)	Value

	Office REIT (continued)

140	SL Green Realty Corporation	$3,626
	Total Office REIT	10,705

	Oil, Gas & Consumable Fuels – 6.1%

150	Alpha Natural Resources Inc., (2)	2,429

120	Arch Coal Inc.	1,955

230	Cimarex Energy Company	6,159

30	CNX Gas Corporation, (2)	819

30	Continental Resources Inc., (2)	621

1,330	El Paso Corporation	10,414

80	Encore Acquisition Company, (2)	2,042

180	Forest Oil Corporation, (2)	2,968

190	Frontline Limited	5,626

110	Mariner Energy Inc., (2)	1,122

320	Murphy Oil Corporation	14,192

290	Newfield Exploration Company, (2)	5,728

340	Noble Energy, Inc.	16,733

270	Petrohawk Energy Corporation, (2)	4,220

340	Pioneer Natural Resources Company	5,501

230	Plains Exploration & Production Company, (2)	5,345

160	Range Resources Corporation	5,502

370	Southwestern Energy Company, (2)	10,719

120	Sunoco, Inc.	5,215

30	Teekay Shipping Corporation	590

60	W&T Offshore Inc.	859

70	Whiting Petroleum Corporation, (2)	2,342
	Total Oil, Gas & Consumable Fuels	111,101

	Paper & Forest Products – 0.9%

950	International Paper Company	11,210

250	MeadWestvaco Corporation	2,798

80	Weyerhaeuser Company	2,449
	Total Paper & Forest Products	16,457

	Personal Products – 0.2%

100	Alberto Culver Company	2,451

10	Bare Escentuals, Inc., (2)	52

40	Estee Lauder Companies Inc., Class A	1,238
	Total Personal Products	3,741

	Pharmaceuticals – 0.9%

70	Allergan, Inc.	2,822

90	Endo Pharmaceuticals Holdings Inc., (2)	2,329

130	Forest Laboratories, Inc., (2)	3,311

290	King Pharmaceuticals Inc., (2)	3,080

80	Perrigo Company	2,585

20	Warner Chilcott Limited, (2)	290

35

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Pharmaceuticals (continued)

100	Watson Pharmaceuticals Inc., (2)	$2,657
	Total Pharmaceuticals	17,074

	Real Estate Management & Development – 0.0%

10	St Joe Company, (2)	243
	Residential REIT – 1.8%

340	Apartment Investment & Management Company, Class A	3,927

90	AvalonBay Communities, Inc.	5,452

60	BRE Properties, Inc.	1,679

70	Camden Property Trust	2,194

400	Equity Residential	11,928

30	Essex Property Trust Inc.	2,303

410	UDR Inc.	5,654
	Total Residential REIT	33,137

	Retail REIT – 0.7%

60	CBL & Associates Properties Inc.	390

640	Developers Diversified Realty Corporation	3,123

20	Federal Realty Investment Trust	1,242

530	General Growth Properties Inc.	684

130	Kimco Realty Corporation	2,376

100	Macerich Company	1,816

30	Regency Centers Corporation	1,401

80	Weingarten Realty Investors Trust	1,655
	Total Retail REIT	12,687

	Road & Rail – 0.4%

300	Avis Budget Group Inc., (2)	210

30	Con-Way, Inc.	798

60	Hertz Global Holdings, Inc., (2)	304

100	J.B. Hunt Transports Serives Inc.	2,627

90	Ryder System, Inc.	3,490
	Total Road & Rail	7,429

	Semiconductors & Equipment – 1.2%

80	Altera Corporation	1,337

260	Analog Devices, Inc.	4,945

10	Cree, Inc., (2)	159

20	Fairchild Semiconductor International Inc., Class A, (2)	98

60	Intersil Holding Corporation, Class A	551

100	Linear Technology Corporation	2,212

360	LSI Logic Corporation, (2)	1,184

210	Microchip Technology Incorporated	4,101

1,110	Micron Technology, Inc., (2)	2,930

10	QLogic Corporation, (2)	134

10	Varian Semiconductor Equipment Associate, (2)	181

250	Xilinx, Inc.	4,455
	Total Semiconductors & Equipment	22,287

36

Shares	Description (1)	Value

	Software – 0.5%

620	Activision Blizzard Inc., (2)	$5,357

20	Amdocs Limited, (2)	366

10	BMC Software, Inc., (2)	269

100	CA Inc.	1,853

130	Compuware Corporation, (2)	878

150	Novell Inc., (2)	584

20	Synopsys Inc., (2)	370
	Total Software	9,677

	Specialized REIT – 2.9%

310	Health Care Property Investors Inc.	8,609

160	Health Care REIT, Inc.	6,752

250	Hospitality Properties Trust	3,718

1,320	Host Hotels & Resorts Inc.	9,992

160	Nationwide Health Properties, Inc.	4,595

100	Plum Creek Timber Company	3,474

130	Public Storage, Inc.	10,335

90	Rayonier Inc.	2,822

70	Ventas Inc.	2,350
	Total Specialized REIT	52,647

	Specialty Retail – 3.1%

110	Abercrombie & Fitch Co., Class A	2,538

210	American Eagle Outfitters, Inc.	1,966

110	AutoNation Inc., (2)	1,087

40	AutoZone, Inc., (2)	5,579

20	Barnes & Noble Inc.	300

10	Bed Bath and Beyond Inc., (2)	254

40	CarMax, Inc., (2)	315

200	Foot Locker, Inc.	1,468

510	Gap, Inc.	6,829

530	Limited Brands, Inc.	5,321

70	OfficeMax Inc.	535

20	O'Reilly Automotive Inc., (2)	615

40	Penske Auto Group, Inc.	307

110	PetSmart Inc.	2,030

80	RadioShack Corporation	955

170	Ross Stores, Inc.	5,054

140	Sherwin-Williams Company	8,365

40	Signet Jewelers Limited	347

60	Tiffany & Co.	1,418

530	TJX Companies, Inc.	10,902
	Total Specialty Retail	56,185

37

Portfolio of Investments (Unaudited)

Nuveen Enhanced Mid-Cap Fund (continued)

December 31, 2008

Shares	Description (1)	Value
	Textiles, Apparel & Luxury Goods – 0.5%

10	Hanesbrands Inc., (2)	$128

70	Jones Apparel Group, Inc.	410

40	Polo Ralph Lauren Corporation	1,816

120	VF Corporation	6,572
	Total Textiles, Apparel & Luxury Goods	8,926

	Thrifts & Mortgage Finance – 2.0%

100	Astoria Financial Corporation	1,648

20	Capitol Federal Financial	912

920	Hudson City Bancorp, Inc.	14,683

440	New York Community Bancorp, Inc.	5,262

550	People's United Financial, Inc.	9,807

120	TFS Financial Corporation	1,548

10	Tree.com Inc., (2)	26

120	Washington Federal Inc.	1,795
	Total Thrifts & Mortgage Finance	35,681

	Tobacco – 1.0%

140	Lorillard Inc.	7,889

160	UST Inc.	11,101
	Total Tobacco	18,990

	Trading Companies & Distributors – 0.5%

70	GATX Corporation	2,168

10	United Rentals Inc., (2)	91

80	W.W. Grainger, Inc.	6,307
	Total Trading Companies & Distributors	8,566

	Water Utilities – 0.2%

70	American water Works Company	1,462

140	Aqua America Inc.	2,883
	Total Water Utilities	4,345

	Wireless Telecommunication Services – 0.3%

10	American Tower Corporation, (2)	293

20	CLearwire Corporation, (2)	99

60	Metropcs Communications Inc., (2)	891

110	Telephone and Data Systems Inc.	3,493

10	United States Cellular Corporation, (2)	432
	Total Wireless Telecommunication Services	5,208

	Total Investments (cost $2,463,661) – 99.7%	1,814,900

	Other Assets Less Liabilities – 0.3%	4,955

	Net Assets – 100%	$1,819,855

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

38

Statement of Assets and Liabilities (Unaudited)

December 31, 2008

	Enhanced Core Equity	Enhanced Mid-Cap
Assets
Investments, at value (cost $32,060,788 and $2,463,661, respectively)	$22,711,108	$1,814,900
Cash	17,881	51,852
Receivables:
Dividends	52,418	4,864
From Adviser	—	18,469
Investments sold	—	501,590
Shares sold	12,963	—
Other assets	27,419	—
Total assets	22,821,789	2,391,675
Liabilities
Payables:
Investment purchased	—	562,450
Shares redeemed	335	—
Accrued expenses:
Management fees	11,181	—
12b-1 distribution and service fees	298	426
Other	22,617	8,944
Total liabilities	34,431	571,820
Net assets	$22,787,358	$1,819,855
Class A Shares
Net assets	$229,552	$423,435
Shares outstanding	18,566	38,050
Net asset value per share	$12.36	$11.13
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$13.12	$11.81
Class C Shares
Net assets	$407,371	$422,469
Shares outstanding	32,864	37,816
Net asset value and offering price per share	$12.40	$11.17
Class I Shares
Net assets	$22,150,435	$973,951
Shares outstanding	1,793,530	87,639
Net asset value and offering price per share	$12.35	$11.11

Net Assets Consist of:
Capital paid-in	$36,281,761	$3,263,536
Undistributed (Over-distribution of) net investment income	69,171	5,565
Accumulated net realized gain (loss) from investments and derivative transactions	(4,213,894)	(800,485)
Net unrealized appreciation (depreciation) of investments	(9,349,680)	(648,761)
Net assets	$22,787,358	$1,819,855

See accompanying notes to financial statements.

39

Statement of Operations (Unaudited)

Six Months Ended December 31, 2008

	Enhanced Core Equity	Enhanced Mid-Cap
Investment Income
Dividends (net of foreign tax withheld of $0 and $3, respectively)	$378,012	$28,151
Interest	741	—
Total investment income	378,753	28,151
Expenses
Management fees	66,236	6,476
12b-1 service fees – Class A	247	697
12b-1 distribution and service fees – Class C	1,112	2,740
Shareholders’ servicing agent fees and expenses	356	293
Custodian’s fees and expenses	14,749	25,842
Trustees’ fees and expenses	345	42
Professional fees	23,697	4,503
Shareholders’ reports – printing and mailing expenses	15,519	15,550
Federal and state registration fees	267	800
Other expenses	218	34
Total expenses before custodian fee credit and expense reimbursement	122,746	56,977
Custodian fee credit	(73)	(221)
Expense reimbursement	(55,104)	(47,056)
Net expenses	67,569	9,700
Net investment income	311,184	18,451
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(3,028,675)	(673,280)
Change in net unrealized appreciation (depreciation) of investments	(5,895,235)	(529,030)
Net realized and unrealized gain (loss)	(8,923,910)	(1,202,310)
Net increase (decrease) in net assets from operations	$(8,612,726)	$(1,183,859)

See accompanying notes to financial statements.

40

Statement of Changes in Net Assets (Unaudited)

	Enhanced Core Equity		Enhanced Mid-Cap
	Six Months Ended 12/31/08	For the Period December 3, 2007 (Commencement of Operations) through June 30, 2008	Six Months Ended 12/31/08	For the Period December 3, 2007 (Commencement of Operations) through June 30, 2008
Operations
Net investment income	$311,184	$368,217	$18,451	$19,719
Net realized gain (loss) from:
Investments	(3,028,675)	(1,201,717)	(673,280)	(127,205)
Futures	—	16,498	—	—
Change in net unrealized appreciation (depreciation) of investments	(5,895,235)	(3,454,445)	(529,030)	(119,731)
Net increase (decrease) in net assets from operations	(8,612,726)	(4,271,447)	(1,183,859)	(227,217)
Distributions to Shareholders
From net investment income:
Class A	(4,627)	(378)	(7,243)	(1,699)
Class B	—	(221)	—	(1,222)
Class C	(4,554)	(221)	(2,473)	(1,222)
Class I (1)	(541,428)	(60,142)	(20,296)	(2,469)
Decrease in net assets from distribution to shareholders	(550,609)	(60,962)	(30,012)	(6,612)
Fund Share Transactions
Proceeds from sale of shares	330,488	35,600,000	13,918	3,250,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	318,369	35,251	3,025	612
	648,857	35,635,251	16,943	3,250,612
Cost of shares redeemed	(1,006)	—	—	—
Net increase (decrease) in net assets from Fund share transactions	647,851	35,635,251	16,943	3,250,612
Net increase (decrease) in net assets	(8,515,484)	31,302,842	(1,196,928)	3,016,783
Net assets at the beginning of period	31,302,842	—	3,016,783	—
Net assets at the end of period	$22,787,358	$31,302,842	$1,819,855	$3,016,783
Undistributed (Over-distribution of) net investment income at the end of period	$69,171	$308,596	$5,565	$17,126

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

41

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Enhanced Core Equity Fund (“Enhanced Core Equity”) and Nuveen Enhanced Mid-Cap Fund (“Enhanced Mid-Cap”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1996.

Enhanced Core Equity ordinarily invests, under normal market conditions, in securities of companies within the S&P 500 Index in an attempt to provide long-term capital appreciation.

Enhanced Mid-Cap ordinarily invests, under normal market conditions, in equity securities of companies within the Russell Midcap Index in an attempt to provide long-term capital appreciation. The Fund may also invest in non-U.S. equity securities that are included in the Russell Midcap Index.

Effective March 31, 2008, Class B Shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

Effective May 1, 2008, Class R Shares were renamed Class I Shares and are available for (i) purchases of $1 million or more, (ii) purchases using dividends and capital gains distributions on Class I Shares and (iii) purchase by limited categories of investors.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for an investment or derivative instrument, each Fund may use market quotes provided by major broker/dealers in such investments. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Each Fund offers Class A, C and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

42

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. The Funds did not invest in futures contracts during the six months ended December 31, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business the Funds may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Funds help manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Funds with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Funds have an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

43

Notes to Financial Statement (Unaudited) (continued)

Level 1	–	Quoted prices in active markets for identical securities.
Level 2	–	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3	–	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of December 31, 2008:

Enhanced Core Equity	Level 1	Level 2	Level 3	Total
Investments	$22,711,108	$—	$—	$22,711,108

Enhanced Mid-Cap	Level 1	Level 2	Level 3	Total
Investments	$1,814,900	$—	$—	$1,814,900

3. Fund Shares

Transactions in Fund shares were as follows:

	Enhanced Core Equity
	Six Months Ended 12/31/08		For the Period 12/03/07 (commencement of operations) through 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,044	$79,142	12,500	$250,000
Class C	20,220	251,346	12,500	250,000
Class I*	—	—	1,765,869	35,100,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	22	270	—	—
Class C	226	2,765	—	—
Class I*	25,890	315,334	1,771	35,251
	52,402	$648,857	1,792,640	$35,635,251
Shares redeemed:
Class A	—	—	—	—
Class C	(82)	(1,006)	—	—
Class I*	—	—	—	—
	(82)	(1,006)	—	—
Net increase (decrease)	52,320	$647,851	1,792,640	$35,635,251

	Enhanced Mid-Cap
	Six Months Ended 12/31/08		For the Period 12/03/07 (commencement of operations) through 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	541	$9,551	37,500	$750,000
Class C	314	3,347	37,500	750,000
Class I*	87	1,020	87,253	1,750,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	9	103	—	—
Class C	2	21	—	—
Class I*	268	2,901	31	612
	1,221	$16,943	162,284	$3,250,612
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I*	—	—	—	—
	—	—	—	—
Net increase (decrease)	1,221	$16,943	162,284	$3,250,612

*	Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

44

4. Investment Transactions

Purchases and sales (excluding short-term investments and derivative transactions) during the six months end December 31, 2008, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Purchases	$5,445,948	$1,187,778
Sales	4,976,816	1,164,883

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At December 31, 2008, the cost of investments was as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Cost of investments	$32,062,951	$2,463,661

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2008, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Gross unrealized:
Appreciation	$110,328	$15,820
Depreciation	(9,462,171)	(664,581)
Net unrealized appreciation (depreciation) of investments	$(9,351,843)	$(648,761)

The tax components of undistributed net ordinary income at June 30, 2008, the Funds’ last tax year end, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Undistributed net ordinary income*	$308,595	$17,126
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

For the period December 3, 2007 (commencement of operations) through June 30, 2008	Enhanced Core Equity	Enhanced Mid-Cap
Distributions from net ordinary income*	$60,962	$6,613
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Funds have elected to defer net realized losses from investments incurred from December 3, 2007 (commencement of operations) through June 30, 2008, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

	Enhanced Core Equity	Enhanced Mid-Cap
Post-October capital losses	$1,183,057	$127,200

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

45

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Enhanced Core Equity Fund-Level Fee Rate	Enhanced Mid-Cap Fund-Level Fee Rate
For the first $125 million	.3000%	.3500%
For the next $125 million	.2875	.3375
For the next $250 million	.2750	.3250
For the next $500 million	.2625	.3125
For the next $1 billion	.2500	.3000
For net assets over $2 billion	.2250	.2750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolios of the Funds. HydePark is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Enhanced Core Equity and Enhanced Mid-Cap through October 31, 2010, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .50% and .55% of the average daily net assets of any class of Fund shares of Enhanced Core Equity and Enhanced Mid-Cap, respectively, and from exceeding 1.00% and 1.05%, respectively after October 31, 2010. The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the six months ended December 31, 2008, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Commission advances	$48	$—

46

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 2008, the Distributor retained such 12b-1 fees as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
12b-1 fees retained	$1,019	$2,741

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

At December 31, 2008, Nuveen owned 12,500, 12,500 and 24,954 shares of Class A, C and I Shares, respectively, of Enhanced Core Equity and 37,500, 37,500 and 74,883 shares of Class A, C and I Shares, respectively, of Enhanced Mid-Cap.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

47

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ENHANCED CORE EQUITY											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (12/07)
2009(f)	$17.44	$.16	$(4.98)	$(4.82)	$(.26)	$—	$(.26)	$12.36	(27.59)%	$230	1.16	%*	1.69	%*	.74	%*	2.11	%*	.74	%*	2.11	%*	18%
2008(e)	20.00	.19	(2.72)	(2.53)	(.03)	—	(.03)	17.44	(12.67)	218	1.25	*	1.26	*	.74	*	1.77	*	.73	*	1.77	*	21
Class C (12/07)
2009(f)	17.38	.10	(4.94)	(4.84)	(.14)	—	(.14)	12.40	(27.84)	407	1.89	*	1.06	*	1.50	*	1.44	*	1.50	*	1.44	*	18
2008(e)	20.00	.11	(2.71)	(2.60)	(.02)	—	(.02)	17.38	(13.02)	217	2.00	*	.51	*	1.49	*	1.02	*	1.48	*	1.02	*	21
Class I (12/07)
2009(f)	17.46	.17	(4.97)	(4.80)	(.31)	—	(.31)	12.35	(27.49)	22,150.90		*	1.91	*	.49	*	2.32	*	.49	*	2.32	*	18
2008(e)	20.00	.22	(2.73)	(2.51)	(.03)	—	(.03)	17.46	(12.55)	30,868.74		*	1.75	*	.49	*	2.01	*	.48	*	2.01	*	21

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.
(f)	For the six months ended December 31, 2008.

See accompanying notes to financial statements.

48

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ENHANCED MID-CAP											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/07)
2009(f)	$18.59	$.12	$(7.39)	$(7.27)	$(.19)	$—	$(.19)	$11.13	(39.11)%	$423	4.73	%*	(2.38	)%*	.79	%*	1.56	%*	.77	%*	1.58	%*	49%
2008(e)	20.00	.15	(1.51)	(1.36)	(.05)	—	(.05)	18.59	(6.79)	697	3.81	*	(1.70	)*	.78	*	1.33	*	.76	*	1.34	*	89
Class C (12/07)
2009(f)	18.53	.06	(7.35)	(7.29)	(.07)	—	(.07)	11.17	(39.36)	422	5.48	*	(3.13	)*	1.55	*	.81	*	1.53	*	.83	*	49
2008(e)	20.00	.06	(1.50)	(1.44)	(.03)	—	(.03)	18.53	(7.20)	695	4.56	*	(2.45	)*	1.53	*	.58	*	1.51	*	.59	*	89
Class I (12/07)
2009(f)	18.62	.13	(7.41)	(7.28)	(.23)	—	(.23)	11.11	(39.05)	974	4.48	*	(2.12	)*	.54	*	1.82	*	.52	*	1.83	*	49
2008(e)	20.00	.15	(1.48)	(1.33)	(.05)	—	(.05)	18.62	(6.67)	1,625	3.52	*	(1.43	)*	.53	*	1.55	*	.51	*	1.57	*	89

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.
(f)	For the six months ended December 31, 2008.

See accompanying notes to financial statements.

49

Notes

50

Notes

51

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

52

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Advisers Nuveen HydePark Group, LLC 111 West Jackson Blvd. Suite 1411 Chicago, IL 60604	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

53

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MSA-ENHCM-1208D

NUVEEN INVESTMENTS VALUE FUNDS

Semi-Annual Report December 31, 2008	Designed to provide capital appreciation and to enhance the risk/return profile of the domestic equity portion of the Nuveen Asset Allocation Funds.

Nuveen Investments

Equity Funds

Nuveen U.S. Equity Completeness Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

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OR

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long term investment goals provide the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen U.S. Equity Completeness Fund features management by Nuveen HydePark Group, LLC (HydePark), an affiliate of Nuveen Investments, Inc. The Fund is co-managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. We recently spoke with David Tierney about the key investment strategies and performance of the Fund for the six-month period ended December 31, 2008.

How did the Fund perform during the past six-months ended December 31, 2008?

The table on page three provides performance information for the Fund for the six-month period ended December 31, 2008. The table also compares the Fund’s performance to the appropriate benchmark. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What strategies were used to manage the Fund during the reporting period?

The Nuveen U.S. Equity Completeness Fund is designed for the Nuveen Asset Allocation portfolios to offset or correct the style risk between the Fund’s U.S. Equity benchmark and the benchmarks of the underlying equity managers.

The proprietary risk-controlled HydePark wealth creation model was used to manage the Fund since its inception. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented; two traditional measures of revenues in excess of expenses (specifically earnings and cash flow), and two traditional measures of the uses for those excess monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model- driven process, top-down macroeconomic “themes” do not influence the model nor how HydePark selects stocks for the Funds.

The model evaluates all the securities contained in the benchmark portfolio (Russell 3000 Index) for possible inclusion in the respective portfolio. The process will not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio.

This process produces well-diversified, efficient portfolios that perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmarks. The portfolio typically contains a large number of holdings with each relative weighting reflecting a five-dimensional view of that stock’s wealth creation characteristics. The portfolio is monitored daily with rebalances occurring quarterly.

How did these strategies influence performance?

The Nuveen U.S. Equity Completeness Fund underperformed its comparative index during the reporting period.

The quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from our

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Cumulative Total Returns as of 12/31/08

	Cumulative 6-Month	Since inception (7/01/2008)
Nuveen U.S. Equity Completeness Fund	-30.06%	-30.06%
Russell 3000 Index[1]	-29.54%	-29.54%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Shares have no sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

relative overweights/underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index was maintained equal to zero, but was not constrained to be industry or sector neutral. As a result, the Fund sometimes was overweight stocks within a sector because all the individual stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the six month period, the Fund was relatively overweighted in energy, telecommunication, and utility stocks and underweighted healthcare, consumer staples, and information technology stocks. The largest single sector overweight was in energy where the Fund was, on average, 3.5% overweight versus the index. The largest single underweight was, on average, information technology stocks where the Fund was 4.0% underweight versus the index. Overall, sector weightings were a small drag on the Funds relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was strong for the Fund during this reporting period with overweights/underweights in financials being the biggest driver of relative performance during this period. Stock selection was also a positive within the healthcare and telecommunication sectors. Stock selection within the materials, industrials, and information technology sectors were a drag on relative performance.

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 12/31/08 Nuveen U.S. Equity Completeness Fund

Quick Facts

NAV	$13.92
Latest Ordinary Income Distribution[1]	$0.0659
Inception Date	7/01/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may only be purchased by the Nuveen Allocation Funds.

Cumulative Total Returns as of 12/31/08

NAV
Since Inception	-30.06%

Top Five Common Stock Holdings[2]
Exxon Mobil Corporation	4.2%
AT&T Inc.	2.0%
Chevron Corporation	1.6%
Verizon Communications Inc.	1.5%
Pfizer Inc.	1.4%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$5,277
Number of Common Stocks	1,432

Expense Ratios

	Gross Expense Ratio	Net Expense Ratio	As of Date
	0.79%	0.79%	7/01/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $9.4 million average net asset size for the Fund’s first full fiscal year.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 31, 2008.

2	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Semi-Annual Report    Page 4

Fund Spotlight as of 12/31/08 Nuveen U.S. Equity Completeness Fund

Industries[1]
Oil, Gas & Consumable Fuels	10.6%
Commercial Banks	8.4%
Pharmaceuticals	5.3%
Diversified Telecommunication Services	4.6%
Insurance	4.1%
Electric Utilities	3.6%
Media	3.3%
Computers & Peripherals	2.8%
Aerospace & Defense	2.4%
Food Products	2.4%
Food & Staples Retailing	2.3%
Health Care Providers & Services	2.2%
Real Estate	2.1%
Software	2.1%
Specialty Retail	2.0%
Industrial Conglomerates	1.9%
Chemicals	1.9%
Machinery	1.8%
Energy Equipment & Services	1.8%
Commercial Services & Supplies	1.8%
Health Care Equipment & Supplies	1.7%
Semiconductors & Equipment	1.7%
Multi-Utilities	1.6%
Household Products	1.5%
Biotechnology	1.4%
Hotels, Restaurants & Leisure	1.4%
Short-Term Investments	3.9%
Other	19.4%
1	As a percentage of total investments as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 184 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (7/01/08)	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$694.00	$1,021.22
Expenses Incurred During Period	$3.37	$4.02

Expenses are equal to the Fund’s annualized expense ratio of .79% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period and the 184 days in the period since the Fund’s commencement of operations).

Semi-Annual Report    Page 5

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 96.6%

	Aerospace & Defense – 2.4%

180	AAR Corporation, (2)	$3,314

410	Boeing Company	17,495

80	FLIR Systems Inc., (2)	2,454

150	General Dynamics Corporation	8,639

100	Goodrich Corporation	3,702

70	Heico Corporation	2,718

460	Hexcel Corporation, (2)	3,399

330	Honeywell International Inc.	10,834

50	L-3 Communications Holdings, Inc.	3,689

140	Lockheed Martin Corporation	11,771

140	Moog Inc., CLass A Shares, (2)	5,120

280	Northrop Grumman Corporation	12,611

120	Precision Castparts Corporation	7,138

170	Raytheon Company	8,677

90	Rockwell Collins, Inc.	3,518

50	Spirit AeroSystems Holdings Inc., (2)	509

310	Taser International, Inc., (2)	1,637

40	Triumph Group Inc.	1,698

370	United Technologies Corporation	19,832
	Total Aerospace & Defense	128,755

	Air Freight & Logistics – 0.8%

30	C.H. Robinson Worldwide, Inc.	1,651

80	Dynamex, Inc., (2)	1,180

450	FedEx Corporation	28,868

90	Hub Group, Inc., (2)	2,388

100	United Parcel Service, Inc., Class B	5,516
	Total Air Freight & Logistics	39,603

	Airlines – 0.3%

90	Aircastle LTD	430

270	Alaska Air Group, Inc., (2)	7,898

110	AMR Corporation, (2)	1,174

100	Continental Airlines, inc., (2)	1,806

20	Copa Holdings SA	606

160	Pinnacle Airlines Corporation, (2)	272

190	Republic Airways Holdings, Inc., (2)	2,027

220	Southwest Airlines Co.	1,896

170	US Airways Group Inc., (2)	1,314
	Total Airlines	17,423

	Auto Components – 0.3%

130	Asbury Automotive Group, Inc.	594

10	ATC Technology Corporation, (2)	146

150	Autoliv Inc.	3,219

6

Shares	Description (1)	Value

	Auto Components (continued)

590	Exide Technologies, (2)	$3,121

100	Gen Tek Inc., (2)	1,505

280	Goodyear Tire & Rubber Company, (2)	1,672

150	Johnson Controls, Inc.	2,724

120	Lear Corporation, (2)	169

40	LKQ Corporation, (2)	466

130	WABCO Holdings Inc.	2,053
	Total Auto Components	15,669

	Automobiles – 0.4%

7,250	Ford Motor Company, (2)	16,603

690	General Motors Corporation	2,208

20	Thor Industries, Inc.	264
	Total Automobiles	19,075

	Beverages – 1.1%

20	Boston Beer Company, (2)	568

12	Brown-Forman Corporation	618

50	Coca Cola Bottling Company Consolidated	2,298

410	Coca-Cola Company	18,561

90	Coca-Cola Enterprises Inc.	1,083

80	Constellation Brands, Inc., Class A, (2)	1,262

300	Dr. Pepper Snapple Group, (2)	4,875

30	Molson Coors Brewing Company, Class B	1,468

520	PepsiCo, Inc.	28,480
	Total Beverages	59,213

	Biotechnology – 1.4%

80	Affymetrix, Inc., (2)	239

520	Alkermes Inc., (2)	5,538

260	Amgen Inc., (2)	15,015

250	Arena Pharmaceuticals, Inc., (2)	1,043

50	Biogen Idec Inc., (2)	2,382

50	Celgene Corporation, (2)	2,764

110	Cepheid, Inc., (2)	1,142

60	Cyberonics, (2)	994

320	Dendreon Corporation, (2)	1,466

10	Facet Biotech Corporation, (2), DD	96

40	Genentech, Inc., (2)	3,316

60	Genzyme Corporation, (2)	3,982

170	Gilead Sciences, Inc., (2)	8,694

10	GTX, Inc., (2)	168

70	Halozyme Therapeutics, Inc., (2)	392

290	Human Genome Sciences, Inc., (2)	615

10	Idexx Labs Inc., (2)	361

480	Incyte Pharmaceuticals Inc., (2)	1,819

7

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Biotechnology (continued)

470	ISIS Pharmaceuticals, Inc., (2)	$6,665

50	Martek Biosciences Corporation, (2)	1,516

90	Metabolix, Inc., (2)	1,145

50	Momenta Pharmaceuticals, Inc., (2)	580

60	Myriad Genentics Inc., (2)	3,976

80	Onyx Pharmaceuticals Inc., (2)	2,733

50	PDL Biopahrma Inc., (2)	309

50	Progenics Pharmaceuticals, Inc., (2)	516

80	Regeneron Pharmaceuticals, Inc., (2)	1,469

20	RTI Biologics Inc., (2)	55

150	Sangamo Biosciences, Inc., (2)	522

120	Savient Pharmaceuticals, Inc., (2)	695

60	Seattle Genetics, Inc., (2)	536

80	Vertex Pharmaceuticals Inc., (2)	2,430

240	XOMA Limited, (2)	149
	Total Biotechnology	73,322

	Building Products – 0.2%

30	Aaon, Inc.	626

50	Ameron International Corp.	3,146

20	Armstrong World Industries Inc., (2)	432

60	Griffon Corporation, (2)	560

60	Lennox International Inc.	1,937

20	Masco Corporation	223

80	Tennant Company	1,232

80	Universal Forest Products, Inc.	2,153
	Total Building Products	10,309

	Capital Markets – 1.1%

460	American Capital Limited	1,490

580	Bank of New York Company, Inc.	16,431

10	BlackRock Inc.	1,342

40	Calamos Asset Management, Inc. Class A	296

260	Charles Schwab Corporation	4,204

30	Diamond Hill Investment Group, Inc., (2)	1,950

410	E*Trade Group Inc., (2)	472

50	Franklin Resources, Inc.	3,189

530	GFI Group, Inc.	1,876

10	Greenhill & Co Inc.	698

110	Idera Pharmaceuticals, Inc., (2)	845

220	Invesco LTD	3,177

200	Janus Capital Group Inc.	1,606

240	LaBranche & Company Inc., (2)	1,150

30	Legg Mason, Inc.	657

780	Lehman Brothers Holdings Inc.	22

8

Shares	Description (1)	Value

	Capital Markets (continued)

620	MCG Capital Corporation	$440

390	OptionsXpress Holdings Inc.	5,210

30	Prospect Capital Corporation	359

40	SEI Investments Company	628

180	State Street Corporation	7,079

20	Stifel Financial Corporation, (2)	917

70	T. Rowe Price Group Inc.	2,481

40	US Global Investors, Inc.	196

30	Waddell & Reed Financial, Inc., Class A	464
	Total Capital Markets	57,179

	Chemicals – 1.9%

70	Air Products & Chemicals Inc.	3,519

40	Airgas, Inc.	1,560

150	Albemarle Corporation	3,345

120	American Vanguard Corp.	1,404

134	Ashland Inc.	1,408

50	Celanese Corporation, Series A	622

30	CF Industries Holdings, Inc.	1,475

550	Chemtura Corporation	770

80	Cytec Industries, Inc.	1,698

690	Dow Chemical Company	10,412

860	E.I. Du Pont de Nemours and Company	21,758

60	Eastman Chemical Company	1,903

30	Ecolab Inc.	1,055

40	Innophos Holdings, Inc.	792

200	Koppers Holdings Inc.	4,324

110	LSB Industries Inc., (2)	915

70	Lubrizol Corporation	2,547

20	Minerals Technologies Inc.	818

60	Mosaic Company	2,076

150	NewMarket Corporation	5,237

80	Olin Corporation	1,446

20	OM Group Inc., (2)	422

150	PolyOne Corporation, (2)	473

340	Polypore International Inc., (2)	2,570

180	PPG Industries, Inc.	7,637

70	Praxair, Inc.	4,155

70	Rohm and Haas Company	4,325

50	Sigma-Aldrich Corporation	2,112

110	Solutia Inc., (2)	495

40	Sparetech Corporation	250

40	Stepan Company	1,880

100	Terra Industries, Inc.	1,667

9

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Chemicals (continued)

40	Valspar Corporation	$724

80	WR Grace & Company, (2)	478

30	Zep Inc.	579

150	Zoltek Companies, Inc., (2)	1,349
	Total Chemicals	98,200

	Commercial Banks – 8.5%

360	American Express Company	6,678

210	Associated Banc-Corp.	4,395

340	BancorpSouth Inc.	7,942

3,330	Bank of America Corporation	46,886

80	Bank of the Ozarks, Inc.	2,371

30	BankFinancial Corporation	306

440	BB&T Corporation	12,082

40	Capitol Bancorp Limited	312

20	Cathay General Bancorp.	475

60	Central Pacific Financial Corporation	602

10	Chemical Financial Corporation	279

10	City Holding Company	348

20	City National Corporation	974

50	Cobiz, Inc.	487

810	Colonial BancGroup Inc.	1,677

370	Comerica Incorporated	7,345

115	Commerce Bancshares Inc.	5,054

70	Community Trust Bancorp, Inc.	2,573

130	Cullen/Frost Bankers, Inc.	6,588

170	CVB Financial	2,023

110	F.N.B. Corporation PA	1,452

480	Fifth Third Bancorp.	3,965

40	First Bancorp of Puerto Rico	446

20	First Financial Bankshares, Inc.	1,104

50	First Financial Corporation	2,050

120	First Merchants Corporation	2,665

60	First Midwest Bancorp, Inc.	1,198

460	FirstMerit Corporation	9,471

120	Fulton Financial Corporation	1,154

190	Goldman Sachs Group, Inc.	16,034

230	Hancock Holding Company	10,456

30	Hanmi Financial Corporation	62

150	Harleysville National Corporation	2,166

120	Home Bancshares, Inc.	3,234

40	Huntington BancShares Inc.	306

30	IberiaBank Corporation	1,440

70	International Bancshares Corporation	1,528

10

Shares	Description (1)	Value

	Commercial Banks (continued)

2,220	JPMorgan Chase & Co.	$69,997

360	KeyCorp.	3,067

200	Knight Trading Group Inc., (2)	3,230

50	M&T Bank Corporation	2,871

140	Marshall and Ilsley Corporation	1,910

40	MB Financial, Inc.	1,118

450	Merrill Lynch & Co., Inc.	5,238

180	Morgan Stanley	2,887

330	MPS Group Inc., (2)	2,485

210	Nara Bancorp, Inc.	2,064

40	National City Corporation	72

110	National Penn Bancshares, Inc.	1,596

120	Northern Trust Corporation	6,257

100	Old National Bancorp.	1,816

210	Oriental Financial Group Inc.	1,271

140	Pacific Capital Bancorp.	2,363

20	Pacwest Bancorp.	538

20	Park National Corporation	1,435

50	Pinnacle Financial Partners, Inc., (2)	1,491

220	PNC Financial Services Group, Inc.	10,780

260	Privatebancorp, Inc.	8,440

50	Prosperity Bancshares, Inc.	1,480

120	Provident Bankshares Corporation	1,159

680	Regions Financial Corporation	5,413

40	S&T Bancorp, Inc.	1,420

30	Signature Bank, (2)	861

40	Southwest Bancorp, Inc.	518

70	Sterling Financial Corporation	616

260	SunTrust Banks, Inc.	7,680

180	Susquehanna Bancshs Inc.	2,864

40	SVB Financial Group, (2)	1,049

20	SY Bancorp, Inc.	550

120	TCF Financial Corporation	1,639

150	The South Financial Group Inc.	648

30	TrustCo Bank Corporation NY	285

270	Trustmark Corporation	5,829

1,700	U.S. Bancorp	42,517

210	UCBH Holdings, Inc.	1,445

40	UMB Financial Corporation	1,966

50	United Bankshares, Inc.	1,661

30	United Community Banks, Inc.	411

130	Univest Corporation of Pennsylvania	4,178

50	Valley National Bancorp.	1,013

11

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Commercial Banks (continued)

2,390	Wachovia Corporation	$13,241

140	Washington Trust Bancorp, Inc.	2,765

60	Webster Financial Corporation	827

1,290	Wells Fargo & Company	38,029

50	West Coast Bancorp.	330

60	Westamerica Bancorp.	3,069

50	Wilmington Trust Corporation	1,112

140	Wintrust Financial Corporation	2,880

50	Zions Bancorporation	1,226
	Total Commercial Banks	447,735

	Commercial Services & Supplies – 1.8%

50	ABM Industries Inc.	953

30	Alliance Data Systems Corporation, (2)	1,396

70	American Reprographics Co, (2)	483

30	Arbitron Inc.	398

40	Avery Dennison Corporation	1,309

60	Brady Corporation	1,437

30	Casella Waste Systems, Inc., (2)	122

50	CBIZ Inc., (2)	433

100	Cintas Corporation	2,323

10	Copart Inc., (2)	272

50	Corinthian Colleges Inc., (2)	819

10	Corporate Executive Board Company	221

40	Corrections Corporation of America, (2)	654

20	CoStar Group, Inc., (2)	659

30	Deluxe Corporation	449

50	Dun and Bradstreet Inc.	3,860

190	Ennis Inc.	2,301

10	Exponent, Inc., (2)	301

10	FTI Consulting Inc., (2)	447

140	Gartner Inc., (2)	2,496

50	Genpact Limited, (2)	411

50	Geo Group Inc., (2)	902

110	Healthcare Services Group, Inc.	1,752

230	Heartland Payment Systems Inc.	4,025

60	Heidrick & Struggles International, Inc.	1,292

40	Hewitt Associates Inc., Class A, (2)	1,135

80	HNI Corporation	1,267

110	Hudson Highland Group, Inc., (2)	369

60	Huron Consulting Group, Inc., (2)	3,436

10	IHS Inc., (2)	374

110	Interface, Inc.	510

50	Kelly Services, Inc.	651

12

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

150	Knoll Inc.	$1,353

10	Korn Ferry International, (2)	114

120	Layne Christensen Company, (2)	2,881

50	Manpower Inc.	1,700

130	Multi Color Corporation	2,057

50	Navigant Consulting Inc., (2)	794

10	Priceline.com Incorporated, (2)	737

90	R.R. Donnelley & Sons Company	1,222

171	Republic Services, Inc.	4,239

30	Resources Connection, Inc., (2)	491

20	Robert Half International Inc.	416

20	Rollins Inc.	362

60	RSC Holdings, Inc., (2)	511

200	Spherion Corporation, (2)	442

60	Stericycle Inc., (2)	3,125

40	Strayer Education Inc.	8,576

40	Taleo Corporation, (2)	313

20	TeleTech Holdings, Inc., (2)	167

170	Tetra Tech, Inc., (2)	4,106

50	TrueBlue Inc., (2)	479

140	Waste Connections Inc., (2)	4,420

480	Waste Management, Inc.	15,907

70	Watson Wyatt Worldwide, Inc.	3,347
	Total Commercial Services & Supplies	95,216

	Communications Equipment – 1.1%

210	3COM Corporation, (2)	479

220	Adaptec Inc., (2)	726

60	ADTRAN, Inc.	893

170	Arris Group Inc., (2)	1,352

30	Avocent Corporation, (2)	537

10	Bel Fuse, Inc., Class B	212

40	Ciena Corporation, (2)	268

940	Cisco Systems, Inc., (2)	15,322

40	Cogo Group Inc., (2)	194

40	Comtech Telecom Corporation, (2)	1,833

1,310	Corning Incorporated	12,484

120	Emulex Corporation, (2)	838

100	Extreme Networks Inc., (2)	234

50	Harris Corporation	1,903

20	Infinera Corporation, (2)	179

80	Interdigital Inc., (2)	2,200

90	Juniper Networks Inc., (2)	1,576

50	Netgear, Inc., (2)	571

13

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Communications Equipment (continued)

40	Plantronics Inc.	$528

70	Polycom Inc., (2)	946

300	QUALCOMM Inc.	10,749

30	Starent Networks Corporation, (2)	358

200	UTStarcom, Inc., (2)	370

70	ViaSat, Inc., (2)	1,686
	Total Communications Equipment	56,438

	Computers & Peripherals – 2.8%

260	Apple, Inc., (2)	22,191

140	Aruba Networks, Inc., (2)	357

50	Data Domain, Inc., (2)	940

680	Dell Inc., (2)	6,963

680	EMC Corporation, (2)	7,120

1,250	Hewlett-Packard Company	45,363

100	Hutchinson Technology Inc., (2)	348

330	Hypercom Corporation, (2)	356

90	Imation Corporation	1,221

170	Immersion Corporation, (2)	1,001

70	Intermec Inc, (2)	930

570	International Business Machines Corporation (IBM)	47,971

80	Lexmark International, Inc., Class A, (2)	2,152

20	McAfee Inc., (2)	691

20	Network Appliance Inc., (2)	279

590	Palm Inc., (2)	1,811

100	SanDisk Corporation, (2)	960

300	Seagate Technology	1,329

690	Sun Microsystems Inc., (2)	2,636

45	Synaptics, Inc., (2)	745

20	Teradata Corporation, (2)	297

350	Western Digital Corporation, (2)	4,008
	Total Computers & Peripherals	149,669

	Construction & Engineering – 0.2%

150	AECOM Technology Corporation, (2)	4,610

20	Dycom Industries Inc., (2)	164

130	Emcor Group Inc., (2)	2,916

10	Fluor Corporation	449

40	Foster Wheeler, Limited, (2)	935

30	Jacobs Engineering Group Inc., (2)	1,443

100	KBR Inc.	1,520

10	MasTec Inc., (2)	116

10	Perini Corporation, (2)	234

20	Quanta Services Incorporated, (2)	396
	Total Construction & Engineering	12,783

14

Shares	Description (1)	Value

	Construction Materials – 0.2%

20	Headwater Inc., (2)	$135

40	Martin Marietta Materials	3,883

30	Texas Industries Inc.	1,035

70	Vulcan Materials Company	4,871
	Total Construction Materials	9,924

	Consumer Finance – 0.3%

300	Advance America Cash Advance Centers Inc	567

270	Advanta Corporation, B	564

40	Americredit Corp., (2)	306

210	Capital One Financial Corporation	6,697

200	Discover Financial Services	1,906

40	Dollar Financial Corporation, (2)	412

60	First Cash Financial Services, Inc., (2)	1,144

80	Global Cash Access Holdings, Inc., (2)	178

20	MasterCard, Inc.	2,859

110	Western Union Company	1,577
	Total Consumer Finance	16,210

	Containers & Packaging – 0.3%

50	Ball Corporation	2,080

80	Crown Holdings Inc., (2)	1,536

40	Greif Inc.	1,337

180	Owens-Illinois, Inc., (2)	4,919

40	Pactiv Corporation, (2)	995

220	Sealed Air Corporation	3,287
	Total Containers & Packaging	14,154

	Diversified Consumer Services – 0.3%

20	Capella Education Company, (2)	1,175

150	Devry, Inc.	8,612

50	H & R Block Inc.	1,136

10	ITT Educational Services, Inc., (2)	950

200	Jackson Hewitt Tax Services Inc.	3,138

10	Matthews International Corporation	367

40	Service Corporation International	199

120	Sothebys Holdings Inc.	1,067

10	Weight Watcher’s International Inc.	294
	Total Diversified Consumer Services	16,938

	Diversified Financial Services – 0.6%

30	Allied Capital Corporation	81

320	Citigroup Inc.	2,147

10	CME Group, Inc.	2,081

210	Eaton Vance Corporation	4,412

70	Interactive Brokers Group, Inc., (2)	1,252

70	Leucadia National Corporation, (2)	1,386

15

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Diversified Financial Services (continued)

20	MF Global LTD, (2)	$41

80	Moody’s Corporation	1,607

540	Nasdaq Stock Market, Inc., (2)	13,343

120	New York Stock Exchange Euronext	3,286
	Total Diversified Financial Services	29,636

	Diversified Telecommunication Services – 4.6%

350	Alaska Communications Systems Group Inc.	3,283

3,720	AT&T Inc.	106,020

60	Atlantic Tele-Network, Inc.	1,593

40	Cbeyond Inc., (2)	639

70	Consolidated Communications Holdings, Inc.	832

320	Embarq Corporation	11,507

20	Global Crossing Limited, (2)	159

360	Iowa Telecommunications Services, Inc.	5,141

260	NTELOS Holdings Corporation	6,412

1,950	Qwest Communications International Inc.	7,098

290	Shenandoah Telecommunications Company	8,135

3,080	Sprint Nextel Corporation, (2)	5,636

120	TW Telecom Inc., (2)	1,016

2,420	Verizon Communications Inc.	82,038

440	Windstream Corporation	4,048
	Total Diversified Telecommunication Services	243,557

	Electric Utilities – 3.6%

60	Allegheny Energy, Inc.	2,032

30	ALLETE Inc	968

120	Alliant Energy Corporation	3,502

190	Ameren Corporation	6,319

530	American Electric Power Company, Inc.	17,638

50	Black Hills Corporation	1,348

20	Central Vermont Public Service Corp.	477

310	Cleco Corporation	7,077

450	Consolidated Edison, Inc.	17,519

20	DPL Inc.	457

180	DTE Energy Company	6,421

240	Edison International	7,709

20	Empire District Electric Company	352

60	Entergy Corporation	4,988

210	Exelon Corporation	11,678

200	FirstEnergy Corp.	9,716

140	FPL Group, Inc.	7,046

190	Great Plains Energy Incorporated	3,673

20	Hawaiian Electric Industries	443

16

Shares	Description (1)	Value

	Electric Utilities (continued)

50	IDACORP, INC	$1,473

190	ITC Holdings Corporation	8,299

10	MGE Energy, Inc.	330

90	Northeast Utilities	2,165

60	NV Energy Inc.	593

180	OGE Energy Corp.	4,640

170	Pepco Holdings, Inc.	3,019

330	PG&E Corporation	12,774

60	Pike Electric Corporation, (2)	738

30	Pinnacle West Capital Corporation	964

100	Portland General Electric Company	1,947

140	PPL Corporation	4,297

200	Progress Energy, Inc.	7,970

270	Reliant Energy Inc., (2)	1,561

600	Southern Company	22,200

120	TECO Energy, Inc.	1,482

360	Westar Energy Inc.	7,384
	Total Electric Utilities	191,199

	Electrical Equipment – 1.0%

70	Acuity Brands Inc.	2,444

40	American Superconductor Corporation, (2)	652

10	Ametek Inc.	302

90	AZZ Inc., (2)	2,259

50	Baldor Electric Company	893

60	Belden Inc.	1,253

250	Emerson Electric Company	9,153

100	Energizer Holdings Inc., (2)	5,414

60	Energy Conversion Devices Inc., (2)	1,513

380	EnerSys, (2)	4,180

130	Evergreen Solar, Inc., (2)	415

20	First Solar Inc., (2)	2,759

130	Franklin Electric Company, Inc.	3,654

170	GrafTech International Ltd., (2)	1,414

10	Lincoln Electric Holdings Inc.	509

210	Regal-Beloit Corporation	7,978

80	Rockwell Automation, Inc.	2,579

10	Thomas & Betts Corporation, (2)	240

280	Woodward Governor Company	6,446
	Total Electrical Equipment	54,057

	Electronic Equipment & Instruments – 0.8%

120	Agilent Technologies, Inc., (2)	1,876

20	Amphenol Corporation, Class A	480

30	Anixter International Inc., (2)	904

17

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Electronic Equipment & Instruments (continued)

30	Avnet Inc., (2)	$546

70	Benchmark Electronics Inc., (2)	894

300	Brightpoint Inc., (2)	1,305

40	Cognex Corporation	592

30	Diebold Inc.	843

20	Dolby Laboratories, Inc., (2)	655

30	FARO Technologies, Inc., (2)	506

70	FEI Company, (2)	1,320

280	Gentex Corporation	2,472

60	II VI Inc., (2)	1,145

10	Itron Inc., (2)	637

30	Jabil Circuit Inc.	203

170	Measurement Specialties, Inc., (2)	1,182

30	MEMC Electronic Materials, (2)	428

90	Millipore Corporation, (2)	4,637

90	MKS Instruments Inc., (2)	1,331

20	Newport Corporation, (2)	136

40	OSI Systems Inc., (2)	554

210	Plexus Corporation, (2)	3,560

10	Rofin Sinar Technologies Inc., (2)	206

140	Teledyne Technologies Inc., (2)	6,237

70	Thermo Fisher Scientific, Inc., (2)	2,385

280	Tyco Electronics, Limited	4,539

10	Waters Corporation, (2)	367
	Total Electronic Equipment & Instruments	39,940

	Energy Equipment & Services – 1.8%

790	Anadarko Petroleum Corporation	30,455

120	Baker Hughes Incorporated	3,848

170	BJ Services Company	1,984

50	Cabot Oil & Gas Corporation	1,300

20	Carbo Ceramics Inc.	711

90	Complete Production Services, (2)	734

110	Cooper Cameron Corporation, (2)	2,255

30	Diamond Offshore Drilling, Inc.	1,768

30	Dresser Rand Group, Inc., (2)	518

70	Dril Quip Inc., (2)	1,436

100	ENSCO International Incorporated	2,839

60	Exterran Holdings, Inc., (2)	1,278

80	FMC Technologies Inc., (2)	1,906

130	Global Industries, Limited, (2)	454

30	Gulfmark Offshore Inc., (2)	714

440	Halliburton Company	7,999

110	Hercules Offshore Inc., (2)	523

18

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

270	ION Geophysical Corporation, (2)	$926

90	Nabors Industries Inc., (2)	1,077

90	National-Oilwell Varco Inc., (2)	2,200

250	Noble Corporation	5,523

50	Oceaneering International Inc., (2)	1,457

60	Oil States International Inc., (2)	1,121

110	Patterson-UTI Energy, Inc.	1,266

30	PHI Inc Non-Voting, (2)	420

114	Precision Drilling Trust	956

80	Pride International Inc., (2)	1,278

90	RPC Inc.	878

210	Schlumberger Limited	8,889

20	SeaCor Smit Inc., (2)	1,333

90	Smith International, Inc.	2,060

100	Superior Energy Services, Inc., (2)	1,593

60	T-3 Energy Services, Inc., (2)	566

30	Trico Marine Services Inc., (2)	134

20	Unit Corporation, (2)	534

170	Weatherford International Ltd, (2)	1,839

60	Willbros Group Inc., (2)	508
	Total Energy Equipment & Services	95,280

	Food & Staples Retailing – 2.3%

10	Andersons, Inc.	165

20	BJ’s Wholesale Club, (2)	685

20	Central European Distribution Corporation, (2)	394

80	Costco Wholesale Corporation	4,200

480	CVS Caremark Corporation	13,795

10	Green Mountain Coffee Inc., (2)	387

30	Ingles Markets, Inc.	528

710	Kroger Co.	18,751

10	Pantry, Inc., (2)	215

20	Ruddick Corporation	553

650	Safeway Inc.	15,451

40	Spartan Stores, Inc.	930

290	SUPERVALU INC.	4,234

190	Sysco Corporation	4,359

430	Walgreen Co.	10,608

810	Wal-Mart Stores, Inc.	45,409

10	Whole Foods Market, Inc.	94

10	Winn-Dixie Stores Inc., (2)	161
	Total Food & Staples Retailing	120,919

19

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Food Products – 2.4%

520	Abraxas Petroleum Corporation, (2)	$374

460	Archer-Daniels-Midland Company	13,262

100	Bunge Limited	5,177

190	Campbell Soup Company	5,702

640	ConAgra Foods, Inc.	10,560

270	Darling International Inc., (2)	1,482

40	Dean Foods Company, (2)	719

290	Del Monte Foods Company	2,071

110	Diamond Foods Inc.	2,217

110	Flowers Foods Inc.	2,680

200	General Mills, Inc.	12,150

130	H.J. Heinz Company	4,888

160	Hain Celestial Group Inc., (2)	3,054

10	Hershey Foods Corporation	347

10	Hormel Foods Corporation	311

200	JM Smucker Company	8,672

210	Kellogg Company	9,209

650	Kraft Foods Inc.	17,453

10	McCormick & Company, Incorporated	319

170	Monsanto Company	11,960

30	Ralcorp Holdings Inc., (2)	1,752

10	Reddy Ice Holding, Inc.	14

20	Sanderson Farms Inc.	691

820	Sara Lee Corporation	8,028

130	Tootsie Roll Industries Inc.	3,329
	Total Food Products	126,421

	Gas Utilities – 0.7%

60	AGL Resources Inc.	1,881

230	Atmos Energy Corporation	5,451

50	Equitable Resources Inc.	1,678

20	Laclede Group Inc.	937

140	New Jersey Resources Corporation	5,509

120	Nicor Inc.	4,169

60	Questar Corporation	1,961

200	Southern Union Company	2,608

410	Spectra Energy Corporation	6,453

50	UGI Corporation	1,221

110	WGL Holdings Inc.	3,596
	Total Gas Utilities	35,464

	Health Care Equipment & Supplies – 1.7%

10	Abaxis, Inc., (2)	160

20	Accuray, Inc., (2)	103

10	Advanced Medical Optics, (2)	66

20

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

20	Align Technology, Inc., (2)	$175

100	American Medical Systems Holdings, Inc., (2)	899

70	AmerisourceBergen Corporation	2,496

40	Arthrocare Corporation, (2)	191

110	Baxter International Inc.	5,895

30	Beckman Coulter, Inc.	1,318

60	Becton, Dickinson and Company	4,103

240	Boston Scientific Corporation, (2)	1,858

20	C. R. Bard, Inc.	1,685

100	Cardinal Health, Inc.	3,447

120	Catalyst Health Soltuions Inc., (2)	2,922

50	Clinical Data, Inc., (2)	445

20	Conceptus Inc., (2)	304

10	Cooper Companies, Inc.	164

180	Covidien Limited	6,523

70	Cynosure, Inc., (2)	639

20	Datascope Corporation	1,045

20	DENTSPLY International Inc.	565

10	ev3, Inc., (2)	61

20	Gen-Probe, Inc., (2)	857

10	Hill Rom Holdings Inc.	165

10	Hologic Inc., (2)	131

20	Hospira Inc., (2)	536

80	Immucor, Inc., (2)	2,126

20	Integra Lifesciences Holdings Corporation, (2)	711

30	Intuitive Surgical, Inc., (2)	3,810

20	Inverness Medical Innovation, (2)	378

130	IRIS International, Inc., (2)	1,812

40	Kinetic Concepts Inc., (2)	767

100	Masimo Corporation, (2)	2,983

170	Medtronic, Inc.	5,341

80	Meridian Bioscience, Inc.	2,038

40	Merit Medical Systems, Inc., (2)	717

30	Mine Safety Appliances Company	717

30	Nektar Therapautics, (2)	167

20	Neogen Corporation, (2)	500

150	NuVasive, Inc., (2)	5,198

20	Orthofix International NV, (2)	307

70	Owens and Minor Inc.	2,636

40	Patterson Companies Inc., (2)	750

80	PSS World Medical Inc., (2)	1,506

30	Quidel Corporation, (2)	392

10	ResMed Inc., (2)	375

21

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

90	Saint Jude Medical Inc., (2)	$2,966

20	SonoSite, Inc., (2)	382

50	Spectranetics Corporation, (2)	131

50	Stryker Corporation	1,998

20	Surmodics Inc., (2)	505

30	Symmetry Medical, Inc., (2)	239

130	Synovis Life Technologies, Inc., (2)	2,436

60	Thoratec Corporation, (2)	1,949

40	Varian Inc., (2)	1,340

20	Varian Medical Systems, Inc., (2)	701

30	Volcano Corporation, (2)	450

110	West Pharmaceutical Services Inc.	4,155

60	Wright Medical Group, Inc., (2)	1,226

10	Zimmer Holdings, Inc., (2)	404

30	Zoll Medical Corporation, (2)	567
	Total Health Care Equipment & Supplies	89,433

	Health Care Providers & Services – 2.2%

370	Aetna Inc.	10,545

10	Air Methods Corporation, (2)	160

40	Amedisys, Inc., (2)	1,654

80	AmericGroup Corporation, (2)	2,362

40	AMN Healthcare Services Inc., (2)	338

20	AmSurg Corporation, (2)	467

110	Assisted Living Concepts Inc., (2)	457

70	AthenaHealth Inc., (2)	2,633

80	Bio-Reference Laboratories, Inc., (2)	2,098

50	Centene Corporation, (2)	986

30	Chemed Corporation	1,193

110	Chindex International, Inc., (2)	875

150	CIGNA Corporation	2,528

30	Community Health Systems Inc., (2)	437

230	Coventry Health Care, Inc., (2)	3,422

30	Cross Country Healthcare, Inc., (2)	264

160	CryoLife Inc., (2)	1,554

40	Davita Inc., (2)	1,983

40	Emeritus Corporation, (2)	401

40	Express Scripts, Inc., (2)	2,199

30	Gentiva Health Services, Inc., (2)	878

30	Haemonetics Corporation, (2)	1,695

80	HealthSouth Corporation, (2)	877

60	HealthSpring, Inc., (2)	1,198

10	Healthways Inc., (2)	115

20	Henry Schein Inc., (2)	734

22

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

90	HMS Holdings Corporation, (2)	$2,837

130	Humana Inc., (2)	4,846

30	Inventiv Health, Inc., (2)	346

70	Kindred Healthcare Inc., (2)	911

30	Laboratory Corporation of America Holdings, (2)	1,932

20	LHC Group, Inc., (2)	720

40	Magellan Health Services, Inc., (2)	1,566

110	McKesson HBOC Inc.	4,260

40	MedCath Corporation, (2)	418

200	Medco Health Solutions, Inc., (2)	8,382

170	Mentor Corporation	5,258

50	Molina Healthcare Inc., (2)	881

10	MWI Veterinary Supply, Inc., (2)	270

10	Pediatrix Medical Group Inc., (2)	317

10	Pharmaceutical Product Development Inc.	290

70	Psychiatric Solutions, Inc., (2)	1,950

40	Quest Diagnostics Incorporated	2,076

60	Skilled Healthcare Group Inc., (2)	506

80	Steris Corporation	1,911

70	Sun Healthcare Group, Inc., (2)	620

50	Sunrise Assisted Living Inc., (2)	84

270	Tenet Healthcare Corporation, (2)	311

790	UnitedHealth Group Incorporated	21,014

10	Universal Health Services, Inc., Class B	376

20	VCA Antech, Inc., (2)	398

10	Wellcare Health Plans Inc., (2)	129

290	Wellpoint Inc., (2)	12,218
	Total Health Care Providers & Services	116,880

	Health Care Technology – 0.2%

180	Allscripts Healthcare Solutions Inc., (2)	1,786

240	Eclipsys Corporation, (2)	3,406

80	IMS Health Incorporated	1,213

20	Omnicell, Inc., (2)	244

150	Phase Forward, Inc., (2)	1,878
	Total Health Care Technology	8,527

	Hotels, Restaurants & Leisure – 1.4%

170	Ameristar Casinos, Inc.	1,469

160	Bally Technologies, Inc., (2)	3,845

70	BJ’s Restaurants, Inc., (2)	754

30	Boyd Gaming Corporation	142

40	Buffalo Wild Wings, Inc., (2)	1,026

10	Burger King Holdings Inc.	239

160	California Pizza Kitchen, Inc., (2)	1,715

23

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

260	Carnival Corporation	$6,323

10	Chipotle Mexican Grill, Class B Shares, (2)	573

60	Choice Hotels International, Inc.	1,804

10	Darden Restaurants Inc.	282

200	Dominos Pizza Inc., (2)	942

120	Einstein Noah Restaurant Group, (2)	690

70	International Game Technology	832

60	Intl Speedway Corporation	1,724

90	Life Time Fitness Inc., (2)	1,166

70	Marriott International, Inc., Class A	1,362

340	McDonald’s Corporation	21,145

80	MGM Mirage Inc., (2)	1,101

100	Morgans Hotel Group Company, (2)	466

50	O’Charley’s, Inc.	100

50	P.F. Changs China Bistro, Inc., (2)	1,047

30	Panera Bread Company, (2)	1,567

120	Peets Coffee and Tea Inc., (2)	2,790

390	Pinnacle Entertainment Inc., (2)	2,995

70	Red Robin Gourmet Burgers, Inc., (2)	1,178

80	Royal Caribbean Cruises Limited	1,100

110	Starbucks Corporation, (2)	1,041

90	Starwood Hotels & Resorts Worldwide, Inc.	1,611

1,105	Wendys Arbys Group Inc.	5,459

50	WMS Industries Inc., (2)	1,345

160	YUM! Brands, Inc.	5,040
	Total Hotels, Restaurants & Leisure	72,873

	Household Durables – 0.7%

450	Beazer Homes USA, Inc., (2)	711

50	Blyth Inc.	392

80	Cavco Industries, Inc., (2)	2,151

60	Champion Enterprises Inc., (2)	34

100	D.R. Horton, Inc.	707

130	Ethan Allen Interiors Inc.	1,868

170	Fortune Brands Inc.	7,018

40	Harman International Industries Inc.	669

270	La Z Boy Inc.	586

150	Leggett and Platt Inc.	2,279

300	Lennar Corporation, Class A	2,601

150	MDC Holdings Inc.	4,545

50	Mohawk Industries Inc., (2)	2,149

20	National Presto Industries Inc.	1,540

170	Newell Rubbermaid Inc.	1,663

180	Ryland Group Inc.	3,181

24

Shares	Description (1)	Value

	Household Durables (continued)

50	Standard Pacific Corporation, (2)	$89

160	Take-Two Interactive Software, Inc., (2)	1,210

40	Tempur Pedic International Inc.	284

240	Tupperware Corporation	5,448
	Total Household Durables	39,125

	Household Products – 1.5%

110	Central Garden & Pet Company, (2)	649

100	Colgate-Palmolive Company	6,854

240	Kimberly-Clark Corporation	12,658

940	Procter & Gamble Company	58,111
	Total Household Products	78,272

	Independent Power Producers & Energy Traders – 0.3%

790	AES Corporation, (2)	6,510

160	Calpine Corporation, (2)	1,165

50	Constellation Energy Group	1,255

100	Mirant Corporation, (2)	1,887

120	NRG Energy Inc., (2)	2,800
	Total Independent Power Producers & Energy Traders	13,617

	Industrial Conglomerates – 1.9%

260	3M Co.	14,960

4,390	General Electric Company	71,118

160	Genuine Parts Company	6,058

120	Lancaster Colony Corporation	4,116

50	McDermott International Inc., (2)	494

130	Textron Inc.	1,803

120	Tyco International Ltd.	2,592

20	Walter Industries Inc.	350
	Total Industrial Conglomerates	101,491

	Insurance – 4.1%

220	Ace Limited	11,642

340	AFLAC Incorporated	15,586

10	Alleghany Corporation, Term Loan, (2)	2,820

10	Allied World Assurance Holdings	406

360	Allstate Corporation	11,794

90	American Financial Group Inc.	2,059

450	American International Group, Inc.	707

30	Amtrust Financial Services, Inc.	348

130	Aon Corporation	5,938

10	Arch Capital Group Limited, (2)	701

30	Argo Group International Holdings Inc., (2)	1,018

190	Arthur J. Gallagher & Co.	4,923

120	Aspen Insurance Holdings Limited	2,910

70	Assurant Inc.	2,100

25

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Insurance (continued)

50	Assured Guaranty Limited	$570

100	Axis Capital Holdings Limited	2,912

220	Brown & Brown Inc.	4,598

110	Castlepoint Holdings Limited	1,492

360	Chubb Corporation	18,360

110	Cincinnati Financial Corporation	3,198

80	CNA Financial Corporation	1,315

220	Conseco Inc., (2)	1,140

40	Delphi Financial Group, Inc.	738

20	Employers Holdings, Inc.	330

10	Everest Reinsurance Group Ltd	761

20	Fidelity National Title Group Inc., Class A	355

60	First American Corporation	1,733

50	FPIC Insurance Group Inc., (2)	2,189

260	Genworth Financial Inc., Class A	736

120	Hartford Financial Services Group, Inc.	1,970

100	IPC Holdings Limited	2,990

220	Lincoln National Corporation	4,145

220	Loews Corporation	6,215

10	Markel Corporation, (2)	2,990

350	Marsh & McLennan Companies, Inc.	8,495

70	Max Capital Group Limited	1,239

140	MBIA Inc.	570

30	Mercury General Corporation	1,380

182	MetLife, Inc.	6,345

130	Montpelier Re Holdings Limited	2,183

40	National Financial Partners Corp.	122

40	PartnerRe Limited	2,851

70	Phoenix Companies Inc.	229

70	Platinum Underwriters Holdings Limited	2,526

100	Principal Financial Group, Inc.	2,257

40	ProAssurance Corporation, (2)	2,111

370	Progressive Corporation	5,480

160	Prudential Financial, Inc.	4,842

32	Reinsurance Group of America Inc.	1,370

10	RenaisasnceRE Holdings, Limited	516

120	RLI Corporation	7,339

10	Safety Insurance Group, Inc.	381

40	Seabright Insurance Holdings Inc., (2)	470

140	Selective Insurance Group Inc.	3,210

10	StanCorp Financial Group Inc.	418

60	Stewart Information Services Corporation	1,409

10	Torchmark Corporation	447

26

Shares	Description (1)	Value

	Insurance (continued)

10	Tower Group Inc.	$282

10	Transatlantic Holdings Inc.	401

570	Travelers Companies, Inc.	25,764

100	United America Indemnity Limited, (2)	1,281

10	Unitrin, Inc.	159

330	Unum Group	6,138

70	Valdius Holdings Limited	1,831

5	Willis Group Holdings Limited	124

80	WR Berkley Corporation	2,480

120	XL Capital Ltd, Class A	444

50	Zenith National Insurance Corp.	1,579
	Total Insurance	218,362

	Internet & Catalog Retail – 0.2%

370	1-800-Flowers, (2)	1,413

40	Amazon.com, Inc., (2)	2,051

180	Expedia, Inc., (2)	1,483

170	IAC/InterActiveCorp., (2)	2,674

50	Insight Enterprises Inc., (2)	345

10	MSC Industrial Direct Inc., Class A	368

90	Overstock.com, Inc., (2)	970

100	PetMed Express, Inc., (2)	1,763

170	Stamps.com Inc., (2)	1,671
	Total Internet & Catalog Retail	12,738

	Internet Software & Services – 0.6%

120	Ariba Inc., (2)	865

10	Bankrate Inc., (2)	380

130	Blue Coat Systems Inc., (2)	1,092

460	Cybersource Corporation, (2)	5,515

80	DivX Inc., (2)	418

250	Earthlink, Inc., (2)	1,690

80	eBay Inc., (2)	1,117

10	Equinix Inc., (2)	532

50	Google Inc., Class A, (2)	15,383

180	Internap Network Services Corporation, (2)	450

20	j2 Global Communications, Inc., (2)	401

70	Marchex, Inc.	408

20	NIC, Incorporated, (2)	92

50	Omniture, Inc., (2)	532

30	Online Resources Corporation, (2)	142

40	Sohu.com Inc., (2)	1,894

10	Vocus, Inc., (2)	182

130	Yahoo! Inc., (2)	1,586
	Total Internet Software & Services	32,679

27

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	IT Services – 0.9%

150	Accenture Limited	$4,919

10	Affiliated Computer Services Inc., (2)	460

70	Automatic Data Processing, Inc.	2,754

250	Broadridge Financial Solutions, Inc.	3,135

40	CACI International Inc., (2)	1,804

130	Ciber, Inc., (2)	625

200	Computer Sciences Corporation, (2)	7,028

50	Convergys Corporation, (2)	321

60	Digital River, Inc., (2)	1,488

100	DST Systems Inc., (2)	3,798

40	Euronet Worldwide, Inc., (2)	464

10	FactSet Research Systems Inc.	442

30	Fair Isaac Corporation	506

80	Fidelity National Information Services	1,302

50	Fiserv, Inc., (2)	1,819

80	Global Payments Inc.	2,623

60	Iron Mountain Inc., (2)	1,484

20	Mercadolibre, Inc., (2)	328

70	ModusLink Global Solutions Inc., (2)	202

120	Ness Technologies, Inc., (2)	514

70	Paychex, Inc.	1,840

100	Perot Systems Corporation, (2)	1,367

130	SAIC, Inc., (2)	2,532

80	Sapient Corporation, (2)	355

80	Scientific Games Corporation, (2)	1,403

160	SonicWALL, Inc., (2)	637

70	SRA International, Inc., (2)	1,208

10	Total System Services Inc.	140
	Total IT Services	45,498

	Leisure Equipment & Products – 0.3%

100	Hasbro, Inc.	2,917

200	JAKKS Pacific Inc., (2)	4,126

280	LeapFrog Enterprises Inc., (2)	980

250	Marvel Entertainment Inc., (2)	7,688

60	Mattel, Inc.	960
	Total Leisure Equipment & Products	16,671

	Life Sciences Tools & Services – 0.3%

30	Bio-Rad Laboratories Inc., (2)	2,259

70	Charles River Laboratories International, Inc., (2)	1,834

10	Covance, Inc., (2)	460

30	Dionex Corporation, (2)	1,346

30	Edwards Lifesciences Corporation, (2)	1,649

60	eResearch Technology, Inc., (2)	398

28

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

40	Exelixis, Inc., (2)	$201

40	Illumina Inc., (2)	1,042

53	Life Technologies Corporation, (2)	1,235

90	Medivation, Inc., (2)	1,311

20	Parexel International Corporation, (2)	194

60	Perkinelmer Inc.	835

20	Techne Corporation	1,290
	Total Life Sciences Tools & Services	14,054

	Machinery – 1.8%

10	3D Systems Corporation, (2)	79

40	Albany International Corporation, Class A	514

90	Ampco-Pittsburgh Corporation	1,953

20	Axsys Technologies, Inc., (2)	1,097

30	Blount International Inc., (2)	284

90	Bucyrus International, Inc.	1,667

80	Cascade Corporation	2,389

310	Caterpillar Inc.	13,848

100	Cummins Inc.	2,673

70	Danaher Corporation	3,963

220	Deere & Company	8,430

180	Donaldson Company, Inc.	6,057

110	Eaton Corporation	5,468

110	Greenbrier Companies Inc.	756

10	Hurco Companies, Inc., (2)	120

210	Illinois Tool Works Inc.	7,361

320	Ingersoll Rand Company Limited, Class A	5,552

40	ITT Industries Inc.	1,840

20	Joy Global Inc.	458

100	Kadant Inc., (2)	1,348

280	Kennametal Inc.	6,213

80	Key Technology, Inc., (2)	1,511

10	LB Foster Company, (2)	313

20	Middleby Corporation, (2)	545

50	Nordson Corporation	1,615

170	PACCAR Inc.	4,862

70	Parker Hannifin Corporation	2,978

80	Robbins & Myers, Inc.	1,294

90	Terex Corporation, (2)	1,559

120	Titan Machinery, Inc., (2)	1,687

30	Toro Company	990

50	TurboChef Technologies, Inc., (2)	246

30	Twin Disc, Inc.	207

29

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Machinery (continued)

110	Valmont Industries, Inc.	$6,750

60	Wabash National Corporation	270
	Total Machinery	96,897

	Marine – 0.3%

40	Alexander and Bald, Inc.	1,002

20	Genco Shipping and Trading Limited	296

210	Horizon Lines Inc., Class A Shares	733

120	Kirby Corporation, (2)	3,283

240	Transocean Inc., (2)	11,340
	Total Marine	16,654

	Media – 3.3%

2	Ascent Media Corporation, (2)	44

260	Belo Corp.	406

50	Cablevision Systems Corporation	842

830	CBS Corporation, Class B	6,798

10	CKX, Inc., (2)	37

2,040	Comcast Corporation, Class A	34,435

110	CTC Media, Inc., (2)	528

250	DIRECTV Group, Inc., (2)	5,728

25	Discovery Communications inc., Class A Shares, (2)	354

25	Discovery Communications Inc., Class C Shares, (2)	335

70	E.W. Scripps Company, Class A	155

230	Echostar Communications Corporation, Variable Prepaid Forward, (2)	2,551

90	Entercom Communications Corporation	111

180	Gannett Company Inc.	1,440

100	Gray Television Inc.	40

40	Guaranty Bancorp., (2)	80

10	Idearc Inc., (2)	1

40	Interactive Data Corporation	986

240	Interpublic Group Companies, Inc., (2)	950

40	Knology, Inc., (2)	206

40	Lamar Advertising Company, (2)	502

230	Lee Enterprises Inc.	94

310	Liberty Global Inc, A Shares, (2)	4,935

130	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	2,272

250	Liberty Media Holding Corporation Interactive, Class A, (2)	780

100	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	471

80	Live Nation Inc., (2)	459

290	McClatchy Company	232

180	McGraw-Hill Companies, Inc.	4,174

60	MediaCom Communications Corporation, (2)	258

30	Morningstar, Inc., (2)	1,065

60	National CineMedia, Inc.	608

30

Shares	Description (1)	Value

	Media (continued)

1,890	News Corporation, Class A	$17,180

140	Omnicom Group Inc.	3,769

50	RCN Corporation, (2)	295

100	Scholastic Corporation	1,358

250	Time Warner Cable, Class A, (2)	5,363

3,480	Time Warner Inc.	35,009

900	TiVo, Inc., (2)	6,444

100	Vallassis Communications Inc., (2)	132

150	ValueClick, Inc., (2)	1,026

570	Viacom Inc., Class B, (2)	10,864

790	Walt Disney Company	17,925

410	World Wrestling Entertainment Inc.	4,543
	Total Media	175,785

	Metals & Mining – 1.2%

50	AK Steel Holding Corporation	466

420	Alcoa Inc.	4,729

80	Allegheny Technologies, Inc.	2,042

300	AMCOL International Corp.	6,285

30	Brush Engineered Material, (2)	382

20	Century Aluminum Company, (2)	200

30	Cliffs Natural Resources Inc.	768

390	Coeur d’Alene Mines Corporation, (2)	343

70	CONSOL Energy Inc.	2,001

270	Freeport-McMoRan Copper & Gold, Inc.	6,599

540	General Moly, Inc., (2)	637

160	Hecla Mining Company, (2)	448

150	Newmont Mining Corporation	6,105

420	Nucor Corporation	19,404

100	Olympic Steel Inc.	2,037

190	Reliance Steel & Aluminum Company	3,789

110	Royal Gold, Inc.	5,413

20	Southern Copper Corporation	321

40	United States Steel Corporation	1,488
	Total Metals & Mining	63,457

	Multiline Retail – 0.8%

10	99 Cents Only Stores, (2)	109

40	Big Lots, Inc., (2)	580

30	Dillard’s, Inc., Class A	119

580	Federated Department Stores, Inc.	6,003

150	J.C. Penney Company, Inc.	2,955

390	Kohl’s Corporation, (2)	14,118

100	Nordstrom, Inc.	1,331

31

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Multiline Retail (continued)

30	Sears Holding Corporation, (2)	$1,166

440	Target Corporation	15,193
	Total Multiline Retail	41,574

	Multi-Utilities – 1.6%

570	CenterPoint Energy, Inc.	7,193

250	Dominion Resources, Inc.	8,960

1,200	Duke Energy Corporation	18,012

90	Dynegy Inc., (2)	180

100	Integrys Energy Group, Inc.	4,298

30	MDU Resources Group Inc.	647

240	NiSource Inc.	2,633

20	NSTAR	730

260	Public Service Enterprise Group Incorporated	7,584

230	Scana Corporation	8,188

290	Sempra Energy	12,363

110	Vectren Corporation	2,751

90	Wisconsin Energy Corporation	3,778

430	Xcel Energy, Inc.	7,977
	Total Multi-Utilities	85,294

	Office Electronics – 0.0%

210	Xerox Corporation	1,674
	Oil, Gas & Consumable Fuels – 10.6%

60	Alpha Natural Resources Inc., (2)	971

290	Apache Corporation	21,614

90	Arch Coal Inc.	1,466

80	Arena Resources Inc., (2)	2,247

80	Atlas America, Inc.	1,188

90	ATP Oil & Gas Corporation, (2)	527

130	Aventine Renewable Energy Holdings, Inc., (2)	85

70	Berry Petroleum Company	529

160	Bill Barrett Corporation, (2)	3,381

80	BPZ Resources, Inc., (2)	512

20	Callon Petroleum Company Del, (2)	52

60	Carrizo Oil & Gas, Inc., (2)	966

350	Cheniere Energy Inc., (2)	998

310	Chesapeake Energy Corporation	5,013

1,140	Chevron Corporation	84,326

70	Cimarex Energy Company	1,875

180	Clean Energy Fuels Corporation, (2)	1,087

60	Comstock Resources Inc., (2)	2,835

800	ConocoPhillips	41,440

60	Continental Resources Inc., (2)	1,243

70	Crosstex Energy, Inc.	273

50	CVTR Energy Inc., (2)	200

32

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

280	Delta Petroleum Corporation, (2)	$1,333

170	Denbury Resources Inc., (2)	1,856

310	Devon Energy Corporation	20,370

390	El Paso Corporation	3,054

10	Encore Acquisition Company, (2)	255

40	Energy Partners Limited, (2)	54

100	EOG Resources, Inc.	6,658

90	Exco Resources Inc., (2)	815

2,790	Exxon Mobil Corporation, Sponsored ADR	222,726

50	Forest Oil Corporation, (2)	825

70	Frontier Oil Corporation	884

40	General Maritime Corporation	432

160	Harvest Natural Resources Inc., (2)	688

150	Hess Corporation	8,046

40	Holly Corporation	729

490	Marathon Oil Corporation	13,406

30	Mariner Energy Inc., (2)	306

50	Massey Energy Company	690

420	McMoran Exploration Corporation, (2)	4,116

90	Murphy Oil Corporation	3,992

90	Newfield Exploration Company, (2)	1,778

100	Noble Energy, Inc.	4,922

190	Northern Oil and Gas Inc., (2)	494

430	Occidental Petroleum Corporation	25,796

100	Peabody Energy Corporation	2,275

70	Penn Virginia Corporation	1,819

80	Pertoleum Development Corporation, (2)	1,926

120	Petrohawk Energy Corporation, (2)	1,876

30	Pioneer Natural Resources Company	485

130	Plains Exploration & Production Company, (2)	3,021

70	Primedia Inc.	152

60	Range Resources Corporation	2,063

70	Rosetta Resources, Inc., (2)	496

10	SandRidge Energy Inc., (2)	62

100	Southwestern Energy Company, (2)	2,897

90	St Mary Land and Exploration Company	1,828

60	Stone Energy Corporation, (2)	661

160	Swift Energy Company, (2)	2,690

200	Tesoro Petroleum Corporation	2,634

260	Vaalco Energy Inc., (2)	1,934

610	Valero Energy Corporation	13,200

130	Venoco Inc., (2)	352

190	Verasun Energy Corporation, (2)	10

33

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

60	Western Refining Inc.	$466

10	Whiting Petroleum Corporation, (2)	335

310	Williams Companies, Inc.	4,489

90	World Fuel Services Corporation	3,330

390	XTO Energy, Inc.	13,755
	Total Oil, Gas & Consumable Fuels	559,809

	Paper & Forest Products – 0.4%

150	Buckeye Technologies Inc., (2)	546

14	Clearwater Paper Corporation, (2)	117

30	Deltic Timber Corporation	1,373

580	International Paper Company	6,844

260	MeadWestvaco Corporation	2,909

50	Neenah Paper, Inc.	442

50	Potlatch Corporation	1,301

190	Weyerhaeuser Company	5,816
	Total Paper & Forest Products	19,348

	Personal Products – 0.1%

80	Alberto Culver Company	1,961

70	Avon Products, Inc.	1,682

10	Estee Lauder Companies Inc., Class A	310

20	NBTY Inc., (2)	313

50	Nutri System Inc.	730
	Total Personal Products	4,996

	Pharmaceuticals – 5.4%

330	Abbott Laboratories	17,612

90	Akorn, Inc., (2)	207

30	Alexion Pharmaceuticals Inc., (2)	1,086

40	Allergan, Inc.	1,613

10	AMAG Pharmaceuticals Inc., (2)	359

50	BioMarin Pharmaceutical Inc., (2)	890

30	BMP Sunstone Corporation, (2)	167

280	Bristol-Myers Squibb Company	6,510

20	Cubist Pharmaceuticals Inc., (2)	483

20	CV Therapeutics Inc., (2)	184

80	Durect Corporation, (2)	271

610	Eli Lilly and Company	24,565

50	Endo Pharmaceuticals Holdings Inc., (2)	1,294

40	Forest Laboratories, Inc., (2)	1,019

1,170	Johnson & Johnson	70,001

130	Medarex Inc., (2)	725

1,240	Merck & Co. Inc.	37,696

260	Mylan Laboratories Inc., (2)	2,571

70	Noven Pharmaceuticals Inc., (2)	770

34

Shares	Description (1)	Value

	Pharmaceuticals (continued)

220	OSI Pharmaceuticals, Inc., (2)	$8,591

240	Pain Therapeutics, Inc., (2)	1,421

4,130	Pfizer Inc.	73,142

100	Salix Pharmaceuticals Limited, (2)	883

240	Schering-Plough Corporation	4,087

40	United Therapeutics Corporation, (2)	2,502

90	Valeant Pharmaceuticals International, (2)	2,061

70	Vivus, Inc., (2)	372

80	Watson Pharmaceuticals Inc., (2)	2,126

530	Wyeth	19,880

30	Xenoport, Inc., (2)	752
	Total Pharmaceuticals	283,840

	Real Estate – 2.1%

30	Acadia Realty Trust	428

10	Alexandria Real Estate Equities Inc.	603

50	AMB Property Corp.	1,171

40	American Campus Communities Inc.	819

20	American Public Education Inc., (2)	744

580	Annaly Capital Management Inc.	9,205

45	Apartment Investment & Management Company, Class A	520

10	AvalonBay Communities, Inc.	606

70	BioMed Realty Trust Inc.	820

50	Boston Properties, Inc.	2,750

120	Brandywine Realty Trust	925

110	Cedar Shopping Centers Inc.	779

170	Colonial Properties Trust	1,416

30	Corporate Office Properties	921

50	Cousins Properties, Inc.	693

180	DCT Industrial Trust Inc.	911

70	Developers Diversified Realty Corporation	342

290	DiamondRock Hospitality Company	1,470

90	Douglas Emmett Inc.	1,175

70	Duke Realty Corporation	767

70	Dupont Fabros Technology Inc.	145

30	EastGroup Properties Inc.	1,067

100	Entertainment Properties Trust	2,980

60	Equity Lifestyles Properties Inc.	2,302

90	Equity Residential	2,684

80	Extra Space Storage Inc.	826

20	Federal Realty Investment Trust	1,242

40	FelCor Lodging Trust Inc.	74

50	First Industrial Realty Trust, Inc.	378

50	General Growth Properties Inc.	65

35

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Real Estate (continued)

50	Glimcher Realty Trust	$141

90	Health Care Property Investors Inc.	2,499

40	Health Care REIT, Inc.	1,688

120	Healthcare Realty Trust, Inc.	2,818

50	Highwoods Properties, Inc.	1,368

30	Home Properties New York, Inc.	1,218

70	Hospitality Properties Trust	1,041

410	Host Hotels & Resorts Inc.	3,104

200	Inland Real Estate Corporation	2,596

40	Kilroy Realty Corporation	1,338

50	Kimco Realty Corporation	914

130	LaSalle Hotel Properties	1,437

40	Liberty Property Trust	913

20	Macerich Company	363

40	Mack-Cali Realty Corporation	980

650	MFA Mortgage Investments, Inc.	3,829

30	Mid-America Apartment Communities	1,115

260	National Retail Properties, Inc.	4,469

60	Nationwide Health Properties, Inc.	1,723

120	Northstar Realty Finance Corporation	469

80	Omega Healthcare Investors Inc.	1,278

30	Penn Real Estate Investment Trust	224

60	Plum Creek Timber Company	2,084

40	Post Properties, Inc.	660

130	ProLogis	1,806

10	PS Business Parks Inc.	447

30	Public Storage, Inc.	2,385

60	Rayonier Inc.	1,881

100	Realty Income Corporation	2,315

90	Redwood Trust Inc.	1,342

10	Regency Centers Corporation	467

100	Senior Housing Properties Trust	1,792

50	Simon Property Group, Inc.	2,657

20	SL Green Realty Corporation	518

90	Sovran Self Storage Inc.	3,240

90	Strategic Hotels & Resorts Inc.	151

70	Sunstone Hotel Investors Inc.	433

40	Tanger Factory Outlet Centers	1,505

30	Taubman Centers Inc.	764

160	Urstadt Biddle Properties Inc.	2,549

210	U-Store-It Trust	935

90	Ventas Inc.	3,021

36

Shares	Description (1)	Value

	Real Estate (continued)

50	Vornado Realty Trust	$3,018

130	Washington Real Estate Investment Trust	3,679
	Total Real Estate	112,002

	Real Estate Management & Development – 0.1%

100	CB Richard Ellis Group, Inc., Class A, (2)	432

60	Forest City Enterprises, Inc.	402

210	Forestar Real Estate Group Inc., (2)	1,999

10	Jones Lang LaSalle Inc.	277

20	Move, Inc., (2)	32

20	St Joe Company, (2)	486
	Total Real Estate Management & Development	3,628

	Road & Rail – 1.1%

10	AMERCO, (2)	345

170	Arkansas Best Corporation	5,119

180	Burlington Northern Santa Fe Corporation	13,628

50	Con-Way, Inc.	1,330

250	CSX Corporation	8,118

120	Dollas Thrifty Automotive Group Inc., (2)	131

150	Heartland Express, Inc.	2,364

90	Kansas City Southern Industries, (2)	1,715

30	Landstar System	1,153

250	Norfolk Southern Corporation	11,763

160	Old Dominion Frght Line, (2)	4,554

130	Union Pacific Corporation	6,214

190	Werner Enterprises, Inc.	3,295

80	YRC Worldwide Inc., (2)	230
	Total Road & Rail	59,959

	Semiconductors & Equipment – 1.7%

40	Advanced Analogic, (2)	121

90	Amkor Technology Inc., (2)	196

70	Anadigics Inc., (2)	104

80	Analog Devices, Inc.	1,522

210	Applied Materials, Inc.	2,127

180	Atheros Communications, Inc., (2)	2,576

40	ATMI Inc., (2)	617

170	Axcelis Technologies Inc., (2)	87

100	Broadcom Corporation, Class A, (2)	1,697

160	Brooks Automation Inc., (2)	930

30	Cabot Microelectronics Corporation, (2)	782

30	Cavium Networks, Inc., (2)	315

60	Cohu Inc.	729

30	Cree, Inc., (2)	476

70	Cymer, Inc., (2)	1,534

30	Diodes Inc., (2)	182

37

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

210	EMCORE Corporation, (2)	$273

100	Entegris Inc., (2)	219

10	FormFactor Inc., (2)	146

10	Hittite Microwave Corporation, (2)	295

2,010	Intel Corporation	29,467

150	IXYS Corporation	1,239

40	KLA-Tencor Corporation	872

190	Kulicke & Soffa Industries Inc., (2)	323

160	Lam Research Corporation, (2)	3,405

50	Linear Technology Corporation	1,106

120	Marvell Technology Group Ltd., (2)	800

30	Microchip Technology Incorporated	586

250	Microsemi Corporation, (2)	3,160

30	Monolithic Power Systems, Inc., (2)	378

210	National Semiconductor Corporation	2,115

120	Novellus Systems, Inc., (2)	1,481

550	NVIDIA Corporation, (2)	4,439

140	ON Semiconductor Corporation, (2)	476

40	Pericom Semiconductor Corporation, (2)	219

840	PMC-Sierra, Inc., (2)	4,082

40	Power Integrations Inc.	795

110	RF Micro Devices, Inc., (2)	86

70	Rubicon Technology Inc., (2)	298

60	Semtech Corporation, (2)	676

20	Sigma Designs, Inc., (2)	190

80	Silicon Laboratories Inc., (2)	1,982

390	Silicon Storage Technology Inc., (2)	893

60	SiRF Technology Holdings, Inc., (2)	77

250	Skyworks Solutions Inc., (2)	1,385

20	Supertex Inc., (2)	480

200	Techwell, Inc., (2)	1,300

540	Texas Instruments Incorporated	8,381

70	Trident Microsystems Inc., (2)	132

130	Volterra Semiconductor Corporation, (2)	930

70	Xilinx, Inc.	1,247
	Total Semiconductors & Equipment	87,928

	Software – 2.1%

90	ACI Worldwide, Inc., (2)	1,431

70	Adobe Systems Incorporated, (2)	1,490

20	Advent Software Inc., (2)	399

70	Amdocs Limited, (2)	1,280

30	Ansys Inc., (2)	837

60	Blackbaud, Inc.	810

38

Shares	Description (1)	Value

	Software (continued)

30	Blackboard, Inc., (2)	$787

50	BMC Software, Inc., (2)	1,346

20	CA Inc.	371

20	Citrix Systems, (2)	471

120	Compuware Corporation, (2)	810

80	Concur Technologies, Inc., (2)	2,626

30	Electronic Arts Inc. (EA), (2)	481

20	Falconstore Software, Inc., (2)	56

180	Henry Jack and Associates Inc.	3,494

180	Informatica Corporation, (2)	2,471

80	Intuit Inc., (2)	1,903

540	Lawson Software, Inc., (2)	2,560

30	ManTech International Corporation, Class A, (2)	1,626

110	Micros Systems, Inc., (2)	1,795

2,160	Microsoft Corporation	41,990

100	Net 1 Ueps Technologies, Inc., (2)	1,370

100	NetScout Systems, Inc., (2)	862

230	Nuance Communications, Inc., (2)	2,383

500	Oracle Corporation, (2)	8,865

140	Parametric Technology Corporation, (2)	1,771

140	Progress Software Corporation, (2)	2,696

220	Quest Software Inc., (2)	2,770

80	Radiant Systems, Inc., (2)	270

260	RealNetworks Inc., (2)	918

90	Red Hat, Inc., (2)	1,190

20	Salesforce.com, Inc., (2)	640

70	Solera Holdings Inc., (2)	1,687

150	Sybase, Inc., (2)	3,716

540	Symantec Corporation, (2)	7,301

40	THQ, Inc., (2)	168

220	Tibco Software Inc., (2)	1,142

40	Ultimate Software Group, Inc., (2)	584

170	VeriSign, Inc., (2)	3,244

110	Vignette Corporation, (2)	1,035
	Total Software	111,646

	Specialty Retail – 2.0%

20	Abercrombie & Fitch Co., Class A	461

140	Aeropostale, Inc., (2)	2,254

140	American Eagle Outfitters, Inc.	1,310

140	Bed Bath and Beyond Inc., (2)	3,559

340	Best Buy Co., Inc.	9,557

70	Borders Group, Inc.	28

15	Buckle Inc.	327

39

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Specialty Retail (continued)

30	Chico’s FAS, Inc., (2)	$125

200	Christopher & Banks Corporation	1,120

170	Circuit City Stores, Inc., (2)	22

10	Citi Trends, Inc., (2)	147

350	Foot Locker, Inc.	2,569

60	GameStop Corporation, (2)	1,300

220	Gap, Inc.	2,946

70	Genesco Inc., (2)	1,184

50	Group 1 Automotive Inc.	539

170	Gymboree Corporation, (2)	4,435

1,140	Home Depot, Inc.	26,243

20	J. Crew Group Inc., (2)	244

1,040	Lowe’s Companies, Inc.	22,381

230	Mens Wearhouse Inc.	3,114

30	Monro Muffler Brake, Inc.	765

100	NetFlix.com Inc., (2)	2,989

150	Office Depot, Inc., (2)	447

50	RadioShack Corporation	597

150	Regis Corporation	2,180

130	Rent-A-Center Inc., (2)	2,295

50	Ross Stores, Inc.	1,487

30	Sally Beauty Holdings Inc., (2)	171

30	Sherwin-Williams Company	1,793

240	Staples, Inc.	4,300

200	TJX Companies, Inc.	4,113

40	Tractor Supply Company, (2)	1,445

30	Tween Brands Inc., (2)	129

80	Williams-Sonoma Inc.	628

110	Zale Corporation, (2)	365
	Total Specialty Retail	107,569

	Textiles, Apparel & Luxury Goods – 0.4%

300	bebe stores, inc.	2,240

110	Brown Shoe Inc.	931

20	Carter’s Inc., (2)	384

90	Coach, Inc., (2)	1,868

20	Colective Brands Inc., (2)	233

140	Hanesbrands Inc., (2)	1,784

430	Jones Apparel Group, Inc.	2,519

130	K Swiss, Inc.	1,481

410	Liz Claiborne, Inc.	1,065

20	Lululemon Athletica Inc., (2)	158

80	Nike, Inc., Class B	4,079

70	Perry Ellis International, Inc., (2)	443

40

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

30	Phillips-Van Heusen Corporation	$603

30	Steven Madden Limited, (2)	639

90	Under Armour, Inc., (2)	2,145

10	UniFirst Corporation	296

10	Warnaco Group, Inc., (2)	195
	Total Textiles, Apparel & Luxury Goods	21,063

	Thrifts & Mortgage Finance – 0.6%

220	Beneficial Mutual Bancorp Inc., (2)	2,474

270	Dime Community Bancshares, Inc.	3,590

80	Federal Agricultural Mortgage Corporation	279

170	Federal Home Loan Mortgage Corporation	123

310	Federal National Mortgage Association	235

160	First Niagara Financial Group Inc.	2,586

80	Flushing Financial Corporation	956

290	Hudson City Bancorp, Inc.	4,627

380	NewAlliance BancShares Inv	5,004

30	Northwest Bancorp, Inc.	640

170	People’s United Financial, Inc.	3,030

1,320	PMI Group Inc.	2,573

170	Provident Financial Services Inc.	2,600

40	Provident New York Bancorp.	495

10	Sovereign Bancorp, Inc., (2)	29

240	TFS Financial Corporation	3,095

120	Washington Federal Inc.	1,794

420	Washington Mutual, Inc.	8
	Total Thrifts & Mortgage Finance	34,138

	Tobacco – 1.1%

220	Alliance One International, Inc., (2)	646

2,230	Altria Group, Inc.	33,583

160	Philip Morris International	6,961

250	Reynolds American Inc.	10,077

40	Universal Corporation	1,194

60	UST Inc.	4,162
	Total Tobacco	56,623

	Trading Companies & Distributors – 0.2%

10	Beacon Roofing Supply Company, (2)	138

50	Kaman Corporation	906

200	Odyssey Marine Exploration Inc., (2)	643

180	TransDigm Group Incorporated, (2)	6,042

70	United Rentals Inc., (2)	637

20	WESCO International Inc., (2)	384
	Total Trading Companies & Distributors	8,750

41

Portfolio of Investments (Unaudited)

Nuveen U.S. Equity Completeness Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Transportation Infrastructure – 0.0%

530	Hackett Group, Inc., (2)	$1,547
	Water Utilities – 0.0%

20	SJW Corporation	598
	Wireless Telecommunication Services – 0.2%

70	American Tower Corporation, (2)	2,051

290	Crown Castle International Corporation, (2)	5,097

400	ICO Global Communications, (2)	451

60	NII Holdings Inc., Class B, (2)	1,090

100	PAETEC Holdings Inc., (2)	143

10	SBA Communications Corporation, (2)	162

30	Syniverse Holdings Inc., (2)	357

20	Telephone and Data Systems Inc.	634

10	United States Cellular Corporation, (2)	431
	Total Wireless Telecommunication Services	10,416

	Total Common Stocks (cost $7,364,390)	5,099,703

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 3.9%

$206	Repurchase Agreement with State Street Bank, dated 12/31/08, repurchase price $206,005, collateralized by $215,000 U.S. Treasury Bills, 0.000%, due 7/30/09, value $214,635	0.010%	1/02/09	$206,005

	Total Short-Term Investments (cost $206,005)			206,005

	Total Investments (cost $7,570,395) – 100.5%			5,305,708

	Other Assets Less Liabilities – (0.5)%			(28,773)

	Net Assets – 100%			$5,276,935

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

ADR	American Depositary Receipt.

DD	Investment purchased on a delayed delivery basis.

See accompanying notes to financial statements.

42

Statement of Assets and Liabilities (Unaudited)

December 31, 2008

Assets
Investments, at value (cost $7,570,395)	$5,305,708
Receivable for dividends	11,614
Total assets	5,317,322
Liabilities
Cash overdraft	2,234
Payable for investments purchased	154
Accrued expenses:
Management fees	12,512
Other	25,487
Total liabilities	40,387
Net assets	$5,276,935
Shares outstanding	379,148
Net asset value per share	$13.92

Net Assets Consist of:
Capital paid-in	$7,523,977
Undistributed (Over-distribution of) net investment income	16,607
Accumulated net realized gain (loss) from investments	1,038
Net unrealized appreciation (depreciation) of investments	(2,264,687)
Net assets	$5,276,935

See accompanying notes to financial statements.

43

Statement of Operations (Unaudited)

For the Period July 1, 2008 (commencement of operations) through December 31, 2008

Investment Income	$56,677
Expenses
Management fees	10,468
Shareholders’ servicing agent fees and expenses	61
Custodian’s fees and expenses	28,592
Trustees’ fees and expenses	52
Professional fees	3,819
Shareholders’ reports – printing and mailing expenses	7,580
Federal and state registration fees	52
Other expenses	207
Total expenses before custodian fee credit and expense reimbursement	50,831
Custodian fee credit	(118)
Expense reimbursement	(35,629)
Net expenses	15,084
Net investment income	41,593
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,038
Net unrealized appreciation (depreciation) of investments	(2,264,687)
Net realized and unrealized gain (loss)	(2,263,649)
Net increase (decrease) in net assets from operations	$(2,222,056)

See accompanying notes to financial statements.

44

Statement of Changes in Net Assets (Unaudited)

For the Period July 1, 2008 (commencement of operations) through December 31, 2008

Operations
Net investment income	$41,593
Net realized gain (loss) from investments	1,038
Net unrealized appreciation (depreciation) of investments	(2,264,687)
Net increase (decrease) in net assets from operations	(2,222,056)
Distributions to Shareholders
From net investment income	(24,986)
Decrease in net assets from distributions to shareholders	(24,986)
Fund Share Transactions
Proceeds from sale of shares	7,623,977
Cost of shares redeemed	(100,000)
Net increase (decrease) in net assets from Fund share transactions	7,523,977
Net increase (decrease) in net assets	5,276,935
Net assets at the beginning of period	—
Net assets at the end of period	$5,276,935
Undistributed (Over-distribution of) net investment income at the end of period	$16,607

See accompanying notes to financial statements.

45

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen U.S. Equity Completeness Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund’s only investors are expected to be the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund (collectively, the “Allocation Funds”), which are advised by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and sub-advised by Richards & Tierney, Inc. also a subsidiary of Nuveen.

The Fund ordinarily invests at least 80% of its net assets in U.S. equity securities in an attempt to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of the Allocation Funds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At December 31, 2008, the Fund had outstanding delayed delivery purchase commitments of $154.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Sales Charge Program

The Fund’s Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period July 1, 2008 (commencement of operations) through December 31, 2008.

46

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No.157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$5,305,677	$31	$—	$5,305,708

3. Fund Shares

Transactions in Fund shares were as follows:

	For the Period 7/01/08 (commencement of operations) through 12/31/08
	Shares	Amount
Shares sold	384,419	$7,623,977
Shares redeemed	(5,271)	(100,000)
Net increase (decrease)	379,148	$7,523,977

4. Investment Transactions

Purchases and sales (excluding short-term investments) during the period July 1, 2008 (commencement of operations) through December 31, 2008, aggregated $7,425,042 and $14,965, respectively.

47

Notes to Financial Statements (Unaudited) (continued)

5. Income Tax Information

The following information is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

At December 31, 2008, the cost of investments was $7,570,395.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2008, were as follows:

Gross unrealized:
Appreciation	$31,804
Depreciation	(2,296,491)
Net unrealized appreciation (depreciation) of investments	$(2,264,687)

6. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Fund, payable monthly, is .35%.

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen Hyde Park Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolio of the Fund. HydePark is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has committed to waive fees and reimburse expenses of the Fund through October 31, 2011, so that total annual Fund operating expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.05% after October 31, 2011) of the average daily net assets of the Fund. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At December 31, 2008, Nuveen owned 1,250 shares of the Fund.

48

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

49

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions					Ratios/Supplemental Data
											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
2008(e)	$20.00	$.17	$(6.18)	$(6.01)	$(.07)	$—	$(.07)	$13.92	(30.06)%	$5,277	2.65	%*	.30	%*	.79	%*	2.16	%*	.79	%*	2.17	%*	—%

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total return is not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	For the period July 1, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to financial statements.

50

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board”, and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on April 23, 2008 (the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), unanimously approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and Nuveen HydePark Group, LLC (“HydePark” or the “Sub-Adviser”) on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned subsidiaries other than HydePark for periods prior to its acquisition on April 30, 2007);

•	the proposed management fees of the Fund Adviser;

•	the expected expenses of the Fund; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the profitability of Nuveen and its affiliates; (c) the extent to which economies of scale would be realized as the Fund grows; and (d) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. The Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. As NAM already serves as adviser to other Nuveen funds overseen by the Independent Board Members, the Board has a good understanding of such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by NAM, the Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of NAM and its services in evaluating the Investment Management Agreement. In addition, HydePark also serves as a sub-adviser to other Nuveen funds; however, HydePark was acquired by Nuveen in April 2007 and is therefore a relatively new sub-adviser for the Nuveen complex.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. The Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things: product management; preparing shareholder reports; providing daily accounting; overseeing and coordinating the activities of other service providers; administering and organizing Board meetings and preparing the Board materials for such meetings; providing legal support (such as helping to prepare registration statements, amendments thereto and proxy statements and responding to regulatory inquiries); and performing other fund administrative tasks necessary for the operation of the Fund (such as tax reporting and fulfilling regulatory filing requirements, compliance functions and monitoring and overseeing any sub-adviser). With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were sufficient.

51

B. Investment Performance

The Fund is new and, at the time of the Meeting, had no prior performance record.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios. The Independent Board Members also noted that the shares of the Fund are intended to be offered to other Nuveen funds (at the time of the Meeting, such shares were expected to be offered to the Nuveen Balanced Municipal and Stock Fund (proposed to be renamed the Nuveen Conservative Allocation Fund), the Nuveen Balanced Stock and Bond Fund (proposed to be renamed the Nuveen Moderate Allocation Fund) and the Nuveen Global Value Fund (proposed to be re-named the Nuveen Growth Allocation Fund) (collectively the “Nuveen Asset Allocation Funds”)). In light of the foregoing, the Independent Board Members recognized that the Nuveen Asset Allocation Funds investing in the Fund will also be advised by NAM and sub-advised by an affiliated person of NAM. Accordingly, in evaluating fees and expenses, the Independent Board Members took into consideration the advisory fees paid to NAM and the affiliated sub-adviser by the Nuveen Asset Allocation Funds. The Independent Board Members further noted that NAM agreed to waive fees and reimburse expenses through October 31, 2011 in order to prevent the Fund’s operating expenses (excluding taxes, interest expense, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) from exceeding 0.80% (1.05% after October 31, 2011) of the average daily net assets of the Fund’s shares, subject to possible further reduction as a result of reductions in the complex-level fee component of the management fee. The complex-wide breakpoint schedule was instituted in 2004 and is described in further detail in Section D below entitled “Economies of Scale and Whether Fee Levels Reflect These Economies of Scale.”

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Independent Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including other Nuveen funds. In this regard, the Board considered the fees compared to other Nuveen funds advised by the same sub-adviser. Further, the Board recognized that there were no comparable unaffiliated investment companies available. In considering the advisory fees of the Sub-Adviser, the Board Members are familiar with the fees the Sub-Adviser charges for similar investment management services for other Nuveen funds and clients.

3. Profitability

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen’s wholly-owned subsidiaries, except profitability information prior to April 30, 2007 would not include HydePark as it was acquired at that time) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed Nuveen’s revenues, expenses and profitability margins for advisory activities (on both a pre-tax and after-tax basis) and the methodology used to determine profitability. The Independent Board Members have reviewed data comparing Nuveen’s profitability with other investment management companies prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the inherent limitations in determining profitability as well as the difficulty in comparing the profitability of other unaffiliated advisers. The Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have noted the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. The Independent Board Members further received the 2006 Annual Report for Nuveen Investments as well as its quarterly report ending September 30, 2007. As noted below, the Independent Board Members also recognized the recent changes to the complex-wide fee breakpoint schedule that went into effect August 20, 2007. Based on their review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

Similar to other funds in the Nuveen complex, the management fee for the Fund is comprised of a fund-level component and a complex-level component. With respect to economies of scale, the Independent Board Members have recognized that breakpoints are one way to share the benefits of economies of scale with investors. In August 2004 (as modified in 2007), to help ensure shareholders share in these benefits, the Board approved a complex-level fee arrangement pursuant to which the complex-level

52

Annual Investment Management Agreement Approval Process (continued)

component is reduced as assets in the fund complex reach certain levels. With respect to the Fund, the advisory fee schedule does not contain fund-level breakpoints, however, the Fund’s complex-level component contains breakpoints which will reduce that portion of the fee as assets in the complex increase. In addition, the Independent Board Members noted that the assets of the Fund would not be “double-counted” at the Nuveen Asset Allocation Funds level for purposes of the complex-wide calculation as the management fees of such funds do not include a complex-level component. Based on their review, the Board Members concluded that the complex-level fee arrangement was acceptable in providing the benefits from economies of scale to shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered the soft dollar arrangements of the Sub-Adviser and have noted that the Sub-Adviser may benefit from soft dollar arrangements pursuant to which it may receive research from brokers that execute the Fund’s portfolio transactions.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

53

Notes

54

Notes

55

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

56

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen HydePark Group, LLC 111 West Jackson Blvd. Suite 1411 Chicago, IL 60604	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

57

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-COMP-1208D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report December 31, 2008	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Enhanced Core Equity Plus Fund

NOW YOU CAN RECEIVE YOUR

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if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholders,

I write this letter in a time of great uncertainty about the current state of the U.S. financial system and pessimism about the future of the global economy. Many have observed that the conditions that led to the crisis have built up over time and will complicate the course of recovery. At the same time, government officials in the U.S. and abroad have been quick to implement a wide range of programs to restore stability to the financial system and encourage economic recovery. History teaches us that these efforts will moderate the extent of the downturn and hasten the inevitable recovery, even though it is hard to appreciate that outcome in the current environment.

As you will read in the attached report, the continuing financial and economic problems are weighing heavily on asset values, and unfortunately the performance of your Nuveen Fund has been similarly affected. However, in the face of market conditions that are extraordinarily difficult, the Nuveen organization is dedicated to preserving long term investment values for your Fund. It has re-examined and in some cases re-focused its investment and risk management disciplines to assure that they can uncover the new opportunities and anticipate the new risks that are being presented by the market dislocation.

In addition to the financial statements, I hope that you will carefully review the Portfolio Managers’ Comments and the Fund Spotlight sections of this report. They highlight the managers’ pursuit of investment strategies that depend on well researched securities, diversified portfolio holdings and continuous risk management to achieve your Fund’s investment goals. The Board believes that a focus on long term investment goals provide the basis for successful investment over time and we deeply appreciate your patience and continued support as your Fund is managed through this trying period.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

February 23, 2009

Robert P. Bremner

Chairman of the Board

Semi-Annual Report    Page 1

Portfolio Managers’ Comments

The Nuveen Enhanced Core Equity Plus Fund features management by Nuveen HydePark Group, LLC (HydePark), an affiliate of Nuveen Investments, Inc. The Fund is co-managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. We recently spoke with David Tierney about the key investment strategies and performance of the Fund for the period since the Fund’s inception through December 31, 2008.

How did the Fund perform during the period since inception through December 31, 2008?

The table on page three provides performance information for the Fund (Class A Shares at net asset value) for the since inception period ended December 31, 2008. The table also compares the Fund’s performance to the appropriate benchmark.

What strategies were used to manage the Fund during the reporting period?

The Nuveen Enhanced Core Equity Plus Fund may invest in long positions of equity securities up to 130% of its assets, and may hold short positions in equities up to 30% of its assets. The proprietary risk-controlled HydePark wealth creation model was used to manage the Fund since its inception. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented; two traditional measures of revenues in excess of expenses (specifically, earnings and cash flow), and two traditional measures of the uses for those excess monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model nor how we select stocks for the Fund.

The model evaluates all the securities contained in the benchmark portfolio (S&P 500 Index) for possible inclusion in the portfolio. The process will not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio.

This process produces well-diversified, efficient portfolios that perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmark. The portfolio typically contains a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics: cheap earnings, cheap cash flow, cheap book value, cheap dividends and momentum. The portfolio is monitored daily with major rebalances occurring quarterly.

How did these strategies influence performance?

From the period since the Fund’s inception, December 29, 2008, we have been in the initial invest up phase. As a result, the performance reflects an extremely limited time frame.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Semi-Annual Report    Page 2

Class A Shares—

Cumulative Total Returns as of 12/31/08

Since inception (12/29/2008)
Nuveen Enhanced Core Equity Plus Fund A Shares at NAV	3.55%
A Shares at Offer	-2.40%
Lipper Extended U.S. Large-Cap Core Funds Index[1]	4.15%
S&P 500 Index[2]	3.91%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page for more complete performance data and expense ratios.

1	The Lipper Extended U.S. Large-Cap Core Funds Index is a managed index that represents the average annualized returns of all funds in the Lipper Extended U.S. Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Semi-Annual Report    Page 3

Fund Spotlight as of 12/31/08 Nuveen Enhanced Core Equity Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$20.71	$20.71	$20.71	$20.71
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Cumulative Total Returns as of 12/31/08

A Shares	NAV	Offer
Since Inception	3.55%	-2.40%

C Shares	NAV	w/CDSC
Since Inception	3.55%	2.55%

R3 Shares	NAV
Since Inception	3.55%

I Shares	NAV
Since Inception	3.55%

Top Five Common Stock Holdings[1]
Exxon Mobil Corporation	4.2%
Chevron Corporation	2.4%
AT&T Inc.	2.0%
Procter & Gamble Company	1.5%
Pfizer Inc.	1.5%

Portfolio Allocation1

Portfolio Statistics
Net Assets ($000)	$3,624
Number of Common Stocks[2]	181

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.72%	1.59%	12/29/08
Class C	2.47%	2.34%	12/29/08
Class R3	1.97%	1.84%	12/29/08
Class I	1.47%	1.34%	12/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	As a percentage of total investments (excluding common stocks sold short) as of December 31, 2008. Holdings are subject to change.

2	Excluding common stocks sold short.

Semi-Annual Report    Page 4

Fund Spotlight as of 12/31/08 Nuveen Enhanced Core Equity Plus Fund

Industries[1]
Oil, Gas & Consumable Fuels	10.4%
Commercial Banks	5.0%
Pharmaceuticals	4.8%
Diversified Telecommunication Services	3.5%
Electric Utilities	2.1%
Household Products	2.0%
Food & Staples Retailing	1.9%
Industrial Conglomerates	1.7%
Tobacco	1.6%
Short-Term Investments	48.0%
Other	19.0%

1	As a percentage of total investments (excluding common stocks sold short) as of December 31, 2008. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 3 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (12/29/08)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (12/31/08)	$1,035.50	$1,035.50	$1,035.50	$1,035.50	$1,000.30	$1,000.24	$1,000.28	$1,000.32
Expenses Incurred During Period	$0.11	$0.18	$0.13	$0.09	$0.11	$0.18	$0.13	$0.09

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.13%, 1.59%, and 1.10% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 3/365 (to reflect the 3 days in the period since the Fund’s commencement of operations).

Semi-Annual Report    Page 5

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Plus Fund

December 31, 2008

Shares	Description (1)	Value

	COMMON STOCKS – 104.4%

	Aerospace & Defense – 2.0%

140	Boeing Company	$5,974

130	General Dynamics Corporation	7,487

200	Honeywell International Inc.	6,566

150	Lockheed Martin Corporation	12,612

170	Northrop Grumman Corporation	7,657

240	Raytheon Company	12,250

410	United Technologies Corporation	21,976
	Total Aerospace & Defense	74,522

	Air Freight & Logistics – 0.7%

80	C.H. Robinson Worldwide, Inc.	4,402

120	FedEx Corporation	7,698

240	United Parcel Service, Inc., Class B	13,238
	Total Air Freight & Logistics	25,338

	Beverages – 1.9%

800	Coca-Cola Company	36,216

610	PepsiCo, Inc.	33,410
	Total Beverages	69,626

	Biotechnology – 2.1%

820	Amgen Inc., (2)	47,355

70	Celgene Corporation, (2)	3,870

90	Genzyme Corporation, (2)	5,973

400	Gilead Sciences, Inc., (2)	20,456
	Total Biotechnology	77,654

	Capital Markets – 0.5%

430	Bank of New York Company, Inc.	12,182

270	Charles Schwab Corporation	4,366
	Total Capital Markets	16,548

	Chemicals – 1.2%

780	Dow Chemical Company	11,770

600	E.I. Du Pont de Nemours and Company	15,180

110	PPG Industries, Inc.	4,667

110	Praxair, Inc.	6,530

90	Rohm and Haas Company	5,561
	Total Chemicals	43,708

	Commercial Banks – 10.0%

5,410	Bank of America Corporation	76,173

720	BB&T Corporation	19,771

120	Goldman Sachs Group, Inc.	10,127

2,730	JPMorgan Chase & Co.	86,077

310	PNC Financial Services Group, Inc.	15,190

240	SunTrust Banks, Inc.	7,090

1,760	U.S. Bancorp	44,018

3,520	Wells Fargo & Company	103,770
	Total Commercial Banks	362,216

6

Shares	Description (1)	Value

	Commercial Services & Supplies – 0.3%

360	Waste Management, Inc.	$11,930
	Communications Equipment – 1.3%

890	Cisco Systems, Inc., (2)	14,507

1,020	Corning Incorporated	9,721

610	QUALCOMM Inc.	21,856
	Total Communications Equipment	46,084

	Computers & Peripherals – 2.6%

840	Hewlett-Packard Company	30,484

760	International Business Machines Corporation (IBM)	63,962
	Total Computers & Peripherals	94,446

	Consumer Finance – 0.4%

420	Capital One Financial Corporation	13,394
	Diversified Consumer Services – 0.1%

60	Apollo Group, Inc., (2)	4,597
	Diversified Telecommunication Services – 7.0%

5,240	AT&T Inc.	149,338

150	CenturyTel, Inc.	4,100

160	Embarq Corporation	5,754

1,740	Qwest Communications International Inc.	6,334

2,460	Verizon Communications Inc.	83,394

640	Windstream Corporation	5,888
	Total Diversified Telecommunication Services	254,808

	Electric Utilities – 4.2%

220	Ameren Corporation	7,317

340	American Electric Power Company, Inc.	11,315

320	Consolidated Edison, Inc.	12,458

190	DTE Energy Company	6,777

200	Edison International	6,424

110	Entergy Corporation	9,144

310	Exelon Corporation	17,239

290	FirstEnergy Corp.	14,088

220	FPL Group, Inc.	11,073

310	PG&E Corporation	12,000

230	PPL Corporation	7,059

270	Progress Energy, Inc.	10,760

700	Southern Company	25,900
	Total Electric Utilities	151,554

	Electrical Equipment – 0.3%

290	Emerson Electric Company	10,617
	Electronic Equipment & Instruments – 0.3%

130	Thermo Fisher Scientific, Inc., (2)	4,429

360	Tyco Electronics, Limited	5,836
	Total Electronic Equipment & Instruments	10,265

7

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Plus Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Energy Equipment & Services – 0.3%

270	Anadarko Petroleum Corporation	$10,409
	Food & Staples Retailing – 3.8%

130	Costco Wholesale Corporation	6,825

550	CVS Caremark Corporation	15,807

470	Kroger Co.	12,413

190	Safeway Inc.	4,516

300	Sysco Corporation	6,882

370	Walgreen Co.	9,128

1,480	Wal-Mart Stores, Inc.	82,969
	Total Food & Staples Retailing	138,540

	Food Products – 2.6%

380	Archer-Daniels-Midland Company	10,955

160	Campbell Soup Company	4,802

320	ConAgra Foods, Inc.	5,280

260	General Mills, Inc.	15,795

200	H.J. Heinz Company	7,520

90	JM Smucker Company	3,902

130	Kellogg Company	5,700

1,100	Kraft Foods Inc.	29,535

130	Monsanto Company	9,146
	Total Food Products	92,635

	Gas Utilities – 0.2%

540	Spectra Energy Corporation	8,500
	Health Care Equipment & Supplies – 0.9%

270	Baxter International Inc.	14,469

80	Becton, Dickinson and Company	5,471

250	Covidien Limited	9,060

150	Medtronic, Inc.	4,713
	Total Health Care Equipment & Supplies	33,713

	Health Care Providers & Services – 0.6%

90	Express Scripts, Inc., (2)	4,948

210	Medco Health Solutions, Inc., (2)	8,801

150	Wellpoint Inc., (2)	6,320
	Total Health Care Providers & Services	20,069

	Hotels, Restaurants & Leisure – 1.8%

320	Carnival Corporation	7,782

840	McDonald’s Corporation	52,240

160	YUM! Brands, Inc.	5,040
	Total Hotels, Restaurants & Leisure	65,062

	Household Products – 3.9%

90	Clorox Company	5,000

180	Colgate-Palmolive Company	12,337

300	Kimberly-Clark Corporation	15,822

1,770	Procter & Gamble Company	109,419
	Total Household Products	142,578

8

Shares	Description (1)	Value

	Industrial Conglomerates – 3.5%

470	3M Co.	$27,044

5,490	General Electric Company	88,938

120	Genuine Parts Company	4,543

290	Tyco International Ltd.	6,264
	Total Industrial Conglomerates	126,789

	Insurance – 3.1%

170	AFLAC Incorporated	7,793

130	Allstate Corporation	4,259

2,470	American International Group, Inc.	3,878

230	Aon Corporation	10,506

370	Chubb Corporation	18,870

160	Cincinnati Financial Corporation	4,651

320	Loews Corporation	9,040

630	Marsh & McLennan Companies, Inc.	15,290

180	MetLife, Inc.	6,275

360	Progressive Corporation	5,332

550	Travelers Companies, Inc.	24,860
	Total Insurance	110,754

	IT Services – 0.3%

320	Automatic Data Processing, Inc.	12,589
	Machinery – 0.7%

330	Caterpillar Inc.	14,741

100	Eaton Corporation	4,971

170	Illinois Tool Works Inc.	5,959
	Total Machinery	25,671

	Marine – 0.4%

290	Transocean Inc., (2)	13,703
	Media – 3.1%

1,030	CBS Corporation, Class B	8,436

1,990	Comcast Corporation, Class A	33,591

360	DIRECTV Group, Inc., (2)	8,248

890	News Corporation, Class A	8,090

2,870	Time Warner Inc.	28,872

350	Viacom Inc., Class B, (2)	6,671

890	Walt Disney Company	20,194
	Total Media	114,102

	Metals & Mining – 0.6%

470	Alcoa Inc.	5,292

330	Freeport-McMoRan Copper & Gold, Inc.	8,065

220	Nucor Corporation	10,164
	Total Metals & Mining	23,521

	Multiline Retail – 0.4%

140	Kohl’s Corporation, (2)	5,068

230	Target Corporation	7,942
	Total Multiline Retail	13,010

9

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Plus Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Multi-Utilities – 1.8%

330	CenterPoint Energy, Inc.	$4,165

440	Dominion Resources, Inc.	15,770

1,400	Duke Energy Corporation	21,014

240	Public Service Enterprise Group Incorporated	7,001

190	Sempra Energy	8,100

430	Xcel Energy, Inc.	7,977
	Total Multi-Utilities	64,027

	Oil, Gas & Consumable Fuels – 20.9%

310	Apache Corporation	23,104

290	Chesapeake Energy Corporation	4,689

2,350	Chevron Corporation	173,828

1,930	ConocoPhillips	99,974

400	Devon Energy Corporation	26,284

250	EOG Resources, Inc.	16,645

3,830	Exxon Mobil Corporation	305,745

220	Hess Corporation	11,801

590	Marathon Oil Corporation	16,142

160	Murphy Oil Corporation	7,096

130	Noble Energy, Inc.	6,399

710	Occidental Petroleum Corporation	42,593

280	Southwestern Energy Company, (2)	8,112

320	Valero Energy Corporation	6,925

310	XTO Energy, Inc.	10,934
	Total Oil, Gas & Consumable Fuels	760,271

	Paper & Forest Products – 0.1%

440	International Paper Company	5,192
	Pharmaceuticals – 9.6%

880	Abbott Laboratories	46,966

1,210	Bristol-Myers Squibb Company	28,133

450	Eli Lilly and Company	18,122

1,760	Johnson & Johnson	105,301

490	Merck & Co. Inc.	14,896

6,000	Pfizer Inc.	106,258

760	Wyeth	28,508
	Total Pharmaceuticals	348,184

	Real Estate – 0.7%

240	Equity Residential	7,157

180	Health Care Property Investors Inc.	4,999

590	Host Hotels & Resorts Inc.	4,466

70	Public Storage, Inc.	5,565

70	Vornado Realty Trust	4,225
	Total Real Estate	26,412

10

Shares	Description (1)	Value

	Road & Rail – 1.6%

190	Burlington Northern Santa Fe Corporation	$14,385

340	CSX Corporation	11,040

340	Norfolk Southern Corporation	15,997

310	Union Pacific Corporation	14,818
	Total Road & Rail	56,240

	Semiconductors & Equipment – 0.9%

1,840	Intel Corporation	26,974

300	Texas Instruments Incorporated	4,656
	Total Semiconductors & Equipment	31,630

	Software – 2.0%

2,000	Microsoft Corporation	38,880

1,580	Oracle Corporation, (2)	28,013

380	Symantec Corporation, (2)	5,138
	Total Software	72,031

	Specialty Retail – 1.7%

1,180	Home Depot, Inc.	27,164

900	Lowe’s Companies, Inc.	19,368

70	Sherwin-Williams Company	4,183

290	Staples, Inc.	5,197

230	TJX Companies, Inc.	4,731
	Total Specialty Retail	60,643

	Textiles, Apparel & Luxury Goods – 0.3%

180	Nike, Inc., Class B	9,180
	Thrifts & Mortgage Finance – 0.4%

490	Hudson City Bancorp, Inc.	7,820

300	People’s United Financial, Inc.	5,349
	Total Thrifts & Mortgage Finance	13,169

	Tobacco – 3.3%

2,310	Altria Group, Inc.	34,789

90	Lorillard Inc.	5,072

1,530	Philip Morris International	66,570

140	Reynolds American Inc.	5,643

100	UST Inc.	6,938
	Total Tobacco	119,012

	Total Common Stocks (cost $3,656,898)	3,784,943

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 96.6%

$3,500	Repurchase Agreement with State Street Bank, dated 12/31/2008, repurchase price $3,500,002, collateralized by $3,580,000 U.S. Treasury Bills, 0.000%, due 7/30/09, value $3,574,630	0.010%	1/02/09	$3,500,000
$3,500	Total Short-Term Investments (cost $3,500,000)			3,500,000
	Total Investments (cost $7,156,898) – 201.0%			7,284,943

11

Portfolio of Investments (Unaudited)

Nuveen Enhanced Core Equity Plus Fund (continued)

December 31, 2008

Shares	Description (1)	Value

	Common Stocks Sold Short – (4.6)%

	Commercial Banks – (0.5)%

(400)	American Express Company	$(7,419)

(570)	Morgan Stanley	(9,143)
	Total Commercial Banks	(16,562)

	Communications Equipment – (0.2)%

(1,890)	Motorola, Inc.	(8,373)
	Computers & Peripherals – (0.7)%

(290)	Apple, Inc., (2)	(24,752)
	Consumer Finance – (0.2)%

(840)	SLM Corporation, (2)	(7,476)
	Diversified Financial Services – (0.8)%

(2,420)	Citigroup Inc.	(16,238)

(70)	CME Group, Inc.	(14,568)
	Total Diversified Financial Services	(30,806)

	Internet & Catalog Retail – (0.3)%

(180)	Amazon.com, Inc., (2)	(9,230)
	Internet Software & Services – (1.5)%

(150)	Google Inc., Class A, (2)	(46,148)

(560)	Yahoo! Inc., (2)	(6,832)
	Total Internet Software & Services	(52,980)

	Pharmaceuticals – (0.2)%

(430)	Schering-Plough Corporation	(7,323)
	Software – (0.2)%

(550)	Electronic Arts Inc. (EA), (2)	(8,822)
	Total Common Stocks Sold Short (proceeds $162,153)	(166,324)

	Other Assets Less Liabilities – (96.4)%	(3,494,476)

	Net Assets – 100%	$3,624,143

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing.

See accompanying notes to financial statements.

12

Statement of Assets and Liabilities (Unaudited)

December 31, 2008

Assets
Investments, at value (cost $3,656,898)	$3,784,943
Short-term investments (at cost, which approximates value)	3,500,000
Receivables:
Dividends	623
From Adviser	4,663
Investments sold	162,153
Total assets	7,452,382
Liabilities
Securities sold short, at value (proceeds $162,153)	166,324
Payable for investments purchased	3,656,898
Accrued expenses:
12b-1 distribution and service fees	36
Other	4,981
Total liabilities	3,828,239
Net assets	$3,624,143
Class A Shares
Net assets	$258,865
Shares outstanding	12,500
Net asset value per share	$20.71
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.97
Class C Shares
Net assets	$258,849
Shares outstanding	12,500
Net asset value and offering price per share	$20.71
Class R3 Shares
Net assets	$258,859
Shares outstanding	12,500
Net asset value and offering price per share	$20.71
Class I Shares
Net assets	$2,847,570
Shares outstanding	137,500
Net asset value and offering price per share	$20.71

Net Assets Consist of:
Capital paid-in	$3,500,000
Undistributed (Over-distribution of) net investment income	269
Accumulated net realized gain (loss) from investments	—
Net unrealized appreciation (depreciation) of investments and securities sold short	123,874
Net assets	$3,624,143

See accompanying notes to financial statements.

13

Statement of Operations (Unaudited)

For the Period December 29, 2008 (commencement of operations) through December 31, 2008

Investment Income	$624
Expenses
Management fees	246
12b-1 service fees – Class A	5
12b-1 distribution and service fees – Class C	21
12b-1 distribution and service fees – Class R3	10
Shareholders’ servicing agent fees and expenses	47
Custodian’s fees and expenses	187
Trustees’ fees and expenses	1
Professional fees	169
Shareholders’ reports – printing and mailing expenses	4,567
Federal and state registration fees	10
Other expenses	1
Total expenses before expense reimbursement	5,264
Expense reimbursement	(4,909)
Net expenses	355
Net investment income	269
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and securities sold short	—
Net unrealized appreciation (depreciation) of investments and securities sold short	123,874
Net realized and unrealized gain (loss)	123,874
Net increase (decrease) in net assets from operations	$124,143

See accompanying notes to financial statements.

14

Statement of Changes in Net Assets (Unaudited)

For the Period December 29, 2008 (commencement of operations) through December 31, 2008

Operations
Net investment income	$269
Net realized gain (loss) from investments and securities sold short	—
Net unrealized appreciation (depreciation) of investments and securities sold short	123,874
Net increase (decrease) in net assets from operations	124,143
Fund Share Transactions
Proceeds from sale of shares	3,500,000
Net increase (decrease) in net assets from Fund share transactions	3,500,000
Net increase (decrease) in net assets	3,624,143
Net assets at the beginning of period	—
Net assets at the end of period	$3,624,143
Undistributed (Over-distribution of) net investment income at the end of period	$269

See accompanying notes to financial statements.

15

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Enhanced Core Equity Plus Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund invests primarily in equity securities of companies within the S&P 500 Index in an attempt to provide long-term capital appreciation. The Fund seeks to achieve additional return by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform.

The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range from between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Further, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Flexible Sales Charge Program

The Fund offers Class A, C, R3 and I Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a CDSC if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

16

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period December 29, 2008 (commencement of operations) through December 31, 2008.

Enhanced Custody Program

Short Sales – The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in “Net unrealized appreciation (depreciation) of investments, securities sold short and foreign currency” on the Statement of Operations. Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. During the period December 29, 2008 (commencement of operations) through December 31, 2008, the Fund did not incur any such expenses.

Securities Lending – Securities held by the Fund are loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowing of securities sold short.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s settled short positions which is recognized as “Enhanced custody expense” on the Statement of Operations. During the period December 29, 2008 (commencement of operations) through December 31, 2008, the Fund did not incur any such expenses.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No.157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally

17

Notes to Financial Statements (Unaudited) (continued)

accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of December 31, 2008:

	Level 1	Level 2	Level 3	Total
Investments	$7,284,943	$—	$—	$7,284,943
Securities sold short	(166,324)	—	—	(166,324)
Total	$7,118,619	$—	$—	$7,118,619

3. Fund Shares

Transactions in Fund shares were as follows:

	For the Period 12/29/08 (commencement of operations) through 12/31/08
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	137,500	2,750,000
Net increase (decrease)	175,000	$3,500,000

4. Investment Transactions

Purchases and sales (including proceeds from securities sold short but excluding short-term investments) for the period December 29, 2008 (commencement of operations) through December 31, 2008, aggregated $3,656,898 and $162,153, respectively.

5. Income Tax Information

The following information is determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States.

At December 31, 2008, the cost of investments (excluding proceeds received on securities sold short) was $7,156,898.

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received or securities sold short) at December 31, 2008, were as follows:

Gross unrealized:
Appreciation	$129,561
Depreciation	(1,516)
Net unrealized appreciation (depreciation) of investments	$128,045

6. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

18

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.6500%
For the next $125 million	.6325
For the next $250 million	.6250
For the next $500 million	.6125
For the next $1 billion	.6000
For net assets over $2 billion	.5850

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of December 31, 2008, the complex-level fee rate was .2000%.

The complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily net assets of all Nuveen funds, with such daily net assets to include assets attributable to preferred stock issued by or borrowings by such funds but to exclude assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolio of the Fund. HydePark is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive and reimburse expenses through November 30, 2011, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed 1.10% (1.35% after November 30, 2011) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At December 31, 2008, Nuveen owned all shares of each Class of the Fund.

During the period December 29, 2008 (commencement of operations) through December 31, 2008, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

7. New Accounting Pronouncement

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161)

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund’s financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

19

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/08)
2008(e)	$20.00	$—	**	$.71	$.71	$—	$—	$—	$20.71	3.55%	$259	18.31	%*	(16.14	)%*	1.35	%*	.82	%*	1.35	%*	.82	%*	4%
Class C (12/08)
2008(e)	20.00	—	**	.71	.71	—	—	—	20.71	3.55	259	19.08	*	(16.91	)*	2.13	*	.05	*	2.13	*	.05	*	4
Class R3 (12/08)
2008(e)	20.00	—	**	.71	.71	—	—	—	20.71	3.55	259	18.50	*	(16.38	)*	1.59	*	.53	*	1.59	*	.53	*	4
Class I (12/08)
2008(e)	20.00	—	**	.71	.71	—	—	—	20.71	3.55	2,848	18.04	*	(15.89	)*	1.10	*	1.05	*	1.10	*	1.05	*	4

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through December 31, 2008.

See accompanying notes to financial statements.

20

Annual Investment Management Agreement Approval Process

The Board of Trustees of the Fund (the “Board”, and each Trustee, a “Board Member”) is responsible for approving advisory arrangements and, at a meeting held on November 19, 2008, (the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (“Independent Board Members”), unanimously approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and Nuveen HydePark Group, LLC (the “Sub-Adviser”), on behalf of the Fund. The Sub-Adviser and NAM are each hereafter a “Fund Adviser.”

To assist the Board in its evaluation of an advisory contract with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance information regarding the investment strategy anticipated to be used by the Fund (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable, unaffiliated funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable, unaffiliated funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the advisory agreement and sub-advisory agreement with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Investment Management Agreement and Sub-Advisory Agreement.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that each such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. The Independent Board Members further evaluated the professional experience, qualifications and credentials of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.
With respect to evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

21

Annual Investment Management Agreement Approval Process (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the respective Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members received certain performance information relevant to the investment strategy anticipated to be used by the Fund. In this regard, the Independent Board Members received, among other things, performance information for rolling three-month periods for periods ending from December 2007 to October 2008 and annualized return information for the period from October 2007 to October 2008.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds. In this regard, the Independent Board Members also considered the fund-level breakpoint schedule and complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and reimbursements to be provided. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other clients of Nuveen or its affiliates, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to a fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other Nuveen funds and other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities and the allocation methodology used in preparing the profitability data. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s profitability compared with other fund sponsors prepared by two independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. The Independent Board Members further received the Form 8-K of Nuveen for the quarter ending June 30, 2008. Based on its review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

22

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. In considering economies of scale, the Independent Board Members have recognized that economies of scale are difficult to measure and predict with precision. Notwithstanding the foregoing, one method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the applicable breakpoint schedules and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders of the Fund.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, sales charges, distribution fees and shareholder services fees, which include fees received pursuant to a Rule 12b-1 plan, to be received and retained by the Fund’s principal underwriter, an affiliate of NAM.

In addition to the above, the Independent Board Members considered whether the Fund Adviser will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. The Independent Board Members also considered the soft dollar arrangements of the Sub-Adviser and considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it may receive research from brokers that execute the Fund’s portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

23

Notes

24

Notes

25

Notes

26

Notes

27

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

28

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Advisers Nuveen HydePark Group, LLC 111 West Jackson Blvd. Suite 1411 Chicago, IL 60604	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Nuveen Funds’ Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

29

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow. In total, the Company managed $134 billion of assets on September 30, 2008.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-EQTYP-1208D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

See Portfolio of Investments in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date March 10, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date March 10, 2009

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date March 10, 2009